UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Susan McWhan Tobin, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2139

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report
December 31, 2023

Loomis Sayles High Income Fund
Loomis Sayles Investment Grade Bond Fund
Loomis Sayles Strategic Alpha Fund
Loomis Sayles Strategic Income Fund

IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission (SEC) has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports. Beginning in July 2024, Funds will be required by the SEC to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that is currently being provided. If you would like to receive shareholder reports and other communications from the Funds electronically, instead of by mail, you may make that request at www.icsdelivery.com/natixisfunds. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

Loomis Sayles High Income Fund

Managers
Matthew J. Eagan, CFA®
Brian P. Kennedy
Peter S. Sheehan*
Elaine M. Stokes**
Todd P. Vandam, CFA®
Loomis, Sayles & Company, L.P.

Symbols
Class A	NEFHX
Class C	NEHCX
Class N	LSHNX
Class Y	NEHYX

*	Effective June 30, 2023, Peter S. Sheehan serves as portfolio manager of the Fund.
**	Effective December 31, 2023, Elaine M. Stokes no longer serves as portfolio manager of the Fund.

Investment Goal
The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions
The bond market finished 2023 with positive total returns, but the favorable end result obscures the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation and the US Federal Reserve’s (Feds) continued interest rate increases. As late as October, the headline US investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher for longer.”
This backdrop changed considerably in November and December, as the concerns that had weighed on the market throughout 2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns about rising oil prices in the third quarter. In November, the headline Consumer Price Index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chairman Jerome Powell added to the upbeat tone with comments suggesting that rate cuts could begin as early as the first half of 2024. Bond prices took another leg higher in response, erasing all previous losses and helping the fixed-income market close with solid gains for the full year. Income also made a meaningful contribution to total returns thanks to the increase in yields over the past two years.
US Treasuries registered gains for the year, albeit with unusually high volatility brought about by the shifting interest rate outlook. The yield on the two-year note, which came into 2023 at 4.41%, rose as high as 5.19% in mid-October before falling sharply to finish December at 4.23%. The ten-year issue took a similar path, moving from 3.88% at the end of 2022 to 4.99% in October and ultimately closing at the same 3.88% level where it began. The yield curve remained inverted for all of 2023, meaning that short-term debt offered higher yields than longer-term issues – an unusual condition that is often seen as a precursor to a recession. However, through the remainder of the year the extent of the inversion gradually receded from its July high.
Corporate bonds delivered a robust gain and outperformed US Treasuries. In addition to benefiting from the drop in Treasury yields in the fourth quarter, the asset class was boosted by the environment of positive economic growth, continued strength in corporate earnings, and investors’ hearty appetite for risk. Corporates’ above-average yield was an additional factor in their positive relative performance.
High-yield corporate bonds logged a double-digit gain in 2023 and strongly outpaced the investment grade market. A large contribution from yield helped results, as did a decline in yield spreads brought about by better-than-expected corporate earnings and investors’ elevated appetite for risk. Senior loans, which typically feature floating rates, benefited from the rising-rate environment in the first ten months of the year and finished as one of the top-performing segments of the bond market.
Securitized assets produced largely positive total returns in 2023. Collateralized loan obligations (CLOs) and commercial asset-backed securities (ABS) delivered particularly strong gains. Portions of the residential mortgage-backed securities (RMBS) market also outperformed. Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency commercial mortgage-backed securities’ (CMBS) performance for the full year. Generally, the higher-yielding securitized credit sectors performed best. A challenging supply-and-demand backdrop negatively impacted agency mortgage-backed securities (MBS) as elevated levels of interest-rate volatility continued and historically large buyers of agency MBS (banks and the Fed) pulled back from the market. Still, agency MBS outperformed US Treasuries for the year.
1 |

Loomis Sayles High Income Fund
Developed market government bonds generated gains in 2023, although weakness in foreign currencies dampened returns somewhat for US dollar investors. Emerging markets debt outperformed US investment grade bonds thanks to investors’ hearty appetite for risk and the positive economic growth trends for many countries in the asset class.
Performance Results
For the 12 months ended December 31, 2023, Class Y shares of the Loomis Sayles High Income Fund returned 10.13% at net asset value. The Fund underperformed its benchmark, the Bloomberg U.S. Corporate High-Yield Bond Index, which returned 13.44%.
Explanation of Fund Performance
High yield corporate bonds delivered strong returns throughout the year, finishing ahead of many other fixed income sectors. While the Fund posted positive returns on an absolute basis, it underperformed the benchmark. Security selection was the primary source of underperformance for the period. Exposure to emerging market credit was a detractor and underperformance was derived primarily from holdings in Chinese property names as this sector has remained under continued pressure. The allocation to securitized assets was also a negative as holdings in non-agency CMBS hurt returns. An allocation to convertibles was also a detractor, led by select names in the communications and transportation space. Lastly, an allocation to defensive, reserve-like positions and US Treasuries was detrimental, as these did not keep pace with the riskier asset classes.
Security selection within high yield corporate credit was a contributor to relative returns. Our higher conviction names, specifically in the communications and consumer cyclical space, were strong performers for the year. Exposure to investment grade credit was also beneficial, with names in banking providing strong returns.
Outlook
US inflation — while still above the Fed’s 2% target — continued to decline from its mid-2022 peak and provided the Fed with enough flexibility in December 2023 to signal the tightening cycle is over. Fed Chair Jerome Powell sent a clear message to investors that he did not want to restrict the economy longer than necessary and stated that interest rate cuts would occur over the next year. This fueled a bond market rally in the second half of the fourth quarter, which saw the 10-year US Treasury yield fall to 3.88% at year-end after peaking at 4.99% on October 19, 2023. Optimism for Fed cuts and the potential for a soft landing also drove a rally in risk assets. We saw tighter investment grade and high yield spreads, coupled with declining interest rates, which helped to boost fixed income returns, resulting in positive calendar year returns in most fixed income sectors.
In our view, the credit cycle1 is firmly in the ‘late cycle’ stage. Monetary policy is in restrictive territory and lending standards have tightened. Up to this point, the US labor market has been resilient and underpinned consumer spending, while corporate fundamentals have remained stable and supportive of economic activity. Looking forward, we believe that economic growth is decelerating. Our base case calls for below-trend US growth in 2024, however, we do not anticipate a technical recession of back-to-back quarters with negative gross domestic product (GDP). We expect European economic growth to remain stagnant while economic growth in China is showing signs of bottoming, but continues to remain sluggish.
We believe that inflation has peaked and positive real rates should have the effect of slowing growth and continuing to lower inflation over time. The Fed appears to be satisfied with the progress it has made against inflation and now sees labor market/economic softening as an equal risk to inflation, thus the pivot. We believe the market may be too aggressive in pricing in rate cuts for 2024, as we believe it will take longer for core inflation to hit the Fed’s target and that Fed easing may ultimately come in some combination of rate cuts and a slowing of balance sheet normalization. Our view is that inflation will be ‘unstable’ over the long term as secular trends, such as deglobalization, decarbonization and the greenification of energy sources, aging demographics, and growing government deficits, have the potential to keep a floor under inflation but also have the potential to make it more volatile going forward. We expect to see dips in inflation as the cycles progress, but believe we're likely to experience higher lows than what we've experienced over the last 15 years. From an interest rate risk perspective, we believe the 10-year US Treasury range is currently 3.50% - 4.50% and have structured our portfolios for a steeper yield curve, likely driven by a fall in short-term rates as inflation moderates combined with secular trends that could potentially keep a floor under long-term yields.
Corporate fundamentals appear stable and while there has been some recent weakness in broader fundamentals, factors such as leverage and interest coverage ratios remain strong in a historical context, and specific to the high yield market, the maturity wall seems manageable in our opinion through 2025. Our Credit Health Index (CHIN) suggests defaults/losses will remain relatively low, while slowly increasing to more normal levels associated with a ‘late-cycle’ environment. Throughout 2023, we have been monitoring the pace of corporate earnings growth as an indicator of future economic activity. Positive earnings growth in the third quarter of 2023 confirmed our view that earnings would likely trough by the end of the year. The earnings recession experienced over the first half of 2023 was not deep enough to drive the credit cycle into downturn and improving earnings growth should alleviate some pressure for companies to aggressively cut costs through job cuts, in our opinion. Under this scenario, the economic downside is likely a mild or
| 2

Loomis Sayles High Income Fund
shallow recession, as we believe unemployment will remain low and a healthy consumer combined with stable corporate fundamentals should serve to minimize the potential for a hard landing by providing a floor to economic activity.
We believe that value has returned to fixed income markets and a combination of discount-to-par (positive convexity), favorable yields and an increase in issuer performance dispersion is helping to create opportunities in the bond markets. In our view, bond markets will likely be supported with strong demand as investors sit on record levels of cash that will be seeking yield as the Fed potentially cuts rates on the front end. We are mindful of the risks going forward, such as tighter financial conditions and their impact on the financial system, slower Chinese economic growth, geopolitical risk, the broader economic impact of a further decline in the commercial real estate market, and the upcoming US Presidential election. We believe that much of the turmoil leaves us with a wide range of potential outcomes for growth, inflation and central bank policy response. Based on the uncertain backdrop, we feel it is prudent to maintain a balanced risk profile between interest rate and spread risk. While our average position in liquid reserves was reduced in 2023, we continue to maintain liquidity as we patiently wait for opportunities to potentially develop. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves.
1 A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
December 31, 2013 through December 31, 2023

3 |

Loomis Sayles High Income Fund
Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[3]
					Gross	Net
Class Y
NAV	10.13%	3.65%	3.48%	— %	0.89%	0.71%
Class A
NAV	9.53	3.33	3.18	—	1.14	0.96
With 4.25% Maximum Sales Charge	4.74	2.42	2.72	—
Class C
NAV	8.94	2.58	2.57	—	1.89	1.71
With CDSC[4]	7.94	2.58	2.57	—
Class N (Inception 11/30/16)
NAV	9.85	3.64	—	3.42	1.76	0.66
Comparative Performance
Bloomberg U.S. Corporate High-Yield Bond Index[2]	13.44	5.37	4.60	4.77
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
Bloomberg U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. Bloomberg U.S. Corporate High-
Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg U.S. Universal and Global High-Yield Indices.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/25. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 4

Loomis Sayles Investment Grade Bond Fund

Managers
Matthew J. Eagan, CFA®
Brian P. Kennedy
Elaine M. Stokes*
Loomis, Sayles & Company, L.P.

Symbols
Class A	LIGRX
Class C	LGBCX
Class N	LGBNX
Class Y	LSIIX
Admin Class	LIGAX

*	Effective December 31, 2023, Elaine M. Stokes no longer serves as portfolio manager of the Fund.

Investment Goal
The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions
The bond market finished 2023 with positive total returns, but the favorable end result obscures the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation and the US Federal Reserve’s (Feds) continued interest rate increases. As late as October, the headline US investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher for longer.”
This backdrop changed considerably in November and December, as the concerns that had weighed on the market throughout 2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns about rising oil prices in the third quarter. In November, the headline Consumer Price Index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chairman Jerome Powell added to the upbeat tone with comments suggesting that rate cuts could begin as early as the first half of 2024. Bond prices took another leg higher in response, erasing all previous losses and helping the fixed-income market close with solid gains for the full year. Income also made a meaningful contribution to total returns thanks to the increase in yields over the past two years.
US Treasuries registered gains for the year, albeit with unusually high volatility brought about by the shifting interest rate outlook. The yield on the two-year note, which came into 2023 at 4.41%, rose as high as 5.19% in mid-October before falling sharply to finish December at 4.23%. The ten-year issue took a similar path, moving from 3.88% at the end of 2022 to 4.99% in October and ultimately closing at the same 3.88% level where it began. The yield curve remained inverted for all of 2023, meaning that short-term debt offered higher yields than longer-term issues – an unusual condition that is often seen as a precursor to a recession. However, through the remainder of the year the extent of the inversion gradually receded from its July high.
Corporate bonds delivered a robust gain and outperformed US Treasuries. In addition to benefiting from the drop in Treasury yields in the fourth quarter, the asset class was boosted by the environment of positive economic growth, continued strength in corporate earnings, and investors’ hearty appetite for risk. Corporates’ above-average yield was an additional factor in their positive relative performance.
High-yield corporate bonds logged a double-digit gain in 2023 and strongly outpaced the investment grade market. A large contribution from yield helped results, as did a decline in yield spreads brought about by better-than-expected corporate earnings and investors’ elevated appetite for risk. Senior loans, which typically feature floating rates, benefited from the rising-rate environment in the first ten months of the year and finished as one of the top-performing segments of the bond market.
Securitized assets produced largely positive total returns in 2023. Collateralized loan obligations (CLOs) and commercial asset-backed securities (ABS) delivered particularly strong gains. Portions of the residential mortgage-backed securities (RMBS) market also outperformed. Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency commercial mortgage-backed securities’ (CMBS) performance for the full year. Generally, the higher-yielding securitized credit sectors performed best. A challenging supply-and-demand backdrop negatively impacted agency mortgage-backed securities (MBS) as elevated levels of interest-rate volatility continued and historically large buyers of agency MBS (banks and the Fed) pulled back from the market. Still, agency MBS outperformed US Treasuries for the year.
5 |

Loomis Sayles Investment Grade Bond Fund
Developed market government bonds generated gains in 2023, although weakness in foreign currencies dampened returns somewhat for US dollar investors. Emerging markets debt outperformed US investment grade bonds thanks to investors’ hearty appetite for risk and the positive economic growth trends for many countries in the asset class.
Performance Results
For the 12 months ended December 31, 2023, Class Y shares of the Loomis Sayles Investment Grade Bond Fund returned 7.50% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Government/Credit Bond Index, which returned 5.72%.
Explanation of Fund Performance
The overall fixed income markets posted strong returns in 2023 with the Fund outperforming its index, mostly due to positive security selection. Bond selection in investment grade corporate credit was a contributor to performance over the year, with select names in the basic industry, energy, and banking sectors providing positive returns. Securitized credit was also beneficial given the asset class's shorter duration profile, where holdings in ABS and CLOs aided returns. Within high yield credit, select names in the finance companies sector along with our higher conviction names in the communication space were positive.
Exposure to emerging market credit was negative during the year. Underperformance was derived primarily from holdings in Chinese property names as this sector has remained under continued pressure. An allocation to convertibles was also a detractor, led by select names in the communications and transportation space. The overall allocation to US Treasuries was positive as the Fund was underweight throughout the year. However, treasury futures were used to manage duration, and these positions were detractors.
Outlook
US inflation — while still above the Fed’s 2% target — continued to decline from its mid-2022 peak and provided the Fed with enough flexibility in December 2023 to signal the tightening cycle is over. Fed Chair Jerome Powell sent a clear message to investors that he did not want to restrict the economy longer than necessary and stated that interest rate cuts would occur over the next year. This fueled a bond market rally in the second half of the fourth quarter, which saw the 10-year US Treasury yield fall to 3.88% at year-end after peaking at 4.99% on October 19, 2023. Optimism for Fed cuts and the potential for a soft landing also drove a rally in risk assets. We saw tighter investment grade and high yield spreads, coupled with declining interest rates, which helped to boost fixed income returns, resulting in positive calendar year returns in most fixed income sectors.
In our view, the credit cycle1 is firmly in the ‘late cycle’ stage. Monetary policy is in restrictive territory and lending standards have tightened. Up to this point, the US labor market has been resilient and underpinned consumer spending, while corporate fundamentals have remained stable and supportive of economic activity. Looking forward, we believe that economic growth is decelerating. Our base case calls for below-trend US growth in 2024, however, we do not anticipate a technical recession of back-to-back quarters with negative gross domestic product (GDP). We expect European economic growth to remain stagnant while economic growth in China is showing signs of bottoming, but continues to remain sluggish.
We believe that inflation has peaked and positive real rates should have the effect of slowing growth and continuing to lower inflation over time. The Fed appears to be satisfied with the progress it has made against inflation and now sees labor market/economic softening as an equal risk to inflation, thus the pivot. We believe the market may be too aggressive in pricing in rate cuts for 2024, as we believe it will take longer for core inflation to hit the Fed’s target and that Fed easing may ultimately come in some combination of rate cuts and a slowing of balance sheet normalization. Our view is that inflation will be ‘unstable’ over the long term as secular trends, such as deglobalization, decarbonization and the greenification of energy sources, aging demographics, and growing government deficits, have the potential to keep a floor under inflation but also have the potential to make it more volatile going forward. We expect to see dips in inflation as the cycles progress, but believe we're likely to experience higher lows than what we've experienced over the last 15 years. From an interest rate risk perspective, we believe the 10-year US Treasury range is currently 3.50% - 4.50% and have structured our portfolios for a steeper yield curve, likely driven by a fall in short-term rates as inflation moderates combined with secular trends that could potentially keep a floor under long-term yields.
Corporate fundamentals appear stable and while there has been some recent weakness in broader fundamentals, factors such as leverage and interest coverage ratios remain strong in a historical context, and specific to the high yield market, the maturity wall seems manageable in our opinion through 2025. Our Credit Health Index (CHIN) suggests defaults/losses will remain relatively low, while slowly increasing to more normal levels associated with a ‘late-cycle’ environment. Throughout 2023, we have been monitoring the pace of corporate earnings growth as an indicator of future economic activity. Positive earnings growth in the third quarter of 2023 confirmed our view that earnings would likely trough by the end of the year. The earnings recession experienced over the first half of 2023 was not deep enough to drive the credit cycle into downturn and improving earnings growth should alleviate some pressure for companies to aggressively cut costs through job cuts, in our opinion. Under this scenario, the economic downside is likely a mild or
| 6

Loomis Sayles Investment Grade Bond Fund
shallow recession, as we believe unemployment will remain low and a healthy consumer combined with stable corporate fundamentals should serve to minimize the potential for a hard landing by providing a floor to economic activity.
We believe that value has returned to fixed income markets and a combination of discount-to-par (positive convexity), favorable yields and an increase in issuer performance dispersion is helping to create opportunities in the bond markets. In our view, bond markets will likely be supported with strong demand as investors sit on record levels of cash that will be seeking yield as the Fed potentially cuts rates on the front end. We are mindful of the risks going forward, such as tighter financial conditions and their impact on the financial system, slower Chinese economic growth, geopolitical risk, the broader economic impact of a further decline in the commercial real estate market, and the upcoming US Presidential election. We believe that much of the turmoil leaves us with a wide range of potential outcomes for growth, inflation and central bank policy response. Based on the uncertain backdrop, we feel it is prudent to maintain a balanced risk profile between interest rate and spread risk. While our average position in liquid reserves was reduced in 2023, we continue to maintain liquidity as we patiently wait for opportunities to potentially develop. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves.
1 A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
December 31, 2013 through December 31, 2023

7 |

Loomis Sayles Investment Grade Bond Fund
Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Expense Ratios[4]
				Gross	Net
Class Y
NAV	7.50%	3.08%	2.74%	0.55%	0.49%
Class A
NAV	7.34	2.84	2.50	0.80	0.74
With 4.25% Maximum Sales Charge	2.75	1.95	2.05
Class C
NAV	6.43	2.06	1.88	1.55	1.49
With CDSC[5]	5.43	2.06	1.88
Class N
NAV	7.55	3.15	2.83	0.47	0.44
Admin Class
NAV	6.99	2.56	2.25	1.05	0.99
Comparative Performance
Bloomberg U.S. Government/Credit Bond Index[2]	5.72	1.41	1.97
Bloomberg U.S. Aggregate Bond Index[3]	5.53	1.10	1.81
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
Bloomberg U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

3
Bloomberg U.S. Aggregate Bond Index is a broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-
registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 8

Loomis Sayles Strategic Alpha Fund

Managers
Matthew J. Eagan, CFA®
Brian P. Kennedy
Elaine M. Stokes*
Todd P. Vandam, CFA®
Loomis, Sayles & Company, L.P.

Symbols
Class A	LABAX
Class C	LABCX
Class N	LASNX
Class Y	LASYX

*	Effective December 31, 2023, Elaine M. Stokes no longer serves as portfolio manager of the Fund.

Investment Goal
The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions
The bond market finished 2023 with positive total returns, but the favorable end result obscures the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation and the US Federal Reserve’s (Feds) continued interest rate increases. As late as October, the headline US investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher for longer.”
This backdrop changed considerably in November and December, as the concerns that had weighed on the market throughout 2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns about rising oil prices in the third quarter. In November, the headline Consumer Price Index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chairman Jerome Powell added to the upbeat tone with comments suggesting that rate cuts could begin as early as the first half of 2024. Bond prices took another leg higher in response, erasing all previous losses and helping the fixed-income market close with solid gains for the full year. Income also made a meaningful contribution to total returns thanks to the increase in yields over the past two years.
US Treasuries registered gains for the year, albeit with unusually high volatility brought about by the shifting interest rate outlook. The yield on the two-year note, which came into 2023 at 4.41%, rose as high as 5.19% in mid-October before falling sharply to finish December at 4.23%. The ten-year issue took a similar path, moving from 3.88% at the end of 2022 to 4.99% in October and ultimately closing at the same 3.88% level where it began. The yield curve remained inverted for all of 2023, meaning that short-term debt offered higher yields than longer-term issues – an unusual condition that is often seen as a precursor to a recession. However, through the remainder of the year the extent of the inversion gradually receded from its July high.
Corporate bonds delivered a robust gain and outperformed US Treasuries. In addition to benefiting from the drop in Treasury yields in the fourth quarter, the asset class was boosted by the environment of positive economic growth, continued strength in corporate earnings, and investors’ hearty appetite for risk. Corporates’ above-average yield was an additional factor in their positive relative performance.
High-yield corporate bonds logged a double-digit gain in 2023 and strongly outpaced the investment grade market. A large contribution from yield helped results, as did a decline in yield spreads brought about by better-than-expected corporate earnings and investors’ elevated appetite for risk. Senior loans, which typically feature floating rates, benefited from the rising-rate environment in the first ten months of the year and finished as one of the top-performing segments of the bond market.
Securitized assets produced largely positive total returns in 2023. Collateralized loan obligations (CLOs) and commercial asset-backed securities (ABS) delivered particularly strong gains. Portions of the residential mortgage-backed securities (RMBS) market also outperformed. Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency commercial mortgage-backed securities’ (CMBS) performance for the full year. Generally, the higher-yielding securitized credit sectors performed best. A challenging supply-and-demand backdrop negatively impacted agency mortgage-backed securities (MBS) as elevated levels of interest-rate volatility continued and historically large buyers of agency MBS (banks and the Fed) pulled back from the market. Still, agency MBS outperformed US Treasuries for the year.
9 |

Loomis Sayles Strategic Alpha Fund
Developed market government bonds generated gains in 2023, although weakness in foreign currencies dampened returns somewhat for US dollar investors. Emerging markets debt outperformed US investment grade bonds thanks to investors’ hearty appetite for risk and the positive economic growth trends for many countries in the asset class.
Performance Results
For the 12 months ended December 31, 2023, Class Y shares of the Loomis Sayles Strategic Alpha Fund returned 7.90%. The Fund outperformed its benchmark, ICE BofA U.S. 3-Month Treasury Bill Index, which returned 5.01%. The Fund follows an absolute return strategy and is not managed to an index.
Explanation of Fund Performance
Exposure to securitized assets was the main contributor for the period, as allocation to the CLOs, ABS and non-agency RMBS sectors significantly contributed to performance. Within the ABS sector, car loan and housing exposure provided the largest contribution. Securitization deal sponsors sold $288.3 billion in asset-backed notes to investors in 2023, across auto, credit card, student loan, RMBS and commercial MBS.
The allocation to investment grade corporate bonds was also a contributor to performance for the year. Exposure to banking, basic industry and energy sectors significantly aided performance. The risk on rally of November continued through December, and while November’s rally was largely driven by supportive economic data, December’s rally was fueled by the Fed’s rhetoric again supporting the soft-landing thesis in addition to expectations of future rate cuts. Spreads tightened 5 bps to +99, which is nearly a 2-year low.
High yield corporates were also positive for the year. Consumer cyclical, communications and consumer non-cyclicals had the most significant impact.
The Fund’s positioning with respect to duration (and corresponding interest rate sensitivity) was additive to performance during the period. The team used treasury futures to manage duration over the period, and these positions contributed to performance.
The allocation to emerging market credit limited performance for the year, particularly within transportation and basic industry. Negative performance was derived primarily from holdings in Chinese property names as this sector has remained under continued pressure.
Outlook
US inflation — while still above the Fed’s 2% target — continued to decline from its mid-2022 peak and provided the Fed with enough flexibility in December 2023 to signal the tightening cycle is over. Fed Chair Jerome Powell sent a clear message to investors that he did not want to restrict the economy longer than necessary and stated that interest rate cuts would occur over the next year. This fueled a bond market rally in the second half of the fourth quarter, which saw the 10-year US Treasury yield fall to 3.88% at year-end after peaking at 4.99% on October 19, 2023. Optimism for Fed cuts and the potential for a soft landing also drove a rally in risk assets. We saw tighter investment grade and high yield spreads, coupled with declining interest rates, which helped to boost fixed income returns, resulting in positive calendar year returns in most fixed income sectors.
In our view, the credit cycle1 is firmly in the ‘late cycle’ stage. Monetary policy is in restrictive territory and lending standards have tightened. Up to this point, the US labor market has been resilient and underpinned consumer spending, while corporate fundamentals have remained stable and supportive of economic activity. Looking forward, we believe that economic growth is decelerating. Our base case calls for below-trend US growth in 2024, however, we do not anticipate a technical recession of back-to-back quarters with negative gross domestic product (GDP). We expect European economic growth to remain stagnant while economic growth in China is showing signs of bottoming, but continues to remain sluggish.
We believe that inflation has peaked and positive real rates should have the effect of slowing growth and continuing to lower inflation over time. The Fed appears to be satisfied with the progress it has made against inflation and now sees labor market/economic softening as an equal risk to inflation, thus the pivot. We believe the market may be too aggressive in pricing in rate cuts for 2024, as we believe it will take longer for core inflation to hit the Fed’s target and that Fed easing may ultimately come in some combination of rate cuts and a slowing of balance sheet normalization. Our view is that inflation will be ‘unstable’ over the long term as secular trends, such as deglobalization, decarbonization and the greenification of energy sources, aging demographics, and growing government deficits, have the potential to keep a floor under inflation but also have the potential to make it more volatile going forward. We expect to see dips in inflation as the cycles progress, but believe we're likely to experience higher lows than what we've experienced over the last 15 years. From an interest rate risk perspective, we believe the 10-year US Treasury range is currently 3.50% - 4.50% and have structured our portfolios for a steeper yield curve, likely driven by a fall in short-term rates as inflation moderates combined with secular trends that could potentially keep a floor under long-term yields.
| 10

Loomis Sayles Strategic Alpha Fund
Corporate fundamentals appear stable and while there has been some recent weakness in broader fundamentals, factors such as leverage and interest coverage ratios remain strong in a historical context, and specific to the high yield market, the maturity wall seems manageable in our opinion through 2025. Our Credit Health Index (CHIN) suggests defaults/losses will remain relatively low, while slowly increasing to more normal levels associated with a ‘late-cycle’ environment. Throughout 2023, we have been monitoring the pace of corporate earnings growth as an indicator of future economic activity. Positive earnings growth in the third quarter of 2023 confirmed our view that earnings would likely trough by the end of the year. The earnings recession experienced over the first half of 2023 was not deep enough to drive the credit cycle into downturn and improving earnings growth should alleviate some pressure for companies to aggressively cut costs through job cuts, in our opinion. Under this scenario, the economic downside is likely a mild or shallow recession, as we believe unemployment will remain low and a healthy consumer combined with stable corporate fundamentals should serve to minimize the potential for a hard landing by providing a floor to economic activity.
We believe that value has returned to fixed income markets and a combination of discount-to-par (positive convexity), favorable yields and an increase in issuer performance dispersion is helping to create opportunities in the bond markets. In our view, bond markets will likely be supported with strong demand as investors sit on record levels of cash that will be seeking yield as the Fed potentially cuts rates on the front end. We are mindful of the risks going forward, such as tighter financial conditions and their impact on the financial system, slower Chinese economic growth, geopolitical risk, the broader economic impact of a further decline in the commercial real estate market, and the upcoming US Presidential election. We believe that much of the turmoil leaves us with a wide range of potential outcomes for growth, inflation and central bank policy response. Based on the uncertain backdrop, we feel it is prudent to maintain a balanced risk profile between interest rate and spread risk. While our average position in liquid reserves was reduced in 2023, we continue to maintain liquidity as we patiently wait for opportunities to potentially develop. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves.
1 A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
December 31, 2013 through December 31, 2023

11 |

Loomis Sayles Strategic Alpha Fund
Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[3]
					Gross	Net
Class Y
NAV	7.90%	2.88%	2.61%	— %	0.75%	0.75%
Class A
NAV	7.70	2.60	2.35	—	1.00	1.00
With 4.25% Maximum Sales Charge	3.08	1.71	1.90	—
Class C
NAV	6.77	1.83	1.73	—	1.75	1.75
With CDSC[4]	5.77	1.83	1.73	—
Class N (Inception 5/1/17)
NAV	7.94	2.92	—	2.59	0.69	0.69
Comparative Performance
ICE BofA U.S. 3-Month Treasury Bill Index[2]	5.01	1.88	1.25	1.79
ICE BofA U.S. 3-Month Treasury Bill Index +300 basis points[2]	8.01	4.88	4.25	4.78
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
The ICE BofA U.S. 3-Month Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. ICE BofA U.S. 3-Month Treasury Bill Index +300 basis points is created by adding
3.00% to the annual return of the ICE BofA 3-Month Treasury Bill Index.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 12

Loomis Sayles Strategic Income Fund

Managers
Matthew J. Eagan, CFA®
Brian P. Kennedy
Elaine M. Stokes*
Loomis, Sayles & Company, L.P.

Symbols
Class A	NEFZX
Class C	NECZX
Class N	NEZNX
Class Y	NEZYX
Admin Class	NEZAX

*	Effective December 31, 2023, Elaine M. Stokes no longer serves as portfolio manager of the Fund.

Investment Goal
The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions
The bond market finished 2023 with positive total returns, but the favorable end result obscures the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation and the US Federal Reserve’s (Feds) continued interest rate increases. As late as October, the headline US investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher for longer.”
This backdrop changed considerably in November and December, as the concerns that had weighed on the market throughout 2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns about rising oil prices in the third quarter. In November, the headline Consumer Price Index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chairman Jerome Powell added to the upbeat tone with comments suggesting that rate cuts could begin as early as the first half of 2024. Bond prices took another leg higher in response, erasing all previous losses and helping the fixed-income market close with solid gains for the full year. Income also made a meaningful contribution to total returns thanks to the increase in yields over the past two years.
US Treasuries registered gains for the year, albeit with unusually high volatility brought about by the shifting interest rate outlook. The yield on the two-year note, which came into 2023 at 4.41%, rose as high as 5.19% in mid-October before falling sharply to finish December at 4.23%. The ten-year issue took a similar path, moving from 3.88% at the end of 2022 to 4.99% in October and ultimately closing at the same 3.88% level where it began. The yield curve remained inverted for all of 2023, meaning that short-term debt offered higher yields than longer-term issues – an unusual condition that is often seen as a precursor to a recession. However, through the remainder of the year the extent of the inversion gradually receded from its July high.
Corporate bonds delivered a robust gain and outperformed US Treasuries. In addition to benefiting from the drop in Treasury yields in the fourth quarter, the asset class was boosted by the environment of positive economic growth, continued strength in corporate earnings, and investors’ hearty appetite for risk. Corporates’ above-average yield was an additional factor in their positive relative performance.
High-yield corporate bonds logged a double-digit gain in 2023 and strongly outpaced the investment grade market. A large contribution from yield helped results, as did a decline in yield spreads brought about by better-than-expected corporate earnings and investors’ elevated appetite for risk. Senior loans, which typically feature floating rates, benefited from the rising-rate environment in the first ten months of the year and finished as one of the top-performing segments of the bond market.
Securitized assets produced largely positive total returns in 2023. Collateralized loan obligations (CLOs) and commercial asset-backed securities (ABS) delivered particularly strong gains. Portions of the residential mortgage-backed securities (RMBS) market also outperformed. Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency commercial mortgage-backed securities’ (CMBS) performance for the full year. Generally, the higher-yielding securitized credit sectors performed best. A challenging supply-and-demand backdrop negatively impacted agency mortgage-backed securities (MBS) as elevated levels of interest-rate volatility continued and historically large buyers of agency MBS (banks and the Fed) pulled back from the market. Still, agency MBS outperformed US Treasuries for the year.
13 |

Loomis Sayles Strategic Income Fund
Developed market government bonds generated gains in 2023, although weakness in foreign currencies dampened returns somewhat for US dollar investors. Emerging markets debt outperformed US investment grade bonds thanks to investors’ hearty appetite for risk and the positive economic growth trends for many countries in the asset class.
Performance Results
For the 12 months ended December 31, 2023, Class Y shares of the Loomis Sayles Strategic Income Fund returned 8.30% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 5.53%.
Explanation of Fund Performance
The overall fixed income markets posted strong returns in 2023 with the Fund outperforming its index, mostly due to positive security selection. Both high yield and investment grade credit were contributors to performance over the year. Within high yield credit, our higher conviction names in the communication and consumer cyclical space were positive along with select finance companies names. For investment grade credit, select names in energy, banking and basic industry were positive. Securitized credit was also beneficial given the asset class's shorter duration profile, where holdings in ABS and CLOs aided returns.
Exposure to emerging market credit was negative during the year. Underperformance was derived primarily from holdings in Chinese property names as this sector has remained under continued pressure. An allocation to convertibles was also a detractor, led by select names in the communications and transportation space.
Outlook
US inflation — while still above the Fed’s 2% target — continued to decline from its mid-2022 peak and provided the Fed with enough flexibility in December 2023 to signal the tightening cycle is over. Fed Chair Jerome Powell sent a clear message to investors that he did not want to restrict the economy longer than necessary and stated that interest rate cuts would occur over the next year. This fueled a bond market rally in the second half of the fourth quarter, which saw the 10-year US Treasury yield fall to 3.88% at year-end after peaking at 4.99% on October 19, 2023. Optimism for Fed cuts and the potential for a soft landing also drove a rally in risk assets. We saw tighter investment grade and high yield spreads, coupled with declining interest rates, which helped to boost fixed income returns, resulting in positive calendar year returns in most fixed income sectors.
In our view, the credit cycle1 is firmly in the ‘late cycle’ stage. Monetary policy is in restrictive territory and lending standards have tightened. Up to this point, the US labor market has been resilient and underpinned consumer spending, while corporate fundamentals have remained stable and supportive of economic activity. Looking forward, we believe that economic growth is decelerating. Our base case calls for below-trend US growth in 2024, however, we do not anticipate a technical recession of back-to-back quarters with negative gross domestic product (GDP). We expect European economic growth to remain stagnant while economic growth in China is showing signs of bottoming, but continues to remain sluggish.
We believe that inflation has peaked and positive real rates should have the effect of slowing growth and continuing to lower inflation over time. The Fed appears to be satisfied with the progress it has made against inflation and now sees labor market/economic softening as an equal risk to inflation, thus the pivot. We believe the market may be too aggressive in pricing in rate cuts for 2024, as we believe it will take longer for core inflation to hit the Fed’s target and that Fed easing may ultimately come in some combination of rate cuts and a slowing of balance sheet normalization. Our view is that inflation will be ‘unstable’ over the long term as secular trends, such as deglobalization, decarbonization and the greenification of energy sources, aging demographics, and growing government deficits, have the potential to keep a floor under inflation but also have the potential to make it more volatile going forward. We expect to see dips in inflation as the cycles progress, but believe we're likely to experience higher lows than what we've experienced over the last 15 years. From an interest rate risk perspective, we believe the 10-year US Treasury range is currently 3.50% - 4.50% and have structured our portfolios for a steeper yield curve, likely driven by a fall in short-term rates as inflation moderates combined with secular trends that could potentially keep a floor under long-term yields.
Corporate fundamentals appear stable and while there has been some recent weakness in broader fundamentals, factors such as leverage and interest coverage ratios remain strong in a historical context, and specific to the high yield market, the maturity wall seems manageable in our opinion through 2025. Our Credit Health Index (CHIN) suggests defaults/losses will remain relatively low, while slowly increasing to more normal levels associated with a ‘late-cycle’ environment. Throughout 2023, we have been monitoring the pace of corporate earnings growth as an indicator of future economic activity. Positive earnings growth in the third quarter of 2023 confirmed our view that earnings would likely trough by the end of the year. The earnings recession experienced over the first half of 2023 was not deep enough to drive the credit cycle into downturn and improving earnings growth should alleviate some pressure for companies to aggressively cut costs through job cuts, in our opinion. Under this scenario, the economic downside is likely a mild or shallow recession, as we believe unemployment will remain low and a healthy consumer combined with stable corporate fundamentals should serve to minimize the potential for a hard landing by providing a floor to economic activity.
| 14

Loomis Sayles Strategic Income Fund
We believe that value has returned to fixed income markets and a combination of discount-to-par (positive convexity), favorable yields and an increase in issuer performance dispersion is helping to create opportunities in the bond markets. In our view, bond markets will likely be supported with strong demand as investors sit on record levels of cash that will be seeking yield as the Fed potentially cuts rates on the front end. We are mindful of the risks going forward, such as tighter financial conditions and their impact on the financial system, slower Chinese economic growth, geopolitical risk, the broader economic impact of a further decline in the commercial real estate market, and the upcoming US Presidential election. We believe that much of the turmoil leaves us with a wide range of potential outcomes for growth, inflation and central bank policy response. Based on the uncertain backdrop, we feel it is prudent to maintain a balanced risk profile between interest rate and spread risk. While our average position in liquid reserves was reduced in 2023, we continue to maintain liquidity as we patiently wait for opportunities to potentially develop. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves.
1 A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
December 31, 2013 through December 31, 2023

15 |

Loomis Sayles Strategic Income Fund
Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Expense Ratios[4]
				Gross	Net
Class Y
NAV	8.30%	2.11%	2.13%	0.72%	0.68%
Class A
NAV	8.02	1.86	1.88	0.97	0.93
With 4.25% Maximum Sales Charge	3.40	0.98	1.44
Class C
NAV	7.26	1.10	1.27	1.72	1.68
With CDSC[5]	6.26	1.10	1.27
Class N
NAV	8.45	2.19	2.22	0.63	0.63
Admin Class
NAV	7.78	1.60	1.63	1.22	1.18
Comparative Performance
Bloomberg U.S. Aggregate Bond Index[2]	5.53	1.10	1.81
Bloomberg U.S. Universal Bond Index[3]	6.17	1.44	2.08
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
Bloomberg U.S. Aggregate Bond Index is a broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-
registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3
Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the
Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

4
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/25. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 16

ADDITIONAL INFORMATION
The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.
All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.
ADDITIONAL INDEX INFORMATION
This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.
The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.
PROXY VOTING INFORMATION
A description of the Natixis Funds' proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com, and on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information about how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Natixis Funds’ website and the SEC website.
QUARTERLY PORTFOLIO SCHEDULES
The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.
TAILORED SHAREHOLDER REPORTS FOR MUTUAL FUNDS AND EXCHANGE-TRADED FUNDS
In October 2022, the SEC adopted rule and form amendments requiring mutual funds and exchange-traded funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.
17 |

Understanding Fund Expenses
As a mutual fund shareholder, you incur different costs:  transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees ("12b-1 fees"), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.
The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2023 through December 31, 2023. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.
The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.
Loomis Sayles High Income Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Class A
Actual	$1,000.00	$1,064.20	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Class C
Actual	$1,000.00	$1,062.70	$8.84
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$1,065.80	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,068.70	$3.65
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*
Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement):  0.95%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half–year (184), divided by 365 (to reflect the half–year period).

| 18

Loomis Sayles Investment Grade Bond Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023 – 12/31/2023*
Class A
Actual	$1,000.00	$1,047.50	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77
Class C
Actual	$1,000.00	$1,042.00	$7.67
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58
Class N
Actual	$1,000.00	$1,049.10	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$2.24
Class Y
Actual	$1,000.00	$1,047.80	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.50
Admin Class
Actual	$1,000.00	$1,045.20	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.22	$5.04

*
Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement):  0.74, 1.49, 0.44, 0.49 and 0.99 for Class A, C, N, Y and Admin Class,
respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half–year (184), divided by
365 (to reflect the half–year period).

Loomis Sayles Strategic Alpha Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Class A
Actual	$1,000.00	$1,060.80	$5.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Class C
Actual	$1,000.00	$1,056.80	$9.07
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89
Class N
Actual	$1,000.00	$1,061.60	$3.64
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class Y
Actual	$1,000.00	$1,062.50	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  1.00%, 1.75%, 0.70% and 0.75% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

19 |

Loomis Sayles Strategic Income Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Class A
Actual	$1,000.00	$1,056.40	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74
Class C
Actual	$1,000.00	$1,053.20	$8.69
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54
Class N
Actual	$1,000.00	$1,059.00	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21
Class Y
Actual	$1,000.00	$1,057.80	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47
Admin Class
Actual	$1,000.00	$1,055.30	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

*
Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement):  0.93, 1.68, 0.63, 0.68 and 1.18 for Class A, C, N, Y and Admin Class,
respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half–year (184), divided by
365 (to reflect the half–year period).

| 20

Portfolio of Investments – as of December 31, 2023
Loomis Sayles High Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 92.8% of Net Assets

Non-Convertible Bonds — 89.0%
	ABS Home Equity — 0.1%
$102,943	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1 mo. USD SOFR + 0.774%, 6.130%, 9/19/2045(a)	$54,100
	Aerospace & Defense — 1.4%
100,000	Bombardier, Inc., 6.000%, 2/15/2028(b)	97,428
155,000	Bombardier, Inc., 7.125%, 6/15/2026(b)	154,276
45,000	Bombardier, Inc., 8.750%, 11/15/2030(b)	47,912
135,000	TransDigm, Inc., 6.750%, 8/15/2028(b)	138,116
195,000	TransDigm, Inc., 6.875%, 12/15/2030(b)	200,850
		638,582
	Airlines — 1.4%
70,000	Allegiant Travel Co., 7.250%, 8/15/2027(b)	68,491
465,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029(b)	453,264
55,000	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.750%, 1/20/2026(b)	51,818
45,000	Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.000%, 9/20/2025(b)	32,363
20,000	Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.000%, 9/20/2025(b)	14,383
		620,319
	Automotive — 1.4%
15,000	Allison Transmission, Inc., 4.750%, 10/01/2027(b)	14,494
55,000	American Axle & Manufacturing, Inc., 5.000%, 10/01/2029	48,590
85,000	Ford Motor Co., 3.250%, 2/12/2032	70,695
345,000	Ford Motor Credit Co. LLC, 2.300%, 2/10/2025	331,776
85,000	Wheel Pros, Inc., 6.500%, 5/15/2029(b)	25,925
150,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(b)	155,943
		647,423
	Banking — 2.5%
365,000	Barclays PLC, (fixed rate to 6/27/2033, variable rate thereafter), 7.119%, 6/27/2034	388,990
235,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	219,098
200,000	Intesa Sanpaolo SpA, 6.625%, 6/20/2033(b)	204,947
335,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035(b)	315,060
		1,128,095
	Brokerage — 0.6%
35,000	Coinbase Global, Inc., 3.375%, 10/01/2028(b)	29,532
60,000	Coinbase Global, Inc., 3.625%, 10/01/2031(b)	46,358
30,000	NFP Corp., 4.875%, 8/15/2028(b)	29,689
80,000	NFP Corp., 6.875%, 8/15/2028(b)	81,328
65,000	NFP Corp., 8.500%, 10/01/2031(b)	70,454
		257,361
	Building Materials — 3.0%
25,000	ACProducts Holdings, Inc., 6.375%, 5/15/2029(b)	18,508
115,000	Beacon Roofing Supply, Inc., 6.500%, 8/01/2030(b)	117,584
90,000	Builders FirstSource, Inc., 4.250%, 2/01/2032(b)	81,178
40,000	Builders FirstSource, Inc., 5.000%, 3/01/2030(b)	38,626
45,000	Camelot Return Merger Sub, Inc., 8.750%, 8/01/2028(b)	45,676
415,000	Cemex SAB de CV, 3.875%, 7/11/2031(b)	371,162
60,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/2029(b)	49,200
Principal Amount	Description	Value (†)

	Building Materials — continued
$190,000	Foundation Building Materials, Inc., 6.000%, 3/01/2029(b)	$170,835
115,000	LBM Acquisition LLC, 6.250%, 1/15/2029(b)	102,689
60,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.500%, 2/01/2030(b)	53,100
70,000	Patrick Industries, Inc., 4.750%, 5/01/2029(b)	63,743
115,000	Specialty Building Products Holdings LLC/SBP Finance Corp., 6.375%, 9/30/2026(b)	112,788
65,000	Standard Industries, Inc., 4.375%, 7/15/2030(b)	59,695
65,000	Summit Materials LLC/Summit Materials Finance Corp., 7.250%, 1/15/2031(b)	68,491
		1,353,275
	Cable Satellite — 12.0%
210,000	Altice Financing SA, 5.000%, 1/15/2028(b)	190,357
240,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031(b)	209,676
1,095,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034(b)	889,827
140,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 6/01/2033(b)	118,459
175,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/01/2030(b)	159,909
200,000	CSC Holdings LLC, 3.375%, 2/15/2031(b)	145,915
2,155,000	CSC Holdings LLC, 4.625%, 12/01/2030(b)	1,297,569
405,000	CSC Holdings LLC, 5.000%, 11/15/2031(b)	245,025
390,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.875%, 8/15/2027(b)	366,435
210,000	DISH DBS Corp., 5.125%, 6/01/2029	108,232
130,000	DISH DBS Corp., 5.250%, 12/01/2026(b)	111,378
150,000	DISH DBS Corp., 5.750%, 12/01/2028(b)	119,640
150,000	DISH DBS Corp., 7.375%, 7/01/2028	89,667
420,000	DISH DBS Corp., 7.750%, 7/01/2026	292,534
40,000	DISH Network Corp., 11.750%, 11/15/2027(b)	41,754
135,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.500%, 9/15/2028(b)	66,148
260,000	Sirius XM Radio, Inc., 3.875%, 9/01/2031(b)	222,426
85,000	Telesat Canada/Telesat LLC, 5.625%, 12/06/2026(b)	52,127
80,000	Viasat, Inc., 6.500%, 7/15/2028(b)	65,700
245,000	Virgin Media Secured Finance PLC, 5.500%, 5/15/2029(b)	236,729
380,000	Ziggo Bond Co. BV, 6.000%, 1/15/2027(b)	369,839
		5,399,346
	Chemicals — 1.4%
105,000	ASP Unifrax Holdings, Inc., 5.250%, 9/30/2028(b)	75,821
200,000	Braskem Netherlands Finance BV, 8.500%, 1/12/2031(b)	186,000
170,000	Hercules LLC, 6.500%, 6/30/2029	159,994
200,000	Olympus Water U.S. Holding Corp., 9.750%, 11/15/2028(b)	212,278
		634,093
	Consumer Cyclical Services — 3.0%
245,000	ADT Security Corp., 4.125%, 8/01/2029(b)	225,461
60,000	ANGI Group LLC, 3.875%, 8/15/2028(b)	50,672
5,000	Arches Buyer, Inc., 4.250%, 6/01/2028(b)	4,528
35,000	Arches Buyer, Inc., 6.125%, 12/01/2028(b)	30,275
160,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.750%, 1/15/2029(b)	124,346
885,000	Uber Technologies, Inc., 4.500%, 8/15/2029(b)	844,261
65,000	VT Topco, Inc., 8.500%, 8/15/2030(b)	67,624
		1,347,167
See accompanying notes to financial statements.
21 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles High Income Fund (continued)
Principal Amount	Description	Value (†)

	Consumer Products — 1.0%
$80,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 4.750%, 1/15/2029(b)	$76,305
100,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.625%, 7/15/2030(b)	102,731
205,000	Energizer Holdings, Inc., 4.375%, 3/31/2029(b)	183,493
40,000	Prestige Brands, Inc., 3.750%, 4/01/2031(b)	34,967
75,000	Tempur Sealy International, Inc., 3.875%, 10/15/2031(b)	63,407
		460,903
	Diversified Manufacturing — 0.3%
80,000	Madison IAQ LLC, 5.875%, 6/30/2029(b)	70,487
80,000	Resideo Funding, Inc., 4.000%, 9/01/2029(b)	69,800
		140,287
	Electric — 0.7%
70,000	Calpine Corp., 4.500%, 2/15/2028(b)	66,580
110,000	NRG Energy, Inc., 3.625%, 2/15/2031(b)	94,510
4,000	NRG Energy, Inc., 3.875%, 2/15/2032(b)	3,424
70,000	PG&E Corp., 5.000%, 7/01/2028	68,109
25,000	PG&E Corp., 5.250%, 7/01/2030	24,114
40,000	Talen Energy Supply LLC, 8.625%, 6/01/2030(b)	42,501
		299,238
	Environmental — 0.7%
195,000	Covanta Holding Corp., 4.875%, 12/01/2029(b)	170,370
105,000	GFL Environmental, Inc., 4.000%, 8/01/2028(b)	97,061
40,000	GFL Environmental, Inc., 6.750%, 1/15/2031(b)	41,211
		308,642
	Finance Companies — 6.0%
70,000	Aircastle Ltd., 6.500%, 7/18/2028(b)	71,380
25,000	Blackstone Secured Lending Fund, 2.750%, 9/16/2026	22,873
110,000	Blackstone Secured Lending Fund, 3.625%, 1/15/2026	104,927
125,000	Blue Owl Capital Corp., 3.400%, 7/15/2026	116,211
80,437	Global Aircraft Leasing Co. Ltd., 7.250% PIK or 6.500% Cash, 9/15/2024(b)(c)	75,611
80,000	Nationstar Mortgage Holdings, Inc., 5.000%, 2/01/2026(b)	78,237
100,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030(b)	90,413
265,000	Nationstar Mortgage Holdings, Inc., 5.750%, 11/15/2031(b)	247,088
300,000	Navient Corp., 4.875%, 3/15/2028	278,716
120,000	Navient Corp., 5.500%, 3/15/2029	110,657
30,000	Navient Corp., 6.750%, 6/25/2025	30,358
210,000	OneMain Finance Corp., 3.500%, 1/15/2027	194,343
10,000	OneMain Finance Corp., 3.875%, 9/15/2028	8,848
75,000	OneMain Finance Corp., 4.000%, 9/15/2030	64,182
30,000	OneMain Finance Corp., 5.375%, 11/15/2029	28,092
145,000	OneMain Finance Corp., 7.125%, 3/15/2026	147,724
90,000	PennyMac Financial Services, Inc., 7.875%, 12/15/2029(b)	92,643
115,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025(b)	105,512
40,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(b)	36,900
15,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026	13,838
75,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029	67,881
20,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(b)	18,102
Principal Amount	Description	Value (†)

	Finance Companies — continued
$230,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(b)	$202,284
595,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(b)	505,469
		2,712,289
	Financial Other — 1.4%
210,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	25,332
175,600	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(b)(d)	13,423
213,200	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(b)(d)	5,511
21,792	CFLD Cayman Investment Ltd., Zero Coupon, 0.000%–27.988%, 1/31/2031(b)(e)	142
200,000	China Aoyuan Group Ltd., 6.200%, 3/24/2026(f)	3,500
200,000	China Evergrande Group, 8.750%, 6/28/2025(f)	2,500
221,792	Easy Tactic Ltd., 7.500% PIK or 6.500% Cash, 7/11/2027(g)	9,222
220,000	Fantasia Holdings Group Co. Ltd., 11.875%, 6/01/2023(f)	5,500
5,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	4,969
495,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	444,621
5,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025	4,909
200,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(f)	6,478
200,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(f)	5,750
400,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(f)	12,920
200,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(f)	8,000
35,100	Sunac China Holdings Ltd., 6.000% PIK or 5.000% Cash, 9/30/2026(b)(h)	4,293
35,100	Sunac China Holdings Ltd., 6.250% PIK or 5.250% Cash, 9/30/2027(b)(h)	3,727
70,201	Sunac China Holdings Ltd., 6.500% PIK or 5.500% Cash, 9/30/2027(b)(h)	6,553
105,302	Sunac China Holdings Ltd., 6.750% PIK or 5.750% Cash, 9/30/2028(b)(h)	8,346
105,302	Sunac China Holdings Ltd., 7.000% PIK or 6.000% Cash, 9/30/2029(b)(h)	7,824
49,473	Sunac China Holdings Ltd., 7.250% PIK or 6.250% Cash, 9/30/2030(b)(h)	3,153
200,000	Times China Holdings Ltd., 6.200%, 3/22/2026(f)	4,500
400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(f)	24,728
400,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(f)	3,764
200,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(f)	1,882
		621,547
	Food & Beverage — 0.8%
65,000	HLF Financing SARL LLC/Herbalife International, Inc., 4.875%, 6/01/2029(b)	51,039
145,000	Lamb Weston Holdings, Inc., 4.375%, 1/31/2032(b)	132,280
90,000	Post Holdings, Inc., 4.625%, 4/15/2030(b)	82,786
35,000	Post Holdings, Inc., 5.750%, 3/01/2027(b)	34,725
65,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, 3/01/2029(b)	56,236
		357,066
	Gaming — 1.3%
65,000	Light & Wonder International, Inc., 7.000%, 5/15/2028(b)	65,661
See accompanying notes to financial statements.
| 22

Portfolio of Investments – as of December 31, 2023
Loomis Sayles High Income Fund (continued)
Principal Amount	Description	Value (†)

	Gaming — continued
$40,000	Light & Wonder International, Inc., 7.500%, 9/01/2031(b)	$41,722
200,000	Melco Resorts Finance Ltd., 5.375%, 12/04/2029(b)	176,056
250,000	Wynn Macau Ltd., 5.125%, 12/15/2029(b)	222,117
90,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029(b)	84,941
		590,497
	Government Owned - No Guarantee — 0.2%
125,000	Petroleos Mexicanos, 5.950%, 1/28/2031	99,813
	Health Care REITs — 0.2%
115,000	MPT Operating Partnership LP/MPT Finance Corp., 3.500%, 3/15/2031	71,901
	Health Insurance — 0.1%
15,000	Molina Healthcare, Inc., 3.875%, 11/15/2030(b)	13,483
60,000	Molina Healthcare, Inc., 3.875%, 5/15/2032(b)	52,426
		65,909
	Healthcare — 3.2%
25,000	AdaptHealth LLC, 4.625%, 8/01/2029(b)	19,294
125,000	AdaptHealth LLC, 5.125%, 3/01/2030(b)	97,509
220,000	Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028(b)	232,087
225,000	CHS/Community Health Systems, Inc., 5.250%, 5/15/2030(b)	188,178
205,000	DaVita, Inc., 3.750%, 2/15/2031(b)	168,377
100,000	Encompass Health Corp., 4.750%, 2/01/2030	94,173
20,000	Fortrea Holdings, Inc., 7.500%, 7/01/2030(b)	20,539
80,000	Garden Spinco Corp., 8.625%, 7/20/2030(b)	85,451
35,000	Hologic, Inc., 3.250%, 2/15/2029(b)	31,732
180,000	LifePoint Health, Inc., 5.375%, 1/15/2029(b)	133,102
105,000	Medline Borrower LP, 3.875%, 4/01/2029(b)	94,935
60,000	RP Escrow Issuer LLC, 5.250%, 12/15/2025(b)	48,006
160,000	Star Parent, Inc., 9.000%, 10/01/2030(b)	168,616
50,000	U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026(b)	41,778
		1,423,777
	Home Construction — 0.2%
60,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.875%, 2/15/2030(b)	52,778
1,200,000	Corp. GEO SAB de CV, 8.875%, 3/27/2022(b)(f)(i)	—
50,000	Empire Communities Corp., 7.000%, 12/15/2025(b)	49,750
		102,528
	Independent Energy — 5.1%
45,000	Antero Resources Corp., 5.375%, 3/01/2030(b)	43,131
120,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.000%, 11/01/2026(b)	120,758
80,000	Baytex Energy Corp., 8.500%, 4/30/2030(b)	82,793
135,000	Baytex Energy Corp., 8.750%, 4/01/2027(b)	139,475
120,000	Chesapeake Energy Corp., 6.750%, 4/15/2029(b)	121,116
155,000	Civitas Resources, Inc., 8.375%, 7/01/2028(b)	161,811
50,000	Civitas Resources, Inc., 8.625%, 11/01/2030(b)	53,036
75,000	Crescent Energy Finance LLC, 7.250%, 5/01/2026(b)	75,462
105,000	Crescent Energy Finance LLC, 9.250%, 2/15/2028(b)	108,945
45,000	Gulfport Energy Corp., 8.000%, 5/17/2026(b)	45,488
170,000	Leviathan Bond Ltd., 6.750%, 6/30/2030(b)	154,726
150,000	Matador Resources Co., 5.875%, 9/15/2026	148,755
40,000	MEG Energy Corp., 5.875%, 2/01/2029(b)	38,866
60,000	Murphy Oil Corp., 5.875%, 12/01/2042	53,011
170,000	Northern Oil & Gas, Inc., 8.125%, 3/01/2028(b)	172,125
60,000	Northern Oil & Gas, Inc., 8.750%, 6/15/2031(b)	62,496
40,000	Permian Resources Operating LLC, 5.375%, 1/15/2026(b)	39,474
Principal Amount	Description	Value (†)

	Independent Energy — continued
$60,000	Permian Resources Operating LLC, 5.875%, 7/01/2029(b)	$58,498
50,000	Permian Resources Operating LLC, 6.875%, 4/01/2027(b)	49,966
90,000	Permian Resources Operating LLC, 7.000%, 1/15/2032(b)	92,851
45,000	Range Resources Corp., 8.250%, 1/15/2029	46,574
230,000	Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.875%, 11/01/2028(b)	238,331
15,000	SM Energy Co., 5.625%, 6/01/2025	14,823
105,000	SM Energy Co., 6.750%, 9/15/2026	104,726
45,000	Southwestern Energy Co., 5.375%, 2/01/2029	43,915
50,000	Strathcona Resources Ltd., 6.875%, 8/01/2026(b)	47,735
		2,318,887
	Industrial Other — 0.2%
60,000	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/01/2026(b)	59,971
50,000	Installed Building Products, Inc., 5.750%, 2/01/2028(b)	48,500
		108,471
	Leisure — 4.8%
295,000	Carnival Corp., 5.750%, 3/01/2027(b)	287,753
185,000	Carnival Corp., 6.000%, 5/01/2029(b)	178,008
15,000	Carnival Corp., 7.000%, 8/15/2029(b)	15,662
70,000	Cinemark USA, Inc., 5.250%, 7/15/2028(b)	64,218
410,000	NCL Corp. Ltd., 5.875%, 3/15/2026(b)	400,635
10,000	NCL Corp. Ltd., 5.875%, 3/15/2026	9,772
90,000	NCL Corp. Ltd., 8.125%, 1/15/2029(b)	94,012
70,000	NCL Finance Ltd., 6.125%, 3/15/2028(b)	67,006
125,000	Royal Caribbean Cruises Ltd., 3.700%, 3/15/2028	115,235
170,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026(b)	164,198
320,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(b)	315,923
30,000	Royal Caribbean Cruises Ltd., 11.625%, 8/15/2027(b)	32,645
50,000	SeaWorld Parks & Entertainment, Inc., 5.250%, 8/15/2029(b)	46,741
85,000	Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/01/2027(b)	79,792
75,000	Viking Cruises Ltd., 5.875%, 9/15/2027(b)	72,375
35,000	Viking Cruises Ltd., 7.000%, 2/15/2029(b)	34,699
190,000	Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/2029(b)	185,250
		2,163,924
	Lodging — 1.8%
295,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.875%, 7/01/2031(b)	261,135
110,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.000%, 6/01/2029(b)	101,480
315,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(b)	277,581
185,000	Travel & Leisure Co., 4.500%, 12/01/2029(b)	165,683
15,000	Travel & Leisure Co., 4.625%, 3/01/2030(b)	13,415
		819,294
	Media Entertainment — 1.5%
310,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026(b)(f)	15,500
140,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027(b)(f)	7,000
295,000	iHeartCommunications, Inc., 4.750%, 1/15/2028(b)	226,945
80,000	iHeartCommunications, Inc., 4.750%, 1/15/2028	61,545
See accompanying notes to financial statements.
23 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles High Income Fund (continued)
Principal Amount	Description	Value (†)

	Media Entertainment — continued
$60,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.000%, 8/15/2027(b)	$57,996
45,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 7.375%, 2/15/2031(b)	47,256
35,000	Playtika Holding Corp., 4.250%, 3/15/2029(b)	30,539
260,000	Stagwell Global LLC, 5.625%, 8/15/2029(b)	239,751
		686,532
	Metals & Mining — 3.3%
120,000	ATI, Inc., 4.875%, 10/01/2029	111,835
80,000	ATI, Inc., 7.250%, 8/15/2030	83,231
80,000	Commercial Metals Co., 4.125%, 1/15/2030	73,303
200,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026(b)	179,027
550,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027(b)	467,415
65,000	GrafTech Finance, Inc., 4.625%, 12/15/2028(b)	43,089
70,000	GrafTech Global Enterprises, Inc., 9.875%, 12/15/2028(b)	53,961
50,000	Mineral Resources Ltd., 8.000%, 11/01/2027(b)	51,022
110,000	Mineral Resources Ltd., 8.125%, 5/01/2027(b)	111,748
95,000	Mineral Resources Ltd., 9.250%, 10/01/2028(b)	101,058
190,000	Novelis Corp., 4.750%, 1/30/2030(b)	178,685
40,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026(b)	24,853
		1,479,227
	Midstream — 4.5%
85,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.375%, 6/15/2029(b)	81,716
25,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.875%, 5/15/2026(b)	25,606
80,000	Buckeye Partners LP, 5.600%, 10/15/2044	61,554
55,000	Buckeye Partners LP, 5.850%, 11/15/2043	44,556
65,000	Energy Transfer LP, 6.000%, 2/01/2029(b)	65,584
125,000	Energy Transfer LP, Series A, 3 mo. USD LIBOR + 4.028%, 9.669%(a)(j)	120,039
80,000	EnLink Midstream LLC, 6.500%, 9/01/2030(b)	81,649
15,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	12,413
30,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	26,175
125,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	108,790
65,000	EQM Midstream Partners LP, 5.500%, 7/15/2028	64,404
105,000	EQM Midstream Partners LP, 6.500%, 7/01/2027(b)	106,914
50,000	EQM Midstream Partners LP, 6.500%, 7/15/2048	51,235
55,000	EQM Midstream Partners LP, 7.500%, 6/01/2027(b)	56,672
80,000	EQM Midstream Partners LP, 7.500%, 6/01/2030(b)	86,002
80,000	Ferrellgas LP/Ferrellgas Finance Corp., 5.375%, 4/01/2026(b)	78,291
200,000	Hess Midstream Operations LP, 4.250%, 2/15/2030(b)	184,000
5,000	Hess Midstream Operations LP, 5.125%, 6/15/2028(b)	4,824
30,000	Hess Midstream Operations LP, 5.625%, 2/15/2026(b)	29,780
105,000	Kinetik Holdings LP, 5.875%, 6/15/2030(b)	103,010
130,000	Kinetik Holdings LP, 6.625%, 12/15/2028(b)	132,445
65,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 6/01/2031(b)	58,928
50,000	Sunoco LP/Sunoco Finance Corp., 4.500%, 5/15/2029	46,446
225,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(b)	190,676
130,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(b)	114,531
110,000	Venture Global LNG, Inc., 8.375%, 6/01/2031(b)	109,943
		2,046,183
Principal Amount	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — 1.8%
$94,077	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1 mo. USD SOFR + 3.614%, 8.976%, 11/15/2031(a)(b)	$42,251
211,672	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1 mo. USD SOFR + 4.614%, 9.976%, 11/15/2031(a)(b)	80,430
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037(b)	479,341
380,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, PRIME + 0.000%, 8.500%, 11/15/2027(a)(b)(d)(i)	86,108
420,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, PRIME + 0.000%, 8.500%, 11/15/2027(a)(b)(d)(i)	21,000
60,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.118%, 11/15/2059(a)	42,623
32,729	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.855%, 3/15/2044(a)(b)	9,485
80,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.329%, 12/15/2045(a)	54,494
		815,732
	Oil Field Services — 1.8%
60,000	Diamond Foreign Asset Co./Diamond Finance LLC, 8.500%, 10/01/2030(b)	61,356
60,000	Nabors Industries, Inc., 9.125%, 1/31/2030(b)	60,244
25,000	Oceaneering International, Inc., 6.000%, 2/01/2028(b)	24,359
60,000	Solaris Midstream Holdings LLC, 7.625%, 4/01/2026(b)	60,807
60,000	Transocean Aquila Ltd., 8.000%, 9/30/2028(b)	60,898
333,750	Transocean Poseidon Ltd., 6.875%, 2/01/2027(b)	332,093
25,000	Transocean Titan Financing Ltd., 8.375%, 2/01/2028(b)	25,937
90,000	Transocean, Inc., 7.500%, 1/15/2026(b)	88,755
90,000	Weatherford International Ltd., 8.625%, 4/30/2030(b)	93,965
		808,414
	Other REITs — 0.7%
145,000	Service Properties Trust, 4.750%, 10/01/2026	135,303
40,000	Service Properties Trust, 7.500%, 9/15/2025	40,445
120,000	Service Properties Trust, 8.625%, 11/15/2031(b)	125,692
		301,440
	Packaging — 0.2%
45,000	Graham Packaging Co., Inc., 7.125%, 8/15/2028(b)	40,500
55,000	Sealed Air Corp./Sealed Air Corp. U.S., 6.125%, 2/01/2028(b)	55,474
		95,974
	Pharmaceuticals — 4.8%
275,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(b)	165,617
565,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030(b)	260,448
55,000	Bausch Health Cos., Inc., 6.125%, 2/01/2027(b)	37,125
200,000	Cheplapharm Arzneimittel GmbH, 5.500%, 1/15/2028(b)	189,876
270,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.125%, 4/30/2031(b)	230,808
200,000	Perrigo Finance Unlimited Co., 4.650%, 6/15/2030	181,920
325,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	311,022
195,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	180,551
See accompanying notes to financial statements.
| 24

Portfolio of Investments – as of December 31, 2023
Loomis Sayles High Income Fund (continued)
Principal Amount	Description	Value (†)

	Pharmaceuticals — continued
$565,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	$382,419
200,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	215,552
		2,155,338
	Property & Casualty Insurance — 1.2%
40,000	Acrisure LLC/Acrisure Finance, Inc., 4.250%, 2/15/2029(b)	36,118
70,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.750%, 10/15/2027(b)	69,753
100,000	AmWINS Group, Inc., 4.875%, 6/30/2029(b)	91,323
55,000	AssuredPartners, Inc., 5.625%, 1/15/2029(b)	51,345
65,000	BroadStreet Partners, Inc., 5.875%, 4/15/2029(b)	60,674
145,000	HUB International Ltd., 7.250%, 6/15/2030(b)	153,153
125,000	Liberty Mutual Group, Inc., 4.300%, 2/01/2061(b)	82,593
		544,959
	Refining — 0.7%
125,000	CVR Energy, Inc., 5.250%, 2/15/2025(b)	124,788
120,000	CVR Energy, Inc., 8.500%, 1/15/2029(b)	119,400
5,000	HF Sinclair Corp., 5.000%, 2/01/2028(b)	4,849
5,000	Parkland Corp., 4.500%, 10/01/2029(b)	4,582
45,000	PBF Holding Co. LLC/PBF Finance Corp., 7.875%, 9/15/2030(b)	45,832
		299,451
	Restaurants — 0.9%
330,000	1011778 BC ULC/New Red Finance, Inc., 3.875%, 1/15/2028(b)	311,759
65,000	Papa John's International, Inc., 3.875%, 9/15/2029(b)	57,497
15,000	Yum! Brands, Inc., 3.625%, 3/15/2031	13,527
35,000	Yum! Brands, Inc., 4.625%, 1/31/2032	32,728
		415,511
	Retailers — 1.5%
15,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028	14,246
90,000	Asbury Automotive Group, Inc., 4.625%, 11/15/2029(b)	83,304
128,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030	119,485
25,000	Bath & Body Works, Inc., 5.250%, 2/01/2028	24,726
40,000	Bath & Body Works, Inc., 6.750%, 7/01/2036	40,253
55,000	Bath & Body Works, Inc., 6.875%, 11/01/2035	55,689
40,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028(b)	37,856
35,000	Lithia Motors, Inc., 4.375%, 1/15/2031(b)	31,816
65,000	Michaels Cos., Inc., 7.875%, 5/01/2029(b)	40,923
60,000	NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.125%, 4/01/2026(b)	57,657
85,000	Sonic Automotive, Inc., 4.625%, 11/15/2029(b)	77,351
120,000	Sonic Automotive, Inc., 4.875%, 11/15/2031(b)	106,962
		690,268
	Technology — 5.2%
70,000	Cloud Software Group, Inc., 6.500%, 3/31/2029(b)	66,671
445,000	CommScope Technologies LLC, 5.000%, 3/15/2027(b)	185,231
70,000	CommScope, Inc., 4.750%, 9/01/2029(b)	46,998
50,000	CommScope, Inc., 6.000%, 3/01/2026(b)	44,574
35,000	Dun & Bradstreet Corp., 5.000%, 12/15/2029(b)	32,649
80,000	Elastic NV, 4.125%, 7/15/2029(b)	73,460
60,000	Everi Holdings, Inc., 5.000%, 7/15/2029(b)	54,464
160,000	GoTo Group, Inc., 5.500%, 9/01/2027(b)	77,391
213,000	GTCR W-2 Merger Sub LLC, 7.500%, 1/15/2031(b)	225,082
185,000	Iron Mountain, Inc., 4.500%, 2/15/2031(b)	167,521
110,000	Iron Mountain, Inc., 4.875%, 9/15/2029(b)	104,179
5,000	Iron Mountain, Inc., 5.250%, 7/15/2030(b)	4,760
Principal Amount	Description	Value (†)

	Technology — continued
$205,000	NCR Atleos Corp., 9.500%, 4/01/2029(b)	$217,812
195,000	NCR Voyix Corp., 5.000%, 10/01/2028(b)	184,327
55,000	NCR Voyix Corp., 5.125%, 4/15/2029(b)	52,283
95,000	Neptune Bidco U.S., Inc., 9.290%, 4/15/2029(b)	88,587
145,000	Newfold Digital Holdings Group, Inc., 11.750%, 10/15/2028(b)	155,984
5,000	Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.000%, 6/15/2029(b)	4,412
70,000	Presidio Holdings, Inc., 8.250%, 2/01/2028(b)	70,720
70,000	Rackspace Technology Global, Inc., 5.375%, 12/01/2028(b)	25,130
60,000	Sabre Global, Inc., 11.250%, 12/15/2027(b)	58,952
5,000	Seagate HDD Cayman, 4.091%, 6/01/2029	4,633
40,000	Seagate HDD Cayman, 4.875%, 6/01/2027	39,232
90,000	Seagate HDD Cayman, 8.250%, 12/15/2029(b)	97,067
120,000	Sensata Technologies, Inc., 3.750%, 2/15/2031(b)	105,688
50,000	Sensata Technologies, Inc., 4.375%, 2/15/2030(b)	46,373
45,000	Western Digital Corp., 2.850%, 2/01/2029	38,739
70,000	Ziff Davis, Inc., 4.625%, 10/15/2030(b)	64,220
		2,337,139
	Transportation Services — 0.7%
330,000	Rand Parent LLC, 8.500%, 2/15/2030(b)	315,629
	Treasuries — 2.0%
900,000	U.S. Treasury Notes, 2.750%, 2/15/2024	897,162
	Wireless — 1.5%
230,000	Altice France SA, 5.125%, 1/15/2029(b)	178,882
200,000	Altice France SA, 8.125%, 2/01/2027(b)	184,366
330,000	SoftBank Group Corp., 4.625%, 7/06/2028	301,013
		664,261
	Wirelines — 1.9%
55,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	45,874
165,000	Frontier Communications Holdings LLC, 5.000%, 5/01/2028(b)	152,489
215,000	Frontier Communications Holdings LLC, 5.875%, 10/15/2027(b)	207,712
65,000	Level 3 Financing, Inc., 3.625%, 1/15/2029(b)	27,300
95,000	Level 3 Financing, Inc., 4.250%, 7/01/2028(b)	47,025
65,000	Lumen Technologies, Inc., 4.000%, 2/15/2027(b)	41,949
225,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	220,074
120,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.750%, 4/15/2028(b)	103,428
		845,851
	Total Non-Convertible Bonds (Identified Cost $48,561,186)	40,143,805

Convertible Bonds — 3.8%
	Airlines — 0.5%
215,000	Southwest Airlines Co., 1.250%, 5/01/2025	217,258
	Cable Satellite — 1.6%
1,265,000	DISH Network Corp., 3.375%, 8/15/2026	670,450
120,000	DISH Network Corp., Zero Coupon, 6.944%–33.530%, 12/15/2025(e)	74,400
		744,850
	Consumer Cyclical Services — 0.1%
20,000	Zillow Group, Inc., 1.375%, 9/01/2026	27,260
	Financial Other — 0.0%
43,388	Sunac China Holdings Ltd., 7.800% PIK or 7.800% Cash, 9/30/2032(b)(h)	3,254
See accompanying notes to financial statements.
25 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles High Income Fund (continued)
Principal Amount	Description	Value (†)

	Gaming — 0.1%
$40,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	$51,800
	Healthcare — 0.3%
125,000	Envista Holdings Corp., 1.750%, 8/15/2028(b)	113,750
	Independent Energy — 0.2%
90,000	Northern Oil & Gas, Inc., 3.625%, 4/15/2029	106,110
	Leisure — 0.2%
85,000	NCL Corp. Ltd., 1.125%, 2/15/2027	78,147
	Pharmaceuticals — 0.7%
325,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	333,742
	Technology — 0.1%
20,000	Wolfspeed, Inc., 0.250%, 2/15/2028	13,470
40,000	Wolfspeed, Inc., 1.875%, 12/01/2029	27,260
		40,730
	Total Convertible Bonds (Identified Cost $2,590,140)	1,716,901
	Total Bonds and Notes (Identified Cost $51,151,326)	41,860,706

Senior Loans — 3.0%
	Aerospace & Defense — 0.3%
155,000	TransDigm, Inc., 2023 Term Loan J, 3 mo. USD SOFR + 3.250%, 8.598%, 2/14/2031(a)(k)	155,581
	Brokerage — 0.1%
64,834	Edelman Financial Center LLC, 2021 Term Loan B, 4/07/2028(l)	64,875
	Chemicals — 0.2%
78,802	Chemours Co., 2023 USD Term Loan B, 1 mo. USD SOFR + 3.500%, 8.856%, 8/18/2028(a)(k)	78,566
	Electric — 0.1%
28,855	Talen Energy Supply LLC, 2023 Term Loan B, 3 mo. USD SOFR + 4.500%, 9.869%, 5/17/2030(a)(k)	28,975
	Food & Beverage — 0.2%
95,000	Chobani LLC, 2023 Incremental Term Loan, 3 mo. USD SOFR + 3.750%, 9.112%, 10/25/2027(a)(k)	95,079
	Healthcare — 0.3%
17,000	IVC Acquisition Ltd., 2023 USD Term Loan B, 11/17/2028(l)	17,014
126,820	Star Parent, Inc., Term Loan B, 3 mo. USD SOFR + 4.000%, 9.348%, 9/27/2030(a)(k)	125,181
		142,195
	Leisure — 0.6%
180,424	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 8.720%, 10/18/2028(a)(k)	180,500
72,751	Carnival Corp., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%, 8.357%, 8/08/2027(a)(k)	72,811
		253,311
	Media Entertainment — 0.2%
112,327	MH Sub I LLC, 2023 Term Loan, 1 mo. USD SOFR + 4.250%, 9.606%, 5/03/2028(a)(k)	110,252
	Property & Casualty Insurance — 0.5%
47,373	Acrisure LLC, 2020 Term Loan B, 2/15/2027(a)(k)	47,212
77,186	Acrisure LLC, 2020 Term Loan B, 2/15/2027(l)	76,924
15,994	AssuredPartners, Inc., 2023 Term Loan B4, 2/12/2027(l)	16,023
Principal Amount	Description	Value (†)

	Property & Casualty Insurance — continued
$13,545	USI, Inc., 2023 Acquisition Term Loan, 3 mo. USD SOFR + 3.250%, 8.598%, 9/27/2030(a)(k)	$13,549
55,579	USI, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 3.000%, 8.348%, 11/22/2029(a)(k)	55,623
		209,331
	Technology — 0.3%
55,000	Iron Mountain, Inc., 2023 Term Loan B, 1/31/2031(l)	54,966
103,859	Neptune Bidco U.S., Inc., 2022 USD Term Loan B, 3 mo. USD SOFR + 5.000%, 10.507%, 4/11/2029(a)(k)	94,641
		149,607
	Transportation Services — 0.2%
79,244	PODS LLC, 2021 Term Loan B, 1 mo. USD SOFR + 3.000%, 8.470%, 3/31/2028(l)	77,433
	Total Senior Loans (Identified Cost $1,355,497)	1,365,205

Collateralized Loan Obligations — 1.1%
250,000	Battalion CLO XVI Ltd., Series 2019-16A, Class ER, 3 mo. USD SOFR + 6.862%, 12.277%, 12/19/2032(a)(b)	232,080
250,000	NYACK Park CLO Ltd., Series 2021-1A, Class E, 3 mo. USD SOFR + 6.362%, 11.777%, 10/20/2034(a)(b)	237,209
	Total Collateralized Loan Obligations (Identified Cost $500,000)	469,289

Shares
Preferred Stocks — 0.3%

Convertible Preferred Stock — 0.3%
	Technology — 0.3%
3,738	Clarivate PLC, Series A, 5.250% (Identified Cost $169,212)	143,165

Common Stocks— 0.1%
	Energy Equipment & Services — 0.0%
10,149	McDermott International Ltd.(d)	913
	Media — 0.0%
9,786	iHeartMedia, Inc., Class A(d)	26,129
	Oil, Gas & Consumable Fuels — 0.1%
3,650	Battalion Oil Corp.(d)	35,077
	Total Common Stocks (Identified Cost $841,517)	62,119

Warrants — 0.0%
20,319	McDermott International Ltd., Tranche A, Expiration on 5/1/2024, (d)(i)	—
22,577	McDermott International Ltd., Tranche B, Expiration on 5/1/2024, (d)(i)	—
	Total Warrants (Identified Cost $31,517)	—

Other Investments — 0.0%
	Aircraft ABS — 0.0%
100	ECAF I Blocker, Ltd.(i)(m) (Identified Cost $1,000,000)	—
See accompanying notes to financial statements.
| 26

Portfolio of Investments – as of December 31, 2023
Loomis Sayles High Income Fund (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 3.3%
$911,604	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $911,857 on 1/02/2024 collateralized by $913,300 U.S. Treasury Note, 4.125% due 9/30/2027 valued at $929,842 including accrued interest (Note 2 of Notes to Financial Statements)	$911,604
580,000	U.S. Treasury Bills, 5.170%–5.237%, 4/09/2024(n)(o)	571,796
	Total Short-Term Investments (Identified Cost $1,483,307)	1,483,400
	Total Investments — 100.6% (Identified Cost $56,532,376)	45,383,884
	Other assets less liabilities — (0.6)%	(276,900)
	Net Assets — 100.0%	$45,106,984

(†)	See Note 2 of Notes to Financial Statements.

(a)
Variable rate security. Rate as of December 31, 2023 is disclosed.
Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the Portfolio of
Investments and show a weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(b)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the value of
Rule 144A holdings amounted to $32,057,040 or 71.1% of net assets.

(c)
Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or
additional principal. For the period ended December 31, 2023, interest payments were made in cash.

(d)	Non-income producing security.
(e)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)
Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or
additional principal. For the period ended December 31, 2023, interest payments were made in principal.

(h)	Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were received during the period.
(i)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(j)	Perpetual bond with no specified maturity date.
(k)
Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate which may range from 0.00% to 2.50%, to which the spread is added.

(l)	Position is unsettled. Contract rate was not determined at December 31, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(m)	Securities subject to restriction on resale. At December 31, 2023, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker, Ltd.	6/18/2015	$1,000,000	$—	0.0%

(n)
The Fund's investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of
Investments.

(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.

ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
At December 31, 2023, the Fund had the following open centrally cleared credit default swap agreements:
Sell Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY* .S41	5.00%	12/20/2028	3.56%	420,750	$(4,921)	$25,242	$30,163

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^
Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.
See accompanying notes to financial statements.
27 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles High Income Fund (continued)
Industry Summary at December 31, 2023
Cable Satellite	13.6%
Finance Companies	6.0
Technology	5.9
Leisure	5.6
Pharmaceuticals	5.5
Independent Energy	5.3
Midstream	4.5
Healthcare	3.8
Metals & Mining	3.3
Consumer Cyclical Services	3.1
Building Materials	3.0
Banking	2.5
Treasuries	2.0
Other Investments, less than 2% each	32.1
Collateralized Loan Obligations	1.1
Short-Term Investments	3.3
Total Investments	100.6
Other assets less liabilities (including swap agreements)	(0.6)
Net Assets	100.0%
See accompanying notes to financial statements.
| 28

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 74.9% of Net Assets

Non-Convertible Bonds — 73.4%
	ABS Car Loan — 3.7%
$3,200,000	American Credit Acceptance Receivables Trust, Series 2022-1, Class D, 2.460%, 3/13/2028(a)	$3,078,234
1,785,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029(a)	1,807,170
13,370,000	American Credit Acceptance Receivables Trust, Series 2023-2, Class C, 5.960%, 8/13/2029(a)	13,349,715
4,795,000	American Credit Acceptance Receivables Trust, Series 2023-3, Class D, 6.820%, 10/12/2029(a)	4,883,645
11,365,000	American Credit Acceptance Receivables Trust, Series 2023-4, Class D, 7.650%, 9/12/2030(a)	11,714,304
10,244,793	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class D, 2.990%, 6/18/2025	10,229,496
1,395,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class D, 2.130%, 3/18/2026	1,345,895
5,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class D, 3.040%, 3/20/2025(a)	5,444,686
8,910,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027(a)	8,311,615
7,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class D, 4.080%, 2/20/2028(a)	6,601,125
7,985,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-4A, Class C, 7.240%, 6/20/2029(a)	8,153,682
2,810,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-8A, Class C, 7.340%, 2/20/2030(a)	2,866,365
21,010,000	Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class D, 7.840%, 8/15/2029	21,816,853
2,550,000	CarMax Auto Owner Trust, Series 2021-3, Class D, 1.500%, 1/18/2028	2,352,594
1,100,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.470%, 7/17/2028	1,008,788
11,965,000	CarMax Auto Owner Trust, Series 2023-1, Class D, 6.270%, 11/15/2029	11,928,042
1,540,000	CarMax Auto Owner Trust, Series 2023-2, Class D, 6.550%, 10/15/2029	1,549,774
3,035,000	CarMax Auto Owner Trust, Series 2023-4, Class D, 7.160%, 4/15/2030	3,121,179
1,595,000	Carvana Auto Receivables Trust, Series 2023-N1, Class D, 6.690%, 7/10/2029(a)	1,596,434
1,860,000	Carvana Auto Receivables Trust, Series 2023-N4, Class D, 7.220%, 2/11/2030(a)	1,900,512
275,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030(a)	272,867
2,970,000	Credit Acceptance Auto Loan Trust, Series 2023-1A, Class C, 7.710%, 7/15/2033(a)	3,048,625
4,835,000	Credit Acceptance Auto Loan Trust, Series 2023-2A, Class C, 7.150%, 9/15/2033(a)	4,881,450
2,035,000	Credit Acceptance Auto Loan Trust, Series 2023-3A, Class C, 7.620%, 12/15/2033(a)	2,090,291
10,500,000	DT Auto Owner Trust, Series 2022-1A, Class D, 3.400%, 12/15/2027(a)	10,002,352
9,695,000	DT Auto Owner Trust, Series 2023-1A, Class D, 6.440%, 11/15/2028(a)	9,695,421
10,700,000	DT Auto Owner Trust, Series 2023-2A, Class D, 6.620%, 2/15/2029(a)	10,735,041
Principal Amount	Description	Value (†)

	ABS Car Loan — continued
$7,695,000	DT Auto Owner Trust, Series 2023-3A, Class D, 7.120%, 5/15/2029(a)	$7,871,870
7,410,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.080%, 11/16/2026	7,168,387
2,685,000	Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.560%, 7/17/2028	2,604,021
4,130,000	Exeter Automobile Receivables Trust, Series 2022-3A, Class D, 6.760%, 9/15/2028	4,128,077
2,575,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class C, 6.320%, 5/15/2028	2,587,291
2,675,000	Exeter Automobile Receivables Trust, Series 2023-1A, Class D, 6.690%, 6/15/2029	2,694,777
6,035,000	Exeter Automobile Receivables Trust, Series 2023-2A, Class D, 6.320%, 8/15/2029	6,077,366
3,100,000	Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.680%, 4/16/2029	3,126,124
14,145,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.130%, 2/15/2030	14,542,333
2,660,000	First Investors Auto Owner Trust, Series 2022-1A, Class D, 3.790%, 6/15/2028(a)	2,528,092
1,910,000	First Investors Auto Owner Trust, Series 2022-2A, Class D, 8.710%, 10/16/2028(a)	2,011,437
3,126,489	Flagship Credit Auto Trust, Series 2019-3, Class D, 2.860%, 12/15/2025(a)	3,091,032
2,520,000	Flagship Credit Auto Trust, Series 2023-1, Class D, 6.460%, 5/15/2029(a)	2,509,091
11,331,000	Flagship Credit Auto Trust, Series 2023-2, Class D, 6.620%, 5/15/2029(a)	11,407,744
1,800,000	Flagship Credit Auto Trust, Series 2023-3, Class D, 6.580%, 8/15/2029(a)	1,792,456
4,225,000	Ford Credit Auto Lease Trust, Series 2023-B, Class D, 6.970%, 6/15/2028	4,301,173
2,552,054	Ford Credit Auto Owner Trust, Series 2020-C, Class A3, 0.410%, 7/15/2025	2,525,876
6,322,394	Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.300%, 8/15/2025	6,233,064
4,580,000	GLS Auto Receivables Issuer Trust, Series 2023-2A, Class D, 6.310%, 3/15/2029(a)	4,611,794
3,550,000	GLS Auto Receivables Issuer Trust, Series 2023-3A, Class D, 6.440%, 5/15/2029(a)	3,562,298
6,440,000	GLS Auto Receivables Issuer Trust, Series 2023-4A, Class D, 7.180%, 8/15/2029(a)	6,614,905
2,083,028	GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class A3, 0.350%, 10/16/2025	2,055,216
8,698,155	GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class A3, 0.510%, 4/16/2026	8,498,774
11,298,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	10,705,503
4,198,000	Hertz Vehicle Financing III LLC, Series 2022-3A, Class D, 6.310%, 3/25/2025(a)	4,179,705
3,850,000	Hertz Vehicle Financing III LLC, Series 2023-1A, Class D2, 9.130%, 6/25/2027(a)	3,868,622
5,080,000	Hertz Vehicle Financing III LLC, Series 2023-3A, Class D, 9.430%, 2/25/2028(a)	5,130,302
12,845,000	Hertz Vehicle Financing LLC, Series 2022-2A, Class D, 5.160%, 6/26/2028(a)	11,523,501
6,675,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	6,438,037
2,701,711	Honda Auto Receivables Owner Trust, Series 2021-1, Class A3, 0.270%, 4/21/2025	2,668,907
See accompanying notes to financial statements.
29 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	ABS Car Loan — continued
$337,959	JPMorgan Chase Bank N.A, Series 2021-1, Class D, 1.174%, 9/25/2028(a)	$331,976
5,370,000	LAD Auto Receivables Trust, Series 2023-3A, Class C, 6.430%, 12/15/2028(a)	5,478,200
2,715,000	LAD Auto Receivables Trust, Series 2023-4A, Class C, 6.760%, 3/15/2029(a)	2,768,473
1,460,000	LAD Auto Receivables Trust, Series 2023-4A, Class D, 7.370%, 4/15/2031(a)	1,491,482
1,555,000	OneMain Direct Auto Receivables Trust, Series 2023-1A, Class D, 7.070%, 2/14/2033(a)	1,585,965
4,350,000	Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028(a)	4,234,316
4,970,000	Prestige Auto Receivables Trust, Series 2023-1A, Class D, 6.330%, 4/16/2029(a)	4,958,400
2,725,000	Prestige Auto Receivables Trust, Series 2023-2A, Class D, 7.710%, 8/15/2029(a)	2,804,653
2,730,000	SFS Auto Receivables Securitization Trust, Series 2023-1A, Class C, 5.970%, 2/20/2031(a)	2,741,140
3,055,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.790%, 11/15/2028(a)	3,090,529
7,350,000	Westlake Automobile Receivables Trust, Series 2023-2A, Class D, 7.010%, 11/15/2028(a)	7,458,395
8,400,000	Westlake Automobile Receivables Trust, Series 2023-3A, Class D, 6.470%, 3/15/2029(a)	8,476,952
13,315,000	Westlake Automobile Receivables Trust, Series 2023-4A, Class D, 7.190%, 7/16/2029(a)	13,574,384
		379,838,795
	ABS Credit Card — 0.1%
4,007,000	Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.230%, 7/17/2028(a)	4,010,418
8,286,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.690%, 11/15/2028(a)	8,372,275
		12,382,693
	ABS Home Equity — 3.9%
15,451,000	American Homes 4 Rent Trust, Series 2015-SFR1, Class E, 5.639%, 4/17/2052(a)	15,339,739
2,671,130	Citigroup Mortgage Loan Trust, Inc., Series 2019-RP1, Class A1, 3.500%, 1/25/2066(a)(b)	2,558,091
20,113,986	COLT Mortgage Loan Trust, Series 2021-6, Class A1, 1.907%, 12/25/2066(a)(b)	17,333,811
2,434,000	CoreVest American Finance Ltd., Series 2019-1, Class D, 4.818%, 3/15/2052(a)	2,294,921
2,651,040	CoreVest American Finance Ltd., Series 2019-3, Class A, 2.705%, 10/15/2052(a)	2,562,856
2,929,000	CoreVest American Finance Ltd., Series 2019-3, Class B, 3.163%, 10/15/2052(a)	2,584,615
1,259,000	CoreVest American Finance Ltd., Series 2020-2, Class C, 4.586%, 5/15/2052(a)(b)	1,177,009
1,870,000	CoreVest American Finance Ltd., Series 2021-3, Class D, 3.469%, 10/15/2054(a)	1,548,256
16,765,000	CoreVest American Finance Ltd., Series 2021-RTL1, Class A1, 2.239%, 3/28/2029(a)(b)	15,775,845
10,565,000	CoreVest American Finance Ltd., Series 2023-RTL1, Class A1, 7.553%, 12/28/2030(a)(b)	10,586,077
2,727,337	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 4.046%, 3/25/2060(a)(b)	2,580,759
Principal Amount	Description	Value (†)

	ABS Home Equity — continued
$4,483,751	Credit Suisse Mortgage Trust, Series 2021-RPL1, Class A1, 1.668%, 9/27/2060(a)(b)	$4,352,466
5,639,758	Deephaven Residential Mortgage Trust, Series 2021-2, Class A1, 0.899%, 4/25/2066(a)(b)	4,815,458
5,079,385	Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1A, REMICS, 30 day USD SOFR Average + 2.000%, 7.337%, 4/25/2042(a)(b)	5,125,551
4,970,228	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2023-DNA2, Class M1A, 30 day USD SOFR Average + 2.100%, 7.437%, 4/25/2043(a)(b)	5,047,779
3,400,364	Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R06, Class 1M1, 30 day USD SOFR Average + 2.750%, 8.087%, 5/25/2042(a)(b)	3,495,999
8,503,004	Federal National Mortgage Association Connecticut Avenue Securities, Series 2023-R02, Class 1M1, 30 day USD SOFR Average + 2.300%, 7.637%, 1/25/2043(a)(b)	8,704,861
2,579,676	Federal National Mortgage Association Connecticut Avenue Securities, Series 2023-R08, Class 1M1, 30 day USD SOFR Average + 1.500%, 6.837%, 10/25/2043(a)(b)	2,584,513
3,083,000	FirstKey Homes Trust, Series 2020-SFR1, Class D, 2.241%, 8/17/2037(a)	2,880,632
1,515,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037(a)	1,421,764
13,696,000	FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.968%, 10/19/2037(a)	12,693,071
6,000,000	FirstKey Homes Trust, Series 2021-SFR2, Class B, 1.607%, 9/17/2038(a)	5,367,896
10,000,000	FirstKey Homes Trust, Series 2021-SFR3, Class B, 2.435%, 12/17/2038(a)	9,097,446
9,710,000	FirstKey Homes Trust, Series 2022-SFR2, Class D, 4.500%, 7/17/2039(a)	8,985,980
3,214,463	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068(a)(b)	3,049,234
5,234,799	GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1, 8.353%, 5/25/2053(a)(b)	5,287,262
2,307,820	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/2039(a)	2,054,330
2,423,909	Home Partners of America Trust, Series 2019-2, Class D, 3.121%, 10/19/2039(a)	2,159,273
975,045	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041(a)	787,073
10,344,071	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026(a)	9,153,466
5,162,413	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026(a)	4,563,119
7,283,922	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 7.250%, 11/25/2059(a)(b)	7,281,844
4,919,507	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 5.882%, 10/25/2059(a)(b)	4,914,264
1,341,743	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 6.250%, 6/25/2060(a)(b)	1,340,490
1,867,483	Legacy Mortgage Asset Trust, Series 2021-GS4, Class A1, 1.650%, 11/25/2060(a)(b)	1,776,087
1,467,786	Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.750%, 5/25/2058(a)(b)	1,406,725
See accompanying notes to financial statements.
| 30

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	ABS Home Equity — continued
$1,936,371	Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.250%, 10/25/2069(a)(b)	$1,854,714
2,744,944	Mill City Mortgage Loan Trust, Series 2019-1, Class M1, 3.500%, 10/25/2069(a)(b)	2,511,237
4,101,780	Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.750%, 7/25/2059(a)(b)	3,902,970
13,615,000	NLT Trust, Series 2023-1, Class A1, 3.200%, 10/25/2062(a)(b)	12,137,473
5,601,951	OBX Trust, Series 2021-NQM3, Class A1, 1.054%, 7/25/2061(a)(b)	4,280,702
3,860,000	Progress Residential Trust, Series 2019-SFR4, Class D, 3.136%, 10/17/2036(a)	3,759,524
155,000	Progress Residential Trust, Series 2020-SFR2, Class C, 3.077%, 6/17/2037(a)	148,438
295,000	Progress Residential Trust, Series 2020-SFR3, Class B, 1.495%, 10/17/2027(a)	274,469
1,770,000	Progress Residential Trust, Series 2020-SFR3, Class D, 1.896%, 10/17/2027(a)	1,634,021
1,818,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027(a)	1,681,294
5,780,000	Progress Residential Trust, Series 2021-SFR2, Class E1, 2.547%, 4/19/2038(a)	5,207,275
8,750,000	Progress Residential Trust, Series 2021-SFR3, Class C, 2.088%, 5/17/2026(a)	7,930,941
2,420,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026(a)	2,178,179
2,015,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026(a)	1,805,992
3,575,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038(a)	3,176,878
1,795,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038(a)	1,593,492
1,400,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040(a)	1,158,337
960,000	Progress Residential Trust, Series 2021-SFR9, Class E2, 3.010%, 11/17/2040(a)	793,751
1,260,000	Progress Residential Trust, Series 2023-SFR1, Class C, 4.650%, 3/17/2040(a)	1,196,719
1,935,000	Progress Residential Trust, Series 2023-SFR1, Class D, 4.650%, 3/17/2040(a)	1,807,347
1,285,000	Progress Residential Trust, Series 2023-SFR2, Class B, 4.500%, 10/17/2028(a)	1,216,738
3,620,442	PRPM LLC, Series 2020-4, Class A1, 5.951%, 10/25/2025(a)(b)	3,608,734
5,447,585	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026(a)(b)	5,428,606
4,870,194	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026(a)(b)	4,688,171
183,563	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026(a)(b)	181,519
5,068,411	PRPM LLC, Series 2021-8, Class A1, 1.743%, 9/25/2026(a)(b)	4,881,271
15,921,199	PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027(a)(b)	15,941,142
1,202,850	PRPM LLC, Series 2023-RCF2, Class A1, 4.000%, 11/25/2053(a)(b)	1,123,868
7,000,390	Redwood Funding Trust, Series 2023-1, Class A, 7.500%, 7/25/2059(a)(b)	6,916,336
350,224	Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.000%, 12/25/2047(a)(b)	320,748
4,930,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057(a)(b)	4,155,486
Principal Amount	Description	Value (†)

	ABS Home Equity — continued
$1,775,000	Towd Point Mortgage Trust, Series 2018-4, Class A2, 3.000%, 6/25/2058(a)(b)	$1,466,670
1,943,340	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058(a)(b)	1,597,721
17,610,000	Towd Point Mortgage Trust, Series 2019-2, Class M1, 3.750%, 12/25/2058(a)(b)	14,825,317
4,392,320	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059(a)(b)	4,124,883
3,325,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060(a)(b)	2,814,862
1,505,000	Tricon American Homes, Series 2020-SFR1, Class B, 2.049%, 7/17/2038(a)	1,373,174
3,950,000	Tricon American Homes, Series 2020-SFR1, Class D, 2.548%, 7/17/2038(a)	3,630,588
2,575,000	Tricon American Homes Trust, Series 2019-SFR1, Class D, 3.198%, 3/17/2038(a)	2,443,068
635,229	VCAT LLC, Series 2021-NPL1, Class A1, 5.289%, 12/26/2050(a)(b)	632,381
6,240,255	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051(a)(b)	6,123,836
16,648,030	VCAT LLC, Series 2021-NPL6, Class A1, 1.917%, 9/25/2051(a)(b)	16,272,728
11,856,244	Verus Securitization Trust, Series 2021-3, Class A1, 1.046%, 6/25/2066(a)(b)	9,857,861
13,076,058	Verus Securitization Trust, Series 2021-7, Class A1, 1.829%, 10/25/2066(a)(b)	11,351,772
1,696,446	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051(a)(b)	1,641,019
6,809,570	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051(a)(b)	6,584,097
7,230,474	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051(a)(b)	7,046,110
2,877,170	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051(a)(b)	2,797,213
6,138,652	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051(a)(b)	5,920,195
		400,688,429
	ABS Other — 2.9%
2,456,214	AASET LLC, Series 2022-1A, Class A, 6.000%, 5/16/2047(a)	2,409,673
5,082,916	AASET Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041(a)	4,579,616
4,319,000	ACHV ABS Trust, Series 2023-1PL, Class D, 8.470%, 3/18/2030(a)	4,405,881
4,605,000	Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.610%, 1/18/2028(a)	4,631,479
8,060,000	Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028(a)	8,186,800
6,005,000	Affirm Asset Securitization Trust, Series 2023-X1, Class A, 7.110%, 11/15/2028(a)	6,024,330
3,730,000	Auxilior Term Funding LLC, Series 2023-1A, Class A2, 6.180%, 12/15/2028(a)	3,748,378
11,270,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035(a)	10,419,268
8,750,000	BHG Securitization Trust, Series 2023-B, Class B, 7.450%, 12/17/2036(a)	8,998,448
2,636,435	Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036(a)	2,438,781
6,332,813	CAL Funding IV Ltd., Series 2020-1A, Class A, 2.220%, 9/25/2045(a)	5,702,463
See accompanying notes to financial statements.
31 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	ABS Other — continued
$2,356,509	Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.967%, 4/15/2039(a)	$2,053,252
880,000	Chesapeake Funding II LLC, Series 2023-1A, Class D, 6.690%, 5/15/2035(a)	881,908
5,513,600	CLI Funding VI LLC, Series 2020-3A, Class A, 2.070%, 10/18/2045(a)	4,945,186
3,226,529	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046(a)	2,845,554
7,137,886	Foundation Finance Trust, Series 2023-2A, Class A, 6.530%, 6/15/2049(a)	7,268,616
2,375,000	Foundation Finance Trust, Series 2023-2A, Class B, 6.970%, 6/15/2049(a)	2,460,814
51,030,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	50,824,859
4,977,218	Hardee's Funding LLC, Series 2018-1A, Class A2II, 4.959%, 6/20/2048(a)	4,766,527
429,607	Hilton Grand Vacations Trust, Series 2022-1D, Class C, 4.690%, 6/20/2034(a)	412,368
873,155	Hilton Grand Vacations Trust, Series 2023-1A, Class C, 6.940%, 1/25/2038(a)	884,422
3,089,060	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038(a)	2,633,399
2,077,689	Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/2039(a)	1,836,995
2,349,290	Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425%, 11/15/2039(a)	1,863,450
3,135,000	HPEFS Equipment Trust, Series 2022-1A, Class D, 2.400%, 11/20/2029(a)	2,989,483
2,395,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.970%, 7/21/2031(a)	2,441,674
5,893,350	Jack in the Box Funding LLC, Series 2019-1A, Class A2II, 4.476%, 8/25/2049(a)	5,598,812
101,325	Jack in the Box Funding LLC, Series 2022-1A, Class A2I, 3.445%, 2/26/2052(a)	93,206
4,783,250	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038(a)	4,251,309
7,721,731	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046(a)	6,727,049
6,309,746	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043(a)	5,782,598
1,503,333	MAPS Ltd., Series 2019-1A, Class A, 4.458%, 3/15/2044(a)	1,346,121
4,853,254	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046(a)	4,329,302
5,024,000	Marlette Funding Trust, Series 2023-2A, Class B, 6.540%, 6/15/2033(a)	5,058,989
19,660,000	Merchants Fleet Funding LLC, Series 2023-1A, Class A, 7.210%, 5/20/2036(a)	19,895,605
5,260,000	Merchants Fleet Funding LLC, Series 2023-1A, Class D, 8.200%, 5/20/2036(a)	5,309,218
588,422	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032(a)(b)	548,025
308,388	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037(a)	296,127
193,146	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036(a)	184,559
11,693,542	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046(a)(b)	10,322,685
8,040,000	OneMain Financial Issuance Trust, Series 2022-S1, Class D, 5.200%, 5/14/2035(a)	7,610,259
530,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030(a)	489,606
Principal Amount	Description	Value (†)

	ABS Other — continued
$2,555,000	SCF Equipment Leasing LLC, Series 2022-1A, Class D, 3.790%, 11/20/2031(a)	$2,331,230
3,365,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032(a)	3,358,738
2,103,661	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042(a)	1,809,682
470,350	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.790%, 11/20/2037(a)	442,942
1,317,449	Sierra Timeshare Receivables Funding LLC, Series 2023-1A, Class C, 7.000%, 1/20/2040(a)	1,334,019
1,669,577	Sierra Timeshare Receivables Funding LLC, Series 2023-2A, Class C, 7.300%, 4/20/2040(a)	1,707,127
6,068,422	Sierra Timeshare Receivables Funding LLC, Series 2023-3A, Class C, 7.120%, 9/20/2040(a)	6,106,010
190,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28 day Auction Rate Security, 8.960%, 9/15/2032(b)	189,924
550,760	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28 day Auction Rate Security, 8.974%, 9/15/2032(b)	550,540
10,287,642	Sunnova Helios X Issuer LLC, Series 2022-C, Class A, 5.300%, 11/22/2049(a)	10,067,382
8,616,021	Sunnova Helios XI Issuer LLC, Series 2023-A, Class B, 5.600%, 5/20/2050(a)	8,273,896
3,011,583	Sunnova Helios XII Issuer LLC, Series 2023-B, Class B, 5.600%, 8/22/2050(a)	2,925,009
2,909,505	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042(a)	2,455,954
3,131,039	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043(a)(b)	2,750,944
3,117,381	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046(a)	2,616,814
2,447,230	Willis Engine Structured Trust VI, Series 2021-A, Class B, 5.438%, 5/15/2046(a)	1,878,386
22,453,599	Willis Engine Structured Trust VII, Series 2023-A, Class A, 8.000%, 10/15/2048(a)	23,085,691
		300,381,382
	ABS Student Loan — 0.5%
488,229	College Avenue Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051(a)	441,729
3,510,000	College Avenue Student Loans LLC, Series 2023-B, Class C, 7.580%, 6/25/2054(a)	3,620,210
2,144,970	Commonbond Student Loan Trust, Series 2020-1, Class A, 1.690%, 10/25/2051(a)	1,867,913
1,874,343	EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, 11/25/2045(a)	1,657,901
2,720,328	ELFI Graduate Loan Program LLC, Series 2019-A, Class A, 2.540%, 3/25/2044(a)	2,457,930
3,758,363	Laurel Road Prime Student Loan Trust, Series 2020-A, Class A2FX, 1.400%, 11/25/2050(a)	3,422,330
631,770	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069(a)	578,255
2,680,106	Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 5/15/2069(a)	2,360,942
560,000	Navient Private Education Refi Loan Trust, Series 2021-A, Class B, 2.240%, 5/15/2069(a)	425,500
2,105,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069(a)	1,425,270
See accompanying notes to financial statements.
| 32

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	ABS Student Loan — continued
$4,790,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070(a)	$3,127,227
5,525,000	Navient Student Loan Trust, Series 2023-BA, Class B, 7.230%, 3/15/2072(a)	5,791,381
282,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28 day Auction Rate Security, 7.920%, 6/15/2032(b)	281,973
243,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28 day Auction Rate Security, 8.979%, 6/15/2032(b)	241,650
454,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28 day Auction Rate Security, 8.969%, 3/15/2033(b)	451,997
306,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28 day Auction Rate Security, 7.970%, 3/15/2033(b)	304,650
2,015,440	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043(a)	1,948,623
565,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042(a)	532,290
1,525,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042(a)	1,431,428
4,121,350	SMB Private Education Loan Trust, Series 2019-A, Class A2A, 3.440%, 7/15/2036(a)	3,966,135
7,178,112	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.840%, 6/15/2037(a)	6,851,207
589,558	SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.230%, 9/15/2037(a)	547,350
4,205,000	SMB Private Education Loan Trust, Series 2023-C, Class B, 6.360%, 11/15/2052(a)	4,264,043
		47,997,934
	ABS Whole Business — 0.6%
14,995,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	15,373,624
2,815,248	Domino's Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047(a)	2,685,099
5,045,450	Domino's Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048(a)	4,859,475
11,987,450	EWC Master Issuer LLC, Series 2022-1A, Class A2, 5.500%, 3/15/2052(a)	11,367,974
4,885,000	FOCUS Brands Funding, Series 2023-2, Class A2, 8.241%, 10/30/2053(a)	5,116,158
3,884,750	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048(a)	3,790,187
2,451,840	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049(a)	2,168,841
17,350,950	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051(a)	16,075,291
1,217,260	Wendy's Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048(a)	1,148,314
		62,584,963
	Aerospace & Defense — 1.2%
13,620,000	BAE Systems PLC, 3.400%, 4/15/2030(a)	12,567,394
17,165,000	Embraer Netherlands Finance BV, 7.000%, 7/28/2030(a)	18,006,016
6,885,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	6,739,854
4,245,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030	4,045,529
3,335,000	RTX Corp., 2.375%, 3/15/2032	2,779,220
26,330,000	RTX Corp., 5.150%, 2/27/2033	26,834,086
Principal Amount	Description	Value (†)

	Aerospace & Defense — continued
$21,030,000	RTX Corp., 6.100%, 3/15/2034	$22,822,702
5,005,000	Textron, Inc., 2.450%, 3/15/2031	4,264,446
29,075,000	Textron, Inc., 3.000%, 6/01/2030	26,031,685
		124,090,932
	Airlines — 0.6%
4,850,558	American Airlines Pass-Through Trust, Series 2016-1, Class B, 5.250%, 7/15/2025	4,841,488
10,422,344	American Airlines Pass-Through Trust, Series 2016-3, Class A, 3.250%, 4/15/2030	9,096,468
962,883	American Airlines Pass-Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	898,447
4,456,258	American Airlines Pass-Through Trust, Series 2017-2, Class A, 3.600%, 4/15/2031	3,901,803
1,979,421	American Airlines Pass-Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	1,862,117
13,971,831	American Airlines Pass-Through Trust, Series 2019-1, Class B, 3.850%, 8/15/2029	12,381,278
4,221,018	British Airways Pass-Through Trust, Series 2019-1, Class A, 3.350%, 12/15/2030(a)	3,818,586
2,160,915	United Airlines Pass-Through Trust, Series 2018-1, Class A, 3.700%, 9/01/2031	1,888,552
4,283,030	United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	4,328,558
20,665,000	United Airlines Pass-Through Trust, Series 2023-1, Class A, 5.800%, 7/15/2037	20,981,794
		63,999,091
	Apartment REITs — 0.0%
2,185,000	American Homes 4 Rent LP, 2.375%, 7/15/2031	1,802,393
	Automotive — 1.2%
25,580,000	American Honda Finance Corp., MTN, 0.550%, 7/12/2024	24,932,583
4,895,000	Aptiv PLC/Aptiv Corp., 3.250%, 3/01/2032	4,324,225
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	5,559,090
13,060,000	Daimler Truck Finance North America LLC, 5.500%, 9/20/2033(a)	13,305,645
9,966,000	General Motors Co., 5.200%, 4/01/2045	8,968,993
16,175,000	General Motors Co., 5.400%, 4/01/2048	14,778,126
4,295,000	General Motors Co., 5.600%, 10/15/2032	4,391,438
135,000	General Motors Co., 5.950%, 4/01/2049	132,088
4,955,000	General Motors Co., 6.250%, 10/02/2043	5,054,710
2,025,000	General Motors Financial Co., Inc., 3.100%, 1/12/2032	1,724,018
360,000	General Motors Financial Co., Inc., 5.850%, 4/06/2030	371,251
31,570,000	General Motors Financial Co., Inc., 6.000%, 1/09/2028	32,640,993
4,480,000	General Motors Financial Co., Inc., 6.400%, 1/09/2033	4,767,180
2,895,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025(a)	2,818,619
		123,768,959
	Banking — 10.8%
4,425,000	AIB Group PLC, (fixed rate to 9/13/2028, variable rate thereafter), 6.608%, 9/13/2029(a)	4,661,525
5,125,000	Ally Financial, Inc., 2.200%, 11/02/2028	4,356,936
27,951,000	Ally Financial, Inc., 4.625%, 3/30/2025	27,578,559
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,601,017
11,790,000	American Express Co., 5.850%, 11/05/2027	12,293,880
4,360,000	American Express Co., (fixed rate to 8/03/2032, variable rate thereafter), 4.420%, 8/03/2033	4,197,752
See accompanying notes to financial statements.
33 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	Banking — continued
$10,155,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.375%, 4/17/2025(a)	$10,138,526
5,800,000	Banco Santander SA, 2.749%, 12/03/2030	4,814,560
49,304,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	46,440,862
17,700,000	Bank of America Corp., (fixed rate to 3/08/2032, variable rate thereafter), 3.846%, 3/08/2037	15,540,705
58,160,000	Bank of America Corp., (fixed rate to 9/15/2033, variable rate thereafter), 5.872%, 9/15/2034	60,880,153
21,297,000	Bank of America Corp., (fixed rate to 9/21/2031, variable rate thereafter), 2.482%, 9/21/2036	16,868,685
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	98,182
4,210,000	Bank of America Corp., MTN, (fixed rate to 7/22/2032, variable rate thereafter), 5.015%, 7/22/2033	4,164,661
25,627,000	Bank of America Corp., Series L, 4.183%, 11/25/2027	24,905,313
24,260,000	Barclays PLC, (fixed rate to 11/24/2026, variable rate thereafter), 2.279%, 11/24/2027	22,290,308
13,685,000	Barclays PLC, (fixed rate to 5/09/2033, variable rate thereafter), 6.224%, 5/09/2034	14,193,754
4,287,000	Barclays PLC, (fixed rate to 6/20/2029, variable rate thereafter), 5.088%, 6/20/2030	4,150,556
41,135,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	35,265,707
3,335,000	BBVA Bancomer SA, 1.875%, 9/18/2025(a)	3,147,615
14,045,000	BNP Paribas SA, (fixed rate to 1/20/2027, variable rate thereafter), 2.591%, 1/20/2028(a)	12,992,289
22,500,000	BNP Paribas SA, (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033(a)	21,059,668
12,845,000	CaixaBank SA, (fixed rate to 9/13/2033, variable rate thereafter), 6.840%, 9/13/2034(a)	13,556,741
460,000	Capital One Financial Corp., 4.200%, 10/29/2025	450,965
1,230,000	Citigroup, Inc., 4.125%, 7/25/2028	1,181,120
30,355,000	Citigroup, Inc., (fixed rate to 9/29/2025, variable rate thereafter), 5.610%, 9/29/2026	30,576,133
7,155,000	Credit Agricole SA, (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033(a)	6,656,225
14,970,000	Credit Suisse AG, MTN, 3.700%, 2/21/2025	14,662,043
14,200,000	Danske Bank AS, 5.375%, 1/12/2024(a)	14,196,763
3,390,000	Danske Bank AS, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025(a)	3,301,722
4,690,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	3,930,973
16,655,000	Deutsche Bank AG, (fixed rate to 11/20/2028, variable rate thereafter), 6.819%, 11/20/2029	17,535,124
2,640,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	2,461,353
6,235,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	5,470,957
4,980,000	Goldman Sachs Group, Inc., (fixed rate to 2/24/2032, variable rate thereafter), 3.102%, 2/24/2033	4,274,904
61,445,000	Goldman Sachs Group, Inc., (fixed rate to 8/23/2027, variable rate thereafter), 4.482%, 8/23/2028	60,360,204
11,115,000	Goldman Sachs Group, Inc., (fixed rate to 9/10/2026, variable rate thereafter), 1.542%, 9/10/2027	10,081,750
Principal Amount	Description	Value (†)

	Banking — continued
$19,485,000	HSBC Holdings PLC, (fixed rate to 3/09/2028, variable rate thereafter), 6.161%, 3/09/2029	$20,119,971
6,325,000	ING Groep NV, (fixed rate to 9/11/2033, variable rate thereafter), 6.114%, 9/11/2034	6,633,449
8,460,000	Intesa Sanpaolo SpA, 6.625%, 6/20/2033(a)	8,669,268
15,785,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	16,846,226
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	68,853,848
28,715,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031	27,997,084
12,025,000	JPMorgan Chase & Co., (fixed rate to 4/22/2026, variable rate thereafter), 1.578%, 4/22/2027	11,096,959
4,230,000	JPMorgan Chase & Co., (fixed rate to 7/25/2032, variable rate thereafter), 4.912%, 7/25/2033	4,182,328
100,000	KeyBank NA, 6.950%, 2/01/2028	101,785
25,937,000	Mitsubishi UFJ Financial Group, Inc., 3.850%, 3/01/2026	25,322,902
21,470,000	Morgan Stanley, (fixed rate to 1/19/2033, variable rate thereafter), 5.948%, 1/19/2038	21,712,488
21,570,000	Morgan Stanley, (fixed rate to 10/18/2032, variable rate thereafter), 6.342%, 10/18/2033	23,258,918
36,610,000	Morgan Stanley, (fixed rate to 2/01/2028, variable rate thereafter), 5.123%, 2/01/2029	36,776,487
33,055,000	Morgan Stanley, (fixed rate to 4/20/2032, variable rate thereafter), 5.297%, 4/20/2037	32,165,727
11,262,000	Morgan Stanley, (fixed rate to 4/28/2025, variable rate thereafter), 2.188%, 4/28/2026	10,818,893
41,690,000	Morgan Stanley, (fixed rate to 9/16/2031, variable rate thereafter), 2.484%, 9/16/2036	33,042,973
6,640,000	Morgan Stanley, MTN, (fixed rate to 7/21/2033, variable rate thereafter), 5.424%, 7/21/2034	6,738,790
25,560,000	Nationwide Building Society, 0.550%, 1/22/2024(a)	25,489,454
7,340,000	NatWest Group PLC, (fixed rate to 9/30/2027, variable rate thereafter), 5.516%, 9/30/2028	7,378,942
15,160,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	14,279,436
20,295,000	Societe Generale SA, 4.250%, 4/14/2025(a)	19,828,418
11,950,000	Societe Generale SA, (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035(a)	10,063,023
46,970,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036(a)	38,447,922
11,923,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	11,282,513
13,965,000	Sumitomo Mitsui Financial Group, Inc., 5.464%, 1/13/2026	14,101,855
3,270,000	Synchrony Bank, 5.400%, 8/22/2025	3,221,081
9,645,000	Synchrony Bank, 5.625%, 8/23/2027	9,487,304
3,865,000	Synchrony Financial, 4.375%, 3/19/2024	3,851,180
250,000	UBS Group AG, (fixed rate to 1/12/2028, variable rate thereafter), 3.869%, 1/12/2029(a)	235,666
8,810,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	10,829,565
1,675,000	UBS Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026(a)	1,592,897
12,730,000	UBS Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026(a)	12,871,422
11,410,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028(a)	11,836,962
24,120,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	25,724,221
See accompanying notes to financial statements.
| 34

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	Banking — continued
$5,578,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027(a)	$5,100,495
4,125,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035(a)	3,879,471
		1,124,178,113
	Brokerage — 0.3%
6,810,000	Jefferies Financial Group, Inc., 5.875%, 7/21/2028	6,982,996
19,498,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	20,493,838
8,760,000	Jefferies Financial Group, Inc., 6.450%, 6/08/2027	9,095,330
		36,572,164
	Building Materials — 1.0%
58,340,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	52,177,312
16,180,000	Cemex SAB de CV, 5.200%, 9/17/2030(a)	15,590,106
5,955,000	Cemex SAB de CV, 5.450%, 11/19/2029(a)	5,872,142
3,285,000	Ferguson Finance PLC, 3.250%, 6/02/2030(a)	2,937,697
23,975,000	Owens Corning, 7.000%, 12/01/2036	27,499,319
		104,076,576
	Cable Satellite — 1.5%
1,110,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034(a)	902,016
6,970,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	5,546,614
8,340,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	7,034,476
24,760,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	15,576,824
1,790,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	1,651,961
12,605,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 12/01/2061	8,710,334
28,090,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.800%, 3/01/2050	21,743,685
19,240,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	14,036,992
4,204,000	CSC Holdings LLC, 4.125%, 12/01/2030(a)	3,198,193
2,275,000	CSC Holdings LLC, 4.500%, 11/15/2031(a)	1,720,072
38,005,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	22,883,586
910,000	CSC Holdings LLC, 5.000%, 11/15/2031(a)	550,550
1,035,000	CSC Holdings LLC, 5.750%, 1/15/2030(a)	644,287
1,534,000	CSC Holdings LLC, 6.500%, 2/01/2029(a)	1,353,908
3,270,000	DISH DBS Corp., 5.125%, 6/01/2029	1,685,325
9,616,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	8,238,508
6,160,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	4,913,216
2,921,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027(a)	2,821,667
2,030,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029(a)	1,962,665
17,891,000	Time Warner Cable LLC, 4.500%, 9/15/2042	14,039,708
15,815,000	Time Warner Cable LLC, 5.500%, 9/01/2041	13,681,312
		152,895,899
	Chemicals — 0.9%
9,180,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030(a)	7,125,179
Principal Amount	Description	Value (†)

	Chemicals — continued
$6,060,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050(a)	$4,199,118
3,619,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	3,793,697
1,645,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	1,738,906
8,600,000	Celanese U.S. Holdings LLC, 6.550%, 11/15/2030	9,091,291
31,921,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	34,621,457
27,205,000	CF Industries, Inc., 4.500%, 12/01/2026(a)	26,600,373
3,740,000	FMC Corp., 3.450%, 10/01/2029	3,379,898
		90,549,919
	Construction Machinery — 0.5%
2,470,000	Ashtead Capital, Inc., 5.500%, 8/11/2032(a)	2,439,927
5,305,000	Ashtead Capital, Inc., 5.550%, 5/30/2033(a)	5,249,042
5,270,000	Ashtead Capital, Inc., 5.950%, 10/15/2033(a)	5,369,074
23,395,000	Caterpillar Financial Services Corp., MTN, 0.950%, 1/10/2024	23,371,912
5,730,000	John Deere Capital Corp., MTN, 0.900%, 1/10/2024	5,724,994
8,900,000	John Deere Capital Corp., MTN, 1.250%, 1/10/2025	8,584,305
		50,739,254
	Consumer Cyclical Services — 1.0%
26,845,000	Expedia Group, Inc., 2.950%, 3/15/2031	23,626,241
34,931,000	Expedia Group, Inc., 3.250%, 2/15/2030	32,021,492
23,530,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	22,446,832
8,430,000	Uber Technologies, Inc., 6.250%, 1/15/2028(a)	8,451,139
5,015,000	Uber Technologies, Inc., 7.500%, 9/15/2027(a)	5,193,684
7,805,000	Uber Technologies, Inc., 8.000%, 11/01/2026(a)	7,949,791
		99,689,179
	Consumer Products — 0.1%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	7,779,046
767,000	Natura Cosmeticos SA, 4.125%, 5/03/2028(a)	693,606
		8,472,652
	Diversified Manufacturing — 0.9%
4,290,000	Carrier Global Corp., 5.900%, 3/15/2034(a)	4,640,040
4,113,000	GE Capital Funding LLC, 4.550%, 5/15/2032	4,025,421
25,811,000	Ingersoll Rand, Inc., 5.700%, 8/14/2033	27,308,070
2,965,000	Nordson Corp., 5.600%, 9/15/2028	3,074,089
20,385,000	Nordson Corp., 5.800%, 9/15/2033	21,637,836
33,300,000	Veralto Corp., 5.450%, 9/18/2033(a)	34,491,099
		95,176,555
	Electric — 1.1%
7,435,000	AES Corp., 2.450%, 1/15/2031	6,245,698
3,695,000	AES Corp., 3.950%, 7/15/2030(a)	3,411,579
13,410,906	Alta Wind Holdings LLC, 7.000%, 6/30/2035(a)	11,566,365
11,318,000	Calpine Corp., 3.750%, 3/01/2031(a)	9,926,811
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039(a)	13,236,263
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037(a)	9,820,645
2,355,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030	2,175,838
9,641,000	NRG Energy, Inc., 4.450%, 6/15/2029(a)	9,096,710
6,185,000	Pacific Gas & Electric Co., 3.250%, 6/01/2031	5,356,276
7,265,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	5,684,771
4,540,000	Pacific Gas & Electric Co., 4.550%, 7/01/2030	4,323,796
2,050,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	2,066,516
9,000,000	Southern California Edison Co., 5.300%, 3/01/2028	9,237,024
See accompanying notes to financial statements.
35 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	Electric — continued
$10,600,000	Southern Co., 5.700%, 3/15/2034	$11,146,147
10,835,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027(a)	10,262,594
		113,557,033
	Finance Companies — 4.3%
26,609,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	24,293,711
25,173,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	21,908,808
9,102,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	7,815,637
860,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.650%, 7/21/2027	817,137
6,084,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.750%, 6/06/2028	6,226,611
13,515,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.150%, 9/30/2030	14,232,496
4,995,000	Air Lease Corp., 3.125%, 12/01/2030	4,368,894
2,235,000	Air Lease Corp., 3.250%, 10/01/2029	2,018,901
10,270,000	Air Lease Corp., 3.375%, 7/01/2025	9,940,340
340,000	Air Lease Corp., 4.625%, 10/01/2028	332,177
6,791,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	6,024,761
12,430,000	Aircastle Ltd., 4.125%, 5/01/2024	12,331,944
18,295,000	Aircastle Ltd., 6.500%, 7/18/2028(a)	18,655,708
10,260,000	Ares Capital Corp., 2.875%, 6/15/2028	9,089,672
14,460,000	Ares Capital Corp., 3.200%, 11/15/2031	12,093,135
7,560,000	Aviation Capital Group LLC, 1.950%, 1/30/2026(a)	7,006,912
7,510,000	Aviation Capital Group LLC, 5.500%, 12/15/2024(a)	7,468,371
6,475,000	Aviation Capital Group LLC, 6.250%, 4/15/2028(a)	6,594,010
14,460,000	Aviation Capital Group LLC, 6.375%, 7/15/2030(a)	14,886,960
18,470,000	Aviation Capital Group LLC, 6.750%, 10/25/2028(a)	19,281,397
7,620,000	Barings BDC, Inc., 3.300%, 11/23/2026	6,947,941
27,825,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	24,721,753
11,779,000	Blue Owl Capital Corp., 2.625%, 1/15/2027	10,613,618
32,846,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	28,832,052
13,940,000	Blue Owl Technology Finance Corp., 2.500%, 1/15/2027	12,167,430
20,360,000	GATX Corp., 5.450%, 9/15/2033	20,485,464
1,805,000	GATX Corp., 6.050%, 3/15/2034	1,874,459
10,935,000	GATX Corp., 6.900%, 5/01/2034	12,033,108
3,085,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	2,757,627
29,600,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	27,306,000
28,350,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	25,659,199
7,445,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029	6,738,368
29,285,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	25,756,042
25,002,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	21,239,910
12,180,000	SMBC Aviation Capital Finance DAC, 5.450%, 5/03/2028(a)	12,247,305
		444,767,858
Principal Amount	Description	Value (†)

	Financial Other — 0.0%
$2,310,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025(c)	$150,150
720,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024(c)	46,800
6,220,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031(c)	500,275
1,110,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	926,916
2,050,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(c)	133,250
3,445,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(c)	223,925
6,065,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(c)	227,437
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030(c)	14,556
3,495,000	Shimao Group Holdings Ltd., 4.750%, 7/03/2022(c)	138,402
4,345,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(c)	140,213
3,780,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(c)	146,362
1,265,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(c)	50,600
5,120,000	Times China Holdings Ltd., 5.750%, 1/14/2027(c)	102,810
1,835,000	Times China Holdings Ltd., 6.200%, 3/22/2026(c)	41,287
1,415,000	Times China Holdings Ltd., 6.750%, 7/08/2025(c)	28,654
		2,871,637
	Food & Beverage — 0.5%
19,005,000	Bacardi Ltd./Bacardi-Martini BV, 5.400%, 6/15/2033(a)	19,100,032
4,895,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029	4,305,614
3,625,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031	3,123,474
10,660,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030	10,476,395
13,590,000	Pilgrim's Pride Corp., 3.500%, 3/01/2032	11,489,258
2,065,000	Pilgrim's Pride Corp., 4.250%, 4/15/2031	1,865,154
1,920,000	Smithfield Foods, Inc., 3.000%, 10/15/2030(a)	1,576,171
		51,936,098
	Gaming — 0.7%
14,625,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031(a)	12,476,810
4,880,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	4,119,951
3,365,000	GLP Capital LP/GLP Financing II, Inc., 6.750%, 12/01/2033	3,630,263
4,380,000	VICI Properties LP, 5.125%, 5/15/2032	4,269,640
5,278,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029(a)	4,848,534
21,330,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026(a)	20,527,124
7,785,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026(a)	7,535,288
6,760,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025(a)	6,640,010
5,560,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024(a)	5,541,907
		69,589,527
	Government Owned - No Guarantee — 0.3%
8,755,000	Antares Holdings LP, 2.750%, 1/15/2027(a)	7,756,138
12,655,000	Antares Holdings LP, 3.750%, 7/15/2027(a)	11,402,054
See accompanying notes to financial statements.
| 36

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	Government Owned - No Guarantee — continued
$10,070,000	Antares Holdings LP, 7.950%, 8/11/2028(a)	$10,417,455
2,185,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029(c)	168,048
4,210,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030(c)	341,473
		30,085,168
	Health Care REITs — 0.1%
5,972,000	Welltower OP LLC, 6.500%, 3/15/2041	6,574,878
	Health Insurance — 0.7%
1,370,000	Centene Corp., 2.450%, 7/15/2028	1,220,122
26,125,000	Centene Corp., 2.500%, 3/01/2031	21,766,336
4,145,000	Centene Corp., 2.625%, 8/01/2031	3,439,199
7,520,000	Centene Corp., 3.000%, 10/15/2030	6,512,647
11,370,000	Centene Corp., 3.375%, 2/15/2030	10,201,507
26,280,000	Centene Corp., 4.625%, 12/15/2029	25,195,356
4,380,000	Elevance Health, Inc., 4.100%, 5/15/2032	4,182,840
		72,518,007
	Healthcare — 1.3%
6,325,000	Alcon Finance Corp., 5.375%, 12/06/2032(a)	6,523,818
19,420,000	Cigna Group, 4.375%, 10/15/2028	19,263,557
5,240,000	CVS Health Corp., 1.750%, 8/21/2030	4,328,549
7,210,000	CVS Health Corp., 3.250%, 8/15/2029	6,718,598
3,380,000	CVS Health Corp., 5.250%, 1/30/2031	3,467,169
301,207	CVS Pass-Through Trust, 5.773%, 1/10/2033(a)	303,029
264,217	CVS Pass-Through Trust, 6.036%, 12/10/2028	265,092
9,505,668	CVS Pass-Through Trust, Series 2013, 4.704%, 1/10/2036(a)	8,869,833
999,288	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036(a)	890,257
685,000	Encompass Health Corp., 4.750%, 2/01/2030	645,085
5,280,000	HCA, Inc., 2.375%, 7/15/2031	4,350,557
2,671,000	HCA, Inc., 3.500%, 9/01/2030	2,421,332
10,120,000	HCA, Inc., 4.125%, 6/15/2029	9,675,925
16,050,000	HCA, Inc., 4.500%, 2/15/2027	15,860,858
28,645,000	HCA, Inc., 5.500%, 6/01/2033	29,094,803
16,115,000	Quest Diagnostics, Inc., 6.400%, 11/30/2033	17,873,073
		130,551,535
	Home Construction — 0.2%
5,370,000	MDC Holdings, Inc., 3.966%, 8/06/2061	3,497,381
12,384,000	MDC Holdings, Inc., 6.000%, 1/15/2043	11,512,184
10,300,000	Meritage Homes Corp., 3.875%, 4/15/2029(a)	9,465,133
		24,474,698
	Independent Energy — 2.8%
6,782,000	Aker BP ASA, 2.000%, 7/15/2026(a)	6,250,413
7,360,000	Aker BP ASA, 3.100%, 7/15/2031(a)	6,294,942
9,925,000	Aker BP ASA, 3.750%, 1/15/2030(a)	9,112,715
16,455,000	Aker BP ASA, 4.000%, 1/15/2031(a)	15,108,955
51,043,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	41,407,892
4,049,000	Continental Resources, Inc., 4.375%, 1/15/2028	3,920,335
49,120,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	48,896,957
6,910,000	Energian Israel Finance Ltd., 5.375%, 3/30/2028(a)	6,065,253
9,035,000	Energian Israel Finance Ltd., 5.875%, 3/30/2031(a)	7,613,776
1,625,000	EQT Corp., 3.125%, 5/15/2026(a)	1,541,815
9,675,000	EQT Corp., 3.625%, 5/15/2031(a)	8,640,452
15,955,000	EQT Corp., 3.900%, 10/01/2027	15,263,292
Principal Amount	Description	Value (†)

	Independent Energy — continued
$1,970,000	EQT Corp., 5.000%, 1/15/2029	$1,951,525
25,820,000	EQT Corp., 5.700%, 4/01/2028	26,202,586
1,461,000	EQT Corp., 6.125%, 2/01/2025	1,467,501
14,690,000	Hess Corp., 4.300%, 4/01/2027	14,534,359
4,675,000	Leviathan Bond Ltd., 6.125%, 6/30/2025(a)	4,524,185
4,030,000	Marathon Oil Corp., 6.800%, 3/15/2032	4,365,940
6,090,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	6,134,031
11,157,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	11,583,056
5,933,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	6,309,805
5,515,000	Occidental Petroleum Corp., 7.500%, 5/01/2031	6,184,218
11,260,000	Ovintiv, Inc., 6.500%, 8/15/2034	11,970,143
1,110,000	Ovintiv, Inc., 7.375%, 11/01/2031	1,222,764
1,750,000	Southwestern Energy Co., 4.750%, 2/01/2032	1,619,121
5,600,000	Var Energi ASA, 7.500%, 1/15/2028(a)	5,934,623
13,015,000	Var Energi ASA, 8.000%, 11/15/2032(a)	14,571,594
4,575,000	Viper Energy, Inc., 7.375%, 11/01/2031(a)	4,735,125
		293,427,373
	Industrial Other — 0.2%
22,510,000	Jacobs Engineering Group, Inc., 6.350%, 8/18/2028	23,509,365
	Leisure — 0.5%
2,050,000	Carnival Corp., 4.000%, 8/01/2028(a)	1,905,963
11,905,000	Carnival Corp., 5.750%, 3/01/2027(a)	11,612,536
3,075,000	Carnival Corp., 7.000%, 8/15/2029(a)	3,210,669
5,010,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	4,895,560
12,330,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	12,182,410
18,615,000	NCL Corp. Ltd., 8.125%, 1/15/2029(a)	19,444,894
4,205,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	4,151,423
		57,403,455
	Life Insurance — 1.5%
11,800,000	Athene Global Funding, 1.608%, 6/29/2026(a)	10,674,143
18,770,000	Athene Global Funding, 1.716%, 1/07/2025(a)	17,981,321
21,550,000	Athene Global Funding, 2.550%, 11/19/2030(a)	17,751,358
7,385,000	Athene Holding Ltd., 3.500%, 1/15/2031	6,502,447
8,255,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	8,170,056
19,600,000	Fidelity & Guaranty Life Holdings, Inc., 5.500%, 5/01/2025(a)	19,357,479
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036(a)	9,603,364
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039(a)	34,963,708
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033(a)	6,735,467
2,872,000	Penn Mutual Life Insurance Co., 6.650%, 6/15/2034(a)	3,002,873
14,489,000	Penn Mutual Life Insurance Co., 7.625%, 6/15/2040(a)	16,419,436
		151,161,652
	Local Authorities — 0.1%
14,455,000	Province of Quebec, 0.600%, 7/23/2025	13,585,956
	Lodging — 0.2%
1,795,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	1,762,675
3,525,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	3,050,793
10,685,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(a)	9,415,731
3,215,000	Travel & Leisure Co., 4.500%, 12/01/2029(a)	2,879,306
4,787,000	Travel & Leisure Co., 4.625%, 3/01/2030(a)	4,281,014
See accompanying notes to financial statements.
37 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	Lodging — continued
$1,795,000	Travel & Leisure Co., 6.000%, 4/01/2027	$1,785,003
235,000	Travel & Leisure Co., 6.625%, 7/31/2026(a)	237,058
		23,411,580
	Media Entertainment — 1.5%
5,195,000	Electronic Arts, Inc., 1.850%, 2/15/2031	4,335,183
2,610,000	iHeartCommunications, Inc., 4.750%, 1/15/2028(a)	2,007,886
8,525,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	6,773,752
27,080,000	Meta Platforms, Inc., 4.950%, 5/15/2033	27,949,791
3,105,000	Netflix, Inc., 4.875%, 4/15/2028	3,146,520
27,310,000	Netflix, Inc., 4.875%, 6/15/2030(a)	27,652,768
15,315,000	Netflix, Inc., 5.375%, 11/15/2029(a)	15,822,218
11,295,000	Netflix, Inc., 5.875%, 11/15/2028	11,891,184
16,970,000	Netflix, Inc., 6.375%, 5/15/2029	18,450,751
11,520,000	Warnermedia Holdings, Inc., 3.755%, 3/15/2027	11,038,242
4,125,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029	3,913,761
30,385,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	27,808,473
		160,790,529
	Metals & Mining — 3.5%
3,220,000	Alcoa Nederland Holding BV, 4.125%, 3/31/2029(a)	2,985,950
4,390,000	Alcoa Nederland Holding BV, 6.125%, 5/15/2028(a)	4,415,273
550,000	Anglo American Capital PLC, 2.625%, 9/10/2030(a)	467,874
1,325,000	Anglo American Capital PLC, 2.875%, 3/17/2031(a)	1,126,833
6,260,000	Anglo American Capital PLC, 4.000%, 9/11/2027(a)	6,012,960
34,334,000	Anglo American Capital PLC, 4.500%, 3/15/2028(a)	33,408,626
8,785,000	Anglo American Capital PLC, 4.750%, 4/10/2027(a)	8,668,928
11,085,000	Anglo American Capital PLC, 5.500%, 5/02/2033(a)	11,198,129
11,405,000	ArcelorMittal SA, 6.750%, 3/01/2041	12,058,788
15,655,000	ArcelorMittal SA, 6.800%, 11/29/2032	16,929,443
3,363,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026(a)	3,010,341
13,145,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027(a)	11,171,212
1,399,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025(a)	1,333,940
6,325,000	FMG Resources August 2006 Pty. Ltd., 4.375%, 4/01/2031(a)	5,784,300
9,940,000	FMG Resources August 2006 Pty. Ltd., 4.500%, 9/15/2027(a)	9,550,195
4,740,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	4,451,196
2,080,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	2,032,610
10,045,000	Glencore Funding LLC, 2.500%, 9/01/2030(a)	8,600,027
7,820,000	Glencore Funding LLC, 2.625%, 9/23/2031(a)	6,635,378
6,704,000	Glencore Funding LLC, 2.850%, 4/27/2031(a)	5,780,863
7,688,000	Glencore Funding LLC, 3.875%, 10/27/2027(a)	7,395,472
39,092,000	Glencore Funding LLC, 4.000%, 3/27/2027(a)	37,961,201
14,940,000	Glencore Funding LLC, 5.700%, 5/08/2033(a)	15,500,529
31,520,000	Glencore Funding LLC, 6.125%, 10/06/2028(a)	33,020,686
30,235,000	Glencore Funding LLC, 6.375%, 10/06/2030(a)	32,460,403
62,855,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	68,525,668
4,280,000	Newmont Corp./Newcrest Finance Pty. Ltd., 3.250%, 5/13/2030(a)	3,866,327
Principal Amount	Description	Value (†)

	Metals & Mining — continued
$1,855,000	Reliance Steel & Aluminum Co., 2.150%, 8/15/2030	$1,565,656
4,710,000	Steel Dynamics, Inc., 3.250%, 1/15/2031	4,243,688
2,010,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026(a)	1,248,838
		361,411,334
	Midstream — 3.5%
8,432,000	Cheniere Energy Partners LP, 3.250%, 1/31/2032	7,184,332
33,645,000	Cheniere Energy Partners LP, 4.000%, 3/01/2031	30,588,105
3,122,000	Cheniere Energy Partners LP, 4.500%, 10/01/2029	2,986,089
10,500,000	Cheniere Energy Partners LP, 5.950%, 6/30/2033(a)	10,780,770
13,555,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	11,753,714
3,045,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	3,043,242
650,000	DCP Midstream Operating LP, 6.450%, 11/03/2036(a)	691,161
25,810,000	Enbridge, Inc., 5.700%, 3/08/2033	26,826,838
7,000,000	Energy Transfer LP, 4.950%, 6/15/2028	6,972,611
6,405,000	Energy Transfer LP, 5.250%, 4/15/2029	6,452,912
40,895,000	Energy Transfer LP, 5.750%, 2/15/2033	42,161,886
6,225,000	EnLink Midstream LLC, 6.500%, 9/01/2030(a)	6,353,297
4,080,000	Enterprise Products Operating LLC, 5.350%, 1/31/2033	4,269,972
1,435,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027(a)	1,334,299
14,040,000	MPLX LP, 4.250%, 12/01/2027	13,735,036
4,355,000	MPLX LP, 5.000%, 3/01/2033	4,266,132
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037(a)	94,533
10,657,000	Plains All American Pipeline LP/PAA Finance Corp., 3.550%, 12/15/2029	9,811,579
18,993,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	17,477,230
1,385,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	1,099,448
12,445,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030	12,162,075
810,000	Targa Resources Corp., 5.200%, 7/01/2027	813,888
24,625,000	Targa Resources Corp., 6.125%, 3/15/2033	25,926,137
24,520,000	Targa Resources Corp., 6.500%, 3/30/2034	26,463,689
10,710,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	9,759,380
1,955,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	1,899,106
5,205,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	5,204,063
7,095,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(a)	6,012,645
15,365,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(a)	13,536,656
3,175,000	Venture Global Calcasieu Pass LLC, 6.250%, 1/15/2030(a)	3,157,821
2,170,000	Western Midstream Operating LP, 4.050%, 2/01/2030	2,029,254
2,870,000	Western Midstream Operating LP, 5.250%, 2/01/2050	2,573,129
5,070,000	Western Midstream Operating LP, 5.300%, 3/01/2048	4,412,046
5,140,000	Western Midstream Operating LP, 5.450%, 4/01/2044	4,653,263
710,000	Western Midstream Operating LP, 5.500%, 8/15/2048	633,182
See accompanying notes to financial statements.
| 38

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	Midstream — continued
$15,915,000	Western Midstream Operating LP, 6.150%, 4/01/2033	$16,533,584
11,620,000	Western Midstream Operating LP, 6.350%, 1/15/2029	12,136,044
4,385,000	Williams Cos., Inc., 4.650%, 8/15/2032	4,274,514
		360,063,662
	Mortgage Related — 0.0%
463	Federal National Mortgage Association, 6.000%, 7/01/2029	479
	Natural Gas — 0.0%
5,225,000	Southern Co. Gas Capital Corp., 5.750%, 9/15/2033	5,486,233
	Non-Agency Commercial Mortgage-Backed Securities — 1.3%
8,625,000	BANK, Series 2021-BN35, Class AS, 2.457%, 6/15/2064	6,881,834
410,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036(a)	292,860
691,459	BB-UBS Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030(a)	609,688
4,400,000	BPR Trust, Series 2022-SSP, Class A, 1 mo. USD SOFR + 3.000%, 8.362%, 5/15/2039(a)(b)	4,406,817
8,370,000	BPR Trust, Series 2022-STAR, Class A, 1 mo. USD SOFR + 3.232%, 8.594%, 8/15/2024(a)(b)	8,333,236
44,994	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045(a)	40,045
617,778	Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030(a)	537,807
512,589	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(b)	459,280
2,010,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.294%, 12/10/2044(b)	1,615,585
370,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037(a)	299,223
510,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037(a)	357,319
12,790,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037(a)	7,436,215
5,095,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034(a)(b)	4,208,787
9,295,000	DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804%, 9/12/2040(a)	9,528,862
6,390,330	Extended Stay America Trust, Series 2021-ESH, Class B, 1 mo. USD SOFR + 1.494%, 6.857%, 7/15/2038(a)(b)	6,289,998
5,017,240	Extended Stay America Trust, Series 2021-ESH, Class C, 1 mo. USD SOFR + 1.814%, 7.177%, 7/15/2038(a)(b)	4,935,317
8,215,000	GS Mortgage Securities Corp. Trust, Series 2012-BWTR, Class A, 2.954%, 11/05/2034(a)	6,086,576
4,375,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.550%, 3/05/2033, 144A(a)(b)	3,359,383
9,406,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033(a)(b)	4,973,313
3,702,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	3,449,267
Principal Amount	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,443,028	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034(a)	$1,291,440
5,338,435	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 3.784%, 12/15/2047(a)(b)	4,729,854
340,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 3.784%, 12/15/2047(a)(b)	274,306
3,031,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class A5, 3.598%, 11/15/2048	2,883,731
9,434,721	Med Trust, Series 2021-MDLN, Class B, 1 mo. USD SOFR + 1.564%, 6.927%, 11/15/2038(a)(b)	9,245,236
7,957,809	Med Trust, Series 2021-MDLN, Class C, 1 mo. USD SOFR + 1.914%, 7.277%, 11/15/2038(a)(b)	7,788,002
5,720,546	Med Trust, Series 2021-MDLN, Class D, 1 mo. USD SOFR + 2.114%, 7.477%, 11/15/2038(a)(b)	5,569,761
1,405,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class C, 7.432%, 10/15/2046(b)	1,314,332
3,456,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.211%, 6/15/2044(a)(b)	2,447,995
865,186	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030(a)	744,432
7,345,000	SCOTT Trust, Series 2023-SFS, Class A, 5.910%, 3/15/2040(a)	7,378,126
3,618,477	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 3.954%, 7/15/2046(b)	3,146,028
2,910,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class AS, 4.020%, 8/15/2050	2,851,803
4,030,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class AS, 3.419%, 11/15/2059	3,688,171
535,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.855%, 3/15/2044(a)(b)	155,045
1,165,789	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	1,005,915
4,615,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	3,575,702
1,290,000	WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.204%, 11/15/2047(b)	1,121,632
		133,312,923
	Office REITs — 0.0%
2,085,000	Corporate Office Properties LP, 2.750%, 4/15/2031	1,685,285
	Other REITs — 0.2%
17,555,000	Extra Space Storage LP, 5.900%, 1/15/2031	18,322,554
	Paper — 0.3%
10,460,000	Suzano Austria GmbH, 3.750%, 1/15/2031	9,173,839
16,595,000	Weyerhaeuser Co., 4.000%, 4/15/2030	15,802,605
2,515,000	WRKCo, Inc., 4.000%, 3/15/2028	2,425,208
		27,401,652
	Pharmaceuticals — 1.1%
4,130,000	Amgen, Inc., 5.250%, 3/02/2033	4,234,211
2,935,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	1,767,583
17,300,000	Pfizer Investment Enterprises Pte. Ltd., 4.750%, 5/19/2033	17,338,833
2,810,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	2,689,148
See accompanying notes to financial statements.
39 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	Pharmaceuticals — continued
$23,155,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	$21,439,205
44,490,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	30,112,972
6,835,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	6,544,511
3,140,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	2,998,846
4,495,000	Teva Pharmaceutical Finance Netherlands III BV, 6.750%, 3/01/2028	4,593,890
13,080,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	14,097,114
4,885,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	5,327,488
		111,143,801
	Property & Casualty Insurance — 0.3%
16,635,000	Fidelity National Financial, Inc., 3.400%, 6/15/2030	14,824,744
3,159,000	SiriusPoint Ltd., 4.600%, 11/01/2026(a)	2,922,075
14,195,000	Stewart Information Services Corp., 3.600%, 11/15/2031	11,056,834
		28,803,653
	Restaurants — 0.1%
5,310,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030(a)	4,762,534
1,430,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 6/01/2027(a)	1,408,264
4,800,000	Starbucks Corp., 3.000%, 2/14/2032	4,306,345
2,375,000	Yum! Brands, Inc., 4.750%, 1/15/2030(a)	2,302,135
		12,779,278
	Retail REITs — 0.1%
1,600,000	Brixmor Operating Partnership LP, 2.250%, 4/01/2028	1,420,801
2,280,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	2,130,549
6,815,000	Simon Property Group LP, 2.650%, 7/15/2030	6,030,801
		9,582,151
	Retailers — 0.5%
4,890,000	AutoNation, Inc., 3.850%, 3/01/2032	4,345,038
1,960,000	AutoNation, Inc., 4.750%, 6/01/2030	1,893,049
14,585,000	AutoZone, Inc., 4.000%, 4/15/2030	14,012,560
5,620,000	Dollar General Corp., 3.500%, 4/03/2030	5,174,395
5,070,000	Dollar Tree, Inc., 2.650%, 12/01/2031	4,307,888
15,815,000	Lithia Motors, Inc., 3.875%, 6/01/2029(a)	14,339,777
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037(a)	8,097,627
3,145,000	Tapestry, Inc., 3.050%, 3/15/2032	2,558,428
		54,728,762
	Supermarkets — 0.0%
325,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	333,197
	Technology — 6.1%
5,095,000	Arrow Electronics, Inc., 2.950%, 2/15/2032	4,306,428
4,625,000	Broadcom, Inc., 2.450%, 2/15/2031(a)	3,954,666
4,210,000	Broadcom, Inc., 2.600%, 2/15/2033(a)	3,468,405
11,996,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	9,848,522
9,915,000	Broadcom, Inc., 3.187%, 11/15/2036(a)	8,034,662
7,555,000	Broadcom, Inc., 3.419%, 4/15/2033(a)	6,635,609
6,925,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	6,024,785
8,265,000	Broadcom, Inc., 4.150%, 11/15/2030	7,894,566
Principal Amount	Description	Value (†)

	Technology — continued
$3,685,000	Broadcom, Inc., 4.150%, 4/15/2032(a)	$3,473,753
40,885,000	Broadcom, Inc., 4.300%, 11/15/2032	39,223,598
2,755,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	2,577,909
4,190,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	3,831,315
20,942,000	CDW LLC/CDW Finance Corp., 3.276%, 12/01/2028	19,190,621
37,630,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	33,352,222
10,970,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	10,505,741
1,325,000	CommScope Technologies LLC, 5.000%, 3/15/2027(a)	551,531
3,565,000	CommScope, Inc., 4.750%, 9/01/2029(a)	2,393,561
3,900,000	CommScope, Inc., 6.000%, 3/01/2026(a)	3,476,772
5,825,000	CommScope, Inc., 7.125%, 7/01/2028(a)	2,766,875
4,210,000	Dell International LLC/EMC Corp., 5.750%, 2/01/2033	4,435,233
30,015,000	Entegris Escrow Corp., 4.750%, 4/15/2029(a)	28,916,865
10,115,000	Equinix, Inc., 2.150%, 7/15/2030	8,569,738
17,195,000	Equinix, Inc., 3.200%, 11/18/2029	15,792,443
34,695,000	Fiserv, Inc., 5.625%, 8/21/2033	36,345,691
5,730,000	Flex Ltd., 6.000%, 1/15/2028	5,916,456
1,680,000	Gartner, Inc., 3.625%, 6/15/2029(a)	1,516,340
9,873,000	Global Payments, Inc., 2.900%, 5/15/2030	8,684,101
10,714,000	Global Payments, Inc., 2.900%, 11/15/2031	9,164,638
3,705,000	Global Payments, Inc., 5.300%, 8/15/2029	3,729,211
8,125,000	Global Payments, Inc., 5.400%, 8/15/2032	8,204,198
5,320,000	Jabil, Inc., 1.700%, 4/15/2026	4,927,061
4,610,000	Jabil, Inc., 3.000%, 1/15/2031	3,995,929
16,735,000	KLA Corp., 5.650%, 11/01/2034	17,688,514
6,085,000	Leidos, Inc., 2.300%, 2/15/2031	5,093,171
2,555,000	Leidos, Inc., 4.375%, 5/15/2030	2,446,117
20,968,000	Leidos, Inc., 5.750%, 3/15/2033	21,864,969
7,480,000	Marvell Technology, Inc., 2.450%, 4/15/2028	6,749,919
6,390,000	Marvell Technology, Inc., 2.950%, 4/15/2031	5,584,003
2,330,000	Marvell Technology, Inc., 5.950%, 9/15/2033	2,470,708
11,425,000	Microchip Technology, Inc., 0.983%, 9/01/2024	11,069,764
14,735,000	Micron Technology, Inc., 2.703%, 4/15/2032	12,375,070
25,479,000	Micron Technology, Inc., 4.663%, 2/15/2030	24,867,160
10,622,000	Micron Technology, Inc., 5.327%, 2/06/2029	10,833,646
12,445,000	Micron Technology, Inc., 5.875%, 2/09/2033	12,935,168
37,860,000	Micron Technology, Inc., 5.875%, 9/15/2033	39,377,517
4,135,000	Motorola Solutions, Inc., 5.600%, 6/01/2032	4,265,695
5,085,000	Open Text Corp., 6.900%, 12/01/2027(a)	5,286,625
4,780,000	Oracle Corp., 2.950%, 4/01/2030	4,314,170
25,480,000	Oracle Corp., 3.600%, 4/01/2050	18,873,205
6,765,000	Oracle Corp., 6.150%, 11/09/2029	7,277,467
10,585,000	Oracle Corp., 6.250%, 11/09/2032	11,515,260
4,402,000	S&P Global, Inc., 4.250%, 5/01/2029	4,384,587
8,685,000	S&P Global, Inc., 5.250%, 9/15/2033(a)	9,086,390
1,740,000	Seagate HDD Cayman, 4.091%, 6/01/2029	1,612,354
2,460,000	Sensata Technologies BV, 5.875%, 9/01/2030(a)	2,444,050
7,435,000	Sensata Technologies, Inc., 3.750%, 2/15/2031(a)	6,548,231
7,248,000	Sensata Technologies, Inc., 4.375%, 2/15/2030(a)	6,722,248
3,555,000	SK Hynix, Inc., 6.375%, 1/17/2028(a)	3,669,695
1,770,000	Skyworks Solutions, Inc., 1.800%, 6/01/2026	1,640,072
970,000	SS&C Technologies, Inc., 5.500%, 9/30/2027(a)	956,161
13,665,000	TD SYNNEX Corp., 1.750%, 8/09/2026	12,386,773
See accompanying notes to financial statements.
| 40

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

	Technology — continued
$18,490,000	Trimble, Inc., 6.100%, 3/15/2033	$19,788,018
9,945,000	Verisk Analytics, Inc., 5.750%, 4/01/2033	10,666,839
2,875,000	VMware LLC, 2.200%, 8/15/2031	2,382,261
5,450,000	Western Digital Corp., 2.850%, 2/01/2029	4,691,774
8,330,000	Western Digital Corp., 4.750%, 2/15/2026	8,171,882
		631,748,928
	Transportation Services — 0.3%
17,545,000	ERAC USA Finance LLC, 4.900%, 5/01/2033(a)	17,521,336
16,610,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 6.050%, 8/01/2028(a)	17,216,054
		34,737,390
	Treasuries — 6.7%
116,070,000	U.S. Treasury Bonds, 2.000%, 11/15/2041	83,955,788
170,890,000	U.S. Treasury Bonds, 2.250%, 2/15/2052(d)	118,461,481
218,545,000	U.S. Treasury Bonds, 3.250%, 5/15/2042	191,739,090
199,245,000	U.S. Treasury Notes, 4.625%, 6/30/2025	199,719,763
100,115,000	U.S. Treasury Notes, 4.875%, 11/30/2025	101,151,347
		695,027,469
	Wireless — 1.7%
36,125,000	American Tower Corp., 5.500%, 3/15/2028	36,923,269
15,805,000	American Tower Corp., 5.900%, 11/15/2033	16,733,141
610,000	Sprint Capital Corp., 6.875%, 11/15/2028	660,954
23,985,000	Sprint Capital Corp., 8.750%, 3/15/2032	29,603,798
1,960,000	T-Mobile USA, Inc., 2.400%, 3/15/2029	1,758,989
8,560,000	T-Mobile USA, Inc., 2.700%, 3/15/2032	7,294,843
15,320,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	14,233,861
7,565,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	6,915,845
52,295,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	49,591,439
10,410,000	T-Mobile USA, Inc., 5.750%, 1/15/2034	11,041,283
		174,757,422
	Wirelines — 0.0%
857,000	Level 3 Financing, Inc., 4.625%, 9/15/2027(a)	514,200
5,200,000	Verizon Communications, Inc., 2.355%, 3/15/2032	4,325,211
		4,839,411
	Total Non-Convertible Bonds (Identified Cost $7,823,288,294)	7,616,267,815

Convertible Bonds — 1.4%
	Airlines — 0.1%
13,780,000	Southwest Airlines Co., 1.250%, 5/01/2025	13,924,690
	Cable Satellite — 0.3%
9,050,000	DISH Network Corp., 2.375%, 3/15/2024	8,959,500
35,520,000	DISH Network Corp., 3.375%, 8/15/2026	18,825,600
4,115,000	DISH Network Corp., Zero Coupon, 6.944%–9.514%, 12/15/2025(e)	2,551,300
		30,336,400
	Consumer Cyclical Services — 0.1%
8,630,000	Uber Technologies, Inc., Zero Coupon, 0.000%–4.509%, 12/15/2025(e)	8,775,491
	Electric — 0.2%
20,265,000	PPL Capital Funding, Inc., 2.875%, 3/15/2028(a)	19,626,653
	Healthcare — 0.2%
26,530,000	Teladoc Health, Inc., 1.250%, 6/01/2027	21,805,007
	Pharmaceuticals — 0.3%
5,120,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	5,046,272
Principal Amount	Description	Value (†)

	Pharmaceuticals — continued
$26,675,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	$27,392,558
2,935,000	Livongo Health, Inc., 0.875%, 6/01/2025	2,743,990
		35,182,820
	Retailers — 0.2%
5,080,000	Etsy, Inc., 0.125%, 9/01/2027	4,321,048
15,680,000	Etsy, Inc., 0.250%, 6/15/2028	12,553,408
		16,874,456
	Total Convertible Bonds (Identified Cost $165,479,882)	146,525,517

Municipals — 0.1%
	Virginia — 0.1%
6,960,000	Tobacco Settlement Financing Corp., 6.706%, 6/01/2046 (Identified Cost $6,710,453)	5,979,279
	Total Bonds and Notes (Identified Cost $7,995,478,629)	7,768,772,611

Collateralized Loan Obligations — 3.0%
3,285,000	522 Funding CLO Ltd., Series 2018-3A, Class AR, 3 mo. USD SOFR + 1.302%, 6.717%, 10/20/2031(a)(b)	3,282,359
1,585,000	522 Funding CLO Ltd., Series 2021-7A, Class D, 3 mo. USD SOFR + 3.162%, 8.574%, 4/23/2034(a)(b)	1,513,461
5,565,000	AGL CLO 5 Ltd., Series 2020-5A, Class BR, 3 mo. USD SOFR + 1.962%, 7.377%, 7/20/2034(a)(b)	5,551,355
2,505,000	AIMCO CLO 12 Ltd., Series 2020-12A, Class AR, 3 mo. USD SOFR + 1.170%, 6.573%, 1/17/2032(a)(b)	2,502,357
14,785,000	Alinea CLO Ltd., Series 2018-1A, Class B, 3 mo. USD SOFR + 1.912%, 7.327%, 7/20/2031(a)(b)	14,783,995
4,650,000	Allegro CLO VIII Ltd., Series 2018-2A, Class B1, 3 mo. USD SOFR + 1.932%, 7.326%, 7/15/2031(a)(b)	4,642,314
7,655,000	Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class AR2, 3 mo. USD SOFR + 1.402%, 6.796%, 7/15/2032(a)(b)	7,647,368
3,520,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3 mo. USD SOFR + 3.262%, 8.656%, 10/15/2034(a)(b)	3,471,596
4,075,000	ARES XXXVII CLO Ltd., Series 2015-4A, Class A3R, 3 mo. USD SOFR + 1.762%, 7.156%, 10/15/2030(a)(b)	4,025,656
1,651,667	Atrium XV, Series 15A, Class D, 3 mo. USD SOFR + 3.262%, 8.674%, 1/23/2031(a)(b)	1,623,369
1,170,000	Ballyrock CLO Ltd., Series 2019-2A, Class A2R, 3 mo. USD SOFR + 1.662%, 7.029%, 11/20/2030(a)(b)	1,164,597
5,320,000	Battalion CLO VIII Ltd., Series 2015-8A, Class A2R2, 3 mo. USD SOFR + 1.812%, 7.207%, 7/18/2030(a)(b)	5,310,706
2,525,000	Canyon CLO Ltd., Series 2018-1A, Class B, 3 mo. USD SOFR + 1.962%, 7.356%, 7/15/2031(a)(b)	2,518,496
3,920,000	Canyon CLO Ltd., Series 2021-4A, Class B, 3 mo. USD SOFR + 1.962%, 7.356%, 10/15/2034(a)(b)	3,890,710
7,170,000	Carlyle U.S. CLO Ltd., Series 2021-9A, Class B, 3 mo. USD SOFR + 1.912%, 7.327%, 10/20/2034(a)(b)	7,125,252
See accompanying notes to financial statements.
41 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

$6,500,000	CIFC Funding Ltd., Series 2014-5A, Class BR2, 3 mo. USD SOFR + 2.062%, 7.464%, 10/17/2031(a)(b)	$6,497,757
2,535,000	CIFC Funding Ltd., Series 2017-1A, Class B, 3 mo. USD SOFR + 1.962%, 7.374%, 4/23/2029(a)(b)	2,534,970
4,415,000	CIFC Funding Ltd., Series 2021-6A, Class B, 3 mo. USD SOFR + 1.912%, 7.306%, 10/15/2034(a)(b)	4,392,369
8,720,000	Clover CLO LLC, Series 2018-1A, Class A1R, 3 mo. USD SOFR + 1.382%, 6.797%, 4/20/2032(a)(b)	8,703,519
3,620,000	Clover CLO LLC, Series 2021-2A, Class A, 3 mo. USD SOFR + 1.432%, 6.847%, 7/20/2034(a)(b)	3,619,957
3,335,000	Dryden 53 CLO Ltd., Series 2017-53A, Class B, 3 mo. USD SOFR + 1.662%, 7.056%, 1/15/2031(a)(b)	3,315,517
1,250,000	Galaxy XXV CLO Ltd., Series 2018-25A, Class B, 3 mo. USD SOFR + 1.912%, 7.290%, 10/25/2031(a)(b)	1,247,451
4,465,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class B, 3 mo. USD SOFR + 1.962%, 7.333%, 11/22/2031(a)(b)	4,464,705
5,405,000	GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class B1, 3 mo. USD SOFR + 1.812%, 7.227%, 4/20/2030(a)(b)	5,360,538
3,990,000	Golub Capital Partners CLO 41B-R Ltd., Series 2019-41A, Class AR, 3 mo. USD SOFR + 1.582%, 6.997%, 1/20/2034(a)(b)	3,989,940
13,735,000	Hayfin U.S. XII Ltd., Series 2018-8A, Class B, 3 mo. USD SOFR + 1.742%, 7.157%, 4/20/2031(a)(b)	13,592,911
3,545,000	Invesco CLO Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 3.312%, 8.706%, 4/15/2034(a)(b)	3,514,226
13,180,000	Madison Park Funding XIV Ltd., Series 2014-14A, Class BRR, 3 mo. USD SOFR + 1.962%, 7.374%, 10/22/2030(a)(b)	13,161,535
9,268,397	Madison Park Funding XXV Ltd., Series 2017-25A, Class A1R, 3 mo. USD SOFR + 1.232%, 6.610%, 4/25/2029(a)(b)	9,266,831
4,410,000	Madison Park Funding XXXVII Ltd., Series 2019-37A, Class AR, 3 mo. USD SOFR + 1.332%, 6.726%, 7/15/2033(a)(b)	4,407,808
2,945,000	Magnetite XIV-R Ltd., Series 2015-14RA, Class B, 3 mo. USD SOFR + 1.862%, 7.257%, 10/18/2031(a)(b)	2,944,847
6,025,940	Magnetite XV Ltd., Series 2015-15A, Class AR, 3 mo. USD SOFR + 1.272%, 6.650%, 7/25/2031(a)(b)	6,007,911
13,895,000	Morgan Stanley Eaton Vance CLO Ltd., Series 2022-16A, Class B, 3 mo. USD SOFR + 1.950%, 7.344%, 4/15/2035(a)(b)	13,878,562
545,455	Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class A2R2, 3 mo. USD SOFR + 1.962%, 7.374%, 10/21/2030(a)(b)	543,511
2,105,000	Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class DR, 3 mo. USD SOFR + 3.162%, 8.556%, 4/15/2034(a)(b)	2,083,948
4,395,000	Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2021-45A, Class A, 3 mo. USD SOFR + 1.392%, 6.786%, 10/14/2035(a)(b)	4,394,798
Principal Amount	Description	Value (†)

$6,205,000	OCP CLO Ltd., Series 2016-12A, Class BR2, 3 mo. USD SOFR + 1.810%, 7.205%, 4/18/2033(a)(b)	$6,177,233
14,755,000	OCP CLO Ltd., Series 2020-8RA, Class A2, 3 mo. USD SOFR + 1.812%, 7.214%, 1/17/2032(a)(b)	14,693,575
7,170,000	Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A2, 3 mo. USD SOFR + 1.732%, 7.126%, 4/16/2031(a)(b)	7,126,729
2,000,000	Octagon Investment Partners 26 Ltd., Series 2016-1A, Class BR, 3 mo. USD SOFR + 1.862%, 7.256%, 7/15/2030(a)(b)	1,987,960
1,986,282	Octagon Investment Partners 28 Ltd., Series 2016-1A, Class BR, 3 mo. USD SOFR + 2.062%, 7.460%, 10/24/2030(a)(b)	1,986,210
4,155,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3 mo. USD SOFR + 3.562%, 8.956%, 7/15/2036(a)(b)	3,938,005
8,322,603	Octagon Investment Partners XV Ltd., Series 2013-1A, Class A1RR, 3 mo. USD SOFR + 1.232%, 6.628%, 7/19/2030(a)(b)	8,312,258
10,050,000	OHA Credit Partners XVI, Series 2021-16A, Class A, 3 mo. USD SOFR + 1.412%, 6.807%, 10/18/2034(a)(b)	10,054,553
1,440,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3 mo. USD SOFR + 1.962%, 7.329%, 5/21/2034(a)(b)	1,439,291
8,844,000	Palmer Square CLO Ltd., Series 2021-2A, Class A, 3 mo. USD SOFR + 1.412%, 6.806%, 7/15/2034(a)(b)	8,842,320
2,917,439	Palmer Square Loan Funding Ltd., Series 2021-3A, Class A1, 3 mo. USD SOFR + 1.062%, 6.477%, 7/20/2029(a)(b)	2,911,966
12,875,000	Post CLO Ltd., Series 2022-1A, Class B, 3 mo. USD SOFR + 1.900%, 7.316%, 4/20/2035(a)(b)	12,772,541
19,620,000	Post CLO Ltd., Series 2023-1A, Class A, 3 mo. USD SOFR + 1.950%, 7.366%, 4/20/2036(a)(b)	19,623,590
4,310,000	Rad CLO 15 Ltd., Series 2021-15A, Class B, 3 mo. USD SOFR + 1.912%, 7.327%, 1/20/2034(a)(b)	4,285,778
1,730,000	Recette CLO Ltd., Series 2015-1A, Class BRR, 3 mo. USD SOFR + 1.662%, 7.077%, 4/20/2034(a)(b)	1,707,750
1,015,000	Regatta XV Funding Ltd., Series 2018-4A, Class A2, 3 mo. USD SOFR + 2.112%, 7.490%, 10/25/2031(a)(b)	1,015,055
6,680,000	Rockford Tower CLO Ltd., Series 2017-1A, Class DR2A, 3 mo. USD SOFR + 3.512%, 8.927%, 4/20/2034(a)(b)	6,680,000
2,415,238	Venture XXIX CLO Ltd., Series 2017-29A, Class AR, 3 mo. USD SOFR + 1.252%, 6.631%, 9/07/2030(a)(b)	2,416,296
1,830,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3 mo. USD SOFR + 4.012%, 9.427%, 10/20/2034(a)(b)	1,806,763
3,335,000	Voya CLO Ltd., Series 2013-3A, Class A2RR, 3 mo. USD SOFR + 1.961%, 7.356%, 10/18/2031(a)(b)	3,325,742
See accompanying notes to financial statements.
| 42

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
Principal Amount	Description	Value (†)

$1,610,000	Voya CLO Ltd., Series 2016-3A, Class A3R, 3 mo. USD SOFR + 2.012%, 7.407%, 10/18/2031(a)(b)	$1,603,128
6,235,000	Voya CLO Ltd., Series 2018-3A, Class B, 3 mo. USD SOFR + 1.912%, 7.306%, 10/15/2031(a)(b)	6,206,581
	Total Collateralized Loan Obligations (Identified Cost $312,391,385)	315,890,526

Senior Loans — 0.4%
	Building Materials — 0.1%
9,785,000	Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/2028(f)	9,815,627
	Leisure — 0.1%
3,499,785	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 8.720%, 10/18/2028(b)(g)	3,501,255
3,188,376	Carnival Corp., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%, 8.357%, 8/08/2027(b)(g)	3,191,022
		6,692,277
	Technology — 0.2%
19,355,000	GTCR W Merger Sub LLC, USD Term Loan B, 9/20/2030(f)	19,427,581
	Total Senior Loans (Identified Cost $35,732,896)	35,935,485

Shares
Preferred Stocks — 0.2%

Convertible Preferred Stocks — 0.2%
	Banking — 0.2%
9,627	Bank of America Corp., Series L, 7.250%	11,603,230
9,453	Wells Fargo & Co., Series L, Class A, 7.500%	11,302,196
		22,905,426
	Total Preferred Stocks (Identified Cost $27,400,785)	22,905,426

Principal Amount
Short-Term Investments — 20.9%
$226,539,591	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $226,602,518 on 1/02/2024 collateralized by $220,247,900 U.S. Treasury Note, 0.625% due 3/31/2027 valued at $198,157,245; $34,175,600 U.S. Treasury Note, 2.500% due 3/31/2027 valued at $32,913,208 including accrued interest (Note 2 of Notes to Financial Statements)	226,539,591
579,280,000	U.S. Treasury Bills, 5.043%, 6/27/2024(h)	564,915,947
209,380,000	U.S. Treasury Bills, 5.071%–5.125%, 6/20/2024(h)(i)	204,387,857
351,870,000	U.S. Treasury Bills, 5.083%–5.180%, 6/13/2024(h)(i)	343,822,603
287,635,000	U.S. Treasury Bills, 5.225%, 1/11/2024(h)	287,259,145
149,000,000	U.S. Treasury Bills, 5.230%, 4/09/2024(h)	146,892,444
Principal Amount	Description	Value (†)
$87,385,000	U.S. Treasury Bills, 5.246%, 1/04/2024(h)	$87,359,606
135,110,000	U.S. Treasury Bills, 5.252%, 1/18/2024(h)	134,792,859
55,820,000	U.S. Treasury Bills, 5.305%, 3/21/2024(h)	55,184,042
115,365,000	U.S. Treasury Bills, 5.325%, 2/29/2024(h)	114,386,556
	Total Short-Term Investments (Identified Cost $2,165,027,415)	2,165,540,650
	Total Investments — 99.4% (Identified Cost $10,536,031,110)	10,309,044,698
	Other assets less liabilities — 0.6%	59,834,228
	Net Assets — 100.0%	$10,368,878,926

(†)	See Note 2 of Notes to Financial Statements.

(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the value of Rule 144A holdings amounted to $3,502,096,316 or 33.8% of net assets.

(b)
Variable rate security. Rate as of December 31, 2023 is disclosed.
Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the
Portfolio of Investments and show a weighted average rate.
Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These
securities may not indicate a reference rate and/or spread in their description.

(c)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(e)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(f)	Position is unsettled. Contract rate was not determined at December 31, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(g)
Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate which may range from 0.00% to 2.50%, to which the spread is added.

(h)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(i)
The Fund's investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

ABS	Asset-Backed Securities
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMICS	Real Estate Mortgage Investment Conduits
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate
See accompanying notes to financial statements.
43 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Bond Fund (continued)
At December 31, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	3/19/2024	11,506	$1,261,188,366	$1,298,919,531	$37,731,165
CBOT 2 Year U.S. Treasury Notes Futures	3/28/2024	6,969	1,422,425,167	1,435,015,098	12,589,931
CBOT 5 Year U.S. Treasury Notes Futures	3/28/2024	19,623	2,104,857,648	2,134,461,174	29,603,526
CBOT U.S. Long Bond Futures	3/19/2024	12,891	1,522,466,821	1,610,569,312	88,102,491
Total					$168,027,113
At December 31, 2023, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME Ultra Long Term U.S. Treasury Bond Futures	3/19/2024	1,191	$152,461,376	$159,110,156	$(6,648,780)
Ultra 10-Year U.S. Treasury Notes Futures	3/19/2024	18,338	2,115,330,398	2,164,170,531	(48,840,133)
Total					$(55,488,913)
Industry Summary at December 31, 2023
Banking	11.0%
Treasuries	6.7
Technology	6.3
Finance Companies	4.3
ABS Home Equity	3.9
ABS Car Loan	3.7
Metals & Mining	3.5
Midstream	3.5
ABS Other	2.9
Independent Energy	2.8
Other Investments, less than 2% each	26.9
Collateralized Loan Obligations	3.0
Short-Term Investments	20.9
Total Investments	99.4
Other assets less liabilities (including futures contracts)	0.6
Net Assets	100.0%
See accompanying notes to financial statements.
| 44

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 81.0% of Net Assets

Non-Convertible Bonds — 76.7%
	ABS Car Loan — 4.7%
$405,000	American Credit Acceptance Receivables Trust, Series 2023-3, Class D, 6.820%, 10/12/2029(a)	$412,487
730,000	American Credit Acceptance Receivables Trust, Series 2023-4, Class D, 7.650%, 9/12/2030(a)	752,437
2,360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class C, 3.020%, 8/20/2026(a)	2,241,389
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027(a)	1,710,585
485,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-8A, Class C, 7.340%, 2/20/2030(a)	494,729
260,000	Carvana Auto Receivables Trust, Series 2023-N1, Class D, 6.690%, 7/10/2029(a)	260,234
120,000	Carvana Auto Receivables Trust, Series 2023-N4, Class D, 7.220%, 2/11/2030(a)	122,614
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030(a)	1,170,848
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026(a)	1,070,067
2,290,000	DT Auto Owner Trust, Series 2022-2A, Class D, 5.460%, 3/15/2028(a)	2,256,417
665,000	DT Auto Owner Trust, Series 2023-3A, Class D, 7.120%, 5/15/2029(a)	680,285
960,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.130%, 2/15/2030	986,967
314,585	First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.800%, 12/15/2025(a)	314,139
1,475,000	First Investors Auto Owner Trust, Series 2019-2A, Class E, 3.880%, 1/15/2026(a)	1,472,932
105,000	Flagship Credit Auto Trust, Series 2023-3, Class D, 6.580%, 8/15/2029(a)	104,560
285,000	Ford Credit Auto Lease Trust, Series 2023-B, Class D, 6.970%, 6/15/2028	290,138
460,000	Ford Credit Auto Owner Trust, Series 2023-2, Class D, 6.600%, 2/15/2036(a)	464,082
3,120,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027(a)	2,918,345
230,000	GLS Auto Receivables Issuer Trust, Series 2023-3A, Class D, 6.440%, 5/15/2029(a)	230,797
1,889,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	1,789,936
746,500	Hertz Vehicle Financing III LLC, Series 2022-3A, Class D, 6.310%, 3/25/2025(a)	743,247
360,000	Hertz Vehicle Financing III LLC, Series 2023-1A, Class D2, 9.130%, 6/25/2027(a)	361,741
740,000	Hertz Vehicle Financing III LLC, Series 2023-2A, Class D, 9.400%, 9/25/2029(a)	752,021
990,000	Hertz Vehicle Financing LLC, Series 2022-2A, Class D, 5.160%, 6/26/2028(a)	888,148
1,050,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	1,012,725
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026(a)	906,831
210,000	Prestige Auto Receivables Trust, Series 2023-2A, Class D, 7.710%, 8/15/2029(a)	216,138
1,920,000	Westlake Automobile Receivables Trust, Series 2022-2A, Class D, 5.480%, 9/15/2027(a)	1,902,175
Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$635,000	Westlake Automobile Receivables Trust, Series 2023-3A, Class D, 6.470%, 3/15/2029(a)	$640,817
815,000	Westlake Automobile Receivables Trust, Series 2023-4A, Class D, 7.190%, 7/16/2029(a)	830,877
		27,998,708
	ABS Credit Card — 0.2%
420,000	Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.230%, 7/17/2028(a)	420,358
625,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.690%, 11/15/2028(a)	631,508
		1,051,866
	ABS Home Equity — 6.1%
191,838	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	185,876
169,212	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	165,653
87,177	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	73,548
2,315,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061(a)(b)	1,749,451
26,445	CHL Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1, 5.186%, 9/20/2034(b)(c)	22,960
1,336,411	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059(a)(b)	1,316,255
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052(a)	1,684,391
245,000	CoreVest American Finance Ltd., Series 2020-2, Class C, 4.586%, 5/15/2052(a)(b)	229,045
1,340,000	CoreVest American Finance Ltd., Series 2020-4, Class C, 2.250%, 12/15/2052(a)	1,105,037
730,000	CoreVest American Finance Ltd., Series 2023-RTL1, Class A1, 7.553%, 12/28/2030(a)(b)	731,456
231,206	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033	228,371
108,221	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034	105,714
107,801	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034	105,366
200,867	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	198,435
1,629	Countrywide Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025(c)	1,524
1,097,304	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 4.046%, 3/25/2060(a)(b)	1,038,331
1,804,141	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060(a)(b)	1,753,514
102,603	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033	101,076
332,834	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1 mo. USD SOFR + 0.774%, 6.130%, 9/19/2045(b)	174,917
793,623	Federal Home Loan Mortgage Corp., Series 2022-DNA4, Class M1A, REMICS, 30 day USD SOFR Average + 2.200%, 7.537%, 5/25/2042(a)(b)	804,773
See accompanying notes to financial statements.
45 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$289,295	Federal National Mortgage Association Connecticut Avenue Securities, Series 2020-R01, Class 1M2, 30 day USD SOFR Average + 2.164%, 7.502%, 1/25/2040(a)(b)	$293,089
1,054,807	Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R06, Class 1M1, 30 day USD SOFR Average + 2.750%, 8.087%, 5/25/2042(a)(b)	1,084,473
255,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2023-R06, Class 1M2, 30 day USD SOFR Average + 2.700%, 8.037%, 7/25/2043(a)(b)	259,845
45,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2023-R08, Class 1M2, 30 day USD SOFR Average + 2.500%, 7.837%, 10/25/2043(a)(b)	45,984
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037(a)	3,879,239
171,778	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068(a)(b)	162,948
489,345	GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1, 8.353%, 5/25/2053(a)(b)	494,249
229,923	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041(a)	185,598
339,760	IndyMac INDX Mortgage Loan Trust, Series 2004-AR7, Class A5, 1 mo. USD SOFR + 1.334%, 6.690%, 9/25/2034(b)	271,069
544,950	JP Morgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	535,705
252,353	Lehman XS Trust, Series 2006-2N, Class 1A1, 1 mo. USD SOFR + 0.634%, 5.990%, 2/25/2046(b)	195,056
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 5.750%, 5/25/2034(b)	173,622
130,485	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033	126,332
101,310	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034	98,740
120,441	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034	119,496
373,941	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	362,551
17,240	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 5.470%, 5/25/2036(b)(c)	15,933
245,000	Mill City Mortgage Loan Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060(a)(b)	204,935
241,168	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	154,736
463,376	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	422,160
865,000	NLT Trust, Series 2023-1, Class A1, 3.200%, 10/25/2062(a)(b)	771,129
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036(a)	979,284
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038(a)	714,018
570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026(a)	513,042
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026(a)	421,249
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038(a)	$822,837
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038(a)	353,948
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038(a)	519,328
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040(a)	340,513
235,000	Progress Residential Trust, Series 2023-SFR2, Class D, 4.500%, 10/17/2028(a)	215,549
765,651	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026(a)(b)	757,126
1,471,306	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026(a)(b)	1,425,582
97,397	PRPM LLC, Series 2023-RCF2, Class A1, 4.000%, 11/25/2053(a)(b)	91,001
468,666	Redwood Funding Trust, Series 2023-1, Class A, 7.500%, 7/25/2059(a)(b)	463,039
1,679,719	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1 mo. USD SOFR + 0.424%, 5.780%, 7/25/2035(b)	1,010,297
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038(a)	971,121
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039(a)	1,022,740
784,593	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051(a)(b)	769,956
723,659	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051(a)(b)	700,015
2,136,905	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051(a)(b)	2,066,149
1,161,913	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051(a)(b)	1,132,286
		36,921,662
	ABS Other — 4.2%
1,551,397	AASET Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041(a)	1,397,781
288,218	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033(a)	281,074
625,000	Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028(a)	634,832
355,000	Affirm Asset Securitization Trust, Series 2023-X1, Class A, 7.110%, 11/15/2028(a)	356,143
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040(a)(b)	470,227
242,625	Aqua Finance Trust, Series 2019-A, Class C, 4.010%, 7/16/2040(a)	223,505
2,340,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035(a)	2,163,362
550,000	BHG Securitization Trust, Series 2023-B, Class B, 7.450%, 12/17/2036(a)	565,617
599,126	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041(a)(b)	564,862
335,067	Castlelake Aircraft Securitization Trust, Series 2018-1, Class B, 5.300%, 6/15/2043(a)	257,373
149,437	Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.967%, 4/15/2039(a)	130,206
140,000	Foundation Finance Trust, Series 2023-2A, Class D, 9.100%, 6/15/2049(a)	144,887
See accompanying notes to financial statements.
| 46

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$99,957	FREED ABS Trust, Series 2021-2, Class C, 1.940%, 6/19/2028(a)	$98,965
2,800,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	2,788,744
152,614	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032(a)	147,770
72,001	Hilton Grand Vacations Trust, Series 2022-1D, Class C, 4.690%, 6/20/2034(a)	69,112
372,493	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038(a)	317,548
264,829	Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425%, 11/15/2039(a)	210,062
150,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.970%, 7/21/2031(a)	152,923
1,335,690	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038(a)	1,187,149
689,891	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043(a)	632,254
725,023	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043(a)	561,288
310,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031(a)	303,685
695,000	Marlette Funding Trust, Series 2023-4A, Class B, 8.150%, 12/15/2033(a)	714,683
44,198	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032(a)(b)	41,163
141,913	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037(a)	136,271
134,937	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036(a)	128,939
730,000	Navient Private Education Refi Loan Trust, Series 2020-HA, Class B, 2.780%, 1/15/2069(a)	596,513
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035(a)	912,949
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036(a)	681,351
491,365	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037(a)	472,019
165,509	Sierra Timeshare Receivables Funding LLC, Series 2023-1A, Class C, 7.000%, 1/20/2040(a)	167,590
150,341	Sierra Timeshare Receivables Funding LLC, Series 2023-2A, Class C, 7.300%, 4/20/2040(a)	153,722
911,196	Slam Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046(a)	790,227
1,356,821	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037(a)	1,263,181
190,359	Sunnova Helios XII Issuer LLC, Series 2023-B, Class B, 5.600%, 8/22/2050(a)	184,887
3,327,547	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046(a)	2,856,684
1,670,554	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042(a)	1,410,138
486,310	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043(a)(b)	427,274
680,069	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045(a)	607,688
227,016	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046(a)	190,563
		25,395,211
Principal Amount (‡)	Description	Value (†)

	ABS Student Loan — 2.2%
$505,684	College Avenue Student Loans LLC, Series 2021-A, Class D, 4.120%, 7/25/2051(a)	$464,412
858,530	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041(a)	793,056
935,781	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042(a)	897,236
1,775,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042(a)	1,680,387
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068(a)	2,832,849
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068(a)	574,944
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069(a)	271,541
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069(a)	1,027,212
810,000	Nelnet Student Loan Trust, Series 2021-DA, Class B, 2.900%, 4/20/2062(a)	675,453
294,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28 day Auction Rate Security, 7.920%, 6/15/2032(b)	293,972
913,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28 day Auction Rate Security, 8.969%, 3/15/2033(b)	908,972
94,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28 day Auction Rate Security, 7.970%, 3/15/2033(b)	93,585
644,941	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043(a)	623,559
310,492	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD SOFR + 0.864%, 6.226%, 10/15/2035(a)(b)	308,236
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042(a)	179,000
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042(a)	478,707
1,350,000	SoFi Professional Loan Program LLC, Series 2020-A, Class BFX, 3.120%, 5/15/2046(a)	1,105,642
		13,208,763
	ABS Whole Business — 0.7%
1,510,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	1,548,128
250,000	FOCUS Brands Funding, Series 2023-2, Class A2, 8.241%, 10/30/2053(a)	261,830
2,952,000	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049(a)	2,611,271
		4,421,229
	Aerospace & Defense — 0.5%
1,255,000	Embraer Netherlands Finance BV, 7.000%, 7/28/2030(a)	1,316,490
1,395,000	RTX Corp., 6.100%, 3/15/2034	1,513,917
		2,830,407
	Airlines — 0.6%
4,133,765	United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	3,708,318
	Automotive — 1.3%
330,000	General Motors Co., 5.200%, 4/01/2045	296,987
2,425,000	General Motors Co., 5.400%, 4/01/2048	2,215,577
445,000	General Motors Co., 5.950%, 4/01/2049	435,402
See accompanying notes to financial statements.
47 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$1,365,000	General Motors Financial Co., Inc., 1.200%, 10/15/2024	$1,317,263
1,455,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(d)	1,290,585
1,170,000	General Motors Financial Co., Inc., Series B, (fixed rate to 9/30/2028, variable rate thereafter), 6.500%(d)	1,064,655
470,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(d)	434,041
315,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(a)	327,480
560,000	ZF North America Capital, Inc., 7.125%, 4/14/2030(a)	594,910
		7,976,900
	Banking — 7.2%
1,660,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(d)	1,245,102
2,400,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(d)	1,628,298
2,200,000	Banco Santander SA, 5.147%, 8/18/2025	2,187,283
50,000	Bank of America Corp., (fixed rate to 3/08/2032, variable rate thereafter), 3.846%, 3/08/2037	43,900
1,735,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(d)	1,348,799
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	3,823,631
6,580,000	Citigroup, Inc., (fixed rate to 1/25/2025, variable rate thereafter), 2.014%, 1/25/2026	6,322,807
1,330,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	1,307,429
1,345,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	1,104,130
5,280,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	4,425,487
1,490,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	1,590,173
7,575,000	Morgan Stanley, MTN, (fixed rate to 10/21/2024, variable rate thereafter), 1.164%, 10/21/2025	7,293,664
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036(a)	2,905,900
1,030,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	1,266,113
375,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(a)	319,375
4,570,000	UBS Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026(a)	4,345,993
740,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028(a)	767,691
1,500,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	1,599,765
		43,525,540
	Building Materials — 1.3%
3,145,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	2,812,781
905,000	Cemex SAB de CV, 5.200%, 9/17/2030(a)	872,005
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029(a)	1,700,998
2,330,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(a)(d)	2,209,682
		7,595,466
Principal Amount (‡)	Description	Value (†)

	Cable Satellite — 5.0%
$7,390,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027(a)	$7,139,993
520,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026(a)	516,537
225,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	179,051
645,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	544,033
330,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	304,551
6,565,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 12/01/2061	4,536,560
2,200,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	1,605,062
400,000	CSC Holdings LLC, 4.500%, 11/15/2031(a)	302,430
9,810,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	5,906,801
405,000	CSC Holdings LLC, 5.000%, 11/15/2031(a)	245,025
405,000	CSC Holdings LLC, 5.750%, 1/15/2030(a)	252,113
3,210,000	DISH DBS Corp., 5.125%, 6/01/2029	1,654,402
6,305,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	5,401,809
1,770,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	1,411,752
		30,000,119
	Chemicals — 0.9%
1,915,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030(a)	1,486,353
110,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	115,310
695,000	Celanese U.S. Holdings LLC, 6.550%, 11/15/2030	734,703
2,625,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	2,847,070
		5,183,436
	Consumer Cyclical Services — 1.5%
960,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.250%, 12/01/2027(a)	940,712
8,055,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	7,684,200
680,000	Uber Technologies, Inc., 6.250%, 1/15/2028(a)	681,705
		9,306,617
	Diversified Manufacturing — 0.2%
990,000	Veralto Corp., 5.450%, 9/18/2033(a)	1,025,411
	Electric — 0.3%
1,490,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	1,165,906
685,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	690,519
		1,856,425
	Finance Companies — 4.1%
1,670,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	1,453,450
1,015,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	871,553
1,295,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.150%, 9/30/2030	1,363,750
1,190,000	Aircastle Ltd., 6.500%, 7/18/2028(a)	1,213,462
505,000	Aircastle Ltd., Series A, (fixed rate to 6/15/2026, variable rate thereafter), 5.250%(a)(d)	432,942
1,530,000	Ares Capital Corp., 2.875%, 6/15/2028	1,355,477
3,400,000	Ares Capital Corp., 3.200%, 11/15/2031	2,843,476
2,415,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	2,119,875
1,415,000	Blue Owl Technology Finance Corp., 2.500%, 1/15/2027	1,235,073
See accompanying notes to financial statements.
| 48

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Finance Companies — continued
$2,130,000	OneMain Finance Corp., 3.500%, 1/15/2027	$1,971,196
125,000	OneMain Finance Corp., 3.875%, 9/15/2028	110,594
365,000	OneMain Finance Corp., 4.000%, 9/15/2030	312,351
485,000	OneMain Finance Corp., 5.375%, 11/15/2029	454,153
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	5,061
2,150,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	1,983,375
2,865,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	2,593,073
105,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	92,347
5,245,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	4,455,777
		24,866,985
	Financial Other — 0.7%
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	76,189
425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	46,644
430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	70,524
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	185,770
485,000	Central China Real Estate Ltd., 7.250%, 7/16/2024(e)	22,189
410,000	Central China Real Estate Ltd., 7.250%, 8/13/2024(e)	18,889
1,000,000	Central China Real Estate Ltd., 7.650%, 8/27/2025(e)	45,460
625,000	Central China Real Estate Ltd., 7.750%, 5/24/2024(e)	27,881
1,960,135	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(f)	149,833
2,379,845	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(f)	61,519
239,712	CFLD Cayman Investment Ltd., Zero Coupon, 0.000%–28.181%, 1/31/2031(a)(g)	1,558
710,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(e)	10,650
645,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(e)	9,675
630,000	China Evergrande Group, 8.250%, 3/23/2022(e)	7,497
1,020,000	China Evergrande Group, 8.750%, 6/28/2025(e)	12,750
270,000	China Evergrande Group, 9.500%, 4/11/2022(e)	3,491
220,000	China Evergrande Group, 9.500%, 3/29/2024(e)	3,115
1,110,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026(e)	70,762
480,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	400,829
325,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	323,020
945,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	848,822
125,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	119,264
600,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025	589,036
1,875,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(e)	60,731
205,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(e)	7,536
855,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(e)	27,967
4,525,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(e)	130,094
2,045,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(e)	58,794
2,125,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(e)	68,637
Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026(e)	$37,571
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026(e)	49,585
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(e)	26,000
230,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(e)	14,950
825,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(e)	30,937
725,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(e)	23,396
610,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(e)	24,400
380,443	Sunac China Holdings Ltd., 6.000% PIK or 5.000% Cash, 9/30/2026(a)(h)	46,528
380,443	Sunac China Holdings Ltd., 6.250% PIK or 5.250% Cash, 9/30/2027(a)(h)	40,392
760,887	Sunac China Holdings Ltd., 6.500% PIK or 5.500% Cash, 9/30/2027(a)(h)	71,029
1,141,330	Sunac China Holdings Ltd., 6.750% PIK or 5.750% Cash, 9/30/2028(a)(h)	90,462
1,141,330	Sunac China Holdings Ltd., 7.000% PIK or 6.000% Cash, 9/30/2029(a)(h)	84,801
536,135	Sunac China Holdings Ltd., 7.250% PIK or 6.250% Cash, 9/30/2030(a)(h)	34,173
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027(e)	4,217
1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026(e)	24,412
4,400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(e)	272,008
325,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(e)	19,721
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(e)	25,850
555,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(e)	35,398
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(e)	12,798
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(e)	1,976
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(e)	1,650
		4,431,380
	Food & Beverage — 0.2%
1,015,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029	892,788
	Gaming — 0.9%
1,220,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031(a)	1,040,801
245,000	GLP Capital LP/GLP Financing II, Inc., 6.750%, 12/01/2033	264,313
315,000	Light & Wonder International, Inc., 7.000%, 5/15/2028(a)	318,206
910,000	Light & Wonder International, Inc., 7.250%, 11/15/2029(a)	931,758
355,000	Light & Wonder International, Inc., 7.500%, 9/01/2031(a)	370,285
2,670,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029(a)	2,452,744
5,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025(a)	4,911
		5,383,018
	Government Owned - No Guarantee — 0.9%
2,350,000	Antares Holdings LP, 2.750%, 1/15/2027(a)	2,081,888
See accompanying notes to financial statements.
49 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Government Owned - No Guarantee — continued
$2,790,000	Antares Holdings LP, 3.750%, 7/15/2027(a)	$2,513,768
845,000	Antares Holdings LP, 3.950%, 7/15/2026(a)	784,599
		5,380,255
	Health Care REITs — 0.1%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	363,690
	Health Insurance — 0.4%
1,260,000	Centene Corp., 3.375%, 2/15/2030	1,130,510
680,000	Centene Corp., 4.625%, 12/15/2029	651,934
585,000	Molina Healthcare, Inc., 4.375%, 6/15/2028(a)	553,281
		2,335,725
	Independent Energy — 2.7%
1,670,000	Aker BP ASA, 4.000%, 1/15/2031(a)	1,533,391
1,920,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	1,557,572
6,710,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	6,679,531
1,190,000	Energian Israel Finance Ltd., 5.375%, 3/30/2028(a)	1,044,522
25,000	EQT Corp., 3.625%, 5/15/2031(a)	22,327
745,000	Leviathan Bond Ltd., 6.125%, 6/30/2025(a)	720,966
740,000	Leviathan Bond Ltd., 6.500%, 6/30/2027(a)	696,518
180,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	204,761
180,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	210,637
320,000	Ovintiv, Inc., 6.500%, 8/15/2034	340,182
140,000	Ovintiv, Inc., 6.500%, 2/01/2038	144,399
695,000	Ovintiv, Inc., 6.625%, 8/15/2037	719,543
90,000	Ovintiv, Inc., 7.200%, 11/01/2031	97,663
85,000	Ovintiv, Inc., 7.375%, 11/01/2031	93,635
385,000	Ovintiv, Inc., 8.125%, 9/15/2030	433,115
870,000	Var Energi ASA, 7.500%, 1/15/2028(a)	921,986
410,000	Var Energi ASA, 8.000%, 11/15/2032(a)	459,036
455,000	Viper Energy, Inc., 7.375%, 11/01/2031(a)	470,925
		16,350,709
	Leisure — 1.6%
1,880,000	Carnival Corp., 5.750%, 3/01/2027(a)	1,833,815
580,000	Carnival Corp., 6.000%, 5/01/2029(a)	558,079
1,560,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	1,524,366
890,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	879,347
1,325,000	NCL Corp. Ltd., 8.125%, 1/15/2029(a)	1,384,071
570,000	NCL Finance Ltd., 6.125%, 3/15/2028(a)	545,622
240,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026(a)	231,810
1,725,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	1,703,021
1,260,000	VOC Escrow Ltd., 5.000%, 2/15/2028(a)	1,206,852
		9,866,983
	Life Insurance — 0.2%
1,110,000	Global Atlantic Fin Co., 4.400%, 10/15/2029(a)	1,021,354
	Local Authorities — 0.0%
52,000,000	Provincia de Buenos Aires/Government Bonds, Argentina Deposit Rates Badlar Pvt Banks + 3.750%, 129.126%, 4/12/2025, (ARS)(a)	59,199
	Lodging — 0.6%
435,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.875%, 7/01/2031(a)	385,063
Principal Amount (‡)	Description	Value (†)

	Lodging — continued
$585,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.000%, 6/01/2029(a)	$539,689
20,000	Marriott International, Inc., 5.550%, 10/15/2028	20,626
805,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(a)	709,374
1,000,000	Travel & Leisure Co., 4.500%, 12/01/2029(a)	895,585
1,330,000	Travel & Leisure Co., 4.625%, 3/01/2030(a)	1,189,419
		3,739,756
	Media Entertainment — 1.8%
2,740,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	2,177,136
1,430,000	Netflix, Inc., 4.875%, 6/15/2030(a)	1,447,948
860,000	Netflix, Inc., 5.375%, 11/15/2029(a)	888,482
1,325,000	Netflix, Inc., 5.875%, 11/15/2028	1,394,938
1,705,000	Netflix, Inc., 6.375%, 5/15/2029	1,853,773
855,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029	811,216
2,555,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	2,338,346
		10,911,839
	Metals & Mining — 3.9%
1,885,000	ArcelorMittal SA, 6.800%, 11/29/2032	2,038,454
4,180,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026(a)	3,741,667
1,065,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025(a)	1,015,472
2,375,000	Glencore Funding LLC, 6.125%, 10/06/2028(a)	2,488,075
2,275,000	Glencore Funding LLC, 6.375%, 10/06/2030(a)	2,442,448
10,565,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	11,518,156
		23,244,272
	Midstream — 1.3%
165,000	EnLink Midstream LLC, 6.500%, 9/01/2030(a)	168,401
555,000	Targa Resources Corp., 6.125%, 3/15/2033	584,325
2,455,000	Targa Resources Corp., 6.500%, 3/30/2034	2,649,607
1,460,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	1,418,258
1,535,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(a)	1,300,833
815,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(a)	718,020
1,045,000	Western Midstream Operating LP, 6.150%, 4/01/2033	1,085,617
		7,925,061
	Non-Agency Commercial Mortgage-Backed Securities — 5.7%
2,995,000	BBCMS Mortgage Trust, Series 2020-BID, Class B, 1 mo. USD SOFR + 2.654%, 8.017%, 10/15/2037(a)(b)	2,896,986
2,155,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 12.232%, 12/15/2038(a)(b)	1,932,919
2,040,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 4.937%, 5/10/2047(a)(b)	1,266,390
2,585,000	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045(a)	2,009,062
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.294%, 12/10/2044(b)	112,528
1,890,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037(a)	1,098,862
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037(a)	2,669,273
See accompanying notes to financial statements.
| 50

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034(a)(b)	$619,547
920,000	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.141%, 9/12/2040(a)(b)	942,927
574,066	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD SOFR + 2.364%, 7.727%, 7/15/2038(a)(b)	563,972
475,000	GS Mortgage Securities Corp. Trust, Series 2012-BWTR, Class A, 2.954%, 11/05/2034(a)	351,932
749,783	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.721%, 4/10/2031(a)(b)	660,664
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033(a)(b)	1,689,319
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.153%, 8/10/2044(a)(b)	377,827
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.153%, 8/10/2044(a)(b)	1,158,535
845,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	787,312
1,945,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046(a)(b)	1,633,234
2,006,652	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 3.784%, 12/15/2047(a)(b)	1,777,893
831,867	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.211%, 6/15/2044(a)(b)	748,639
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.211%, 6/15/2044(a)(b)	1,781,455
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 8.500%, 11/15/2027(a)(b)(c)(f)	388,278
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, PRIME + 0.000%, 8.500%, 11/15/2027(a)(b)(c)(f)	961,612
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, PRIME + 0.000%, 8.500%, 11/15/2027(a)(b)(c)(f)	178,750
2,243,813	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 3.954%, 7/15/2046(b)	1,950,849
1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(b)	1,431,044
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.118%, 11/15/2059(b)	312,568
941,396	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.855%, 3/15/2044(a)(b)	272,820
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 4.979%, 6/15/2044(a)(b)	1,163,273
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.329%, 12/15/2045(b)	1,529,238
1,570,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	1,216,436
		34,484,144
	Pharmaceuticals — 2.1%
3,475,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	2,092,795
Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
930,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/09/2030, (EUR)	$961,808
1,225,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	1,477,024
1,030,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	1,286,423
920,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	851,828
7,380,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	4,995,139
200,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	191,500
435,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	468,826
305,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	332,627
		12,657,970
	Retailers — 0.3%
1,950,000	Lithia Motors, Inc., 3.875%, 6/01/2029(a)	1,768,104
	Sovereigns — 0.1%
535,000	Republic of Uzbekistan International Bonds, 7.850%, 10/12/2028(a)	558,743
	Technology — 3.6%
535,000	Broadcom, Inc., 2.450%, 2/15/2031(a)	457,459
490,000	Broadcom, Inc., 2.600%, 2/15/2033(a)	403,686
1,740,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	1,428,512
880,000	Broadcom, Inc., 3.419%, 4/15/2033(a)	772,910
1,400,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	1,218,007
2,865,000	Broadcom, Inc., 4.150%, 11/15/2030	2,736,592
430,000	Broadcom, Inc., 4.150%, 4/15/2032(a)	405,350
20,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	18,288
1,010,000	CommScope Technologies LLC, 5.000%, 3/15/2027(a)	420,412
1,910,000	CommScope, Inc., 4.750%, 9/01/2029(a)	1,282,385
1,450,000	CommScope, Inc., 7.125%, 7/01/2028(a)	688,750
330,000	Everi Holdings, Inc., 5.000%, 7/15/2029(a)	299,551
395,000	Global Payments, Inc., 2.900%, 11/15/2031	337,879
225,000	Global Payments, Inc., 5.400%, 8/15/2032	227,193
10,000	Leidos, Inc., 5.750%, 3/15/2033	10,428
340,000	Micron Technology, Inc., 5.875%, 2/09/2033	353,391
1,595,000	Micron Technology, Inc., 5.875%, 9/15/2033	1,658,931
3,560,000	Micron Technology, Inc., 6.750%, 11/01/2029	3,846,886
10,000	Open Text Corp., 6.900%, 12/01/2027(a)	10,397
655,000	S&P Global, Inc., 5.250%, 9/15/2033(a)	685,272
1,980,000	Trimble, Inc., 6.100%, 3/15/2033	2,118,998
1,735,000	VMware LLC, 2.200%, 8/15/2031	1,437,642
1,240,000	Western Digital Corp., 2.850%, 2/01/2029	1,067,486
		21,886,405
	Transportation Services — 0.3%
2,075,000	Rand Parent LLC, 8.500%, 2/15/2030(a)	1,984,634
	Treasuries — 8.2%
25,364(i )	Brazil Notas do Tesouro Nacional, Series NTNF, 10.000%, 1/01/2029, (BRL)	5,208,934
26,839,000,000	Indonesia Treasury Bonds, Series 101, 6.875%, 4/15/2029, (IDR)	1,766,878
29,901,000,000	Indonesia Treasury Bonds, Series FR95, 6.375%, 8/15/2028, (IDR)	1,935,360
657,616(j )	Mexico Bonos, Series M, 7.500%, 5/26/2033, (MXN)	3,507,272
See accompanying notes to financial statements.
51 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
338,660,000	Republic of South Africa Government Bonds, Series 2037, 8.500%, 1/31/2037, (ZAR)	$14,472,080
19,705,000	U.S. Treasury Notes, 4.500%, 11/30/2024(k)	19,632,646
121,270,000	Uruguay Government International Bonds, 8.250%, 5/21/2031, (UYU)	2,880,209
		49,403,379
	Wireless — 0.1%
10,000	American Tower Corp., 5.900%, 11/15/2033	10,587
530,000	IHS Holding Ltd., 5.625%, 11/29/2026(a)	459,902
		470,489
	Total Non-Convertible Bonds (Identified Cost $548,593,378)	461,992,960

Convertible Bonds — 4.3%
	Airlines — 0.5%
2,880,000	Southwest Airlines Co., 1.250%, 5/01/2025	2,910,240
	Cable Satellite — 0.8%
520,000	DISH Network Corp., 2.375%, 3/15/2024	514,800
8,125,000	DISH Network Corp., 3.375%, 8/15/2026	4,306,250
615,000	DISH Network Corp., Zero Coupon, 7.761%–33.747%, 12/15/2025(g)	381,300
		5,202,350
	Consumer Cyclical Services — 0.3%
1,775,000	Uber Technologies, Inc., Zero Coupon, 0.000%–5.582%, 12/15/2025(g)	1,804,924
	Financial Other — 0.0%
470,278	Sunac China Holdings Ltd., 7.800% PIK or 7.800% Cash, 9/30/2032(a)(h)	35,271
	Gaming — 0.1%
340,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	440,300
	Healthcare — 0.7%
1,650,000	Envista Holdings Corp., 1.750%, 8/15/2028(a)	1,501,500
3,360,000	Teladoc Health, Inc., 1.250%, 6/01/2027	2,761,584
		4,263,084
	Leisure — 0.2%
1,105,000	NCL Corp. Ltd., 1.125%, 2/15/2027	1,015,915
	Media Entertainment — 0.1%
955,000	Spotify USA, Inc., Zero Coupon, 5.189%–5.777%, 3/15/2026(g)	840,400
	Pharmaceuticals — 1.0%
1,290,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,271,424
3,745,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	3,845,740
570,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(l)	399,000
505,000	Livongo Health, Inc., 0.875%, 6/01/2025	472,135
		5,988,299
	Retailers — 0.2%
390,000	Etsy, Inc., 0.125%, 9/01/2027	331,734
1,200,000	Etsy, Inc., 0.250%, 6/15/2028	960,720
		1,292,454
Principal Amount (‡)	Description	Value (†)

	Technology — 0.4%
$725,000	Splunk, Inc., 1.125%, 6/15/2027	$702,163
1,830,000	Unity Software, Inc., Zero Coupon, 7.084%–8.213%, 11/15/2026(g)	1,520,730
		2,222,893
	Total Convertible Bonds (Identified Cost $32,597,520)	26,016,130
	Total Bonds and Notes (Identified Cost $581,190,898)	488,009,090

Collateralized Loan Obligations — 9.1%
1,325,000	AIMCO CLO 12 Ltd., Series 2020-12A, Class AR, 3 mo. USD SOFR + 1.170%, 6.573%, 1/17/2032(a)(b)	1,323,602
480,000	Apidos CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD SOFR + 2.212%, 7.606%, 7/16/2031(a)(b)	477,488
3,175,000	Apidos CLO XXIII Ltd., Series 2015-23A, Class CR, 3 mo. USD SOFR + 2.262%, 7.656%, 4/15/2033(a)(b)	3,156,496
500,000	ARES LIX CLO Ltd., Series 2021-59A, Class E, 3 mo. USD SOFR + 6.512%, 11.890%, 4/25/2034(a)(b)	493,249
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3 mo. USD SOFR + 3.062%, 8.456%, 1/15/2033(a)(b)	849,981
445,000	Battalion CLO XVI Ltd., Series 2019-16A, Class DR, 3 mo. USD SOFR + 3.512%, 8.927%, 12/19/2032(a)(b)	434,393
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3 mo. USD SOFR + 2.212%, 7.606%, 4/15/2029(a)(b)	911,094
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3 mo. USD SOFR + 2.412%, 7.827%, 10/20/2029(a)(b)	455,017
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3 mo. USD SOFR + 2.062%, 7.477%, 1/20/2031(a)(b)	396,042
980,000	Carlyle U.S. CLO Ltd., Series 2016-4A, Class A2R, 3 mo. USD SOFR + 1.712%, 7.127%, 10/20/2027(a)(b)	979,263
970,000	CarVal CLO IV Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 3.512%, 8.927%, 7/20/2034(a)(b)	957,148
730,000	CIFC Funding Ltd., Series 2013-2A, Class A3LR, 3 mo. USD SOFR + 2.212%, 7.607%, 10/18/2030(a)(b)	724,553
265,000	CIFC Funding Ltd., Series 2014-2RA, Class A3, 3 mo. USD SOFR + 2.162%, 7.560%, 4/24/2030(a)(b)	262,320
395,000	Clover CLO LLC, Series 2021-2A, Class A, 3 mo. USD SOFR + 1.432%, 6.847%, 7/20/2034(a)(b)	394,995
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3 mo. USD SOFR + 6.112%, 11.506%, 10/15/2030(a)(b)	806,539
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3 mo. USD SOFR + 2.012%, 7.407%, 4/18/2031(a)(b)	243,710
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3 mo. USD SOFR + 2.112%, 7.506%, 4/15/2029(a)(b)	297,358
See accompanying notes to financial statements.
| 52

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Principal Amount (‡)	Description	Value (†)

$1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3 mo. USD SOFR + 6.112%, 11.483%, 11/22/2031(a)(b)	$1,349,833
320,000	GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3 mo. USD SOFR + 2.162%, 7.577%, 4/20/2030(a)(b)	318,414
435,000	Golub Capital Partners CLO 41B-R Ltd., Series 2019-41A, Class AR, 3 mo. USD SOFR + 1.582%, 6.997%, 1/20/2034(a)(b)	434,993
1,550,000	Hayfin U.S. XII Ltd., Series 2020-12A, Class D, 3 mo. USD SOFR + 4.422%, 9.837%, 1/20/2034(a)(b)	1,543,529
310,000	LCM 30 Ltd., Series 30A, Class DR, 3 mo. USD SOFR + 3.262%, 8.677%, 4/20/2031(a)(b)	297,222
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3 mo. USD SOFR + 2.412%, 7.824%, 1/23/2031(a)(b)	474,997
3,300,000	Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class CR2, 3 mo. USD SOFR + 2.162%, 7.552%, 1/28/2030(a)(b)	3,271,561
575,000	Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2021-45A, Class A, 3 mo. USD SOFR + 1.392%, 6.786%, 10/14/2035(a)(b)	574,974
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3 mo. USD SOFR + 7.492%, 12.907%, 10/20/2032(a)(b)	2,099,851
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3 mo. USD SOFR + 6.012%, 11.427%, 10/20/2030(a)(b)	464,455
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3 mo. USD SOFR + 2.162%, 7.574%, 1/22/2030(a)(b)	908,991
445,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER, 3 mo. USD SOFR + 6.622%, 12.034%, 4/21/2034(a)(b)	444,927
1,900,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class ER, 3 mo. USD SOFR + 6.512%, 11.927%, 7/02/2035(a)(b)	1,899,821
5,105,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class ER, 3 mo. USD SOFR + 6.662%, 12.074%, 10/22/2036(a)(b)	5,088,223
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3 mo. USD SOFR + 2.262%, 7.657%, 4/18/2033(a)(b)	1,734,574
1,095,000	OHA Credit Partners XVI, Series 2021-16A, Class A, 3 mo. USD SOFR + 1.412%, 6.807%, 10/18/2034(a)(b)	1,095,496
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3 mo. USD SOFR + 2.212%, 7.627%, 1/20/2033(a)(b)	1,561,822
2,050,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3 mo. USD SOFR + 4.012%, 9.406%, 4/15/2034(a)(b)	2,033,545
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3 mo. USD SOFR + 2.212%, 7.627%, 7/20/2030(a)(b)	298,988
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3 mo. USD SOFR + 2.262%, 7.677%, 7/20/2029(a)(b)	2,578,821
1,190,000	Point Au Roche Park CLO Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 3.062%, 8.477%, 7/20/2034(a)(b)	1,163,647
2,110,000	Post CLO Ltd., Series 2023-1A, Class A, 3 mo. USD SOFR + 1.950%, 7.366%, 4/20/2036(a)(b)	2,110,386
Principal Amount (‡)	Description	Value (†)

$2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3 mo. USD SOFR + 2.162%, 7.556%, 10/15/2029(a)(b)	$2,553,452
1,874,063	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3 mo. USD SOFR + 1.362%, 6.729%, 5/20/2031(a)(b)	1,874,126
1,030,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3 mo. USD SOFR + 1.422%, 6.824%, 4/17/2034(a)(b)	1,029,966
920,000	TCW CLO Ltd., Series 2018-1A, Class D, 3 mo. USD SOFR + 3.172%, 8.550%, 4/25/2031(a)(b)	902,199
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3 mo. USD SOFR + 2.412%, 7.806%, 4/15/2033(a)(b)	1,023,592
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3 mo. USD SOFR + 2.412%, 7.827%, 4/20/2033(a)(b)	603,059
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3 mo. USD SOFR + 6.012%, 11.390%, 7/25/2031(a)(b)	846,699
895,000	Verde CLO Ltd., Series 2019-1A, Class AR, 3 mo. USD SOFR + 1.362%, 6.756%, 4/15/2032(a)(b)	894,120
	Total Collateralized Loan Obligations (Identified Cost $54,288,137)	54,639,531

Senior Loans — 3.4%
	Building Materials — 0.1%
640,000	Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/2028(m)	642,003
	Cable Satellite — 0.3%
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6 mo. EURIBOR + 3.000%, 6.928%, 1/31/2029, (EUR)(b)(n)	2,070,711
	Consumer Cyclical Services — 0.3%
1,619,314	Uber Technologies, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 2.750%, 8.135%, 3/03/2030(b)(n)	1,623,200
	Healthcare — 0.5%
1,055,355	Bausch & Lomb Corp., 2023 Incremental Term Loan, 1 mo. USD SOFR + 4.000%, 9.356%, 9/29/2028(b)(n)	1,051,397
1,800,000	Star Parent, Inc., Term Loan B, 3 mo. USD SOFR + 4.000%, 9.348%, 9/27/2030(b)(n)	1,776,744
		2,828,141
	Leisure — 0.5%
1,938,459	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 8.720%, 10/18/2028(b)(n)	1,939,273
995,302	Carnival Corp., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%, 8.357%, 8/08/2027(b)(n)	996,128
		2,935,401
	Media Entertainment — 0.7%
2,009,900	MH Sub I LLC, 2023 Term Loan, 1 mo. USD SOFR + 4.250%, 9.606%, 5/03/2028(b)(n)	1,972,777
2,193,934	Playtika Holding Corp., 2021 Term Loan, 1 mo. USD SOFR + 2.750%, 8.220%, 3/13/2028(b)(n)	2,189,371
		4,162,148
See accompanying notes to financial statements.
53 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Property & Casualty Insurance — 0.1%
$242,550	AmWINS Group, Inc., 2023 Incremental Term Loan B, 1 mo. USD SOFR + 2.750%, 8.220%, 2/19/2028(b)(n)	$242,967
558,600	HUB International Ltd., 2023 Term Loan B, 3 mo. USD SOFR + 4.250%, 9.662%, 6/20/2030(b)(n)	560,706
		803,673
	Restaurants — 0.1%
990,000	1011778 B.C. Unlimited Liability Co., 2023 Term Loan B5, 1 mo. USD SOFR + 2.250%, 7.606%, 9/20/2030(b)(n)	989,644
	Technology — 0.7%
3,080,000	GTCR W Merger Sub LLC, USD Term Loan B, 9/20/2030(m)	3,091,550
944,853	Open Text Corp., 2023 Term Loan B, 1 mo. USD SOFR + 2.750%, 8.206%, 1/31/2030(b)(n)	946,393
		4,037,943
	Transportation Services — 0.1%
550,837	Rand Parent LLC, 2023 Term Loan B, 3 mo. USD SOFR + 4.250%, 9.598%, 3/17/2030(b)(n)	547,946
	Total Senior Loans (Identified Cost $20,634,064)	20,640,810

Shares
Common Stocks— 2.1%
	Aerospace & Defense — 0.1%
657	Lockheed Martin Corp.	297,779
	Air Freight & Logistics — 0.1%
1,402	United Parcel Service, Inc., Class B	220,437
	Banks — 0.0%
1,038	JPMorgan Chase & Co.	176,564
	Beverages — 0.1%
4,787	Coca-Cola Co.	282,098
	Biotechnology — 0.2%
8,126	AbbVie, Inc.	1,259,286
	Capital Markets — 0.0%
99	BlackRock, Inc.	80,368
813	Morgan Stanley	75,813
		156,181
	Chemicals — 0.0%
262	Linde PLC	107,606
	Communications Equipment — 0.0%
1,377	Cisco Systems, Inc.	69,566
	Construction Materials — 0.4%
292,327	Cemex SAB de CV, ADR(f)	2,265,534
	Consumer Staples Distribution & Retail — 0.1%
340	Costco Wholesale Corp.	224,427
1,071	Walmart, Inc.	168,843
		393,270
	Containers & Packaging — 0.0%
521	Packaging Corp. of America	84,876
	Electric Utilities — 0.0%
1,281	Duke Energy Corp.	124,308
	Electrical Equipment — 0.0%
998	Emerson Electric Co.	97,135
Shares	Description	Value (†)
	Financial Services — 0.0%
258	Mastercard, Inc., Class A	$110,040
	Ground Transportation — 0.0%
673	Union Pacific Corp.	165,302
	Health Care Equipment & Supplies — 0.0%
1,868	Abbott Laboratories	205,611
	Health Care Providers & Services — 0.1%
566	Elevance Health, Inc.	266,903
379	UnitedHealth Group, Inc.	199,532
		466,435
	Hotels, Restaurants & Leisure — 0.0%
2,089	Starbucks Corp.	200,565
	Household Products — 0.0%
1,433	Procter & Gamble Co.	209,992
	IT Services — 0.0%
118	Accenture PLC, Class A	41,407
	Life Sciences Tools & Services — 0.0%
233	Thermo Fisher Scientific, Inc.	123,674
	Machinery — 0.0%
434	Deere & Co.	173,544
	Media — 0.2%
210,165	Altice USA, Inc., Class A(f)	683,036
4,336	Comcast Corp., Class A	190,134
		873,170
	Metals & Mining — 0.0%
3,967	Newmont Corp.	164,194
	Oil, Gas & Consumable Fuels — 0.4%
15,635	Canadian Natural Resources Ltd.	1,024,405
5,834	Diamondback Energy, Inc.	904,737
853	Pioneer Natural Resources Co.	191,822
4,055	Williams Cos., Inc.	141,236
		2,262,200
	Pharmaceuticals — 0.1%
3,389	Bristol-Myers Squibb Co.	173,889
1,143	Johnson & Johnson	179,154
1,237	Merck & Co., Inc.	134,858
		487,901
	Semiconductors & Semiconductor Equipment — 0.1%
250	Broadcom, Inc.	279,062
2,456	Microchip Technology, Inc.	221,482
1,795	QUALCOMM, Inc.	259,611
		760,155
	Software — 0.1%
695	Microsoft Corp.	261,348
	Specialized REITs — 0.0%
891	American Tower Corp.	192,349
	Specialty Retail — 0.0%
560	Home Depot, Inc.	194,068
	Technology Hardware, Storage & Peripherals — 0.1%
1,254	Apple, Inc.	241,433
See accompanying notes to financial statements.
| 54

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Shares	Description	Value (†)
	Trading Companies & Distributors — 0.0%
1,782	Fastenal Co.	$115,420
	Total Common Stocks (Identified Cost $13,812,430)	12,783,448

Preferred Stocks — 0.3%

Convertible Preferred Stocks — 0.3%
	Midstream — 0.1%
2,329	El Paso Energy Capital Trust I, 4.750%	109,696
	Technology — 0.2%
34,012	Clarivate PLC, Series A, 5.250%	1,302,659
	Total Convertible Preferred Stocks (Identified Cost $2,380,317)	1,412,355
	Total Preferred Stocks (Identified Cost $2,380,317)	1,412,355

Other Investments — 0.0%
	Aircraft ABS — 0.0%
900	ECAF I Blocker, Ltd.(c)(o) (Identified Cost $9,000,000)	—
	Total Purchased Options — 0.0% (Identified Cost $132,457) (see details below)	86,774

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 1.5%
$9,120,320	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $9,122,854 on 1/02/2024 collateralized by $9,137,300 U.S. Treasury Note, 4.125% due 9/30/2027 valued at $9,302,797 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $9,120,320)	$9,120,320
	Total Investments — 97.4% (Identified Cost $690,558,623)	586,692,328
	Other assets less liabilities — 2.6%	15,734,876
	Net Assets — 100.0%	$602,427,204
Purchased Options — 0.0%
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value (†)
Options on Futures — 0.0%
CBOT 5 Year U.S. Treasury Notes, Put	2/23/2024	106.75	383,000	$41,660,227	$132,457	$86,774
Written Options — (0.0%)
Description	Expiration Date	Exercise Price	Shares/ Contracts (†††)	Notional Amount	Premiums (Received)	Value (†)
Options on Futures — (0.0%)
CBOT 5 Year U.S. Treasury Notes, Call	2/23/2024	110	(383,000)	$(41,660,227)	$(154,340)	$(182,524)

Description	Expiration Date	Exercise Price	Shares/ Contracts (†††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
Abbott Laboratories, Call	2/16/2024	115	(1,400)	$(154,098)	$(1,634)	$(1,708)
AbbVie, Inc., Call	2/16/2024	165	(800)	(123,976)	(913)	(832)
American Tower Corp., Call	2/16/2024	230	(700)	(151,116)	(1,797)	(1,732)
Apple, Inc., Call	2/16/2024	205	(1,000)	(192,530)	(2,147)	(1,640)
Bristol-Myers Squibb Co., Call	2/16/2024	55	(1,600)	(82,096)	(1,068)	(960)
Broadcom, Inc., Call	2/16/2024	1,240	(100)	(111,625)	(1,419)	(875)
Cisco Systems, Inc., Call	2/16/2024	52.5	(500)	(25,260)	(369)	(375)
Coca-Cola Co., Call	2/16/2024	60	(2,300)	(135,539)	(1,903)	(2,196)
Comcast Corp., Call	2/16/2024	47.5	(3,000)	(131,550)	(1,402)	(1,200)
Costco Wholesale Corp., Call	2/16/2024	700	(200)	(132,016)	(1,843)	(870)
Deere & Co., Call	2/16/2024	430	(200)	(79,974)	(1,343)	(1,115)
Duke Energy Corp., Call	2/16/2024	100	(500)	(48,520)	(524)	(588)
Elevance Health, Inc., Call	2/16/2024	500	(200)	(94,312)	(1,273)	(1,320)
Emerson Electric Co., Call	2/16/2024	100	(400)	(38,932)	(847)	(700)
Home Depot, Inc., Call	2/16/2024	360	(300)	(103,965)	(1,760)	(1,223)
Johnson & Johnson, Call	2/16/2024	160	(400)	(62,696)	(1,031)	(1,064)
JPMorgan Chase & Co., Call	2/16/2024	175	(600)	(102,060)	(1,330)	(1,488)
See accompanying notes to financial statements.
55 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Description	Expiration Date	Exercise Price	Shares/ Contracts (†††)	Notional Amount	Premiums (Received)	Value (†)
Linde PLC, Call	2/16/2024	430	(200)	$(82,142)	$(934)	$(820)
Mastercard, Inc., Call	2/16/2024	445	(200)	(85,302)	(974)	(1,000)
Merck & Co., Inc., Call	2/16/2024	110	(400)	(43,608)	(999)	(1,198)
Microchip Technology, Inc., Call	2/16/2024	97.5	(1,400)	(126,252)	(3,104)	(2,415)
Microsoft Corp., Call	2/16/2024	405	(400)	(150,416)	(1,787)	(1,710)
Morgan Stanley, Call	2/16/2024	97.5	(600)	(55,950)	(904)	(855)
Newmont Corp., Call	2/16/2024	45	(3,100)	(128,309)	(2,937)	(2,247)
Packaging Corp. of America, Call	2/16/2024	170	(200)	(32,582)	(793)	(670)
QUALCOMM, Inc., Call	2/16/2024	160	(800)	(115,704)	(1,614)	(1,296)
Thermo Fisher Scientific, Inc., Call	2/16/2024	580	(100)	(53,079)	(567)	(500)
Union Pacific Corp., Call	2/16/2024	260	(400)	(98,248)	(1,147)	(1,020)
United Parcel Service, Inc., Call	2/16/2024	170	(800)	(125,784)	(1,686)	(1,552)
UnitedHealth Group, Inc., Call	2/16/2024	550	(100)	(52,647)	(632)	(745)
Williams Cos., Inc., Call	2/16/2024	37	(3,200)	(111,456)	(1,399)	(960)
					$(42,080)	$(36,874)
Total					$(196,420)	$(219,398)

(†)	See Note 2 of Notes to Financial Statements.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†††)	Options on securities are expressed as shares. Options on futures are expressed as contracts.
(a)
All or a portion of these securities are exempt from
registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from
registration, normally to qualified institutional buyers. At
December 31, 2023, the value of Rule 144A holdings amounted
to $336,144,857 or 55.8% of net assets.

(b)
Variable rate security. Rate as of December 31, 2023 is
disclosed. Issuers comprised of various lots with differing
coupon rates have been aggregated for the purpose of
presentation in the Portfolio of Investments and show a
weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are
determined by the issuer or agent and are based on current
market conditions. These securities may not indicate a
reference rate and/or spread in their description.

(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Perpetual bond with no specified maturity date.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Non-income producing security.
(g)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(h)	Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were received during the period.
(i)	Amount shown represents units. One unit represents a principal amount of 1,000.
(j)	Amount shown represents units. One unit represents a principal amount of 100.
(k)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(m)	Position is unsettled. Contract rate was not determined at December 31, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(n)
Stated interest rate has been determined in accordance with
the provisions of the loan agreement and is subject to a
minimum benchmark floor rate which may range from 0.00% to
2.50%, to which the spread is added.

(o)	Securities subject to restriction on resale. At December 31, 2023, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker, Ltd.	6/18/2015	$9,000,000	$—	0.0%

ABS	Asset-Backed Securities
ADR
An American Depositary Receipt is a certificate issued by a
custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be
significantly influenced by trading on exchanges not located in the United States.

EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
REMICS	Real Estate Mortgage Investment Conduits
SAFEX	South African Futures Exchange
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate

ARS	Argentine Peso
BRL	Brazilian Real
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
UYU	Uruguayan Peso
ZAR	South African Rand
See accompanying notes to financial statements.
| 56

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
At December 31, 2023, the Fund had the following open centrally cleared interest rate swap agreements:
Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.58%	3 mo. SAFEX - JIBAR	$732,523	$731,048
At December 31, 2023, the Fund had the following open centrally cleared credit default swap agreements:
Buy Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY* .S41	(5.00%)	12/20/2028	37,426,950	$(410,780)	$(2,245,380)	$(1,834,600)
CDX.NA.HY* .S41	(5.00%)	12/20/2028	23,284,800	(255,563)	(1,396,940)	(1,141,377)
Total					$(3,642,320)	$(2,975,977)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
1	Payments are made quarterly.
2	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.
*	CDX.NA.HY is an index composed of North American high yield credit default swaps.
At December 31, 2023, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	1/31/2024	EUR	S	800,000	$849,720	$884,128	$(34,408)
Bank of America N.A.	3/05/2024	EUR	S	2,255,000	2,465,188	2,495,502	(30,314)
Barclays Bank PLC	1/31/2024	EUR	S	1,955,000	2,077,620	2,160,588	(82,968)
BNP Paribas SA	2/16/2024	ZAR	S	225,060,000	12,119,743	12,257,596	(137,853)
Goldman Sachs International	2/20/2024	EUR	B	1,795,000	1,970,641	1,985,334	14,693
Goldman Sachs International	2/20/2024	EUR	S	1,795,000	1,958,704	1,985,334	(26,630)
Total							$(297,480)
At December 31, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes Futures	3/28/2024	1,846	$376,895,080	$380,117,358	$3,222,278
CBOT 5 Year U.S. Treasury Notes Futures	3/28/2024	547	58,380,464	59,499,071	1,118,607
Total					$4,340,885
At December 31, 2023, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT U.S. Long Bond Futures	3/19/2024	96	$11,221,554	$11,994,000	$(772,446)
CME Ultra Long Term U.S. Treasury Bond Futures	3/19/2024	61	7,471,792	8,149,219	(677,427)
Ultra 10-Year U.S. Treasury Notes Futures	3/19/2024	762	86,997,915	89,927,906	(2,929,991)
Total					$(4,379,864)
See accompanying notes to financial statements.
57 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Alpha Fund (continued)
Industry Summary at December 31, 2023
Treasuries	8.2%
Banking	7.2
ABS Home Equity	6.1
Cable Satellite	6.1
Non-Agency Commercial Mortgage-Backed Securities	5.7
Technology	4.9
ABS Car Loan	4.7
ABS Other	4.2
Finance Companies	4.1
Metals & Mining	3.9
Pharmaceuticals	3.2
Independent Energy	2.7
Media Entertainment	2.6
Leisure	2.3
ABS Student Loan	2.2
Consumer Cyclical Services	2.1
Other Investments, less than 2% each	16.6
Collateralized Loan Obligations	9.1
Short-Term Investments	1.5
Total Investments	97.4
Other assets less liabilities (Including open written options, swap agreements, forward foreign currency and futures contracts)	2.6
Net Assets	100.0%
See accompanying notes to financial statements.
| 58

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 87.3% of Net Assets

Non-Convertible Bonds — 78.2%
	ABS Car Loan — 1.3%
$635,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029(a)	$642,887
7,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class D, 3.040%, 9/22/2025(a)	7,265,878
5,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class D, 3.340%, 8/20/2026(a)	4,669,198
940,000	First Investors Auto Owner Trust, Series 2022-2A, Class D, 8.710%, 10/16/2028(a)	989,922
7,303,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	6,920,012
1,799,000	Hertz Vehicle Financing III LLC, Series 2022-3A, Class D, 6.310%, 3/25/2025(a)	1,791,160
1,295,000	Hertz Vehicle Financing III LLC, Series 2023-1A, Class D2, 9.130%, 6/25/2027(a)	1,301,264
1,960,000	Hertz Vehicle Financing III LLC, Series 2023-2A, Class D, 9.400%, 9/25/2029(a)	1,991,839
4,155,000	Hertz Vehicle Financing LLC, Series 2022-2A, Class D, 5.160%, 6/26/2028(a)	3,727,532
4,105,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	3,959,272
2,810,000	Prestige Auto Receivables Trust, Series 2022-1A, Class D, 8.080%, 8/15/2028(a)	2,879,584
1,540,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.790%, 11/15/2028(a)	1,557,910
		37,696,458
	ABS Home Equity — 2.9%
5,139,247	510 Asset-Backed Trust, Series 2021-NPL1, Class A1, 2.240%, 6/25/2061(a)(b)	4,877,667
5,350,000	CoreVest American Finance Ltd., Series 2021-1, Class D, 3.247%, 4/15/2053(a)	4,276,030
1,510,000	CoreVest American Finance Ltd., Series 2021-3, Class D, 3.469%, 10/15/2054(a)	1,250,196
3,245,000	CoreVest American Finance Ltd., Series 2023-RTL1, Class A1, 7.553%, 12/28/2030(a)(b)	3,251,474
2,510,000	Credit Suisse Mortgage Trust, Series 2021-RPL6, Class M2, 3.125%, 10/25/2060(a)	1,845,640
7,660,000	FirstKey Homes Trust, Series 2020-SFR1, Class F2, 4.284%, 8/17/2037(a)	7,269,021
1,965,000	FirstKey Homes Trust, Series 2021-SFR1, Class F1, 3.238%, 8/17/2038(a)	1,742,576
1,943,058	GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1, 8.353%, 5/25/2053(a)(b)	1,962,531
8,313,746	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026(a)	7,356,833
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$4,156,873	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026(a)	$3,674,311
3,623,000	Progress Residential Trust, Series 2021-SFR5, Class F, 3.158%, 7/17/2038(a)	3,202,881
5,465,000	Progress Residential Trust, Series 2021-SFR6, Class F, 3.422%, 7/17/2038(a)	4,849,243
2,513,000	PRPM LLC, Series 2021-4, Class A2, 3.474%, 4/25/2026(a)(b)	2,446,287
6,104,195	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026(a)(b)	5,945,786
4,379,630	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026(a)(b)	4,243,522
5,889,346	PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027(a)(b)	5,896,723
799,199	Redwood Funding Trust, Series 2023-1, Class A, 7.500%, 7/25/2059(a)(b)	789,603
4,488,101	Toorak Mortgage Corp. Ltd., Series 2021-1, Class A1, 3.240%, 6/25/2024(a)(b)	4,395,928
1,120,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057(a)(b)	944,046
795,000	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.500%, 10/25/2059(a)(b)	676,485
3,970,000	VCAT LLC, Series 2021-NPL5, Class A2, 3.844%, 8/25/2051(a)(b)	3,601,831
7,865,000	VCAT LLC, Series 2021-NPL6, Class A2, 3.967%, 9/25/2051(a)(b)	7,325,878
		81,824,492
	ABS Other — 1.8%
2,671,035	AASET Trust, Series 2021-2A, Class B, 3.538%, 1/15/2047(a)	2,154,296
1,640,065	Castlelake Aircraft Securitization Trust, Series 2018-1, Class B, 5.300%, 6/15/2043(a)	1,259,772
346,111	Elara HGV Timeshare Issuer LLC, Series 2021-A, Class C, 2.090%, 8/27/2035(a)	315,797
550,000	Foundation Finance Trust, Series 2023-2A, Class D, 9.100%, 6/15/2049(a)	569,200
10,435,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	10,393,051
48,891	HIN Timeshare Trust, Series 2020-A, Class C, 3.420%, 10/09/2039(a)	46,108
2,487,106	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class B, 3.432%, 10/15/2046(a)	2,141,420
7,102,656	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046(a)	6,335,861
12,589,844	Navigator Aircraft ABS Ltd., Series 2021-1, Class B, 3.571%, 11/15/2046(a)(b)	10,425,045
1,930,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032(a)	1,926,408
742,171	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042(a)	638,456
9,365,070	Slam Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046(a)	8,219,984
8,481,310	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046(a)	7,119,441
		51,544,839
See accompanying notes to financial statements.
59 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Whole Business — 0.4%
$5,925,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	$6,074,606
1,500,000	FOCUS Brands Funding, Series 2023-2, Class A2, 8.241%, 10/30/2053(a)	1,570,980
2,266,875	Hardee's Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051(a)	1,872,158
753,600	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049(a)	666,617
132,637	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051(a)	122,886
		10,307,247
	Aerospace & Defense — 0.5%
5,945,000	Embraer Netherlands Finance BV, 7.000%, 7/28/2030(a)	6,236,281
1,020,000	RTX Corp., 2.375%, 3/15/2032	850,016
8,045,000	RTX Corp., 5.150%, 2/27/2033	8,199,021
		15,285,318
	Airlines — 0.0%
962,883	American Airlines Pass-Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	898,447
518,494	American Airlines Pass-Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	487,767
		1,386,214
	Automotive — 0.7%
2,845,000	General Motors Co., 5.200%, 4/01/2045	2,560,384
1,095,000	General Motors Co., 6.250%, 10/02/2043	1,117,035
2,765,000	General Motors Financial Co., Inc., 3.100%, 1/12/2032	2,354,029
6,445,000	General Motors Financial Co., Inc., 6.400%, 1/09/2033	6,858,142
540,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(c)	478,980
865,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(c)	798,819
2,055,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(a)	2,136,419
2,170,000	ZF North America Capital, Inc., 7.125%, 4/14/2030(a)	2,305,278
		18,609,086
	Banking — 5.2%
1,380,000	AIB Group PLC, (fixed rate to 9/13/2028, variable rate thereafter), 6.608%, 9/13/2029(a)	1,453,764
6,000,000	Ally Financial, Inc., 8.000%, 11/01/2031	6,573,000
8,200,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(c)	6,150,506
7,500,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(c)	5,088,431
15,755,000	Bank of America Corp., (fixed rate to 9/15/2033, variable rate thereafter), 5.872%, 9/15/2034	16,491,864
11,885,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(c)	9,239,464
Principal Amount (‡)	Description	Value (†)

	Banking — continued
$9,000,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	$7,715,847
3,970,000	CaixaBank SA, (fixed rate to 9/13/2033, variable rate thereafter), 6.840%, 9/13/2034(a)	4,189,978
8,240,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	6,764,336
16,322,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	13,680,456
1,709,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,593,353
2,035,000	ING Groep NV, (fixed rate to 9/11/2033, variable rate thereafter), 6.114%, 9/11/2034	2,134,240
5,690,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	6,072,539
11,025,000	Morgan Stanley, (fixed rate to 1/19/2033, variable rate thereafter), 5.948%, 1/19/2038	11,149,519
14,965,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	12,450,730
5,875,000	Synchrony Bank, 5.625%, 8/23/2027	5,778,944
545,000	UBS Group AG, (fixed rate to 1/12/2028, variable rate thereafter), 3.869%, 1/12/2029(a)	513,753
3,695,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	4,542,025
325,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(a)	276,792
7,690,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028(a)	7,977,760
5,370,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	5,727,159
14,800,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035(a)	13,919,071
		149,483,531
	Brokerage — 0.1%
3,893,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	4,091,830
	Building Materials — 1.4%
29,325,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	26,227,283
225,000	Cemex SAB de CV, (fixed rate to 3/14/2028, variable rate thereafter), 9.125%(a)(c)	239,625
10,470,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(a)(c)	9,929,342
1,265,000	JELD-WEN, Inc., 4.875%, 12/15/2027(a)	1,195,425
1,859,000	Masco Corp., 6.500%, 8/15/2032	2,026,848
		39,618,523
	Cable Satellite — 6.4%
34,275,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034(a)	27,852,790
6,555,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 2/01/2032(a)	5,781,248
7,180,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	5,713,728
17,890,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	15,089,541
See accompanying notes to financial statements.
| 60

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Cable Satellite — continued
$16,530,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	$10,751,602
920,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.850%, 4/01/2061	573,448
31,240,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	19,653,473
4,025,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	3,714,605
6,425,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	4,687,509
1,075,000	CSC Holdings LLC, 4.125%, 12/01/2030(a)	817,806
415,000	CSC Holdings LLC, 4.500%, 11/15/2031(a)	313,771
48,110,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	28,968,013
5,540,000	CSC Holdings LLC, 5.000%, 11/15/2031(a)	3,351,700
14,005,000	CSC Holdings LLC, 5.375%, 2/01/2028(a)	12,371,083
1,360,000	CSC Holdings LLC, 5.750%, 1/15/2030(a)	846,600
3,705,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.875%, 8/15/2027(a)	3,481,132
6,470,000	DISH DBS Corp., 5.125%, 6/01/2029	3,334,573
22,190,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	19,011,283
6,575,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	5,244,220
15,865,000	DISH DBS Corp., 7.750%, 7/01/2026	11,050,131
		182,608,256
	Chemicals — 1.2%
10,887,000	Ashland, Inc., 3.375%, 9/01/2031(a)	9,383,699
1,320,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030(a)	1,024,536
6,735,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050(a)	4,666,841
2,715,000	Braskem Netherlands Finance BV, 8.500%, 1/12/2031(a)	2,524,950
450,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	471,722
2,810,000	Celanese U.S. Holdings LLC, 6.550%, 11/15/2030	2,970,527
11,235,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	12,185,460
		33,227,735
	Construction Machinery — 0.1%
1,530,000	Ashtead Capital, Inc., 5.500%, 8/11/2032(a)	1,511,372
2,140,000	Ashtead Capital, Inc., 5.550%, 5/30/2033(a)	2,117,427
		3,628,799
	Consumer Cyclical Services — 0.9%
5,645,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029(a)	5,112,658
2,145,000	TriNet Group, Inc., 3.500%, 3/01/2029(a)	1,918,906
8,665,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	8,266,120
10,815,000	Uber Technologies, Inc., 6.250%, 1/15/2028(a)	10,842,120
		26,139,804
	Consumer Products — 0.0%
699,000	Natura Cosmeticos SA, 4.125%, 5/03/2028(a)	632,113
Principal Amount (‡)	Description	Value (†)

	Diversified Manufacturing — 0.1%
$825,000	Ingersoll Rand, Inc., 5.700%, 8/14/2033	$872,851
1,250,000	Nordson Corp., 5.800%, 9/15/2033	1,326,823
		2,199,674
	Electric — 0.7%
18,352,767	Alta Wind Holdings LLC, 7.000%, 6/30/2035(a)	15,828,520
1,780,000	Enel Generacion Chile SA, 7.875%, 2/01/2027	1,860,100
3,445,000	Southern Co., 5.700%, 3/15/2034	3,622,498
		21,311,118
	Finance Companies — 7.1%
12,717,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	11,610,475
4,030,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	3,507,429
2,395,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	2,056,521
4,127,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.750%, 6/06/2028	4,223,738
3,555,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.150%, 9/30/2030	3,743,731
10,600,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(c)	9,516,636
3,585,000	Aircastle Ltd., Series A, (fixed rate to 6/15/2026, variable rate thereafter), 5.250%(a)(c)	3,073,461
11,555,000	Ares Capital Corp., 3.200%, 11/15/2031	9,663,636
2,145,000	Aviation Capital Group LLC, 1.950%, 1/30/2026(a)	1,988,072
4,150,000	Aviation Capital Group LLC, 6.250%, 4/15/2028(a)	4,226,277
8,650,000	Aviation Capital Group LLC, 6.750%, 10/25/2028(a)	9,029,999
5,575,000	Barings BDC, Inc., 3.300%, 11/23/2026	5,083,303
7,175,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	6,298,178
14,750,000	Blue Owl Capital Corp., 4.250%, 1/15/2026	14,251,569
7,875,000	GATX Corp., 5.450%, 9/15/2033	7,923,528
380,000	GATX Corp., 6.050%, 3/15/2034	394,623
6,255,000	Hercules Capital, Inc., 3.375%, 1/20/2027	5,691,510
2,920,000	Nationstar Mortgage Holdings, Inc., 5.000%, 2/01/2026(a)	2,855,638
2,210,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030(a)	1,998,132
9,605,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028(a)	9,235,961
135,000	Navient Corp., 5.000%, 3/15/2027	130,336
950,000	Navient Corp., 6.750%, 6/15/2026	965,806
950,000	Navient Corp., Series A, MTN, 5.625%, 8/01/2033	779,333
2,301,000	OneMain Finance Corp., 3.500%, 1/15/2027	2,129,447
555,000	OneMain Finance Corp., 3.875%, 9/15/2028	491,039
10,385,000	OneMain Finance Corp., 4.000%, 9/15/2030	8,887,020
2,025,000	OneMain Finance Corp., 5.375%, 11/15/2029	1,896,207
4,075,000	OneMain Finance Corp., 7.125%, 3/15/2026	4,151,565
14,740,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	13,597,650
13,540,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	12,254,870
See accompanying notes to financial statements.
61 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Finance Companies — continued
$37,540,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	$33,016,282
9,630,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	8,180,959
		202,852,931
	Financial Other — 1.1%
1,650,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025	232,798
1,120,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026	122,920
1,225,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025	200,912
6,150,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	741,874
4,720,000	Central China Real Estate Ltd., 7.250%, 7/16/2024(d)	215,940
1,260,000	Central China Real Estate Ltd., 7.250%, 8/13/2024(d)	58,048
1,957,000	Central China Real Estate Ltd., 7.250%, 4/28/2025(d)	86,754
3,260,000	Central China Real Estate Ltd., 7.500%, 7/14/2025(d)	142,984
4,415,000	Central China Real Estate Ltd., 7.650%, 8/27/2025(d)	200,706
1,305,000	Central China Real Estate Ltd., 7.750%, 5/24/2024(d)	58,216
6,815,475	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(e)	520,975
8,274,825	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(e)	213,904
833,252	CFLD Cayman Investment Ltd., Zero Coupon, 0.000%–28.181%, 1/31/2031(a)(f)	5,416
1,035,000	China Aoyuan Group Ltd., 6.200%, 3/24/2026(d)	18,113
2,400,000	China Aoyuan Group Ltd., 6.350%, 2/08/2024(d)	36,000
1,240,000	China Aoyuan Group Ltd., 7.950%, 2/19/2023(d)	18,600
1,800,000	China Evergrande Group, 8.250%, 3/23/2022(d)	21,420
4,045,000	China Evergrande Group, 8.750%, 6/28/2025(d)	50,562
1,405,000	China Evergrande Group, 9.500%, 4/11/2022(d)	18,167
335,000	China Evergrande Group, 9.500%, 3/29/2024(d)	4,744
4,060,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026(d)	258,825
24,490,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	20,450,619
190,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	188,843
895,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	803,910
375,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375%, 12/15/2025	368,147
6,925,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(d)	224,301
1,415,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(d)	52,015
1,600,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(d)	52,336
8,085,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(d)	232,444
Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$7,075,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(d)	$203,406
4,795,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(d)	154,878
1,380,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026(d)	80,385
3,760,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026(d)	220,637
3,345,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(d)	217,425
1,320,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(d)	85,800
2,880,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(d)	108,000
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030(d)	14,556
1,830,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(d)	59,054
280,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(d)	10,842
1,970,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(d)	78,800
1,486,509	Sunac China Holdings Ltd., 6.000% PIK or 5.000% Cash, 9/30/2026(a)(g)	181,800
1,486,509	Sunac China Holdings Ltd., 6.250% PIK or 5.250% Cash, 9/30/2027(a)(g)	157,823
2,973,020	Sunac China Holdings Ltd., 6.500% PIK or 5.500% Cash, 9/30/2027(a)(g)	277,531
4,459,533	Sunac China Holdings Ltd., 6.750% PIK or 5.750% Cash, 9/30/2028(a)(g)	353,463
4,459,533	Sunac China Holdings Ltd., 7.000% PIK or 6.000% Cash, 9/30/2029(a)(g)	331,343
2,094,825	Sunac China Holdings Ltd., 7.250% PIK or 6.250% Cash, 9/30/2030(a)(g)	133,524
720,000	Times China Holdings Ltd., 5.750%, 1/14/2027(d)	14,458
4,030,000	Times China Holdings Ltd., 6.200%, 3/22/2026(d)	90,675
23,285,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(d)	1,439,479
1,245,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(d)	75,547
9,395,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(d)	585,215
5,345,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(d)	340,904
3,155,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(d)	189,300
4,535,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(d)	42,674
365,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(d)	3,435
715,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(d)	5,363
		31,056,810
	Food & Beverage — 0.6%
11,860,000	Pilgrim's Pride Corp., 3.500%, 3/01/2032	10,026,681
7,245,000	Post Holdings, Inc., 4.500%, 9/15/2031(a)	6,492,580
		16,519,261
	Gaming — 1.3%
12,960,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031(a)	11,056,373
See accompanying notes to financial statements.
| 62

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Gaming — continued
$3,845,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	$3,246,150
15,550,000	Light & Wonder International, Inc., 7.000%, 5/15/2028(a)	15,708,239
740,000	Light & Wonder International, Inc., 7.250%, 11/15/2029(a)	757,693
1,475,000	Light & Wonder International, Inc., 7.500%, 9/01/2031(a)	1,538,508
5,680,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026(a)	5,497,809
		37,804,772
	Government Owned - No Guarantee — 0.5%
495,000	Antares Holdings LP, 2.750%, 1/15/2027(a)	438,525
585,000	Antares Holdings LP, 3.750%, 7/15/2027(a)	527,080
6,586,000	Petroleos Mexicanos, 6.625%, 6/15/2035	5,051,112
12,239,000	Petroleos Mexicanos, 6.950%, 1/28/2060	8,060,494
		14,077,211
	Health Insurance — 0.9%
825,000	Centene Corp., 2.500%, 3/01/2031	687,358
2,645,000	Centene Corp., 3.000%, 10/15/2030	2,290,685
5,995,000	Centene Corp., 3.375%, 2/15/2030	5,378,895
13,575,000	Centene Corp., 4.625%, 12/15/2029	13,014,725
880,000	Molina Healthcare, Inc., 3.875%, 11/15/2030(a)	791,033
4,280,000	Molina Healthcare, Inc., 3.875%, 5/15/2032(a)	3,739,709
		25,902,405
	Healthcare — 0.7%
2,800,000	Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028(a)	2,953,832
17,380,000	HCA, Inc., 5.500%, 6/01/2033	17,652,912
		20,606,744
	Home Construction — 0.3%
8,146,000	PulteGroup, Inc., 6.000%, 2/15/2035	8,553,773
	Independent Energy — 3.9%
12,155,000	Aker BP ASA, 4.000%, 1/15/2031(a)	11,160,702
1,835,000	Civitas Resources, Inc., 8.625%, 11/01/2030(a)	1,946,425
11,400,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	9,248,084
28,631,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	28,500,993
6,210,000	Energian Israel Finance Ltd., 5.375%, 3/30/2028(a)	5,450,827
8,120,000	Energian Israel Finance Ltd., 5.875%, 3/30/2031(a)	6,842,708
7,740,000	EQT Corp., 3.625%, 5/15/2031(a)	6,912,362
1,535,000	EQT Corp., 5.000%, 1/15/2029	1,520,604
2,360,000	EQT Corp., 7.000%, 2/01/2030	2,532,846
550,000	Leviathan Bond Ltd., 6.125%, 6/30/2025(a)	532,257
5,050,000	Leviathan Bond Ltd., 6.500%, 6/30/2027(a)	4,753,262
1,270,000	Matador Resources Co., 6.875%, 4/15/2028(a)	1,288,181
10,085,000	Ovintiv, Inc., 6.500%, 8/15/2034	10,721,039
540,000	Ovintiv, Inc., 6.500%, 2/01/2038	556,968
2,715,000	Ovintiv, Inc., 6.625%, 8/15/2037	2,810,877
360,000	Ovintiv, Inc., 7.200%, 11/01/2031	390,651
1,200,000	Ovintiv, Inc., 7.375%, 11/01/2031	1,321,907
1,495,000	Ovintiv, Inc., 8.125%, 9/15/2030	1,681,835
Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$17,908,000	Sanchez Energy Corp., 6.125%, 1/15/2023(d)	$1,208,790
9,520,000	Sanchez Energy Corp., 7.750%, 6/15/2021(d)	642,600
1,295,000	Southwestern Energy Co., 4.750%, 2/01/2032	1,198,149
6,875,000	Var Energi ASA, 8.000%, 11/15/2032(a)	7,697,250
1,990,000	Viper Energy, Inc., 7.375%, 11/01/2031(a)	2,059,650
		110,978,967
	Leisure — 1.8%
8,710,000	Carnival Corp., 5.750%, 3/01/2027(a)	8,496,026
6,065,000	Carnival Corp., 6.000%, 5/01/2029(a)	5,835,776
1,050,000	Carnival Corp., 7.000%, 8/15/2029(a)	1,096,326
6,575,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	6,424,812
5,085,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	5,024,133
4,990,000	NCL Corp. Ltd., 8.125%, 1/15/2029(a)	5,212,464
2,415,000	NCL Finance Ltd., 6.125%, 3/15/2028(a)	2,311,715
230,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026(a)	222,151
12,300,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	12,143,283
4,960,000	VOC Escrow Ltd., 5.000%, 2/15/2028(a)	4,750,783
		51,517,469
	Life Insurance — 1.2%
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039(a)	25,981,800
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033(a)	9,329,250
		35,311,050
	Lodging — 1.2%
7,620,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032(a)	6,650,041
1,745,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.875%, 7/01/2031(a)	1,544,677
5,385,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.000%, 6/01/2029(a)	4,967,910
4,155,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(a)	3,661,428
12,700,000	Travel & Leisure Co., 4.500%, 12/01/2029(a)	11,373,930
6,640,000	Travel & Leisure Co., 4.625%, 3/01/2030(a)	5,938,152
		34,136,138
	Media Entertainment — 1.6%
3,925,000	iHeartCommunications, Inc., 4.750%, 1/15/2028(a)	3,019,522
5,275,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	4,191,383
14,565,000	Netflix, Inc., 4.875%, 6/15/2030(a)	14,747,805
8,735,000	Netflix, Inc., 5.875%, 11/15/2028	9,196,060
3,910,000	Netflix, Inc., 6.375%, 5/15/2029	4,251,175
1,315,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 7.375%, 2/15/2031(a)	1,380,934
10,960,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	10,030,636
		46,817,515
	Metals & Mining — 4.2%
1,410,000	Anglo American Capital PLC, 5.500%, 5/02/2033(a)	1,424,390
14,335,000	ArcelorMittal SA, 6.750%, 3/01/2041	15,156,749
1,050,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026(a)	939,892
See accompanying notes to financial statements.
63 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$30,660,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027(a)	$26,056,248
5,005,000	Glencore Funding LLC, 2.500%, 9/01/2030(a)	4,285,031
17,230,000	Glencore Funding LLC, 5.700%, 5/08/2033(a)	17,876,447
9,995,000	Glencore Funding LLC, 6.125%, 10/06/2028(a)	10,470,868
9,590,000	Glencore Funding LLC, 6.375%, 10/06/2030(a)	10,295,858
23,925,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	26,083,472
6,230,000	JSW Steel Ltd., 5.050%, 4/05/2032(a)	5,361,690
1,900,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026(a)	1,180,494
		119,131,139
	Midstream — 1.1%
2,300,000	Cheniere Energy Partners LP, 3.250%, 1/31/2032	1,959,673
1,530,000	Cheniere Energy Partners LP, 4.000%, 3/01/2031	1,390,988
2,530,000	Hess Midstream Operations LP, 4.250%, 2/15/2030(a)	2,327,600
2,760,000	Hess Midstream Operations LP, 5.625%, 2/15/2026(a)	2,739,797
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037(a)	561,636
3,515,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	3,203,009
880,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	854,841
6,105,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(a)	5,173,671
3,215,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(a)	2,832,434
1,750,000	Western Midstream Operating LP, 4.050%, 2/01/2030	1,636,496
2,310,000	Western Midstream Operating LP, 5.250%, 2/01/2050	2,071,055
4,055,000	Western Midstream Operating LP, 5.300%, 3/01/2048	3,528,767
745,000	Western Midstream Operating LP, 5.450%, 4/01/2044	674,451
560,000	Western Midstream Operating LP, 5.500%, 8/15/2048	499,411
665,000	Western Midstream Operating LP, 6.150%, 4/01/2033	690,847
2,305,000	Western Midstream Operating LP, 6.350%, 1/15/2029	2,407,365
		32,552,041
	Natural Gas — 0.1%
1,670,000	Southern Co. Gas Capital Corp., 5.750%, 9/15/2033	1,753,494
	Non-Agency Commercial Mortgage-Backed Securities — 1.9%
335,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036(a)	239,288
7,375,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 12.232%, 12/15/2038(a)(b)	6,614,978
8,598,297	Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class C, 4.942%, 9/10/2045(a)(b)	7,591,791
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$98,372	Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030(a)	$85,638
2,925,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037(a)	2,365,477
1,690,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037(a)	982,580
3,755,000	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.141%, 9/12/2040(a)(b)	3,848,578
1,338,521	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.721%, 4/10/2031(a)(b)	1,179,425
7,680,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class C, 3.550%, 3/05/2033(a)(b)	5,034,818
5,785,000	GS Mortgage Securities Trust, Series 2014-GC22, Class D, 4.685%, 6/10/2047(a)(b)	3,426,519
290,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 3.784%, 12/15/2047(a)(b)	233,967
3,110,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class C, 3.958%, 4/15/2046(b)	2,068,150
3,990,847	Med Trust, Series 2021-MDLN, Class C, 1 mo. USD SOFR + 1.914%, 7.277%, 11/15/2038(a)(b)	3,905,689
1,135,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.077%, 8/15/2046(b)	660,570
2,018,742	Morgan Stanley Capital I Trust, Series 2012-C4, Class D, 5.164%, 3/15/2045(a)(b)	1,826,685
3,832,395	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 3.954%, 7/15/2046(b)	3,332,016
4,340,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class B, 4.322%, 8/15/2050	3,385,434
979,561	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	845,226
4,000,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.204%, 8/15/2046(b)	3,257,254
2,612,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class C, 4.204%, 8/15/2046(b)	1,710,860
940,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	728,312
		53,323,255
	Other REITs — 0.1%
2,735,000	EPR Properties, 3.600%, 11/15/2031	2,268,320
	Pharmaceuticals — 2.6%
24,015,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	14,462,868
7,750,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	7,416,688
See accompanying notes to financial statements.
| 64

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
4,695,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	$5,660,923
3,990,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	4,983,326
21,480,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	14,538,697
7,360,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	7,047,199
8,725,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	8,332,779
7,055,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	7,603,604
5,070,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	5,529,246
		75,575,330
	Property & Casualty Insurance — 0.3%
12,510,000	MBIA Insurance Corp., 3 mo. USD SOFR + 11.522%, 16.916%, 1/15/2033(a)(e)	437,850
10,900,000	Stewart Information Services Corp., 3.600%, 11/15/2031	8,490,277
		8,928,127
	Restaurants — 0.3%
8,625,000	Yum! Brands, Inc., 4.625%, 1/31/2032	8,065,234
	Retailers — 0.7%
3,325,000	Dillard's, Inc., 7.000%, 12/01/2028	3,460,095
1,500,000	Dillard's, Inc., 7.750%, 7/15/2026	1,565,265
9,430,000	Lithia Motors, Inc., 3.875%, 6/01/2029(a)	8,550,369
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037(a)	6,391,542
		19,967,271
	Sovereigns — 0.1%
2,210,000	Republic of Uzbekistan International Bonds, 7.850%, 10/12/2028(a)	2,308,080
	Technology — 6.6%
10,205,000	Avnet, Inc., 5.500%, 6/01/2032	10,096,467
3,850,000	Block, Inc., 3.500%, 6/01/2031	3,418,611
2,820,000	Broadcom, Inc., 2.450%, 2/15/2031(a)	2,411,278
2,565,000	Broadcom, Inc., 2.600%, 2/15/2033(a)	2,113,173
6,895,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	5,660,683
4,600,000	Broadcom, Inc., 3.419%, 4/15/2033(a)	4,040,212
6,790,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	5,907,334
8,435,000	Broadcom, Inc., 4.150%, 11/15/2030	8,056,947
2,245,000	Broadcom, Inc., 4.150%, 4/15/2032(a)	2,116,303
5,575,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	5,097,752
1,270,000	CDW LLC/CDW Finance Corp., 3.276%, 12/01/2028	1,163,790
12,185,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	10,799,809
2,065,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	1,977,608
24,565,000	CommScope, Inc., 4.750%, 9/01/2029(a)	16,493,077
13,035,000	Entegris Escrow Corp., 4.750%, 4/15/2029(a)	12,558,099
1,215,000	Everi Holdings, Inc., 5.000%, 7/15/2029(a)	1,102,893
2,715,000	Gartner, Inc., 3.625%, 6/15/2029(a)	2,450,514
585,000	Gartner, Inc., 3.750%, 10/01/2030(a)	517,123
1,475,000	Global Payments, Inc., 2.900%, 11/15/2031	1,261,699
4,965,000	Global Payments, Inc., 5.400%, 8/15/2032	5,013,396
5,550,000	GTCR W-2 Merger Sub LLC, 7.500%, 1/15/2031(a)	5,864,809
8,790,000	Iron Mountain, Inc., 4.875%, 9/15/2029(a)	8,324,864
Principal Amount (‡)	Description	Value (†)

	Technology — continued
$6,630,000	Leidos, Inc., 5.750%, 3/15/2033	$6,913,618
1,590,000	Marvell Technology, Inc., 5.950%, 9/15/2033	1,686,020
9,070,000	Micron Technology, Inc., 5.875%, 2/09/2033	9,427,237
24,180,000	Micron Technology, Inc., 5.875%, 9/15/2033	25,149,190
5,050,000	MSCI, Inc., 3.250%, 8/15/2033(a)	4,220,724
5,200,000	Sensata Technologies BV, 4.000%, 4/15/2029(a)	4,832,439
655,000	Sensata Technologies BV, 5.875%, 9/01/2030(a)	650,753
600,000	Sensata Technologies, Inc., 3.750%, 2/15/2031(a)	528,438
7,805,000	VMware LLC, 2.200%, 8/15/2031	6,467,320
3,725,000	Western Digital Corp., 2.850%, 2/01/2029	3,206,763
7,515,000	Western Digital Corp., 4.750%, 2/15/2026	7,372,353
		186,901,296
	Transportation Services — 0.4%
10,500,000	Rand Parent LLC, 8.500%, 2/15/2030(a)	10,042,725
	Treasuries — 11.5%
100,917(h )	Brazil Notas do Tesouro Nacional, Series NTNF, 10.000%, 1/01/2029, (BRL)	20,725,043
97,085,000,000	Indonesia Treasury Bonds, Series 101, 6.875%, 4/15/2029, (IDR)	6,391,346
116,724,000,000	Indonesia Treasury Bonds, Series FR95, 6.375%, 8/15/2028, (IDR)	7,555,030
2,616,733(i )	Mexico Bonos, Series M, 7.500%, 5/26/2033, (MXN)	13,955,858
307,465,000	Republic of South Africa Government Bonds, Series 2035, 8.875%, 2/28/2035, (ZAR)	14,177,763
55,170,000	U.S. Treasury Bonds, 2.250%, 2/15/2052	38,244,016
23,325,000	U.S. Treasury Bonds, 3.250%, 5/15/2042	20,464,043
26,205,000	U.S. Treasury Bonds, 3.875%, 2/15/2043	24,984,830
168,705,000	U.S. Treasury Notes, 4.625%, 6/30/2025	169,106,992
545,955,000	Uruguay Government International Bonds, 8.250%, 5/21/2031, (UYU)	12,966,641
		328,571,562
	Wireless — 2.0%
10,460,000	American Tower Corp., 5.900%, 11/15/2033	11,074,258
10,875,000	CT Trust, 5.125%, 2/03/2032(a)	9,444,720
5,355,000	IHS Holding Ltd., 5.625%, 11/29/2026(a)	4,646,748
9,110,000	SBA Communications Corp., 3.125%, 2/01/2029	8,185,305
7,939,000	SoftBank Group Corp., 4.625%, 7/06/2028	7,241,638
9,360,000	Sprint Capital Corp., 8.750%, 3/15/2032	11,552,702
3,575,000	T-Mobile USA, Inc., 5.750%, 1/15/2034	3,791,795
		55,937,166
	Wirelines — 0.4%
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	291,928
490,000	Liquid Telecommunications Financing PLC, 5.500%, 9/04/2026(a)	285,406
3,409,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	3,237,453
6,640,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	6,494,633
		10,309,420
	Total Non-Convertible Bonds (Identified Cost $2,551,680,141)	2,231,364,543

Convertible Bonds — 7.2%
	Airlines — 0.6%
18,200,000	Southwest Airlines Co., 1.250%, 5/01/2025	18,391,100
See accompanying notes to financial statements.
65 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Cable Satellite — 2.3%
$125,670,000	DISH Network Corp., 3.375%, 8/15/2026	$66,605,100
	Consumer Cyclical Services — 0.5%
13,205,000	Uber Technologies, Inc., Zero Coupon, 0.000%–1.922%, 12/15/2025(f)	13,427,620
1,200,000	Zillow Group, Inc., 1.375%, 9/01/2026	1,635,600
		15,063,220
	Electric — 0.3%
8,240,000	PPL Capital Funding, Inc., 2.875%, 3/15/2028(a)	7,980,440
	Financial Other — 0.0%
1,837,524	Sunac China Holdings Ltd., 7.800% PIK or 7.800% Cash, 9/30/2032(a)(g)	137,814
	Gaming — 0.1%
2,195,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	2,842,525
	Healthcare — 1.2%
7,795,000	Envista Holdings Corp., 1.750%, 8/15/2028(a)	7,093,450
32,010,000	Teladoc Health, Inc., 1.250%, 6/01/2027	26,309,019
		33,402,469
	Leisure — 0.2%
6,465,000	NCL Corp. Ltd., 1.125%, 2/15/2027	5,943,792
	Media Entertainment — 0.2%
5,100,000	Spotify USA, Inc., Zero Coupon, 5.189%–5.873%, 3/15/2026(f)	4,488,000
	Pharmaceuticals — 0.9%
4,890,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	4,819,584
20,960,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	21,523,824
		26,343,408
	Retailers — 0.2%
1,620,000	Etsy, Inc., 0.125%, 9/01/2027	1,377,972
5,020,000	Etsy, Inc., 0.250%, 6/15/2028	4,019,012
		5,396,984
	Technology — 0.7%
9,590,000	Splunk, Inc., 1.125%, 6/15/2027	9,287,915
8,430,000	Unity Software, Inc., Zero Coupon, 7.084%–8.213%, 11/15/2026(f)	7,005,330
1,215,000	Wolfspeed, Inc., 0.250%, 2/15/2028	818,303
2,350,000	Wolfspeed, Inc., 1.875%, 12/01/2029	1,601,525
		18,713,073
	Total Convertible Bonds (Identified Cost $288,768,623)	205,307,925

Municipals — 1.9%
	Virginia — 1.9%
62,555,000	Tobacco Settlement Financing Corp., 6.706%, 6/01/2046 (Identified Cost $62,549,774)	53,740,488
	Total Bonds and Notes (Identified Cost $2,902,998,538)	2,490,412,956

Shares
Common Stocks— 3.9%
Aerospace & Defense — 0.1%
7,700	Lockheed Martin Corp.	3,489,948
Shares	Description	Value (†)
	Air Freight & Logistics — 0.1%
16,485	United Parcel Service, Inc., Class B	$2,591,937
	Banks — 0.1%
12,171	JPMorgan Chase & Co.	2,070,287
	Beverages — 0.1%
56,302	Coca-Cola Co.	3,317,877
	Biotechnology — 0.3%
51,579	AbbVie, Inc.	7,993,198
	Capital Markets — 0.1%
1,173	BlackRock, Inc.	952,241
9,550	Morgan Stanley	890,538
		1,842,779
	Chemicals — 0.0%
3,081	Linde PLC	1,265,398
	Communications Equipment — 0.0%
16,258	Cisco Systems, Inc.	821,354
	Consumer Staples Distribution & Retail — 0.2%
3,997	Costco Wholesale Corp.	2,638,340
12,574	Walmart, Inc.	1,982,291
		4,620,631
	Containers & Packaging — 0.0%
6,142	Packaging Corp. of America	1,000,593
	Diversified REITs — 0.0%
175,105	NexPoint Diversified Real Estate Trust	1,392,085
	Electric Utilities — 0.0%
15,026	Duke Energy Corp.	1,458,123
	Electrical Equipment — 0.0%
11,714	Emerson Electric Co.	1,140,124
	Financial Services — 0.0%
3,028	Mastercard, Inc., Class A	1,291,472
	Ground Transportation — 0.1%
7,901	Union Pacific Corp.	1,940,644
	Health Care Equipment & Supplies — 0.1%
21,987	Abbott Laboratories	2,420,109
	Health Care Providers & Services — 0.2%
6,668	Elevance Health, Inc.	3,144,362
4,427	UnitedHealth Group, Inc.	2,330,683
		5,475,045
	Hotels, Restaurants & Leisure — 0.1%
24,545	Starbucks Corp.	2,356,565
	Household Products — 0.1%
16,834	Procter & Gamble Co.	2,466,854
	IT Services — 0.0%
1,434	Accenture PLC, Class A	503,205
	Life Sciences Tools & Services — 0.1%
2,761	Thermo Fisher Scientific, Inc.	1,465,511
	Machinery — 0.1%
5,125	Deere & Co.	2,049,334
	Media — 0.3%
1,317,588	Altice USA, Inc., Class A(e)	4,282,161
51,372	Comcast Corp., Class A	2,252,662
461,939	iHeartMedia, Inc., Class A(e)	1,233,377
		7,768,200
	Metals & Mining — 0.1%
46,228	Newmont Corp.	1,913,377
See accompanying notes to financial statements.
| 66

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)
Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 0.8%
9,229	Battalion Oil Corp.(e)	$88,691
166,156	Canadian Natural Resources Ltd.	10,886,541
46,438	Diamondback Energy, Inc.	7,201,605
9,930	Pioneer Natural Resources Co.	2,233,058
47,499	Williams Cos., Inc.	1,654,390
		22,064,285
	Pharmaceuticals — 0.2%
40,040	Bristol-Myers Squibb Co.	2,054,452
13,444	Johnson & Johnson	2,107,213
14,572	Merck & Co., Inc.	1,588,639
		5,750,304
	Professional Services — 0.0%
5,336	Clarivate PLC(e)	49,411
	Semiconductors & Semiconductor Equipment — 0.3%
2,959	Broadcom, Inc.	3,302,984
29,121	Microchip Technology, Inc.	2,626,132
21,254	QUALCOMM, Inc.	3,073,966
		9,003,082
	Software — 0.1%
8,198	Microsoft Corp.	3,082,776
	Specialized REITs — 0.1%
10,480	American Tower Corp.	2,262,422
	Specialty Retail — 0.1%
6,593	Home Depot, Inc.	2,284,804
	Technology Hardware, Storage & Peripherals — 0.1%
14,771	Apple, Inc.	2,843,861
23,768	IQOR US, Inc.(e)	20,060
		2,863,921
	Trading Companies & Distributors — 0.0%
21,007	Fastenal Co.	1,360,623
	Total Common Stocks (Identified Cost $140,162,179)	111,376,278

Principal Amount (‡)
Collateralized Loan Obligations — 3.9%
$6,730,000	522 Funding CLO Ltd., Series 2018-3A, Class DR, 3 mo. USD SOFR + 3.362%, 8.777%, 10/20/2031(a)(b)	6,721,554
4,475,000	AGL CLO 12 Ltd., Series 2021-12A, Class B, 3 mo. USD SOFR + 1.862%, 7.277%, 7/20/2034(a)(b)	4,455,489
4,955,000	AGL CLO 12 Ltd., Series 2021-12A, Class D, 3 mo. USD SOFR + 3.112%, 8.527%, 7/20/2034(a)(b)	4,834,294
1,245,000	AGL CLO 7 Ltd., Series 2020-7A, Class DR, 3 mo. USD SOFR + 3.362%, 8.756%, 7/15/2034(a)(b)	1,235,427
2,675,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3 mo. USD SOFR + 3.262%, 8.656%, 10/15/2034(a)(b)	2,638,216
3,025,000	Bain Capital Credit CLO Ltd., Series 2017-2A, Class DR2, 3 mo. USD SOFR + 3.362%, 8.740%, 7/25/2034(a)(b)	3,024,761
890,000	Ballyrock CLO Ltd., Series 2019-2A, Class A2R, 3 mo. USD SOFR + 1.662%, 7.029%, 11/20/2030(a)(b)	885,890
Principal Amount (‡)	Description	Value (†)
$1,505,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class DR, 3 mo. USD SOFR + 3.262%, 8.664%, 1/17/2032(a)(b)	$1,494,585
3,530,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3 mo. USD SOFR + 3.212%, 8.627%, 7/20/2032(a)(b)	3,461,414
3,095,000	CIFC Funding Ltd., Series 2021-5A, Class D, 3 mo. USD SOFR + 3.512%, 8.906%, 7/15/2034(a)(b)	3,094,752
4,390,000	Clover CLO LLC, Series 2021-1A, Class D, 3 mo. USD SOFR + 3.212%, 8.624%, 4/22/2034(a)(b)	4,366,219
3,780,000	Clover CLO LLC, Series 2021-2A, Class D, 3 mo. USD SOFR + 3.312%, 8.727%, 7/20/2034(a)(b)	3,771,578
4,775,000	Crown City CLO I, Series 2020-1A, Class CR, 3 mo. USD SOFR + 3.682%, 9.097%, 7/20/2034(a)(b)	4,633,832
2,890,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3 mo. USD SOFR + 3.112%, 8.527%, 1/20/2034(a)(b)	2,872,529
980,000	LCM 30 Ltd., Series 30A, Class CR, 3 mo. USD SOFR + 2.262%, 7.677%, 4/20/2031(a)(b)	950,606
2,965,000	LCM 30 Ltd., Series 30A, Class DR, 3 mo. USD SOFR + 3.262%, 8.677%, 4/20/2031(a)(b)	2,842,785
10,665,000	Madison Park Funding XXIII Ltd., Series 2017-23A, Class DR, 3 mo. USD SOFR + 3.462%, 8.849%, 7/27/2031(a)(b)	10,667,378
990,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3 mo. USD SOFR + 3.262%, 8.674%, 1/23/2031(a)(b)	974,389
6,010,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD SOFR + 1.912%, 7.306%, 7/15/2034(a)(b)	6,009,676
8,055,000	OCP CLO Ltd., Series 2019-17A, Class DR, 3 mo. USD SOFR + 3.362%, 8.777%, 7/20/2032(a)(b)	7,909,269
7,155,000	Octagon Investment Partners 42 Ltd., Series 2019-3A, Class DR, 3 mo. USD SOFR + 3.412%, 8.806%, 7/15/2034(a)(b)	7,106,589
3,125,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3 mo. USD SOFR + 3.562%, 8.956%, 7/15/2036(a)(b)	2,961,797
8,250,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, 3 mo. USD SOFR + 1.912%, 7.327%, 7/02/2035(a)(b)	8,242,022
970,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3 mo. USD SOFR + 1.962%, 7.329%, 5/21/2034(a)(b)	969,523
12,510,000	Palmer Square CLO Ltd., Series 2021-4A, Class E, 3 mo. USD SOFR + 6.312%, 11.706%, 10/15/2034(a)(b)	12,312,117
400,000	THL Credit Wind River CLO Ltd., Series 2018-3A, Class D, 3 mo. USD SOFR + 3.212%, 8.627%, 1/20/2031(a)(b)	386,689
1,540,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3 mo. USD SOFR + 4.012%, 9.427%, 10/20/2034(a)(b)	1,520,445
	Total Collateralized Loan Obligations (Identified Cost $111,557,561)	110,343,825
See accompanying notes to financial statements.
67 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)

Shares	Description	Value (†)
Preferred Stocks — 1.4%

Convertible Preferred Stocks — 1.0%
	Banking — 0.4%
6,360	Bank of America Corp., Series L, 7.250%	$7,665,581
3,880	Wells Fargo & Co., Series L, Class A, 7.500%	4,639,005
		12,304,586
	Midstream — 0.4%
238,087	El Paso Energy Capital Trust I, 4.750%	11,213,898
	Technology — 0.2%
142,232	Clarivate PLC, Series A, 5.250%	5,447,486
	Total Convertible Preferred Stocks (Identified Cost $36,508,529)	28,965,970

Non-Convertible Preferred Stocks — 0.4%
	Home Construction — 0.1%
208,246	Hovnanian Enterprises, Inc., 7.625%	3,852,551
	Office REITs — 0.1%
1,596	Highwoods Properties, Inc., Series A, 8.625%(j)	1,579,642
	Other REITs — 0.2%
116,192	Prologis, Inc., Series Q, 8.540%	6,390,560
	Total Non-Convertible Preferred Stocks (Identified Cost $8,332,902)	11,822,753
	Total Preferred Stocks (Identified Cost $44,841,431)	40,788,723

Principal Amount (‡)
Senior Loans — 1.4%
	Aerospace & Defense — 0.0%
$645,000	TransDigm, Inc., 2023 Term Loan J, 2/14/2031(k)	647,419
	Building Materials — 0.2%
5,785,000	Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/2028(k)	5,803,107
	Consumer Cyclical Services — 0.1%
3,716,839	Uber Technologies, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 2.750%, 8.135%, 3/03/2030(b)(l)	3,725,760
	Healthcare — 0.3%
1,678,606	Bausch & Lomb Corp., 2023 Incremental Term Loan, 1 mo. USD SOFR + 4.000%, 9.356%, 9/29/2028(b)(l)	1,672,311
7,505,447	Star Parent, Inc., Term Loan B, 3 mo. USD SOFR + 4.000%, 9.348%, 9/27/2030(b)(l)	7,408,477
		9,080,788
	Leisure — 0.4%
7,835,797	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 8.720%, 10/18/2028(b)(l)	7,839,088
3,954,241	Carnival Corp., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%, 8.357%, 8/08/2027(b)(l)	3,957,523
		11,796,611
	Property & Casualty Insurance — 0.1%
2,229,412	HUB International Ltd., 2023 Term Loan B, 3 mo. USD SOFR + 4.250%, 9.662%, 6/20/2030(b)(l)	2,237,817
Principal Amount (‡)	Description	Value (†)
	Restaurants — 0.2%
$4,080,000	1011778 B.C. Unlimited Liability Co., 2023 Term Loan B5, 1 mo. USD SOFR + 2.250%, 7.606%, 9/20/2030(b)(l)	$4,078,531
	Technology — 0.1%
3,315,000	GTCR W Merger Sub LLC, USD Term Loan B, 9/20/2030(k)	3,327,431
	Total Senior Loans (Identified Cost $40,511,208)	40,697,464

Short-Term Investments — 1.4%
33,426,116	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $33,435,401 on 1/02/2024 collateralized by $38,121,700 U.S. Treasury Note, 0.500% due 4/30/2027 valued at $34,094,719 including accrued interest (Note 2 of Notes to Financial Statements)	33,426,116
5,675,000	U.S. Treasury Bills, 5.242%, 5/02/2024(m)	5,576,629
	Total Short-Term Investments (Identified Cost $39,000,312)	39,002,745
	Total Investments — 99.3% (Identified Cost $3,279,071,229)	2,832,621,991
	Other assets less liabilities — 0.7%	20,802,436
	Net Assets — 100.0%	$2,853,424,427

(†)	See Note 2 of Notes to Financial Statements.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of these securities are exempt from
registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from
registration, normally to qualified institutional buyers. At
December 31, 2023, the value of Rule 144A holdings
amounted to $1,249,566,924 or 43.8% of net assets.

(b)
Variable rate security. Rate as of December 31, 2023 is
disclosed. Issuers comprised of various lots with differing
coupon rates have been aggregated for the purpose of
presentation in the Portfolio of Investments and show a
weighted average rate. Certain variable rate securities are
not based on a published reference rate and spread, rather
are determined by the issuer or agent and are based on
current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(c)	Perpetual bond with no specified maturity date.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Non-income producing security.
(f)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(g)	Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were received during the period.
(h)	Amount shown represents units. One unit represents a principal amount of 1,000.
(i)	Amount shown represents units. One unit represents a principal amount of 100.
See accompanying notes to financial statements.
| 68

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)
(j)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(k)	Position is unsettled. Contract rate was not determined at December 31, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(l)
Stated interest rate has been determined in accordance with
the provisions of the loan agreement and is subject to a
minimum benchmark floor rate which may range from 0.00%
to 2.50%, to which the spread is added.

(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.

ABS	Asset-Backed Securities
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

BRL	Brazilian Real
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
UYU	Uruguayan Peso
ZAR	South African Rand
At December 31, 2023, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	3/20/2024	EUR	S	8,149,000	$8,933,423	$9,023,749	$(90,326)
At December 31, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes Futures	3/28/2024	1,216	$248,437,075	$250,391,499	$1,954,424
CBOT 5 Year U.S. Treasury Notes Futures	3/28/2024	6,949	744,129,712	755,866,621	11,736,909
CBOT U.S. Long Bond Futures	3/19/2024	4,436	520,226,826	554,222,750	33,995,924
Total					$47,687,257
At December 31, 2023, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME Ultra Long Term U.S. Treasury Bond Futures	3/19/2024	568	$72,644,977	$75,881,250	$(3,236,273)
Ultra 10-Year U.S. Treasury Notes Futures	3/19/2024	5,569	640,588,417	657,229,016	(16,640,599)
Total					$(19,876,872)
See accompanying notes to financial statements.
69 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Strategic Income Fund (continued)
Industry Summary at December 31, 2023
Treasuries	11.5%
Cable Satellite	8.7
Technology	7.6
Finance Companies	7.1
Banking	5.6
Metals & Mining	4.3
Independent Energy	3.9
Pharmaceuticals	3.7
ABS Home Equity	2.9
Leisure	2.4
Healthcare	2.2
Wireless	2.0
Other Investments, less than 2% each	32.1
Collateralized Loan Obligations	3.9
Short-Term Investments	1.4
Total Investments	99.3
Other assets less liabilities (including forward foreign currency and futures contracts)	0.7
Net Assets	100.0%
See accompanying notes to financial statements.
| 70

Statements of Assets and Liabilities
December 31, 2023

	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
ASSETS
Investments at cost	$56,532,376	$10,536,031,110	$690,558,623	$3,279,071,229
Net unrealized depreciation	(11,148,492)	(226,986,412)	(103,866,295)	(446,449,238)
Investments at value	45,383,884	10,309,044,698	586,692,328	2,832,621,991
Cash	35,599	157,932	399,199	173,919
Due from brokers (Note 2)	80,000	20,623	11,415,000	115,104
Foreign currency at value (identified cost $285, $0, $2,410,831 and $146, respectively)	290	—	2,426,002	147
Receivable for Fund shares sold	5,020	58,814,097	688,504	2,300,066
Receivable from investment adviser (Note 6)	26,771	—	—	—
Receivable for securities sold	—	732,997	230,787	—
Dividends and interest receivable	750,570	89,103,753	6,462,965	39,493,989
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	14,693	—
Tax reclaims receivable	—	—	—	42,929
Receivable for variation margin on centrally cleared swap agreements (Note 2)	—	—	69,865	—
Receivable for variation margin on futures contracts (Note 2)	—	2,492,395	398,575	741,341
Prepaid expenses (Note 8)	604	2,410	784	1,359
TOTAL ASSETS	46,282,738	10,460,368,905	608,798,702	2,875,490,845
LIABILITIES
Options written, at value (premiums received $0, $0, $196,420 and $0, respectively) (Note 2)	—	—	219,398	—
Payable for securities purchased	507,279	77,873,660	3,714,038	9,731,920
Payable for Fund shares redeemed	358,721	8,437,116	1,295,804	8,602,788
Payable for variation margin on centrally cleared swap agreements (Note 2)	220	—	—	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	312,173	90,326
Foreign taxes payable (Note 2)	—	—	1,000	3,618
Management fees payable (Note 6)	—	2,826,486	272,621	1,114,615
Deferred Trustees’ fees (Note 6)	223,591	1,313,806	363,906	2,042,633
Administrative fees payable (Note 6)	1,752	390,207	24,063	110,690
Payable to distributor (Note 6d)	270	67,542	4,780	25,656
Audit and tax services fees payable	57,474	68,605	95,572	68,464
Other accounts payable and accrued expenses	26,447	512,557	68,143	275,708
TOTAL LIABILITIES	1,175,754	91,489,979	6,371,498	22,066,418
COMMITMENTS AND CONTINGENCIES(a)	—	—	—	—
NET ASSETS	$45,106,984	$10,368,878,926	$602,427,204	$2,853,424,427
NET ASSETS CONSIST OF:
Paid-in capital	$79,954,828	$10,783,683,750	$772,981,730	$3,775,168,937
Accumulated loss	(34,847,844)	(414,804,824)	(170,554,526)	(921,744,510)
NET ASSETS	$45,106,984	$10,368,878,926	$602,427,204	$2,853,424,427
See accompanying notes to financial statements.
71 |

Statements of Assets and Liabilities (continued)
December 31, 2023
	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$16,030,571	$717,998,787	$17,890,526	$946,579,349
Shares of beneficial interest	4,513,889	72,400,931	1,914,506	79,425,349
Net asset value and redemption price per share	$3.55	$9.92	$9.34	$11.92
Offering price per share (100/95.75 of net asset value) (Note 1)	$3.71	$10.36	$9.75	$12.45
Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$753,985	$68,821,494	$2,530,834	$34,212,290
Shares of beneficial interest	211,197	7,034,812	271,343	2,832,014
Net asset value and offering price per share	$3.57	$9.78	$9.33	$12.08
Class N shares:
Net assets	$172,636	$1,496,892,695	$105,701,673	$220,360,088
Shares of beneficial interest	48,577	150,948,232	11,345,911	18,515,279
Net asset value, offering and redemption price per share	$3.55	$9.92	$9.32	$11.90
Class Y shares:
Net assets	$28,149,792	$7,942,476,505	$476,304,171	$1,586,092,044
Shares of beneficial interest	7,936,735	800,343,522	51,151,422	133,293,876
Net asset value, offering and redemption price per share	$3.55	$9.92	$9.31	$11.90
Admin Class shares:
Net assets	$—	$142,689,445	$—	$66,180,656
Shares of beneficial interest	—	14,436,015	—	5,576,292
Net asset value, offering and redemption price per share	$—	$9.88	$—	$11.87

(a)	As disclosed in the Notes to Financial Statements, if applicable.
See accompanying notes to financial statements.
| 72

Statements of Operations
For the Year Ended December 31, 2023

	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
INVESTMENT INCOME
Interest	$3,963,036	$408,203,297	$40,392,289	$169,532,516
Dividends	28,060	2,475,241	557,291	6,464,347
Less net foreign taxes withheld	—	—	(18,273)	(102,912)
	3,991,096	410,678,538	40,931,307	175,893,951
Expenses
Management fees (Note 6)	332,827	34,166,102	4,429,769	17,579,531
Service and distribution fees (Note 6)	52,495	2,951,888	87,686	3,273,527
Administrative fees (Note 6)	26,568	3,956,030	341,981	1,400,053
Trustees' fees and expenses (Note 6)	35,902	458,461	69,007	295,590
Transfer agent fees and expenses (Notes 6 and 7)	59,969	5,993,620	483,231	2,520,720
Audit and tax services fees	57,470	69,756	95,475	70,352
Custodian fees and expenses	14,513	231,654	41,552	90,498
Legal fees	2,570	311,213	27,803	111,724
Registration fees	77,784	516,544	85,296	126,132
Shareholder reporting expenses	18,406	499,700	54,469	186,857
Miscellaneous expenses	38,017	285,621	62,597	118,398
Total expenses	716,521	49,440,589	5,778,866	25,773,382
Less waiver and/or expense reimbursement (Note 6)	(245,217)	(5,251,753)	(213,189)	(1,897,037)
Net expenses	471,304	44,188,836	5,565,677	23,876,345
Net investment income	3,519,792	366,489,702	35,365,630	152,017,606
Net realized and unrealized gain (loss) on Investments, Futures contracts, Options written, Swap agreements, Forward foreign currency contracts and Foreign currency transactions
Net realized gain (loss) on:
Investments	(9,841,352)	(75,400,417)	(31,968,684)	(110,222,109)
Futures contracts	—	(160,953,007)	4,372,628	(38,830,084)
Options written	—	—	(876,586)	—
Swap agreements	90,932	—	(5,248,593)	1,521,476
Forward foreign currency contracts (Note 2d)	—	—	(176,365)	(64,988)
Foreign currency transactions (Note 2c)	—	—	(451,413)	(154,218)
Net change in unrealized appreciation (depreciation) on:
Investments	12,958,762	396,557,870	52,789,693	198,191,829
Futures contracts	—	121,060,854	(379,831)	29,780,422
Options written	—	—	(24,399)	—
Swap agreements	(16,136)	—	(1,288,377)	(1,408,729)
Forward foreign currency contracts (Note 2d)	—	—	88,128	(90,326)
Foreign currency translations (Note 2c)	5	—	16,581	23,342
Net realized and unrealized gain on Investments, Futures contracts, Options written, Swap agreements, Forward foreign currency contracts and Foreign currency transactions	3,192,211	281,265,300	16,852,782	78,746,615
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,712,003	$647,755,002	$52,218,412	$230,764,221
See accompanying notes to financial statements.
73 |

Statements of Changes in Net Assets

	High Income Fund		Investment Grade Bond Fund
	Year Ended December 31,2023	Year Ended December 31,2022	Year Ended December 31,2023	Year Ended December 31,2022
FROM OPERATIONS:
Net investment income	$3,519,792	$6,867,106	$366,489,702	$184,492,490
Net realized loss on investments, futures contracts, swap agreements and foreign currency transactions	(9,750,420)	(4,918,470)	(236,353,424)	(46,274,623)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements and foreign currency translations	12,942,631	(21,965,553)	517,618,724	(880,081,987)
Net increase (decrease) in net assets resulting from operations	6,712,003	(20,016,917)	647,755,002	(741,864,120)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,271,536)	(998,449)	(27,787,284)	(19,585,504)
Class C	(65,853)	(62,092)	(2,155,422)	(1,336,410)
Class N	(10,957)	(6,400)	(55,036,030)	(43,794,588)
Class Y	(2,770,057)	(6,340,611)	(289,143,363)	(128,714,138)
Admin Class	—	—	(4,979,958)	(3,388,543)
Total distributions	(4,118,403)	(7,407,552)	(379,102,057)	(196,819,183)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 11)	(74,967,733)	17,577,667	3,097,456,282	1,535,258,308
Net increase (decrease) in net assets	(72,374,133)	(9,846,802)	3,366,109,227	596,575,005
NET ASSETS
Beginning of the year	117,481,117	127,327,919	7,002,769,699	6,406,194,694
End of the year	$45,106,984	$117,481,117	$10,368,878,926	$7,002,769,699
See accompanying notes to financial statements.
| 74

Statements of Changes in Net Assets (continued)

	Strategic Alpha Fund		Strategic Income Fund
	Year Ended December 31,2023	Year Ended December 31,2022	Year Ended December 31,2023	Year Ended December 31,2022
FROM OPERATIONS:
Net investment income	$35,365,630	$42,049,297	$152,017,606	$144,958,020
Net realized loss on investments, futures contracts, swap agreements, written options, forward foreign currency contracts and foreign currency transactions	(34,349,013)	(13,794,522)	(147,749,923)	(35,302,562)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap agreements, written options, forward foreign currency contracts and foreign currency translations	51,201,795	(134,982,810)	226,496,538	(719,640,678)
Net increase (decrease) in net assets resulting from operations	52,218,412	(106,728,035)	230,764,221	(609,985,220)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,153,596)	(1,245,882)	(54,554,721)	(70,707,641)
Class C	(114,987)	(97,863)	(1,860,184)	(3,314,576)
Class N	(6,742,335)	(9,392,363)	(12,487,496)	(14,593,929)
Class Y	(30,202,975)	(28,940,367)	(95,610,490)	(135,878,926)
Admin Class	—	—	(3,475,309)	(4,238,815)
Total distributions	(38,213,893)	(39,676,475)	(167,988,200)	(228,733,887)
NET DECREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 11)	(259,189,303)	(466,833,178)	(435,259,844)	(1,002,949,085)
Net decrease in net assets	(245,184,784)	(613,237,688)	(372,483,823)	(1,841,668,192)
NET ASSETS
Beginning of the year	847,611,988	1,460,849,676	3,225,908,250	5,067,576,442
End of the year	$602,427,204	$847,611,988	$2,853,424,427	$3,225,908,250
See accompanying notes to financial statements.
75 |

Financial Highlights
For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$3.50	$4.29	$4.35	$4.25	$3.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.19	0.17	0.20	0.20
Net realized and unrealized gain (loss)	0.11	(0.77)	(0.05)	0.12 (b)	0.27
Total from Investment Operations	0.32	(0.58)	0.12	0.32	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.21)	(0.18)	(0.22)	(0.21)
Net asset value, end of the period	$3.55	$3.50	$4.29	$4.35	$4.25
Total return(c)(d)	9.53%	(13.66)%	2.87%	8.16%	11.94%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$16,031	$19,108	$20,470	$41,547	$23,199
Net expenses(e)	0.98%(f)	1.00%	1.00%	1.00%	1.03%(g)
Gross expenses	1.40%	1.18%	1.19%	1.22%	1.18%
Net investment income	6.10%	5.13%	3.83%	4.91%	4.84%
Portfolio turnover rate	40%	53%	67%	99%(h)	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2023, the expense limit decreased from 1.00% to 0.95%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 1.05% to 1.00%.
(h)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
See accompanying notes to financial statements.
| 76

Financial Highlights (continued)
For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$3.51	$4.31	$4.37	$4.27	$4.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.16	0.14	0.17	0.17
Net realized and unrealized gain (loss)	0.11	(0.78)	(0.05)	0.12 (b)	0.28
Total from Investment Operations	0.30	(0.62)	0.09	0.29	0.45
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.18)	(0.15)	(0.19)	(0.18)
Net asset value, end of the period	$3.57	$3.51	$4.31	$4.37	$4.27
Total return(c)(d)	8.94%	(14.50)%	2.07%	7.30%	11.32%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$754	$1,182	$1,795	$2,933	$3,836
Net expenses(e)	1.73%(f)	1.75%	1.75%	1.75%	1.78%(g)
Gross expenses	2.15%	1.93%	1.94%	1.97%	1.93%
Net investment income	5.28%	4.34%	3.14%	4.24%	4.11%
Portfolio turnover rate	40%	53%	67%	99%(h)	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2023, the expense limit decreased from 1.75% to 1.70%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 1.80% to 1.75%.
(h)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
See accompanying notes to financial statements.
77 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	High Income Fund—Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$3.50	$4.29	$4.36	$4.25	$3.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.20	0.18	0.21	0.22
Net realized and unrealized gain (loss)	0.10	(0.77)	(0.05)	0.14 (b)	0.26
Total from Investment Operations	0.33	(0.57)	0.13	0.35	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.22)	(0.20)	(0.24)	(0.22)
Net asset value, end of the period	$3.55	$3.50	$4.29	$4.36	$4.25
Total return(c)	9.85%	(13.40)%	2.95%	8.73%	12.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$173	$132	$105	$14,783	$11,977
Net expenses(d)	0.67%(e)	0.70%	0.70%	0.70%	0.72%(f)
Gross expenses	1.82%	1.80%	0.86%	0.88%	0.82%
Net investment income	6.47%	5.46%	4.10%	5.28%	5.13%
Portfolio turnover rate	40%	53%	67%	99%(g)	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 0.70% to 0.65%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2019, the expense limit decreased from 0.75% to 0.70%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
See accompanying notes to financial statements.
| 78

Financial Highlights (continued)
For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$3.49	$4.28	$4.34	$4.25	$3.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.20	0.18	0.22	0.21
Net realized and unrealized gain (loss)	0.12	(0.77)	(0.05)	0.10 (b)	0.28
Total from Investment Operations	0.34	(0.57)	0.13	0.32	0.49
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.22)	(0.19)	(0.23)	(0.22)
Net asset value, end of the period	$3.55	$3.49	$4.28	$4.34	$4.25
Total return(c)	10.13%	(13.47)%	3.15%	8.19%	12.52%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$28,150	$97,059	$104,957	$53,456	$108,315
Net expenses(d)	0.73%(e)	0.75%	0.75%	0.75%	0.77%(f)
Gross expenses	1.16%	0.93%	0.95%	0.98%	0.93%
Net investment income	6.17%	5.39%	4.16%	5.32%	5.07%
Portfolio turnover rate	40%	53%	67%	99%(g)	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 0.75% to 0.70%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2019, the expense limit decreased from 0.80% to 0.75%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
See accompanying notes to financial statements.
79 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$9.63	$11.22	$11.65	$11.33	$10.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39	0.28	0.26	0.32	0.35
Net realized and unrealized gain (loss)	0.30	(1.58)	(0.26)	0.94	0.58
Total from Investment Operations	0.69	(1.30)	0.00 (b)	1.26	0.93
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.28)	(0.26)	(0.32)	(0.36)
Net realized capital gains	—	(0.01)	(0.17)	(0.62)	(0.01)
Total Distributions	(0.40)	(0.29)	(0.43)	(0.94)	(0.37)
Net asset value, end of the period	$9.92	$9.63	$11.22	$11.65	$11.33
Total return(c)(d)	7.34%	(11.62)%	0.07%	11.41%	8.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$717,999	$641,311	$793,271	$872,976	$772,485
Net expenses(e)	0.74%	0.75%(f)	0.75%	0.76%(g)	0.77%(h)
Gross expenses	0.81%	0.80%	0.79%	0.80%	0.81%
Net investment income	4.04%	2.71%	2.24%	2.73%	3.10%
Portfolio turnover rate	25%	31%	27%	70%(i)	44%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2022, the expense limit decreased from 0.75% to 0.74%.
(g)	Effective July 1, 2020, the expense limit decreased from 0.76% to 0.75%.
(h)	Effective July 1, 2019, the expense limit decreased from 0.78% to 0.76%.
(i)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
See accompanying notes to financial statements.
| 80

Financial Highlights (continued)
For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$9.51	$11.07	$11.51	$11.20	$10.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.20	0.17	0.23	0.26
Net realized and unrealized gain (loss)	0.29	(1.55)	(0.26)	0.93	0.58
Total from Investment Operations	0.60	(1.35)	(0.09)	1.16	0.84
LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.20)	(0.18)	(0.23)	(0.28)
Net realized capital gains	—	(0.01)	(0.17)	(0.62)	(0.01)
Total Distributions	(0.33)	(0.21)	(0.35)	(0.85)	(0.29)
Net asset value, end of the period	$9.78	$9.51	$11.07	$11.51	$11.20
Total return(b)(c)	6.43%	(12.26)%	(0.70)%	10.61%	7.94%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$68,821	$56,520	$80,099	$132,606	$204,395
Net expenses(d)	1.49%	1.50%(e)	1.50%	1.51%(f)	1.52%(g)
Gross expenses	1.56%	1.55%	1.54%	1.55%	1.56%
Net investment income	3.29%	1.94%	1.50%	2.01%	2.35%
Portfolio turnover rate	25%	31%	27%	70%(h)	44%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 1.50% to 1.49%.
(f)	Effective July 1, 2020, the expense limit decreased from 1.51% to 1.50%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.53% to 1.51%.
(h)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
See accompanying notes to financial statements.
81 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$9.64	$11.22	$11.65	$11.33	$10.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.31	0.29	0.35	0.38
Net realized and unrealized gain (loss)	0.29	(1.57)	(0.25)	0.94	0.58
Total from Investment Operations	0.71	(1.26)	0.04	1.29	0.96
LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.31)	(0.30)	(0.35)	(0.40)
Net realized capital gains	—	(0.01)	(0.17)	(0.62)	(0.01)
Total Distributions	(0.43)	(0.32)	(0.47)	(0.97)	(0.41)
Net asset value, end of the period	$9.92	$9.64	$11.22	$11.65	$11.33
Total return	7.55%(b)	(11.26)%(b)	0.37%(b)	11.74%(b)	9.11%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$1,496,893	$1,348,621	$1,473,020	$1,188,772	$1,367,172
Net expenses	0.44%(c)	0.45%(c)(d)	0.45%(c)	0.46%(c)(e)	0.47%(f)
Gross expenses	0.47%	0.47%	0.47%	0.47%	0.47%
Net investment income	4.32%	3.02%	2.53%	3.04%	3.40%
Portfolio turnover rate	25%	31%	27%	70%(g)	44%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2022, the expense limit decreased from 0.45% to 0.44%.
(e)	Effective July 1, 2020, the expense limit decreased from 0.46% to 0.45%.
(f)	Effective July 1, 2019, the expense limit decreased from 0.48% to 0.46%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
See accompanying notes to financial statements.
| 82

Financial Highlights (continued)
For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$9.64	$11.22	$11.66	$11.34	$10.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.30	0.29	0.35	0.37
Net realized and unrealized gain (loss)	0.28	(1.56)	(0.27)	0.94	0.59
Total from Investment Operations	0.70	(1.26)	0.02	1.29	0.96
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.31)	(0.29)	(0.35)	(0.39)
Net realized capital gains	—	(0.01)	(0.17)	(0.62)	(0.01)
Total Distributions	(0.42)	(0.32)	(0.46)	(0.97)	(0.40)
Net asset value, end of the period	$9.92	$9.64	$11.22	$11.66	$11.34
Total return(b)	7.50%	(11.31)%	0.24%	11.68%	9.04%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$7,942,477	$4,833,608	$3,920,635	$3,704,948	$3,118,505
Net expenses(c)	0.49%	0.49%(d)	0.50%	0.51%(e)	0.52%(f)
Gross expenses	0.56%	0.55%	0.54%	0.55%	0.56%
Net investment income	4.33%	3.01%	2.49%	2.98%	3.35%
Portfolio turnover rate	25%	31%	27%	70%(g)	44%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2022, the expense limit decreased from 0.50% to 0.49%.
(e)	Effective July 1, 2020, the expense limit decreased from 0.51% to 0.50%.
(f)	Effective July 1, 2019, the expense limit decreased from 0.53% to 0.51%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
See accompanying notes to financial statements.
83 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the year	$9.60	$11.18	$11.62	$11.30	$10.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36	0.25	0.23	0.29	0.32
Net realized and unrealized gain (loss)	0.29	(1.56)	(0.26)	0.94	0.58
Total from Investment Operations	0.65	(1.31)	(0.03)	1.23	0.90
LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.26)	(0.24)	(0.29)	(0.34)
Net realized capital gains	—	(0.01)	(0.17)	(0.62)	(0.01)
Total Distributions	(0.37)	(0.27)	(0.41)	(0.91)	(0.35)
Net asset value, end of the period	$9.88	$9.60	$11.18	$11.62	$11.30
Total return(b)	6.99%	(11.80)%	(0.26)%	11.17%	8.43%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$142,689	$122,710	$139,169	$125,460	$111,439
Net expenses(c)	0.99%	1.00%(d)	1.00%	1.01%(e)	1.02%(f)
Gross expenses	1.06%	1.05%	1.04%	1.05%	1.06%
Net investment income	3.79%	2.47%	1.98%	2.48%	2.85%
Portfolio turnover rate	25%	31%	27%	70%(g)	44%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2022, the expense limit decreased from 1.00% to 0.99%.
(e)	Effective July 1, 2020, the expense limit decreased from 1.01% to 1.00%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.03% to 1.01%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
See accompanying notes to financial statements.
| 84

Financial Highlights (continued)
For a share outstanding throughout each period.

	Strategic Alpha Fund—Class A
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$9.14	$10.34	$10.43	$9.69	$9.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.34	0.26	0.28	0.30
Net realized and unrealized gain (loss)	0.27	(1.20)	(0.15)	0.67	0.04
Total from Investment Operations	0.69	(0.86)	0.11	0.95	0.34
LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.34)	(0.20)	(0.21)	(0.27)
Net asset value, end of the period	$9.34	$9.14	$10.34	$10.43	$9.69
Total return(b)	7.70%(c)	(8.29)%	1.07%	9.97%	3.58%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$17,891	$29,797	$41,765	$36,067	$48,815
Net expenses	1.00%(d)	1.00%	0.97%	0.99%	0.99%
Gross expenses	1.03%	1.00%	0.97%	0.99%	0.99%
Net investment income	4.51%	3.59%	2.45%	2.81%	3.10%
Portfolio turnover rate	38%	46%(e)	218%(e)	498%	414%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows which has continued through 2022.
See accompanying notes to financial statements.
85 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Strategic Alpha Fund—Class C
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$9.13	$10.32	$10.40	$9.66	$9.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35	0.27	0.18	0.21	0.23
Net realized and unrealized gain (loss)	0.26	(1.19)	(0.15)	0.66	0.04
Total from Investment Operations	0.61	(0.92)	0.03	0.87	0.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.27)	(0.11)	(0.13)	(0.19)
Net asset value, end of the period	$9.33	$9.13	$10.32	$10.40	$9.66
Total return(b)	6.77%(c)	(8.90)%	0.30%	9.12%	2.87%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$2,531	$3,309	$4,266	$8,962	$16,337
Net expenses	1.75%(d)	1.75%	1.73%	1.74%	1.73%(e)
Gross expenses	1.78%	1.75%	1.73%	1.74%	1.74%
Net investment income	3.81%	2.84%	1.68%	2.14%	2.33%
Portfolio turnover rate	38%	46%(f)	218%(f)	498%	414%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows which has continued through 2022.
See accompanying notes to financial statements.
| 86

Financial Highlights (continued)
For a share outstanding throughout each period.

	Strategic Alpha Fund—Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$9.12	$10.32	$10.41	$9.67	$9.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44	0.37	0.29	0.31	0.33
Net realized and unrealized gain (loss)	0.27	(1.19)	(0.15)	0.67	0.04
Total from Investment Operations	0.71	(0.82)	0.14	0.98	0.37
LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.38)	(0.23)	(0.24)	(0.30)
Net asset value, end of the period	$9.32	$9.12	$10.32	$10.41	$9.67
Total return	7.94%(b)	(8.00)%	1.38%	10.36%	3.92%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$105,702	$164,264	$484,005	$527,494	$297,300
Net expenses	0.70%(c)	0.69%	0.67%	0.68%	0.67%
Gross expenses	0.71%	0.69%	0.67%	0.68%	0.67%
Net investment income	4.83%	3.81%	2.74%	3.13%	3.39%
Portfolio turnover rate	38%	46%(d)	218%(d)	498%	414%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows which has continued through 2022.
See accompanying notes to financial statements.
87 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Strategic Alpha Fund—Class Y
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$9.12	$10.31	$10.41	$9.67	$9.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44	0.37	0.28	0.30	0.32
Net realized and unrealized gain (loss)	0.26	(1.19)	(0.15)	0.68	0.06
Total from Investment Operations	0.70	(0.82)	0.13	0.98	0.38
LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.37)	(0.23)	(0.24)	(0.30)
Net asset value, end of the period	$9.31	$9.12	$10.31	$10.41	$9.67
Total return	7.90%(b)	(7.97)%	1.32%	10.19%	3.96%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$476,304	$650,242	$930,815	$742,493	$938,271
Net expenses	0.75%(c)	0.75%	0.72%	0.74%	0.74%
Gross expenses	0.78%	0.75%	0.72%	0.74%	0.74%
Net investment income	4.80%	3.83%	2.70%	3.05%	3.33%
Portfolio turnover rate	38%	46%(d)	218%(d)	498%	414%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to a decrease in trading volume and shareholder flows which has continued through 2022.
See accompanying notes to financial statements.
| 88

Financial Highlights (continued)
For a share outstanding throughout each period.

	Strategic Income Fund—Class A
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the year	$11.65	$14.19	$14.03	$13.58	$14.25	$14.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57	0.44	0.26	0.10	0.47	0.57
Net realized and unrealized gain (loss)	0.34	(2.24)	0.27	0.63	(0.66)	(0.16)
Total from Investment Operations	0.91	(1.80)	0.53	0.73	(0.19)	0.41
LESS DISTRIBUTIONS FROM:
Net iNet investment income	(0.64)	(0.74)	(0.37)	(0.16)	(0.45)	(0.48)
Net realized capital gains	—	—	—	(0.12)	(0.03)	(0.07)
Total Distributions	(0.64)	(0.74)	(0.37)	(0.28)	(0.48)	(0.55)
Net asset value, end of the period	$11.92	$11.65	$14.19	$14.03	$13.58	$14.25
Total return(b)	8.02%(c)	(12.80)%(c)	3.85%(c)	5.37%(d)	(1.39)%	3.02%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$946,579	$1,067,151	$1,512,939	$1,682,562	$1,683,547	$1,835,813
Net expenses	0.94%(e)(f)	0.95%(e)(g)	0.96%(e)(h)	0.97%(i)	0.97%(j)	0.96%
Gross expenses	1.00%	0.98%	0.97%	0.97%(i)	0.97%	0.96%
Net investment income	4.89%	3.45%	1.85%	2.78%(i)	3.42%	4.03%
Portfolio turnover rate	39%	23%	99%(k)	30%(l)	30%	13%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2023, the expense limit decreased from 0.94% to 0.93%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2022, the expense limit decreased from 0.95% to 0.94%.
(h)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.95%.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Effective July 1, 2020, the expense limit decreased from 1.25% to 1.00%.
(k)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(l)
The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.
89 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Strategic Income Fund—Class C
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the year	$11.80	$14.36	$14.18	$13.72	$14.39	$14.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48	0.34	0.16	0.07	0.38	0.47
Net realized and unrealized gain (loss)	0.35	(2.26)	0.28	0.64	(0.68)	(0.16)
Total from Investment Operations	0.83	(1.92)	0.44	0.71	(0.30)	0.31
LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)	(0.64)	(0.26)	(0.13)	(0.34)	(0.37)
Net realized capital gains	—	—	—	(0.12)	(0.03)	(0.07)
Total Distributions	(0.55)	(0.64)	(0.26)	(0.25)	(0.37)	(0.44)
Net asset value, end of the period	$12.08	$11.80	$14.36	$14.18	$13.72	$14.39
Total return(b)	7.26%(c)	(13.48)%(c)	3.13%(c)	5.17%(d)	(2.18)%	2.27%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$34,212	$52,977	$120,091	$259,780	$277,896	$676,602
Net expenses	1.69%(e)(f)	1.70%(e)(g)	1.71%(e)(h)	1.72%(i)	1.72%(j)	1.71%
Gross expenses	1.75%	1.73%	1.72%	1.72%(i)	1.72%	1.71%
Net investment income	4.09%	2.62%	1.12%	2.04%(i)	2.75%	3.30%
Portfolio turnover rate	39%	23%	99%(k)	30%(l)	30%	13%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2023, the expense limit decreased from 1.69% to 1.68%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2022, the expense limit decreased from 1.70% to 1.69%.
(h)	Effective July 1, 2021, the expense limit decreased from 1.75% to 1.70%.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Effective July 1, 2020, the expense limit decreased from 2.00% to 1.75%.
(k)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(l)
The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.
| 90

Financial Highlights (continued)
For a share outstanding throughout each period.

	Strategic Income Fund—Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the year	$11.63	$14.17	$14.01	$13.57	$14.24	$14.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60	0.47	0.31	0.11	0.52	0.61
Net realized and unrealized gain (loss)	0.34	(2.23)	0.27	0.62	(0.66)	(0.16)
Total from Investment Operations	0.94	(1.76)	0.58	0.73	(0.14)	0.45
LESS DISTRIBUTIONS FROM:
Net investment income	(0.67)	(0.78)	(0.42)	(0.17)	(0.50)	(0.52)
Net realized capital gains	—	—	—	(0.12)	(0.03)	(0.07)
Total Distributions	(0.67)	(0.78)	(0.42)	(0.29)	(0.53)	(0.59)
Net asset value, end of the period	$11.90	$11.63	$14.17	$14.01	$13.57	$14.24
Total return	8.45%(b)	(12.55)%	4.19%	5.39%(c)	(1.06)%	3.37%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$220,360	$220,229	$280,661	$247,697	$212,804	$202,989
Net expenses	0.64%(d)(e)	0.64%(f)	0.65%(g)	0.65%(h)	0.64%(i)	0.63%
Gross expenses	0.66%	0.64%	0.65%	0.65%(h)	0.64%	0.63%
Net investment income	5.20%	3.77%	2.17%	3.13%(h)	3.77%	4.36%
Portfolio turnover rate	39%	23%	99%(j)	30%(k)	30%	13%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 0.64% to 0.63%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2022, the expense limit decreased from 0.65% to 0.64%.
(g)	Effective July 1, 2021, the expense limit decreased from 0.70% to 0.65%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2020, the expense limit decreased from 0.95% to 0.70%.
(j)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(k)
The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.
91 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Strategic Income Fund—Class Y
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the year	$11.63	$14.17	$14.01	$13.56	$14.23	$14.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60	0.47	0.30	0.11	0.51	0.60
Net realized and unrealized gain (loss)	0.34	(2.24)	0.27	0.62	(0.66)	(0.17)
Total from Investment Operations	0.94	(1.77)	0.57	0.73	(0.15)	0.43
LESS DISTRIBUTIONS FROM:
Net investment income	(0.67)	(0.77)	(0.41)	(0.16)	(0.49)	(0.51)
Net realized capital gains	—	—	—	(0.12)	(0.03)	(0.07)
Total Distributions	(0.67)	(0.77)	(0.41)	(0.28)	(0.52)	(0.58)
Net asset value, end of the period	$11.90	$11.63	$14.17	$14.01	$13.56	$14.23
Total return	8.30%(b)	(12.60)%(b)	4.12%(b)	5.44%(c)	(1.14)%	3.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$1,586,092	$1,816,763	$3,058,635	$3,693,954	$3,774,113	$4,316,010
Net expenses	0.69%(d)(e)	0.70%(d)(f)	0.71%(d)(g)	0.72%(h)	0.72%(i)	0.71%
Gross expenses	0.75%	0.73%	0.72%	0.72%(h)	0.72%	0.71%
Net investment income	5.13%	3.68%	2.10%	3.03%(h)	3.68%	4.28%
Portfolio turnover rate	39%	23%	99%(j)	30%(k)	30%	13%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 0.69% to 0.68%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2022, the expense limit decreased from 0.70% to 0.69%.
(g)	Effective July 1, 2021, the expense limit decreased from 0.75% to 0.70%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2020, the expense limit decreased from 1.00% to 0.75%.
(j)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(k)
The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.
| 92

Financial Highlights (continued)
For a share outstanding throughout each period.

	Strategic Income Fund—Admin Class
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the year	$11.60	$14.14	$13.97	$13.53	$14.20	$14.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.54	0.40	0.23	0.09	0.44	0.53
Net realized and unrealized gain (loss)	0.34	(2.23)	0.28	0.62	(0.66)	(0.16)
Total from Investment Operations	0.88	(1.83)	0.51	0.71	(0.22)	0.37
LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)	(0.71)	(0.34)	(0.15)	(0.42)	(0.44)
Net realized capital gains	—	—	—	(0.12)	(0.03)	(0.07)
Total Distributions	(0.61)	(0.71)	(0.34)	(0.27)	(0.45)	(0.51)
Net asset value, end of the period	$11.87	$11.60	$14.14	$13.97	$13.53	$14.20
Total return	7.78%(b)	(13.07)%(b)	3.68%(b)	5.24%(c)	(1.64)%	2.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$66,181	$68,788	$95,250	$105,172	$103,197	$121,903
Net expenses	1.19%(d)(e)	1.20%(d)(f)	1.21%(d)(g)	1.22%(h)	1.22%(i)	1.20%(j)
Gross expenses	1.25%	1.23%	1.22%	1.22%(h)	1.22%	1.20%(j)
Net investment income	4.65%	3.20%	1.60%	2.53%(h)	3.19%	3.80%
Portfolio turnover rate	39%	23%	99%(k)	30%(l)	30%	13%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 1.19% to 1.18%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2022, the expense limit decreased from 1.20% to 1.19%.
(g)	Effective July 1, 2021, the expense limit decreased from 1.25% to 1.20%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2020, the expense limit decreased from 1.50% to 1.25%.
(j)	Includes refund of prior year service fee of 0.01%.
(k)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(l)
The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.
93 |

Notes to Financial Statements
December 31, 2023
1.Organization.  Loomis Sayles Funds II and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:
Loomis Sayles Funds II:
Loomis Sayles High Income Fund (“High Income Fund”)
Loomis Sayles Investment Grade Bond Fund (“Investment Grade Bond Fund”)
Loomis Sayles Strategic Income Fund (“Strategic Income Fund”)
Natixis Funds Trust II:
Loomis Sayles Strategic Alpha Fund (“Strategic Alpha Fund”)
Each Fund is a diversified investment company.
Each Fund offers Class A, Class C, Class N and Class Y shares. In addition, Investment Grade Bond Fund and Strategic Income Fund also offer Admin Class shares.
Class A shares are sold with a maximum front-end sales charge of 4.25% for each Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.
Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fee applicable to Class A, Class C and Admin Class) and transfer agent fees are borne collectively for Class A, Class C, Class Y and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.
2.Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds' financial statements.
a. Valuation. Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Domestic, exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price.
| 94

Notes to Financial Statements (continued)
December 31, 2023
Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value (“NAV”) per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations (“CLOs”) are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and CLOs where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service. Bilateral credit default swaps are fair valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are fair valued based on prices supplied by an independent pricing source. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.
The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s NAV is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
b. Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For payment-in-kind securities, income received in-kind is reflected as an increase to the principal and cost basis of the securities. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.
c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.
95 |

Notes to Financial Statements (continued)
December 31, 2023
Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.
The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.
For the year ended December 31, 2023, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Strategic Alpha Fund	$4,501,178
Strategic Income Fund	309,532
The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.
d. Forward Foreign Currency Contracts. A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund's Portfolio of Investments.
e. Futures Contracts. A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
| 96

Notes to Financial Statements (continued)
December 31, 2023
f. Option Contracts. A Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.
When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.
Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. Option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.
g. Swap Agreements. A Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.
Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a
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party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. Swap agreements outstanding at the end of the period, if any, are listed in each applicable Fund's Portfolio of Investments.
h. Swaptions.  A Fund may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.
When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.
When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.
OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption. Swaptions outstanding at the end of the period, if any, are listed in each applicable Fund's Portfolio of Investments.
i. Due from Brokers. Transactions and positions in certain options and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for High Income Fund represents cash pledged as initial margin for centrally cleared swap agreements. The due from brokers balance in the Statements of Assets and Liabilities for Investment Grade Bond Fund and Strategic Income Fund represents cash pledged as initial margin for closed centrally cleared swap agreements. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for options and as initial margin for centrally cleared swap agreements. In certain circumstances the Funds’ use of cash, securities and/ or foreign currency held at brokers is restricted by regulation or broker mandated limits.
j. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2023 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.
A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are
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reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.
k. Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, paydown gains and losses, defaulted and/or non-income producing securities, convertible bond adjustments, corporate actions, foreign currency gains and losses, deferred Trustees’ fees, return of capital distributions received, capital gain distributions received, swap contracts adjustments and trust preferred securities. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted and/or non-income producing securities, swap contracts adjustments, wash sales, futures contract mark-to-market, return of capital distributions received, capital gain distributions received, trust preferred securities, perpetual bond adjustments, corporate actions, convertible bond adjustments, forward foreign currency contract mark-to-market, paydown gains and losses, straddle loss deferral adjustments and options contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.
The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2023 and 2022 was as follows:
	2023 Distributions			2022 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$4,118,403	$—	$4,118,403	$7,407,552	$—	$7,407,552
Investment Grade Bond Fund	379,102,057	—	379,102,057	188,970,523	7,848,660	196,819,183
Strategic Alpha Fund	38,213,893	—	38,213,893	39,676,475	—	39,676,475
Strategic Income Fund	167,988,200	—	167,988,200	228,733,887	—	228,733,887
Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.
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As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Undistributed ordinary income	$8,418	$1,957,722	$—	$2,082,987
Capital loss carryforward:
Short-term:
No expiration date	(3,170,351)	(53,411,433)	(8,887,335)	(45,797,214)
Long-term:
No expiration date	(19,193,055)	(120,401,285)	(46,273,687)	(378,057,263)
Total capital loss carryforward	(22,363,406)	(173,812,718)	(55,161,022)	(423,854,477)
Late-year ordinary and post-October capital loss deferrals*	—	—	(186,191)	—
Unrealized depreciation	(11,582,407)	(238,392,962)	(107,832,783)	(459,223,009)
Total accumulated losses	$(33,937,395)	$(410,247,958)	$(163,179,996)	$(880,994,499)

*
Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after
October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Strategic Alpha Fund is deferring foreign currency losses.

As of December 31, 2023, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:
	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Unrealized appreciation (depreciation)
Investments	$(11,582,412)	$(238,392,962)	$(95,598,515)	$(459,398,073)
Foreign currency translations	5	—	(12,234,268)	175,064
Total unrealized depreciation	(11,582,407)	(238,392,962)	(107,832,783)	(459,223,009)
As of December 31, 2023, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:
	High Income Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Federal tax cost	$56,996,459	$10,547,437,660	$691,687,648	$3,291,864,724
Gross tax appreciation	$661,611	$174,984,686	$11,328,801	$60,804,465
Gross tax depreciation	(12,244,023)	(413,377,648)	(119,183,030)	(520,047,198)
Net tax depreciation	$(11,582,412)	$(238,392,962)	$(107,854,229)	$(459,242,733)
The difference between these amounts and those reported in the preceding table, if any, are primarily attributable to foreign currency mark-to-market.
l. Senior Loans. A Fund’s investment in senior loans may be to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized
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settlement schedule applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.
m. Loan Participations. A Fund’s investment in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.
n. Collateralized Loan Obligations. A Fund may invest in CLOs. A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.
o. Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2023, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.
p. When-Issued and Delayed Delivery Transactions. A Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.
Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party.
Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.
There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2023.
q. Stripped Securities. A Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities outstanding at the end of the period, if any, are listed in each applicable Fund's Portfolio of Investments.
r. Unfunded Loan Commitments. A Fund may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statements of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Fund's NAV as if the Fund had created a degree of leverage in the
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portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments. Unfunded loan commitments outstanding at the end of the period, if any, are listed in each applicable Fund's Portfolio of Investments.
s. Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
t. New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (“FASB”) issued ASU 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”) in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which was expected to occur no later than June 30, 2023. In January 2021, FASB issued Accounting Standard Update 2021-01 (“ASU 2021-01”), which is an update of ASU 2020-04. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation than LIBOR. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. In December 2022, FASB issued a further update to Topic 848 under ASU 2022-06, which defers the sunset date of Topic 848 to December 31, 2024, after which entities will no longer be permitted to apply the optional expedients provided in Topic 848. As of June 30, 2023, LIBOR had ceased to be published on a representative basis, and will be replaced by an alternative reference rate at the next reset date subsequent to June 30, 2023 for all investments for which LIBOR is the current reference rate. Management has elected to apply the optional expedients when appropriate and account for such modifications by prospectively adjusting the effective interest rate. There is no material impact to the Funds' financial statements.
u. Regulatory Update. Effective January 24, 2023, the SEC adopted a release (the “Release”) containing rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. In addition to the removal of financial statements from the new tailored shareholder reports, the Release requires mandatory mailing of the reports, unless a shareholder specifically opts out and chooses electronic delivery. The Release also requires that the new tailored shareholder reports be no longer than 2-4 pages, include only a single share class of a single fund, and use a broad-based securities market index for performance comparison purposes. Management is evaluating the impact of the Release on the content of the current shareholder report and newly created tailored shareholder reports and expects to meet the required compliance date of July 24, 2024.
3.Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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The Funds' pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Funds' investments as of December 31, 2023, at value:
High Income Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$102,528	$—	$102,528
Non-Agency Commercial Mortgage-Backed Securities	—	708,624	107,108	815,732
All Other Non-Convertible Bonds(a)	—	39,225,545	—	39,225,545
Total Non-Convertible Bonds	—	40,036,697	107,108	40,143,805
Convertible Bonds(a)	—	1,716,901	—	1,716,901
Total Bonds and Notes	—	41,753,598	107,108	41,860,706
Senior Loans(a)	—	1,365,205	—	1,365,205
Collateralized Loan Obligations	—	469,289	—	469,289
Preferred Stocks(a)	143,165	—	—	143,165
Common Stocks(a)	62,119	—	—	62,119
Warrants	—	—	—	—
Other Investments(a)	—	—	—	—
Short-Term Investments	—	1,483,400	—	1,483,400
Total Investments	205,284	45,071,492	107,108	45,383,884
Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	30,163	—	30,163
Total	$205,284	$45,101,655	$107,108	$45,414,047

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
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Notes to Financial Statements (continued)
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Investment Grade Bond Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$7,768,772,611	$—	$7,768,772,611
Collateralized Loan Obligations	—	315,890,526	—	315,890,526
Senior Loans(a)	—	35,935,485	—	35,935,485
Preferred Stocks(a)	22,905,426	—	—	22,905,426
Short-Term Investments	—	2,165,540,650	—	2,165,540,650
Total Investments	22,905,426	10,286,139,272	—	10,309,044,698
Futures Contracts (unrealized appreciation)	168,027,113	—	—	168,027,113
Total	$190,932,539	$10,286,139,272	$—	$10,477,071,811

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(55,488,913)	$—	$—	$(55,488,913)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Strategic Alpha Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$36,881,245	$40,417	$36,921,662
Non-Agency Commercial Mortgage-Backed Securities	—	32,955,504	1,528,640	34,484,144
All Other Non-Convertible Bonds(a)	—	390,587,154	—	390,587,154
Total Non-Convertible Bonds	—	460,423,903	1,569,057	461,992,960
Convertible Bonds(a)	—	26,016,130	—	26,016,130
Total Bonds and Notes	—	486,440,033	1,569,057	488,009,090
Collateralized Loan Obligations	—	54,639,531	—	54,639,531
Senior Loans(a)	—	20,640,810	—	20,640,810
Common Stocks(a)	12,783,448	—	—	12,783,448
Preferred Stocks(a)	1,412,355	—	—	1,412,355
Other Investments(a)	—	—	—	—
Short-Term Investments	—	9,120,320	—	9,120,320
Purchased Options(a)	86,774	—	—	86,774
Total Investments	14,282,577	570,840,694	1,569,057	586,692,328
Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	731,048	—	731,048
Forward Foreign Currency Contracts (unrealized appreciation)	—	14,693	—	14,693
Futures Contracts (unrealized appreciation)	4,340,885	—	—	4,340,885
Total	$18,623,462	$571,586,435	$1,569,057	$591,778,954

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(219,398)	$—	$—	$(219,398)
| 104

Notes to Financial Statements (continued)
December 31, 2023
Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	$—	$(2,975,977)	$—	$(2,975,977)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(312,173)	—	(312,173)
Futures Contracts (unrealized depreciation)	(4,379,864)	—	—	(4,379,864)
Total	$(4,599,262)	$(3,288,150)	$—	$(7,887,412)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Strategic Income Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds(a)	$—	$2,231,364,543	$—	$2,231,364,543
Convertible Bonds(a)	—	205,307,925	—	205,307,925
Municipals(a)	—	53,740,488	—	53,740,488
Total Bonds and Notes	—	2,490,412,956	—	2,490,412,956
Common Stocks
Technology Hardware, Storage & Peripherals	2,843,861	20,060	—	2,863,921
All Other Common Stocks(a)	108,512,357	—	—	108,512,357
Total Common Stocks	111,356,218	20,060	—	111,376,278
Collateralized Loan Obligations	—	110,343,825	—	110,343,825
Preferred Stocks
Convertible Preferred Stocks(a)	28,965,970	—	—	28,965,970
Non-Convertible Preferred Stocks
Office REITs	—	—	1,579,642	1,579,642
Other REITs	—	6,390,560	—	6,390,560
All Other Non-Convertible Preferred Stocks(a)	3,852,551	—	—	3,852,551
Total Non-Convertible Preferred Stocks	3,852,551	6,390,560	1,579,642	11,822,753
Total Preferred Stocks	32,818,521	6,390,560	1,579,642	40,788,723
Senior Loans(a)	—	40,697,464	—	40,697,464
Short-Term Investments	—	39,002,745	—	39,002,745
Total Investments	144,174,739	2,686,867,610	1,579,642	2,832,621,991
Futures Contracts (unrealized appreciation)	47,687,257	—	—	47,687,257
Total	$191,861,996	$2,686,867,610	$1,579,642	$2,880,309,248

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(90,326)	$—	$(90,326)
Futures Contracts (unrealized depreciation)	(19,876,872)	—	—	(19,876,872)
Total	$(19,876,872)	$(90,326)	$—	$(19,967,198)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
105 |

Notes to Financial Statements (continued)
December 31, 2023
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2022 and/or December 31, 2023:
High Income Fund
Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2023
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Non-Agency Commercial Mortgage- Backed Securities	142,115	—	—	(35,007)	—	—	—	—	107,108	(35,007)
Warrants	95	—	—	(95)	—	—	—	—	—	(95)
Other Investments
Aircraft ABS	6,825	—	—	(6,825)	—	—	—	—	—	(6,825)
Total	$149,035	$—	$—	$(41,927)	$—	$—	$—	$—	$107,108	$(41,927)

Strategic Alpha Fund
Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2023
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$(3,072)	$6,770	$—	$(131,055)	$167,774	$—	$40,417	$6,770
Non-Agency Commercial Mortgage- Backed Securities	1,992,567	—	—	(463,927)	—	—	—	—	1,528,640	(463,927)
Other Investments
Aircraft ABS	61,425	—	—	(61,425)	—	—	—	—	—	(61,425)
Total	$2,053,992	$—	$(3,072)	$(518,582)	$—	$(131,055)	$167,774	$—	$1,569,057	$(518,582)
Debt securities valued at $167,774 were transferred from Level 2 to Level 3 during the period ended December 31, 2023. At December 31, 2022, these securities were fair valued based on evaluated bids furnished to the Fund by an independent pricing service
| 106

Notes to Financial Statements (continued)
December 31, 2023
in accordance with the Fund's valuation policies. At December 31, 2023, these securities were fair valued as determined by the Fund's valuation designee as an independent pricing service did not provide a reliable price for the securities.
Strategic Income Fund
Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2023
Bonds and Notes
Non-Convertible Bonds
Property & Casualty Insurance	$1,251,000	$—	$—	$—	$—	$—	$—	$(1,251,000)	$—	$—
Preferred Stocks
Non-Convertible Preferred Stocks
Office REITs	1,651,680	—	—	(72,038)	—	—	—	—	1,579,642	(72,038)
Total	$2,902,680	$—	$—	$(72,038)	$—	$—	$—	$(1,251,000)	$1,579,642	$(72,038)
A debt security valued at $1,251,000 was transferred from Level 3 to Level 2 during the period ended December 31, 2023. At December 31, 2022, this security was fair valued as determined by the Fund's valuation designee as an independent pricing service was unable to price the security. At December 31, 2023, this security was fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund's valuation policies.
4.Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.
The Funds are subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Funds may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Funds may also use credit default swaps, as a protection seller, to gain investment exposure. During the year ended December 31, 2023, High Income Fund, Strategic Alpha Fund and Strategic Income Fund engaged in credit default swap agreements (as a protection seller) to gain investment exposure. Strategic Alpha Fund also engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.
Strategic Alpha Fund and Strategic Income Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended December 31, 2023, the Funds engaged in forward foreign currency contracts for hedging purposes and Strategic Alpha Fund also engaged in forward foreign currency contracts to gain exposure to foreign currencies.
Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Funds may also use futures contracts and interest rate swap agreements to gain investment exposure. During the year ended December 31, 2023, Strategic Alpha Fund engaged in futures contracts (including options on futures) and interest rate swap agreements for hedging purposes, yield
107 |

Notes to Financial Statements (continued)
December 31, 2023
curve management and to manage duration and interest rate swap agreements to gain investment exposure. During the year ended December 31, 2023, Investment Grade Bond Fund and Strategic Income Fund used futures contracts to manage duration.
Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. During the year ended December 31, 2023, the Fund engaged in option contracts for hedging purposes and to gain investment exposure.
The following is a summary of derivative instruments for High Income Fund as of December 31, 2023, as reflected within the Statements of Assets and Liabilities:
Assets	Swap agreements at value[1]
Exchange-traded/cleared asset derivatives
Credit contracts	$25,242

[1]
Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid
(received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received)
for bilateral swap agreements are reported within the Statements of Assets and Liabilities. Only the current day’s variation margin on centrally cleared swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for High Income Fund during the year ended December 31, 2023, as reflected within the Statements of Operations were as follows:
Net Realized Gain (Loss) on:	Swap agreements
Credit contracts	$90,932

Net Change in Unrealized Appreciation (Depreciation) on:	Swap agreements
Credit contracts	$(16,136)
The following is a summary of derivative instruments for Investment Grade Bond Fund as of December 31, 2023, as reflected within the Statements of Assets and Liabilities:
Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$168,027,113

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(55,488,913)

1
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

| 108

Notes to Financial Statements (continued)
December 31, 2023
Transactions in derivative instruments for Investment Grade Bond Fund during the year ended December 31, 2023, as reflected within the Statements of Operations were as follows:
Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(160,953,007)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$121,060,854
The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2023, as reflected within the Statements of Assets and Liabilities:
Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$—	$14,693	$—	$—	$14,693
Exchange-traded/cleared asset derivatives
Interest rate contracts	86,774	—	4,340,885	732,523	5,160,182
Total asset derivatives	$86,774	$14,693	$4,340,885	$732,523	$5,174,875

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(312,173)	$—	$—	$(312,173)
Exchange-traded/cleared liability derivatives
Interest rate contracts	(182,524)	—	(4,379,864)	—	(4,562,388)
Credit contracts	—	—	—	(3,642,320)	(3,642,320)
Equity contracts	(36,874)	—	—	—	(36,874)
Total exchange-traded/cleared liability derivatives	$(219,398)	$—	$(4,379,864)	$(3,642,320)	$(8,241,582)
Total liability derivatives	$(219,398)	$(312,173)	$(4,379,864)	$(3,642,320)	$(8,553,755)

1	Represents purchased options, at value.
2
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

3
Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid
(received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received)
for bilateral swap agreements are reported within the Statements of Assets and Liabilities. Only the current day’s variation margin on centrally cleared swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

109 |

Notes to Financial Statements (continued)
December 31, 2023
Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2023, as reflected within the Statements of Operations were as follows:
Net Realized Gain (Loss) on:	Investments[1]	Forward foreign currency contracts	Futures contracts	Options written	Swap agreements
Interest rate contracts	$—	$—	$4,372,628	$137,686	$(12,218)
Foreign exchange contracts	—	(176,365)	—	—	—
Credit contracts	—	—	—	—	(5,236,375)
Equity contracts	1,701,612	—	—	(1,014,272)	—
Total	$1,701,612	$(176,365)	$4,372,628	$(876,586)	$(5,248,593)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[1]	Forward foreign currency contracts	Futures contracts	Options written	Swap agreements
Interest rate contracts	$(45,683)	$—	$(379,831)	$—	$(516,890)
Foreign exchange contracts	—	88,128	—	—	—
Credit contracts	—	—	—	—	(771,487)
Equity contracts	—	—	—	(24,399)	—
Total	$(45,683)	$88,128	$(379,831)	$(24,399)	$(1,288,377)

1	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.
The following is a summary of derivative instruments for Strategic Income Fund as of December 31, 2023, as reflected within the Statements of Assets and Liabilities:
Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$47,687,257

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(90,326)	$—	$(90,326)
Exchange-traded liability derivatives
Interest rate contracts	—	(19,876,872)	(19,876,872)
Total liability derivatives	$(90,326)	$(19,876,872)	$(19,967,198)

1
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

| 110

Notes to Financial Statements (continued)
December 31, 2023
Transactions in derivative instruments for Strategic Income Fund during the year ended December 31, 2023, as reflected within the Statements of Operations were as follows:
Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts	Swap agreements
Interest rate contracts	$—	$(38,830,084)	$—
Foreign exchange contracts	(64,988)	—	—
Credit contracts	—	—	1,521,476
Total	$(64,988)	$(38,830,084)	$1,521,476

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts	Swap agreements
Interest rate contracts	$—	$29,780,422	$—
Foreign exchange contracts	(90,326)	—	—
Credit contracts	—	—	(1,408,729)
Total	$(90,326)	$29,780,422	$(1,408,729)
As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.
The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for High Income Fund, Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2023:
High Income Fund	Credit Default Swaps
Average Notional Amount Outstanding	0.42%
Highest Notional Amount Outstanding	2.02%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2023	0.93%

Investment Grade Bond Fund	Futures
Average Notional Amount Outstanding	49.71%
Highest Notional Amount Outstanding	84.89%
Lowest Notional Amount Outstanding	31.06%
Notional Amount Outstanding as of December 31, 2023	84.89%

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	3.85%	51.26%	9.58%	2.44%
Highest Notional Amount Outstanding	7.27%	135.80%	12.65%	2.99%
Lowest Notional Amount Outstanding	2.65%	22.92%	7.62%	2.17%
Notional Amount Outstanding as of December 31, 2023	3.61%	91.25%	10.08%	2.99%
111 |

Notes to Financial Statements (continued)
December 31, 2023

Strategic Income Fund	Forwards	Futures	Credit Default Swaps
Average Notional Amount Outstanding	0.23%	35.02%	0.09%
Highest Notional Amount Outstanding	0.32%	80.38%	0.00%
Lowest Notional Amount Outstanding	0.00%	9.06%	0.00%
Notional Amount Outstanding as of December 31, 2023	0.32%	80.38%	0.00%
Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.
The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2023:
Strategic Alpha Fund	Call Options Written*	Put Options Purchased*	Put Options Written*
Average Market Value of Underlying Instruments	1.89%	5.80%	5.36%
Highest Market Value of Underlying Instruments	12.08%	67.38%	67.38%
Lowest Market Value of Underlying Instruments	0.39%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2023	7.42%	6.92%	0.00%

*	Market value of underlying instruments is determined by multiplying option shares by the price of the option’s underlying security.
Amounts outstanding at the end of the prior period, if applicable, are included in the average amount outstanding.
Over-the-counter derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds' ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.
As of December 31, 2023, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:
Strategic Alpha Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Goldman Sachs International	$14,693	$(14,693)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America N.A.	$(64,722)	$—	$(64,722)	$—	$(64,722)
Barclays Bank PLC	(82,968)	—	(82,968)	—	(82,968)
BNP Paribas SA	(137,853)	—	(137,853)	—	(137,853)
Goldman Sachs International	(26,630)	14,693	(11,937)	—	(11,937)
	$(312,173)	$14,693	$(297,480)	$—	$(297,480)
| 112

Notes to Financial Statements (continued)
December 31, 2023

Strategic Income Fund
Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America N.A.	$(90,326)	$—	$(90,326)	$—	$(90,326)
The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank and Trust Company (“State Street Bank”).
Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund.
5.Purchases and Sales of Securities. For the year ended December 31, 2023, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:
	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$913,650	$2,299,402	$22,091,509	$90,902,580
Investment Grade Bond Fund	323,457,420	421,912,750	3,709,679,766	1,250,651,273
Strategic Alpha Fund	72,749,950	92,515,652	190,734,900	404,209,481
Strategic Income Fund	279,589,857	497,613,751	849,964,205	1,112,977,683
6.Management Fees and Other Transactions with Affiliates.
a. Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.
Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:
Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.05 billion	Next $750 million	Next $13 billion	Next $10 billion	Over $25 billion
High Income Fund	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Investment Grade Bond Fund	0.40%	0.40%	0.40%	0.40%	0.38%	0.38%
Strategic Alpha Fund	0.60%	0.60%	0.55%	0.55%	0.55%	0.55%
Strategic Income Fund	0.64%	0.59%	0.59%	0.54%	0.54%	0.53%
113 |

Notes to Financial Statements (continued)
December 31, 2023
Prior to July 1, 2023, High Income Fund and Strategic Income Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:
Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.05 billion	Next $750 million	Next $13 billion	Next $10 billion	Over $25 billion
High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Strategic Income Fund	0.65%	0.60%	0.60%	0.55%	0.54%	0.53%
Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2024 except for High Income Fund and Strategic Income Fund which is in effect until April 30, 2025, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.
For the year ended December 31, 2023, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	0.95%	1.70%	0.65%	0.70%	— %
Investment Grade Bond Fund	0.74%	1.49%	0.44%	0.49%	0.99%
Strategic Alpha Fund	1.00%	1.75%	0.70%	0.75%	— %
Strategic Income Fund	0.93%	1.68%	0.63%	0.68%	1.18%
Prior to July 1, 2023, the expense limits as a percentage of average daily net assets under the expense limitation agreements for High Income Fund and Strategic Income Fund were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	1.00%	1.75%	0.70%	0.75%	— %
Strategic Income Fund	0.94%	1.69%	0.64%	0.69%	1.19%
Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
| 114

Notes to Financial Statements (continued)
December 31, 2023
For year ended December 31, 2023, the management fees and waivers of management fees for each Fund were as follows:
	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
High Income Fund	$332,827	$244,170	$88,657	0.58%	0.15%
Investment Grade Bond Fund	34,166,102	5,251,753	28,914,349	0.40%	0.34%
Strategic Alpha Fund	4,429,769	213,189	4,216,580	0.60%	0.57%
Strategic Income Fund	17,579,531	1,897,037	15,682,494	0.58%	0.52%

[1]	Management fee waivers are subject to possible recovery until December 31, 2024.
No expenses were recovered for any of the Funds during the year ended December 31, 2023 under the terms of the expense limitation agreements.
b. Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution"), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.
Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Investment Grade Bond Fund and Strategic Income Fund have adopted a Distribution Plan relating to their Admin Class shares (the “Admin Class Plans”).
Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.
Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.
Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.
Under the Admin Class Plans, Investment Grade Bond Fund and Strategic Income Fund pay Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.
In addition, the Admin Class shares of Investment Grade Bond Fund and Strategic Income Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.
For the year ended December 31, 2023, the service and distribution fees for each Fund were as follows:
	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
High Income Fund	$42,422	$2,518	$—	$7,555	$—
Investment Grade Bond Fund	1,688,026	155,727	320,477	467,181	320,477
Strategic Alpha Fund	60,591	6,774	—	20,321	—
Strategic Income Fund	2,520,093	105,221	166,275	315,663	166,275
c. Administrative Fees. Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis
115 |

Notes to Financial Statements (continued)
December 31, 2023
Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.
For the year ended December 31, 2023, the administrative fees for each Fund were as follows:
Fund	Administrative Fees
High Income Fund	$26,568
Investment Grade Bond Fund	3,956,030
Strategic Alpha Fund	341,981
Strategic Income Fund	1,400,053
d. Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.
For the year ended December 31, 2023, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:
Fund	Sub-Transfer Agent Fees
High Income Fund	$35,252
Investment Grade Bond Fund	5,602,002
Strategic Alpha Fund	437,123
Strategic Income Fund	2,320,154
As of December 31, 2023, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):
Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$270
Investment Grade Bond Fund	67,542
Strategic Alpha Fund	4,780
Strategic Income Fund	25,656
Sub-transfer agent fees attributable to Class A, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.
e. Commissions. Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2023 were as follows:
Fund	Commissions
High Income Fund	$624
Investment Grade Bond Fund	68,355
Strategic Alpha Fund	2,371
Strategic Income Fund	18,306
| 116

Notes to Financial Statements (continued)
December 31, 2023
f. Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.
Effective January 1, 2024, the Chairperson of the Board of Trustees will receive a retainer fee at the annual rate of $385,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $225,000. Each Independent Trustee will receive a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person. The chairperson of the Contract Review Committee and the chairperson of the Audit Committee each will receive an additional retainer fee at the annual rate of $25,000. All other Trustees fees will remain unchanged.
A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.
Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.
g. Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to High Income Fund to reimburse any and all transfer agency expenses for the Fund's Class N shares. This undertaking is in effect through April 30, 2024 and is not subject to recovery under the expense limitation agreement described above.
For the year ended December 31, 2023, Natixis Advisors reimbursed High Income Fund $1,047 for transfer agency expenses related to Class N shares.
h. Affiliated Ownership. As of December 31, 2023, the percentage of each Fund’s net assets owned by affiliates is as follows:
	Natixis	Retirement Plan
High Income Fund	7.27%	— %
Investment Grade Bond Fund	— %	0.08%
Investment activities of affiliated shareholders could have material impacts on the Fund.
7.Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.
117 |

Notes to Financial Statements (continued)
December 31, 2023
For the year ended December 31, 2023 the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):
	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	$16,501	$997	$1,047	$41,424	$—
Investment Grade Bond Fund	552,476	50,996	7,914	5,277,318	104,916
Strategic Alpha Fund	19,199	2,142	2,089	459,801	—
Strategic Income Fund	904,591	37,835	2,743	1,515,890	59,661
8.Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a syndicated, revolving, committed, unsecured line of credit with State Street Bank as administrative agent. The aggregate revolving commitment amount is $575,000,000. Any one Fund may borrow up to $402,500,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $575,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.
Prior to April 6, 2023, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate did not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.
For the year ended December 31, 2023, none of the Funds had borrowings under this agreement.
9.Risk. The Funds’ investments in foreign securities, as applicable, may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Geopolitical events (such as trading halts, sanctions or wars) could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These, and other related events, could significantly impact a Fund's performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to issuers in the country or countries involved.
10.Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2023, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:
Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6h)	Total Percentage of Ownership
High Income Fund	1	29.42%	7.27%	36.69%
Strategic Alpha Fund	2	19.75%	—	19.75%
Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are
| 118

Notes to Financial Statements (continued)
December 31, 2023
included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.
11.Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	306,032	$1,067,932	1,722,338	$6,259,813
Issued in connection with the reinvestment of distributions	321,597	1,120,237	236,475	869,986
Redeemed	(1,580,015)	(5,494,862)	(1,262,111)	(4,688,427)
Net change	(952,386)	$(3,306,693)	696,702	$2,441,372
Class C
Issued from the sale of shares	16,682	$58,103	81,001	$295,199
Issued in connection with the reinvestment of distributions	13,573	47,529	11,401	42,287
Redeemed	(155,457)	(547,251)	(172,520)	(656,278)
Net change	(125,202)	$(441,619)	(80,118)	$(318,792)
Class N
Issued from the sale of shares	8,277	$29,269	11,783	$43,666
Issued in connection with the reinvestment of distributions	3,146	10,957	1,742	6,400
Redeemed	(617)	(2,157)	(317)	(1,187)
Net change	10,806	$38,069	13,208	$48,879
Class Y
Issued from the sale of shares	1,888,911	$6,708,806	15,154,075	$60,435,670
Issued in connection with the reinvestment of distributions	682,486	2,379,629	982,330	3,614,206
Redeemed	(22,464,868)	(80,345,925)	(12,813,646)	(48,643,668)
Net change	(19,893,471)	$(71,257,490)	3,322,759	$15,406,208
Increase (decrease) from capital share transactions	(20,960,253)	$(74,967,733)	3,952,551	$17,577,667
119 |

Notes to Financial Statements (continued)
December 31, 2023
11.Capital Shares (continued).

	Year Ended December 31, 2023		Year Ended December 31, 2022
Investment Grade Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	25,396,146	$246,567,507	15,784,832	$157,415,568
Issued in connection with the reinvestment of distributions	2,264,608	21,815,546	1,516,060	15,218,475
Redeemed	(21,822,384)	(209,544,718)	(21,470,097)	(218,163,158)
Net change	5,838,370	$58,838,335	(4,169,205)	$(45,529,115)
Class C
Issued from the sale of shares	3,184,655	$30,498,673	2,006,302	$19,429,909
Issued in connection with the reinvestment of distributions	209,731	1,993,258	124,380	1,234,946
Redeemed	(2,302,311)	(21,957,456)	(3,420,390)	(34,069,845)
Net change	1,092,075	$10,534,475	(1,289,708)	$(13,404,990)
Class N
Issued from the sale of shares	91,924,554	$885,815,955	48,529,515	$490,256,225
Issued in connection with the reinvestment of distributions	5,076,986	48,937,064	4,084,214	40,970,231
Redeemed	(86,022,542)	(837,693,684)	(43,974,606)	(443,131,271)
Net change	10,978,998	$97,059,335	8,639,123	$88,095,185
Class Y
Issued from the sale of shares	467,964,100	$4,536,504,200	312,218,522	$3,118,482,571
Issued in connection with the reinvestment of distributions	25,929,745	249,724,582	10,979,300	109,867,774
Redeemed	(194,903,390)	(1,871,622,848)	(171,175,077)	(1,725,580,019)
Net change	298,990,455	$2,914,605,934	152,022,745	$1,502,770,326
Admin Class
Issued from the sale of shares	2,991,834	$29,088,850	1,308,463	$13,205,817
Issued in connection with the reinvestment of distributions	515,315	4,946,804	336,224	3,362,150
Redeemed	(1,847,534)	(17,617,451)	(1,315,130)	(13,241,065)
Net change	1,659,615	$16,418,203	329,557	$3,326,902
Increase from capital share transactions	318,559,513	$3,097,456,282	155,532,512	$1,535,258,308
| 120

Notes to Financial Statements (continued)
December 31, 2023
11.Capital Shares (continued).

	Year Ended December 31, 2023		Year Ended December 31, 2022
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	456,338	$4,209,477	790,735	$7,604,611
Issued in connection with the reinvestment of distributions	99,309	909,163	113,177	1,055,866
Redeemed	(1,899,495)	(17,465,791)	(1,683,281)	(15,940,481)
Net change	(1,343,848)	$(12,347,151)	(779,369)	$(7,280,004)
Class C
Issued from the sale of shares	45,444	$418,841	118,937	$1,122,473
Issued in connection with the reinvestment of distributions	11,120	101,827	8,630	80,131
Redeemed	(147,682)	(1,359,697)	(178,261)	(1,704,999)
Net change	(91,118)	$(839,029)	(50,694)	$(502,395)
Class N
Issued from the sale of shares	1,364,528	$12,543,692	7,829,851	$75,848,874
Issued in connection with the reinvestment of distributions	302,868	2,768,620	307,854	2,864,537
Redeemed	(8,330,688)	(76,590,983)	(37,027,196)	(360,872,876)
Net change	(6,663,292)	$(61,278,671)	(28,889,491)	$(282,159,465)
Class Y
Issued from the sale of shares	15,287,147	$140,821,294	34,791,067	$332,916,955
Issued in connection with the reinvestment of distributions	2,964,920	27,064,532	2,762,887	25,702,413
Redeemed	(38,425,804)	(352,610,278)	(56,471,363)	(535,510,682)
Net change	(20,173,737)	$(184,724,452)	(18,917,409)	$(176,891,314)
Decrease from capital share transactions	(28,271,995)	$(259,189,303)	(48,636,963)	$(466,833,178)
121 |

Notes to Financial Statements (continued)
December 31, 2023
11.Capital Shares (continued).

	Year Ended December 31, 2023		Year Ended December 31, 2022
Strategic Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,396,144	$63,165,985	8,678,765	$109,989,319
Issued in connection with the reinvestment of distributions	3,339,258	38,694,621	4,093,782	49,939,363
Redeemed	(20,930,624)	(243,186,741)	(27,767,324)	(347,469,778)
Net change	(12,195,222)	$(141,326,135)	(14,994,777)	$(187,541,096)
Class C
Issued from the sale of shares	344,723	$4,070,984	619,032	$7,749,499
Issued in connection with the reinvestment of distributions	133,724	1,571,614	230,317	2,856,357
Redeemed	(2,137,792)	(25,254,269)	(4,723,388)	(60,569,472)
Net change	(1,659,345)	$(19,611,671)	(3,874,039)	$(49,963,616)
Class N
Issued from the sale of shares	2,056,873	$24,053,872	1,623,182	$20,719,348
Issued in connection with the reinvestment of distributions	1,023,850	11,845,636	1,134,602	13,826,399
Redeemed	(3,497,513)	(40,734,619)	(3,626,974)	(45,975,564)
Net change	(416,790)	$(4,835,111)	(869,190)	$(11,429,817)
Class Y
Issued from the sale of shares	24,750,383	$288,798,152	33,766,614	$425,134,342
Issued in connection with the reinvestment of distributions	5,940,532	68,749,953	8,220,421	100,514,524
Redeemed	(53,605,076)	(622,978,815)	(101,610,881)	(1,269,402,412)
Net change	(22,914,161)	$(265,430,710)	(59,623,846)	$(743,753,546)
Admin Class
Issued from the sale of shares	244,917	$2,861,871	213,005	$2,734,769
Issued in connection with the reinvestment of distributions	296,316	3,419,495	343,699	4,173,218
Redeemed	(894,094)	(10,337,583)	(1,365,053)	(17,168,997)
Net change	(352,861)	$(4,056,217)	(808,349)	$(10,261,010)
Decrease from capital share transactions	(37,538,379)	$(435,259,844)	(80,170,201)	$(1,002,949,085)
| 122

Report of Independent Registered Public Accounting Firm
To the Boards of Trustees of Loomis Sayles Funds II and Natixis Funds Trust II and Shareholders of Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Strategic Income Fund and Loomis Sayles Strategic Alpha Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund (three of the funds constituting Loomis Sayles Funds II) and Loomis Sayles Strategic Alpha Fund (one of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2024
We have served as the auditor of one or more investment companies in Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.
123 |

2023 U.S. Tax Distribution Information to Shareholders (Unaudited)
Corporate Dividends Received Deduction. For the fiscal year ended December 31, 2023, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:
Fund	Qualifying Percentage
High Income Fund	0.08%
Investment Grade Bond Fund	0.65%
Strategic Alpha Fund	1.00%
Strategic Income Fund	2.81%
Qualified Dividend Income. For the fiscal year ended December 31, 2023, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2023, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:
Fund	Qualifying Percentage
High Income Fund	0.65%
Investment Grade Bond Fund	0.63%
Strategic Alpha Fund	1.79%
Strategic Income Fund	3.76%
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Trustee and Officer Information
The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust II, Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds' Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis Funds/Loomis Sayles Funds at 800-225-5478/800-633-3330.
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail); Director, Rue La La (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)
Richard A. Goglia (1951)	Trustee since 2015 Chairperson of the Audit Committee	Retired	51 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as Vice President and treasurer of a defense company and experience at a financial services company)
Martin T. Meehan (1956)	Trustee since 2012 Chairperson of the Governance Committee and Contract Review Committee Member	President, University of Massachusetts	51 None
Significant experience
on the Board and on the
boards of other business
organizations;
experience as President
of the University of
Massachusetts;
government experience
(including as a member
of the U.S. House of
Representatives);
academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Chairperson of the Contract Review Committee	Retired	51 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as President of global sales and marketing at a financial services company)
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Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees − continued
James P. Palermo (1955)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Partner, STEP Partners, LLC (private equity)	51 Director, Candidly (chemicals and biofuels)
Significant experience
on the Board; financial
services industry and
executive experience
(including roles as Chief
Executive Officer of
client management and
asset servicing for a
banking and financial
services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since 2021 Trustee since 2009 Ex Officio Member of the Audit Committee, Contract Review Committee and Governance Committee	Retired; formerly, Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist
Peter J. Smail (1952)	Trustee since 2009 Contract Review Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as President and Chief Executive Officer for an investment adviser)
| 126

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees − continued
Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member
Managing Director of
Accordia Partners, LLC
(real estate
development); President
of Primary Corporation
(real estate
development);
Managing Principal of
Merrick Capital
Partners (infrastructure
finance)

51
Advisor/Risk
Management
Committee, Eastern
Bank (bank); Director,
Apartment Investment
and Management
Company (real estate
investment trust);
formerly, Director, Ares
Commercial Real Estate
Corporation (real estate
investment trust)
Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)
Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)
Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	51 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
127 |

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Interested Trustees − continued
David L. Giunta[4] (1965)
Trustee since 2011
President and Chief
Executive Officer of
Natixis Funds Trust I
and
Natixis Funds Trust II
since 2008; President of
Loomis Sayles Funds II
since 2008; Chief
Executive Officer of
Loomis Sayles Funds II
since 2015
		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	51 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]
The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV,
Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]
Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts:  President, Chief
Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]
Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts:  President and Chief
Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

| 128

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
Officers of the Trusts
Matthew J. Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex
Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022
Executive Vice President,
General Counsel and
Secretary, Natixis
Advisors, LLC and Natixis
Distribution, LLC; formerly,
Executive Vice President and
Chief Compliance Officer of
Natixis Investment Managers
(March 2019 – May 2022)
and Senior Vice President and
Head of Compliance, U.S. for
Natixis Investment Managers
(July 2011 – March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]
Each officer of the Trusts serves for an indefinite term in accordance with the Trusts' current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]
Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis
Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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˃To learn more about Natixis Funds products and services:
Visit: im.natixis.com Call:  800-225-5478
Before investing, consider the fund’s investment objectives, risks, charges, and expenses. Visit im.natixis.com or call 800-225-5478 for a prospectus or summary prospectus containing this and other information.
Contact us by mail:
If you wish to communicate with the funds’ Board of Trustees, you may do so by writing to:
Secretary of the Funds
Natixis Advisors, LLC
888 Boylston Street, Suite 800
Boston, MA 02199-8197
The correspondence must (a) be signed by the shareholder; (b) include the shareholder’s name and address; and (c) identify the fund(s), account number, share class, and number of shares held in that fund, as of a recent date.
Or by e-mail:
secretaryofthefunds@natixis.com (Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)
Please note:  Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public personal information in an e-mail communication because this information may be viewed by others.

Exp. 3/1/2025
6255538.1.1
IF58A-1223
This page not part of shareholder report

Annual Report
December 31, 2023

Loomis Sayles International Growth Fund
Natixis Oakmark Fund
Natixis Oakmark International Fund
Natixis U.S. Equity Opportunities Fund
Vaughan Nelson Mid Cap Fund
Vaughan Nelson Small Cap Value Fund

IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission (SEC) has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports. Beginning in July 2024, Funds will be required by the SEC to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that is currently being provided. If you would like to receive shareholder reports and other communications from the Funds electronically, instead of by mail, you may make that request at www.icsdelivery.com/natixisfunds. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

Loomis Sayles International Growth Fund

Managers
Aziz V. Hamzaogullari, CFA®
Loomis, Sayles & Company, L.P.

Symbols
Class A	LIGGX
Class C	LIGCX
Class N	LIGNX
Class Y	LIGYX

Investment Goal
The Fund's investment goal is long-term growth of capital.

Market Conditions
International equities delivered strong, double-digit total returns in 2023, with much of the gain occurring in November and December. The asset class generally performed well in the first half of the year, with stocks trending higher in choppy trade amid expectations that central banks’ interest-rate increases were largely nearing their conclusion. Sentiment shifted in the third quarter, however, as worries mounted that central banks would need to keep interest rates “higher for longer.” The international equity markets experienced a protracted decline in the August-October time frame as a result, bringing the major international indexes back near the levels where they began the year. The outlook changed yet again in November, when a series of weaker-than-expected inflation reports and comments from U.S. Federal Reserve officials indicated that not only were interest-rate increases largely concluded, but also that rate cuts were likely to begin as soon as the first half of 2024. Stocks rose in response, helping the key indexes finish December near their highs for the year.
The European markets were a key driver of performance for the broader asset class. Economic growth in the region exceeded the depressed expectations that existed coming into 2023, when concerns about the effects of the war in Ukraine remained at the forefront. Italy and Spain were top performers in Europe, as were the larger markets of Germany and France. The Asian markets, while posting gains, lagged somewhat due to the more proximate impact of China’s sub-par growth.
Performance Results
For the 12 months ended December 31, 2023, Class Y shares of the Loomis Sayles International Growth Fund returned 20.81% at net asset value. The Fund outperformed its benchmark, the MSCI All Country World Index ex USA Index (Net), which returned 15.62%.
Explanation of Fund Performance
We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with such characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30–45 names.
The Fund’s positions in MercadoLibre, Novo Nordisk, and WiseTech Global contributed the most to performance. Stock selection in the consumer discretionary, information technology, and healthcare sectors, along with our allocations in the information technology sector, contributed positively to relative performance.
MercadoLibre is the largest online commerce platform in Latin America. The company offers its users an ecosystem of six integrated e-commerce services that include its marketplace, payment and fintech solutions, shipping and logistics, advertising, classified listings, and merchant web services. The company operates in 18 countries representing the vast majority of Latin American GDP, and its 148 million active users in 2022 represented approximately 30% of the region’s estimated 480 million internet users. We believe MercadoLibre benefits from strong and sustainable competitive advantages that include its network and ecosystem, brand, and understanding of local markets that collectively contribute to its leadership position in each market it serves. A Fund holding since inception, the company delivered strong revenue growth that was consistently above consensus expectations, driven by growth in gross merchandise volume and payments, and continued market share gains in both e-commerce and payments. MercadoLibre remains in an elevated investment cycle to build out a more powerful ecosystem focused on greater product selection, easier payment options, wider credit availability, and lower cost and faster speed of delivery. The company also expects to increase its investments in several areas, including first-party sales, an improved loyalty program, and advertising technology. While these investments impact near-term profitability, operating margins still expanded substantially and exceeded expectations throughout the period, and we believe the investments have contributed to market share gains in e-commerce and payments and a stronger competitive position. We believe management remains focused on balancing the investments needed to further improve user experience and extend the company’s
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Loomis Sayles International Growth Fund
leadership in e-commerce and payments, while maintaining a sustainable and profitable financial model. With continued growth in internet access, increasing availability of credit, and the company’s continuing investments to improve the ease and convenience of transacting online, we believe MercadoLibre remains well positioned for sustained growth over the next decade, driven by the secular growth of e-commerce across Latin America. Over our forecast period, we believe the penetration of e-commerce can more than double, which would bring the penetration rate into the mid-20% level. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.
Headquartered in Denmark, Novo Nordisk is a global healthcare company with 100 years of innovation and leadership in diabetes care. Over this time, Novo has amassed unparalleled experience in the biology of diabetes, expertise in protein science, and developed significant competitive advantages as a result. Its diabetes products have captured approximately one-third of the global branded diabetes care market, which along with its first-mover position in related obesity therapies account for over 90% of the company’s annual revenues. We believe Novo’s strong and sustainable advantages include its deep experience in diabetes care and therapeutic proteins, strong infrastructure that took decades to build, efficient manufacturing techniques, robust pipeline, and economies of scale. A Fund holding since inception, shares have been up strongly since early August when the company released results from a five-year cardiovascular outcomes trial for Wegovy, the company’s newest GLP-1 treatment for obesity. Among non-type 2 diabetes obese patients with established cardiovascular (CV) disease, the therapy resulted in a 20% decrease in CV events such as CV death, heart attack, and stroke, versus the placebo. The 17,500-person trial represents the first study evaluating the longer-term benefits that GLP-1 therapies can provide to an obese population. The company’s financial results also reflected strong execution as year-to-date sales rose 33% year over year, driven by strong uptake in GLP-1 therapies across both its diabetes and obesity-care franchises, and operating profit grew 37%. The GLP-1 class of therapies are a quickly growing class of medications that while first documented in 1987, were first approved for type-2 diabetes in 2005 and later for obesity in 2014. The therapies are currently being tested in a range of comorbidities including heart failure, sleep apnea, NASH (nonalcoholic steatohepatitis), and kidney disease. In the diabetes indication, GLP-1 sales grew 49% year over year, contributing to the company’s nearly 55% total GLP-1 market share. In addition to targeting diabetes with its GLP-1s, in 2021, Novo received approval for semaglutide (the same molecule behind its leading diabetes therapies, Ozempic and Rybelsus) in the obesity setting under the brand name Wegovy. While operational challenges limited the initial production of Wegovy, the company is seeing robust early demand which contributed to 174% year-to-date sales growth in its nascent obesity care franchise. Diabetes is a global epidemic with an estimated population of 530 million. The market has been growing annually in the low double digits over the last ten years, driven by aging of the global population and increasing obesity. Further, there are estimated to be almost 500 million non-diabetic obese people globally who may benefit from Novo’s therapies. We believe Novo’s deep experience in diabetes care and leadership in the nascent obesity market, differentiated product suite, and leading innovation should enable the company to grow revenues and free cash flow in the low double digits over our long-term investment horizon. We believe the company’s shares continue to sell at a meaningful discount to our estimate of intrinsic value and offer an attractive reward-to-risk opportunity.
Wisetech Global is the leading software solutions provider to the global logistics industry. Founded in 1994 to provide freight-forwarding and customs software to the Australian logistics industry, Wisetech solutions are used in whole or in part by over 85% of the world’s 50 largest third-party logistics providers (3PLs) and almost all of the 25 largest freight forwarders, led by the company’s primary SAAS (software-as-a-service) platform, CargoWise One. From a single unified platform, the company offers function-specific and enterprise-wide modules that support the complex international movement of goods and create substantial efficiencies for its logistics clients. The company’s vision is to become the world’s operating system for global logistics. A holding since Fund inception, Wisetech reported financial results for its 2023 fiscal year ended June 2023 that reflected continued strong penetration of its end markets and organic revenue growth in excess of 20%. After having substantially slowed its pace of acquisition activity in recent quarters, the company announced two sizeable acquisitions in landside logistics earlier in the year, which continued to expand the company’s capabilities outside of forwarding to execute on its strategy of building a universal operating system for global logistics. However, shares pulled back midyear after the company disclosed that it expects the acquisitions to depress its operating margins for the next few years. We do not believe the decline in margins is structural, and in our view, the company continues to execute well on its long-term strategic vision. Outside of its acquisition activity, the company showed continued growth among its existing client base, with every calendar-year cohort of new clients going back to 2006 showing growth over the prior year, continuing a multi-year trend. We believe Wisetech benefits from strong and sustainable competitive advantages that include an installed client base with high switching costs, its freight-forwarding industry expertise, significant investments in research and development, its brand, and network. We believe Wisetech will benefit from secular growth in logistics software and services as companies increasingly move towards outsourcing and away from less effective in-house solutions. With virtually no comparable off-the-shelf competition to its unified global platform, Wisetech is the dominant market share leader in its legacy freight-forwarding market. We estimate the company now captures over 20% share of its addressable freight forwarding market, up from the mid-single digits five years ago, with gains coming at the expense of proprietary solutions or competitor offerings that addressed only limited industry functions or geographies. Through underlying industry growth, continued market share gains in its legacy freight-forwarding market, and ongoing penetration of other
| 2

Loomis Sayles International Growth Fund
parts of the logistics industry performed by 3PLs, including warehouse management, land transportation, and cargo handling, we believe the company can generate compounded annual revenue growth of approximately 20% over our long-term investment horizon, with faster growth in operating profits and free cash flow as the company benefits from scale and operating leverage. Prior to the share price drop that followed the company’s lowered margin guidance, we meaningfully trimmed our position in the company, which had been our largest position at the time. We continue to believe the expectations embedded in Wisetech’s share price underestimate the company’s superior positioning and the sustainability of its growth. As a result, we believe the shares trade at a discount to our estimate of intrinsic value and represent an attractive reward-to-risk opportunity.
The Fund’s positions in Yum China, Budweiser Brewing APAC, and Doximity detracted the most from performance. Stock selection in the consumer staples, industrials, and communication services sectors, as well as our allocations in the consumer staples, healthcare, industrials, consumer discretionary, financials, and communication services sectors, detracted from relative performance.
Yum China is the largest restaurant company in China, operating over 14,000 restaurants primarily under the KFC and Pizza Hut brands. A Fund holding since inception, Yum China reported financial and operating results throughout the period that we believe reflected the company’s success in navigating a challenging China consumer spending environment that was still impacted by Covid-19 and related restrictions in the early part of the year. Shares responded negatively to the company’s most recent quarterly financial results that were below consensus expectations, despite including record revenues, operating profits, and net new store openings. The company observed a noticeable slowdown in consumer traffic in September 2023 that continued into the fourth quarter as macroeconomic weakness persists and more local competitors have returned to the market as China continues to normalize post Covid. This near-term economic weakness does not affect our structural investment thesis for the company, which continues to expand into lower-tier cities while consistently innovating to sustain consumer purchases – especially among its over 460 million loyalty members. We also believe the company has the products and scale to offer increasingly value-conscious consumers attractive food options at all price points. We believe Yum China’s strong and sustainable competitive advantages include its exclusive license to operate and franchise two of the most prominent restaurant brands in China, the scale of its distribution and supply chain infrastructure, a first-mover advantage in real estate procurement, which allows the company to identify the best locations with respect to traffic flow and thereby offer the most convenient service, and decades of experience in restaurant operations. The Chinese economy is transitioning to a consumption-driven economy, following a path similar to that of other developing economies. We believe this will fuel future consumption spending, including expenditures in restaurants, as food options such as Pizza Hut and KFC become increasingly affordable to an emerging middle class with rising levels of disposable income. With its iconic brands, large and complex supply chain infrastructure, and real estate procurement expertise, we believe Yum China remains well positioned to benefit from the secular growth of consumer spending on restaurants in China. We believe the current market price embeds expectations for free cash flow growth that are well below our long-term estimates. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value, and offers a compelling reward-to-risk opportunity.
Budweiser Brewing Company APAC Ltd (Bud APAC) is the Asia-Pacific division of Anheuser-Busch InBev (AB InBev), the world’s largest beer brewer and distributor. The company became a publicly traded entity following its September 2019 initial public offering (IPO) and remains 87% owned by AB InBev. Bud APAC is the market share leader in its two largest markets, China and South Korea, which account for over 90% of revenues. The company sells over 50 brands across all segments of the beer market, but is focused on the premium segments where it is the regional leader. We believe Bud APAC’s strong and sustainable competitive advantages include its portfolio of leading local and global beer brands, difficult-to-replicate global and local scale in manufacturing, and strong distribution capabilities, which contribute to leading regional market share. On a standalone basis, Bud APAC is one of the largest brewers in the world and over our long-term investment horizon, we believe it is among the best-positioned companies in the entire value chain. A Fund holding since inception, over the past year, Bud APAC demonstrated continued recovery from the impact of the pandemic on alcohol consumption in on-premise consumption channels – particularly in its largest country, China. However, the market reacted negatively to the company’s performance in South Korea, its second largest country, which accounts for approximately 20% of its EBITDA (earnings before interest, taxes, depreciation and amortization), and where it is the leader in a duopoly structure. The South Korea beer industry is facing material near-term headwinds as consumer spending has softened. This has resulted in industry growth slowing to what we believe is below the long-term structural growth rate. Coupled with high cost inflation, which the company is slowly recovering through both pricing and premiumization, Bud APAC has also experienced a decrease in profit margins. Over the long-term, we believe the beer industry will benefit from structural drivers that include growth in per capita consumption and premiumization. Today, premium beer represents only 25% of total volume in South Korea. We believe premium beer can approach 40% as in other developed markets and that margins will improve as the company continues to recoup inflation costs through price increases. We believe the secular growth opportunity for Bud APAC is long-term growth in Asia-Pacific emerging market spending on beer, in particular, China and India. Today, the Asia-Pacific beer markets in which Bud APAC is primarily focused, namely China, South Korea and India, represent an estimated $120 billion in annual retail spending, which has grown at a mid-single-digit percentage over the past decade. As a function of its numerous competitive advantages, over our long-term investment horizon, we believe the company can generate mid-single-digit growth in revenue, driven by mid-to-high single-digit
3 |

Loomis Sayles International Growth Fund
growth in China and India, and low single-digit growth in South Korea. With respect to profitability, we believe Bud APAC will benefit in all of its markets from premiumization, which improves the gross margin, greater efficiency within its sales and marketing expenditures, which are high when compared with AB InBev’s other regions, and operating leverage. Combining these drivers, we believe operating margins will expand and operating profits will thereby grow faster than revenue. In addition, as revenue growth outpaces stable capital expenditures and working capital efficiency further improves, we expect free cash flow will grow faster than revenues and profits. Over our investment time horizon, we believe free cash flow will grow at a mid-to-high single-digit compounded annual rate. We believe the share price embeds expectations that underestimate the long-term secular growth drivers and the company’s superior competitive position. As a result, we believe the shares are selling at a significant discount to our estimate of intrinsic value, representing a compelling reward-to-risk opportunity.
Doximity is a leading cloud-based platform specifically built for US medical professionals (“MPs”). The company was founded in 2010 and has grown to over 2 million members, including approximately 800,000 physicians representing every medical specialty. Doximity provides a single place for MPs to access productivity tools that enable collaboration with colleagues, secure coordination of patient care, virtual patient visits, customized medical news and research, and career management. Doximity is free to healthcare providers and monetizes its platform primarily by providing targeted marketing access to customers that are largely pharmaceutical manufacturers and healthcare systems, which accounted for over 90% of revenue in its most recent fiscal year. A portfolio holding since the first quarter of 2022, shares responded negatively to the company’s fiscal first quarter financial report in August. The company reported quarterly financial results that were fundamentally solid and in line with consensus expectations. However, management significantly lowered its full-year revenue guidance, implying 10% year-over-year growth versus a previous estimate of 20%. Doximity typically enters its fiscal year with approximately 60%-65% of subscription-based revenue already under contract, with a further 30%-35% generated through renewing and upselling existing customers – typically in the summer months. In 2023, the company experienced substantially lower upsell rates, which it attributed to slowing industry spending and the company’s “white-glove” approach to client sales that is more time-intensive than the programmatic banner advertising that captured share during the summer. We believe Doximity’s strong and sustainable competitive advantages include the power of its network, its “physicians first” focus, and its trusted reputation and brand. The company has firmly established itself as the de facto digital network for healthcare professionals, including over 80% of US physicians (up from 25% in 2013) and over 90% of graduating US medical students. Members average over 50 connections with Doximity colleagues, which drives utility through referrals, care coordination, knowledge exchange, and career management. A powerful network effect occurs as the number and engagement of members has increased; Doximity has more data to create engaging and useful products that are specifically tailored to physician workflows, which in turn drives higher membership and greater stickiness among users. Shares partially rebounded following the most recent earnings release in November 2023, which exceeded management’s guidance for revenue and operating profit, leading the company to modestly raise its full-year outlook. The company also reported that active workflow users reached record levels, as did the number of quarterly, monthly, weekly, and daily active users – suggesting continued strong levels of engagement among its physician user base. Notably, daily users grew the most, underscoring the integral role Doximity now plays in day-to-day patient care. Further, net revenue retention among the company’s 20 largest customers was 119%, versus 114% overall – indicating that its most sophisticated and engaged clients continue to be the company’s fastest growing customer cohort. We believe Doximity’s primary growth driver is the secular shift from traditional marketing channels to digital channels, specifically in healthcare, where digital spending has lagged due in part to a historic reliance on pharmaceutical sales representatives. Today, market intelligence firm IDC estimates less than 30% of healthcare advertising spending is via digital channels, versus 46% on an industry-wide basis and greater than 80% in industries such as computing, appliances, and media and entertainment. Given the superior return on investment (ROI) for digital advertising as opposed to traditional advertising, coupled with growing restrictions on the ability to gain access to key healthcare decision makers through traditional, in-person methods, we estimate that digital marketing expenditures will grow substantially over our long-term investment horizon to approach 50% of total healthcare advertising spending. As a physicians-first company, Doximity has historically allocated approximately 90% of its R&D (research and development) spending towards physician-facing products. The company intends to allocate a higher level of R&D spending to build client-facing technologies that enable advertising clients to more-seamlessly direct incremental advertising dollars akin to other successful ad platforms and which likely benefited less-advantaged banner advertising during the quarter. The company is currently beta testing a new self-service client portal that it expects to be ready in advance of the 2024 upsell season. With its commanding penetration among healthcare decision makers and superior ROIs for advertisers, we believe Doximity can grow its capture of the digital opportunity from approximately 5% today to exceed 25%. Over our long-term investment horizon, we believe the company can generate approximately 20% compounded annual growth in overall revenues. As the company further penetrates its existing market and gains scale, we believe it will benefit from operating leverage, and that operating profits and free cash flow will grow faster than revenue. We believe Doximity’s share price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity. We added to our holdings in the company during the year.
All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality
| 4

Loomis Sayles International Growth Fund
businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated a new position in Arm Holdings plc. We added to our existing holdings in Adyen, Block, and Doximity. We trimmed our existing positions in Novartis and WiseTech Global.
Outlook
Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the consumer discretionary, consumer staples, healthcare, information technology, and communication services sectors and was underweight in the financials and industrials sectors. We had no exposure to stocks in the materials, energy, utilities, or real estate sectors. From a geographic standpoint we were overweight in emerging markets and Europe and underweight in developed Asia and North America.

Top Ten Holdings as of December 31, 2023
Security Name	% of Net Assets
1 Novo Nordisk AS, Class B	6.88%
2 MercadoLibre, Inc.	6.70
3 Adyen NV	5.62
4 WiseTech Global Ltd.	4.39
5 Tesla, Inc.	3.82
6 Tencent Holdings Ltd.	3.70
7 Ambev SA	3.52
8 Trip.com Group Ltd.	3.50
9 SAP SE	3.46
10 Shopify, Inc., Class A	3.39

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
December 15, 2020 (inception) through December 31, 2023

5 |

Loomis Sayles International Growth Fund

Average Annual Total Returns —December 31, 2023[1]
	1 Year	Life of Fund	Expense Ratios[3]
			Gross	Net
Class Y (Inception 12/15/20)
NAV	20.81%	-0.93%	1.80%	0.95%
Class A (Inception 12/15/20)
NAV	20.56	-1.17	2.05	1.20
With 5.75% Maximum Sales Charge	13.60	-3.08
Class C (Inception 12/15/20)
NAV	19.56	-1.93	2.79	1.95
With CDSC[4]	18.56	-1.93
Class N (Inception 12/15/20)
NAV	20.99	-0.85	1.67	0.90
Comparative Performance
MSCI ACWI ex USA Index (Net)[2]	15.62	2.31
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging
Markets (EM) countries. With 2,311 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
| 6

Natixis Oakmark Fund

Managers
Robert F. Bierig
Michael J. Mangan, CFA®
Michael A. Nicolas, CFA®
William C. Nygren, CFA®
Harris Associates L.P.

Symbols
Class A	NEFOX
Class C	NECOX
Class N	NOANX
Class Y	NEOYX

Investment Goal
The Fund seeks long-term capital appreciation.

Market Conditions
U.S. equity markets showed strength in 2023 following a challenging 2022, aided by better-than-expected economic data. The calendar year included heightened volatility, highlighted by turmoil in the banking sector in March and pressure in October when Hamas, an Islamist political and military organization, orchestrated an attack against Israel, shaking the geopolitical landscape and markets. The U.S. 10-Year yield rose as high as 5% before declining and ending the period around 3.86% as investors continued to digest economic data and expectations on interest rates. In the fourth quarter, the U.S. reported its strongest gross domestic product growth in nearly two years at 4.3% annualized.
Markets were shaken in March as worry about the health of the banking system spread, ignited by the collapse of Silicon Valley Bank and Signature Bank and furthered by UBS’s purchase of Credit Suisse at a discounted valuation. Major banking institutions and government agencies around the globe stepped in to help assure depositors their money was safe, which helped avoid contagion across the system. Central banks throughout the world continued to tighten monetary policy to combat elevated inflation. The U.S. Federal Reserve increased its benchmark interest rate by a total of 100 basis points to reach 5.50%. Inflation in the U.S. decelerated throughout the year, and the Federal Reserve paused its interest rate increases toward the end of the year while assessing economic data.
Performance Results
For the 12 months ended December 31, 2023, Class Y shares of the Natixis Oakmark Fund returned 31.28% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned 26.29%.
Explanation of Fund Performance
On an absolute-return basis, the financials sector contributed the most to the return of the Fund, while consumer staples was the largest detractor to total performance.
Meta was a top contributor for the year. The underlying health of the U.S. social media company’s platforms remained strong, in our view, as daily active users reached new all-time highs. CEO Mark Zuckerberg said since the launch of Reels, time spent on Instagram has increased 24% and monetization is improving rapidly. Furthermore, the company’s technical enhancements around targeting seem to be gaining steam with advertisers, and management remains bullish on the continued growth of messaging across their platforms. We appreciate Meta’s keen focus on operating efficiency and believe its major investments in AI infrastructure over the past couple years have positioned it well.
KKR was also a top contributor for the year. In August, the New York-headquartered investment company reported second-quarter results that were modestly ahead of consensus estimates, largely due to increased transactional activity as capital markets activity accelerated. Management has highlighted that more than 30 strategies will come to market in the next 12 to 18 months and noted this number is likely to increase during the third quarter. Separately, KKR launched its retail-oriented private equity and infrastructure funds mid-year. Management said initial fundraising performance was ahead of expectations and it remains bullish on the 5- to 10-year opportunity in this largely untapped market, citing KKR’s brand, track record, and significantly expanded marketing and distribution teams. Finally, in November, KKR announced its acquisition of the remaining 37% of Global Atlantic (GA) for $2.7 billion. GA has a strong retail distribution network for its annuity business, which KKR can leverage as it continues to establish its own retail funds.
APA Corp. was a top detractor for the year. Despite reporting solid business fundamentals, the oil and natural gas explorer traded lower alongside increased volatility in commodity markets. We continue to believe APA has a long runway of underappreciated inventory in the form of untapped energy assets in the ground, which results in less capital required to replace assets and grow the
7 |

Natixis Oakmark Fund
business over time. We also appreciate that at our estimate of normalized oil prices, APA generates a double-digit free cash flow yield, and management is returning cash to shareholders via sustainable buybacks and dividends.
Liberty Broadband was also a top detractor for the year despite reporting solid results. The U.S. communication services company owns GCI, the primary cable provider in Alaska, and has a notable stake in Charter Communications. We believe Liberty Broadband is trading at a material discount to its net asset value and that our ownership provides access to Charter Communications at a discount. Liberty Broadband’s management team is taking advantage of this discount by repurchasing shares. We would not be surprised to see the price-value gap reduced or eliminated through a transaction with Charter Communications.
Outlook
We believe our intensive research process and focus on the long term help us find opportunities despite the pervasive themes of the time. When the market does not separate the macro from the micro, this creates an exploitable opportunity for long-term investors. We use times of uncertainty and volatility to strategically position our portfolios for long-term success and believe this approach best positions us for achieving the protection and appreciation of our investors’ capital over the long term.

Top Ten Holdings as of December 31, 2023
Security Name	% of Net Assets
1 Alphabet, Inc., Class A	3.29%
2 Capital One Financial Corp.	2.83
3 Intercontinental Exchange, Inc.	2.78
4 Wells Fargo & Co.	2.59
5 ConocoPhillips	2.58
6 KKR & Co., Inc.	2.55
7 IQVIA Holdings, Inc.	2.44
8 Comcast Corp., Class A	2.39
9 American International Group, Inc.	2.38
10 Fiserv, Inc.	2.34

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

| 8

Natixis Oakmark Fund

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
December 31, 2013 through December 31, 2023

9 |

Natixis Oakmark Fund
Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[3]
					Gross	Net
Class Y
NAV	31.28%	17.15%	11.36%	— %	0.85%	0.80%
Class A
NAV	30.96	16.86	11.08	—	1.10	1.05
With 5.75% Maximum Sales Charge	23.45	15.48	10.42	—
Class C
NAV	29.99	15.98	10.42	—	1.85	1.80
With CDSC[4]	28.99	15.98	10.42	—
Class N (Inception 5/1/17)
NAV	31.35	17.25	—	12.83	0.93	0.75
Comparative Performance
S&P 500® Index[2]	26.29	15.69	12.03	12.88
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 10

Natixis Oakmark International Fund

Managers
David G. Herro, CFA®
Eric Liu, CFA®*
Michael L. Manelli, CFA®
Harris Associates L.P.

Symbols
Class A	NOIAX
Class C	NOICX
Class N	NIONX
Class Y	NOIYX

*	Effective August 31, 2023, Eric Liu serves as portfolio manager of the Fund.

Investment Goal
The Fund seeks long-term capital appreciation.

Market Conditions
Major global markets generally showed strength in 2023 following a challenging 2022. The calendar year included heightened volatility, highlighted by turmoil in the banking sector in March and pressure in October when Hamas, an Islamist political and military organization, orchestrated an attack against Israel, shaking the geopolitical landscape and markets. While the U.S. and European equity markets showed strength on the back of better-than-expected economic data, Asian markets were mixed with Chinese equities experiencing pressure and Japanese equities reaching 30-year highs during the period. The U.S.10-Year yield rose as high as 5% before declining and ending the period around 4% as investors continued to digest economic data and expectations on interest rates.
Central banks throughout the world continued to tighten monetary policy to combat elevated inflation. The U.S. Federal Reserve increased its benchmark interest rate by a total of 100 basis points to reach 5.50%, the European Central Bank opted for 200 basis points to reach 4.50%, and the Bank of England chose 175 basis points to reach 5.25%. Inflation in the U.S. and eurozone decelerated throughout the year, with most central banks pausing their interest rate increases toward the end of the year while assessing economic data. The Bank of Japan continued its accommodative monetary policy stance although it took a step toward reversing the policy when it announced that the 1% cap on its 10-year government bonds would be considered a reference rate going forward. In the fourth quarter, the yen reversed its trend and gained value, ending the period at approximately 141 USD/JPY.
Performance Results
For the 12 months ended December 31, 2023, Class Y shares of the Natixis Oakmark International Fund returned 19.26% at net asset value. The Fund outperformed its benchmark, the MSCI World ex USA Index (Net), which returned 17.94%.
Explanation of Fund Performance
The industrials sector contributed most to the Fund’s return and no sectors impacted Fund performance negatively.
Ryanair was a top contributor for the year. The Irish airline benefitted from strong travel demand within Europe as well as a pickup in foreign visitors to the region. During our mid-year conversations with management, CEO Michael O’Leary was optimistic about Ryanair’s future due to increased bookings industry-wide, expectations for higher oil prices and elevated cost structures of peers driving higher pricing. We appreciate that Ryanair continues to reduce unit costs and widen the gap between itself and more capacity-constrained European competitors. In the fourth quarter, Ryanair reported additional revenue growth and strong free cash flow levels, which allowed the company to reinstate a EUR 400 million dividend and announce an incremental EUR 1.5 billion return to shareholders starting in 2025.
Intesa Sanpaolo, the largest bank in Italy, was a top contributor for the year. Intesa has generated substantial net profit increases in recent periods thanks to a significant rise in net interest income. This was consistent with our view that Intesa would dramatically benefit from rising rates. In addition, Intesa’s non-performing loan formation has continued to decline, reflecting its low-risk business model and strong underwriting practices. Management has also been able to keep operating costs well-controlled thanks to efficiency measures that have largely offset inflationary impacts. With one of the highest dividend payout ratios in Europe, Intesa has been returning capital to shareholders via buybacks while maintaining a robust balance sheet.
Worldline was a top detractor for the year. In October, the French multinational payment and transactional services company delivered a weaker than expected set of results and the stock fell significantly on the news. Management reduced growth estimates citing two factors: (1) a negative mix shift in Germany as German consumers shifted from discretionary to non-discretionary purchases and (2) merchant terminations, driven by Worldline voluntarily and proactively cutting ties with certain online merchants at risk of
11 |

Natixis Oakmark International Fund
violating new regulatory standards. We spoke with management after the results and confirmed both factors are transitory. We continue to believe the payments industry is a structurally attractive GDP+ growth market, and Worldline, as the European payments leader, has a very long growth runway given lower European cashless penetration and higher levels of bank payment in-sourcing versus the U.S.
Bayer was also a top detractor for the year. In November, shares of the German health care company fell after it announced negative news on two known unknowns: (1) Bayer stopped its phase III OCEANIC-AF trial for anti-clotting drug asundexian early due to lack of efficacy and (2) the company received an adverse RoundUp verdict for $1.5 billion over three plaintiffs. We spoke with CEO Bill Anderson after the announcement and he articulated a very strategic, thoughtful framework for managing the situation. Although we reduced our estimate of intrinsic value, we continue to view Bayer’s position across the crop sciences ecosystem as unrivaled and believe the company can take portfolio actions to unlock value.
Outlook
We believe our intensive research process and focus on the long term help us find opportunities despite the pervasive themes of the time. When the market does not separate the macro from the micro, this creates an exploitable opportunity for long-term investors. We use times of uncertainty and volatility to strategically position our portfolios for long-term success and believe this approach best positions us for achieving the protection and appreciation of our investors’ capital over the long term.

Top Ten Holdings as of December 31, 2023
Security Name	% of Net Assets
1 CNH Industrial NV	3.59%
2 Lloyds Banking Group PLC	3.52
3 BNP Paribas SA	3.11
4 Mercedes-Benz Group AG	2.71
5 Bayer AG	2.57
6 Kering SA	2.56
7 Prudential PLC	2.53
8 Continental AG	2.52
9 Fresenius Medical Care AG	2.45
10 Intesa Sanpaolo SpA	2.37

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

| 12

Natixis Oakmark International Fund

Hypothetical Growth of $100,000 Investment in Class Y Shares[1], [2]
December 31, 2013 through December 31, 2023

13 |

Natixis Oakmark International Fund
Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net
Class Y (Inception 5/1/17)
NAV[2]	19.26%	7.33%	3.07%	— %	1.13%	0.90%
Class A
NAV	18.94	7.07	2.90	—	1.38	1.15
With 5.75% Maximum Sales Charge	12.14	5.81	2.29	—
Class C
NAV	18.01	6.28	2.28	—	2.13	1.90
With CDSC[5]	17.01	6.28	2.28	—
Class N (Inception 5/1/17)
NAV	19.30	7.40	—	3.13	1.02	0.85
Comparative Performance
MSCI World ex USA Index (Net)[3]	17.94	8.45	4.32	5.86
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2	Prior to the inception of Class Y shares (5/1/2017), performance is that of Class A shares and reflects the higher net expenses of that share class.
3	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States.
4
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 14

Natixis U.S. Equity Opportunities Fund

Managers
Robert F. Bierig
Michael J. Mangan, CFA®, CPA
Michael A. Nicolas, CFA®
William C. Nygren, CFA®
Harris Associates L.P.
Aziz V. Hamzaogullari, CFA®
Loomis, Sayles & Company, L.P.

Symbols
Class A	NEFSX
Class C	NECCX
Class N	NESNX
Class Y	NESYX

Investment Goal
The Fund seeks long-term growth of capital.

Market Conditions
The Natixis U.S. Equity Opportunities Fund is composed of two separate segments, combining the value expertise of Harris Associates with the growth expertise of Loomis Sayles. The two segments have common investment philosophies and a rigorous long-term, bottom-up research process focused on high-quality businesses trading at a significant discount to intrinsic value.
Despite the economic pessimism that prevailed at the beginning of 2023, the economy continued to turn in strong results while the S&P 500® posted a 26.4% return including dividends. This came in the wake of 2022, when the U.S. Federal Reserve (Fed) began an aggressive campaign to raise interest rates, the S&P 500® posted a 19.44% loss, and many economists predicted a recession. By the end of 2023, after seven Fed rate increases, inflation as measured by the Consumer Price Index fell by more than half from 6.4% in January to 3.1%. Late in the year, the Fed announced an end to its series of rate increases and is expected to cut rates three times in 2024 as inflation continues to moderate.
Despite declining inflation during 2023, mortgage rates remained high by recent standards, hitting a 20-year high of 8% in October. When the Fed reported that the rate hiking cycle had ended, mortgage rates began to fall, settling below 7% in December. Despite this fact, mortgage rates are still twice as high as they were in January 2021. Housing prices continued to increase, with median home prices rising above $400,000 in the third quarter as inventory fell to new lows, making it difficult for new buyers to enter the market. With many employees on hybrid schedules, commercial real estate took a beating that is expected to continue into 2024. This sector lost $590 billion in value in 2023 and is expected to hemorrhage a further $480 billion in 2024.
Contributing to the Fed’s anticipated rate cuts in 2024 were moderating job gains. While unemployment rates stayed low—below 4%—for all of 2023, job growth cooled. Wages rose robustly at 0.8% annually through November for all wages and 1.1% for non-supervisory and production workers, who make up 80% of the workforce. Consumers continued to prop up the economy in 2023, spending more than expected, even as savings from the Covid-19 pandemic dwindled.
On the technology front, generative artificial intelligence (AI) took the economy and markets by storm. Worldwide generative AI spending neared $20 billion in 2023, as organizations sought to monetize this productivity-enhancing technology. The seven largest technology stocks by market capitalization led the market in 2023, contributing nearly half the overall stock market gain. Overall, technology stocks turned in their best performance since 2009, rallying by 59.1%. The tech-heavy Nasdaq rose by 43%. Small-cap stocks, as captured by the Russell 2000® Index, notched a 15.1% gain, as the Dow Jones Industrial Average rose by 13%.
The bond market bounced back in 2023 following its worst year on record in 2022. The 10-Year Treasury Bond yield ended 2023 at 3.84%, while the 2-Year Treasury Bill yield was 4.26%. The effective Federal Funds rate was 5.33%. The Morningstar U.S. Core Bond index rose by 5.32%, buoyed by a strong fourth quarter. Savers benefitted from higher rates, as rates on CDs, high-yield savings and newly issued bonds increased. With Fed rate cuts on the horizon in 2024, these rates are expected to decline, although they are likely to remain higher than in the recent past.
15 |

Natixis U.S. Equity Opportunities Fund
While the economy continued to hum along, turbulence continued on the geopolitical front as war broke out between Israel and Hamas and the conflict between Russia and Ukraine dragged into the second year. Despite these conflicts, gas prices fell during 2023, contributing to the overall decline in inflation. Global stock markets overall tracked U.S. markets, with the MSCI Global Index notching a 22% gain in 2023.
Performance Results
For the 12 months ended December 31, 2023, Class Y shares of the Natixis U.S. Equity Opportunities Fund returned 37.35% at net asset value. The Fund outperformed its primary benchmark, the S&P 500® Index, which returned 26.29%, and also outperformed its secondary benchmark, the Russell 1000® Index, which returned 26.53%.
Explanation of Fund Performance
Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:
• The Harris Associates Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates L.P. (“Harris Associates”) believes are trading at a substantial discount to the company’s “true business value.”
• The Loomis Sayles All Cap Growth segment invests primarily in equity securities and may invest in companies of any size. The segment employs a growth style of equity management that emphasizes companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.
Both segments contributed positively to the Fund’s performance.
Harris Associates Large Cap Value Segment
On an absolute-return basis, the financials sector contributed the most to the return of the segment, while the consumer staples sector was the only sector with a negative contribution to the total return.
Meta was a top contributor for the year. The underlying health of the U.S. social media company’s platforms remained strong, in our view, as daily active users reached new all-time highs. CEO Mark Zuckerberg said since the launch of Reels, time spent on Instagram has increased 24% and monetization is improving rapidly. Furthermore, the company’s technical enhancements around targeting seem to be gaining steam with advertisers, and management remains bullish on the continued growth of messaging across their platforms. We appreciate Meta’s keen focus on operating efficiency and believe its major investments in AI infrastructure over the past couple years have positioned it well.
KKR was also a top contributor for the year. In August, the New York-headquartered investment company reported second-quarter results that were modestly ahead of consensus estimates, largely due to increased transactional activity as capital markets activity accelerated. Management has highlighted that more than 30 strategies will come to market in the next 12 to 18 months and noted this number is likely to increase during the third quarter. Separately, KKR launched its retail-oriented private equity and infrastructure funds mid-year. Management said initial fundraising performance was ahead of expectations and it remains bullish on the 5- to 10-year opportunity in this largely untapped market, citing KKR’s brand, track record, and significantly expanded marketing and distribution teams. Finally, in November, KKR announced its acquisition of the remaining 37% of Global Atlantic (GA) for $2.7 billion. GA has a strong retail distribution network for its annuity business, which KKR can leverage as it continues to establish its own retail funds.
APA Corp. was a top detractor for the year. Despite reporting solid business fundamentals, the oil and natural gas explorer traded lower alongside increased volatility in commodity markets. We continue to believe APA has a long runway of underappreciated inventory in the form of untapped energy assets in the ground, which results in less capital required to replace assets and grow the business over time. We also appreciate that at our estimate of normalized oil prices, APA generates a double-digit free cash flow yield, and management is returning cash to shareholders via sustainable buybacks and dividends.
General Motors (GM) was also a top detractor for the year. In April, the U.S. auto company reported a drop in profits and the discontinuation of its top-selling electric vehicle, the Chevrolet Volt. In August, shares fell again on news that production of GM’s electric vehicle lineup was being slowed by issues in assembling updated battery modules. Finally, members of the United Auto Workers union (UAW) went on strike following the expiration of its labor contract in September. The strike targeted the GM
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Natixis U.S. Equity Opportunities Fund
Wentzville assembly plant, which accounts for around 7% of the company’s North American production. UAW was able to reach a deal with GM in mid-November, ending the six-week labor disruption.
Loomis Sayles All Cap Growth Segment
We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. For the period, the All Cap Growth segment posted a positive absolute return. Our holdings in each of the information technology, communication services, consumer discretionary, industrials, financials, consumer staples, and healthcare sectors contributed positively to the segment’s performance.
Nvidia and Meta Platforms were the largest contributors to performance during the period. Nvidia is the world leader in artificial intelligence (AI) computing, which enables computers to mimic human-like intelligence for problem solving and decision-making capabilities. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing its GPU (graphic processing unit) technology. A portfolio holding since January 2019, after shares were under pressure throughout most of 2022 given a weak market backdrop, shares rebounded substantially over the past 12 months, with gains accelerating following the company’s first quarter earnings report in May. Nvidia reported record financial results that were well above consensus expectations, as AI applications, including generative AI, are driving strong demand for GPUs by companies looking to leverage these capabilities and drive competitive differentiation. The company also provided revenue guidance that was substantially higher than consensus expectations, resulting in a material increase in expectations for revenue, profits, and free cash flow for its full fiscal year. Revenue in the company’s gaming segment had been depressed, which we believe reflected global demand for PCs returning to pre-pandemic levels after a period of excess and the impact of Covid restrictions on China consumer spending. However, we believe the company has worked expeditiously in clearing existing inventory in its retail channels, which contributed to the gaming business returning to growth in the past two quarters. In the company’s data center business, we believe the company’s decades of focused investment, cumulative know-how, and robust software platform and architecture that has attracted millions of developers, position the company to benefit from several secular long-term growth drivers, including continued growth in use cases for artificial intelligence. To further drive adoption by enterprises, Nvidia is also partnering with cloud service providers including Oracle, Microsoft, and Google to offer AI services via the cloud. We believe Nvidia remains strongly positioned to benefit from secular growth in PC gaming and is still in the early stages of growth in its data center business, which has the potential to be much larger. We believe Nvidia’s strong growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares are trading at a significant discount to our estimate of intrinsic value, offering a compelling reward-to-risk opportunity. We trimmed our position on multiple occasions during the year as the company reached our maximum allowable position size of eight percent due to market appreciation.
Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. With 3.9 billion monthly users, 200 million businesses, and 10 million advertisers worldwide using its family of apps – Facebook, Messenger, WhatsApp, and Instagram – we believe the scale and reach of Meta’s network is unrivaled. A strategy holding since its initial public offering in 2012, Meta’s shares rebounded substantially in 2023 after being under pressure throughout most of 2022 due to a perceived lack of discipline in the company’s capital expenditures – especially with respect to the metaverse – that coincided with what we believed was temporary fundamental weakness arising from the company’s transition to a new advertising format and maneuvering around privacy changes imposed by Apple in 2021. Our analysis suggested that Meta was being priced as if a high-quality, high-returning, growth company – whose returns on capital were many times larger than its cost of capital – would become a low-quality business that both ceased to grow and would also see its margins and returns on invested capital deteriorate. We took advantage of price weakness in 2022 to add to our holdings on multiple occasions during that year, most recently in November 2022. Despite ongoing macroeconomic pressure on advertising spending, Meta has since posted four consecutive quarters of better-than-expected financial results, including accelerating revenue growth in the last three quarters as it made further progress in navigating Apple’s privacy changes and saw improved monetization of its newest Reels video format. Following this period of temporary weakness and elevated investment spending, Meta announced a set of efficiency measures that have already led to significant improvements in margins and lower capital expenditure plans, and shares responded positively to the company’s increased focus on productivity and cost management. We believe founder and CEO Mark Zuckerberg has always managed the company with a long-term focus and strong strategic vision. Over the past ten years, Meta has spent over $125 billion on research and development and $110 billion on capital expenditures – a level of investment that few firms can match, and which creates high barriers to entry for competitors that are further buttressed by the growth of cumulative knowledge over time. The successful development of a metaverse is not an explicit part of our investment thesis for Meta. However, given the potential size of the opportunity, which we estimate could impact over $1 trillion of spending over the long term, and Meta’s positioning with billions of users and hundreds of millions of businesses, we believe Meta’s current balanced approach to its forward-looking investments make sense. We expect that corporations will continue to allocate an increasing proportion of their advertising spending online, and Meta remains one of very few platforms where advertisers can reach consumers at such scale in such a targeted and effective fashion. We believe Meta’s brands, network, and
17 |

Natixis U.S. Equity Opportunities Fund
targeting advantage position the company to take increasing share of the industry’s profit pool and grow its market share from approximately 6% currently to approximately 10% of the total global advertising market over our investment time horizon. On the basis of its core business alone, we believe the company is substantially undervalued and trades at a significant discount to our estimate of intrinsic value. We trimmed our position on multiple occasions during the year because it reached our maximum allowable position size of eight percent due to market appreciation.
Alnylam Pharmaceuticals and Illumina were the largest detractors during the period. Alnylam Pharmaceuticals is a leader in gene therapies based on its pioneering small-interfering RNA (siRNA) approach to disease treatment. Founded in 2002, Alnylam was one of the first companies to develop and commercialize therapies based on RNA interference (RNAi), a breakthrough discovery in understanding how genes are naturally regulated within cells that was recognized with the 2006 Nobel Prize in Medicine. RNAi therapies exploit a naturally occurring biological pathway within cells that regulates the expression of specific genes. In particular, siRNA has proven to be one of the most effective approaches to RNAi therapy, and Alnylam remains the first and only company to successfully commercialize siRNA-based therapies. We believe Alnylam’s strong and sustainable competitive advantages include its deep, cumulative and compounding knowledge in the science of RNAi therapeutics, in particular its creation and advancement of unique siRNA-based therapies, and the multiple partnerships it has entered on the basis of its technology which provide both external funding and established commercialization avenues. Currently, the company’s technology is the basis for five approved therapies, ten therapies currently in clinical trials, and a robust pipeline of potential treatments that we expect to enter the clinic in the coming years, with a focus on genetic diseases, cardiometabolic diseases, infectious diseases, and central nervous system and ocular diseases. A strategy holding since the second quarter of 2021, shares responded negatively to the dimming prospects for patisiran, Alnylam’s approved therapy for hATTR amyloidosis, to receive regulatory approval in the larger, related indication of ATTR with cardiomyopathy (ATTR-CM). In October, the company decided to discontinue its bid to attain approval in favor of its more robust and longer trial for vutrisiran. Vutrisiran is also approved for hATTR amyloidosis, but the therapy is delivered via subcutaneous injection every three months, while patisiran requires intravenous administration every three weeks. While the outcomes for patisiran were positive and statistically significant, the FDA was likely to require further study, and the easier administration of vutrisiran, which was developed after patisiran, makes the therapy more commercially attractive. Vutrisiran is currently in Phase III clinical trials for ATTR-CM, with results expected in the first half of 2024. We believe the uniqueness of Alnylam’s pioneering scientific expertise and technology is evident from both its existing products, which provide meaningful value to previously underserved patient populations, as well as the numerous partnerships in which world-class global pharmaceutical companies and specialty competitors alike have sought to access its proprietary technology. With its approved therapies and substantial pipeline of significant late-stage clinical programs, we believe the company has now reached the point at which its existing therapies will continue to contribute positively and its subsequent innovations will shift its financial profile from that of an early-stage biotech company to a profitable business with normalized margins that is able to internally fund its ongoing growth needs. Over our long-term investment horizon, we believe the company can generate substantial revenue growth, while turning profitable and generating substantial cumulative free cash flow. We believe Alnylam’s market price continues to substantially undervalue the potential contribution from the company’s clinical-stage assets – which we believe is unsupported by the company’s established track record for producing genetically validated therapeutics. Further, while embedded expectations reflect some success for its currently marketed products, we believe the market is focused on short-term profitability while ignoring the platform the company has built, that we believe will serve as the basis for ongoing innovation over our long-term investment horizon and beyond. As a result, we believe the company is selling at a substantial discount to our estimate of its intrinsic value and offers a compelling reward to risk opportunity.
Founded in 1998, Illumina is the industry leader in the fast-growing field of sequencing for genetic and genomic analysis, supporting research, clinical, and consumer genetics applications. A strategy holding since March 2020, Illumina’s shares have been under pressure due to lower-than-expected results in its core business, uncertainty regarding its acquisition of GRAIL, and near-term management uncertainty following an activist investor campaign that succeeded in ousting the Chairman of the Board in May and later prompted the resignation of CEO Francis deSouza in June. While orders for its newest sequencing platform, NovaSeq X, had been solid, they slowed in the company’s most recently reported quarter as the company observed a lengthening sales cycle among customers facing macroeconomic pressure – which has similarly impacted peers as well. Still, the company’s recent results and guidance are below our long-term expectations as we believe the GRAIL acquisition has detracted from near-term focus and returns. Illumina acquired GRAIL in August 2021, but closed the transaction prior to receiving approval from the EU, which has since ordered that the business be divested. In December 2023, Illumina announced it will divest GRAIL and aims to have the terms finalized by the end of second quarter 2024. GRAIL is an early leader in asymptomatic cancer screening through liquid biopsies that use Illumina’s sequencing technology to detect tumor DNA in the bloodstream before it could otherwise be sampled via a traditional biopsy. While we believed that there was potential upside in GRAIL, our structural investment thesis for Illumina was not premised on a successful completion of the acquisition, and GRAIL will remain an important customer for the company. We believe the core Illumina business remains highly attractive on a reward-to-risk basis and remains substantially discounted relative to intrinsic value. Illumina is in the early stages of a major platform launch while simultaneously facing more competition than in recent years. Over the last two years, Illumina’s share of industry revenue has dropped from an estimated 80% to 77%. These share losses have been most pronounced in China and in the
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Natixis U.S. Equity Opportunities Fund
lower-value, mid- and low- throughput portions of the sequencing market. We anticipate Illumina will retain its dominant share in the high-value, high-throughput ends of the market on the strength of its product ecosystem and continue to capture approximately 75% of the sequencing market. In September, the company named Jacob Thaysen, Ph.D. as its new CEO. Thaysen previously served as President of the Life Sciences and Applied Markets Group at Agilent, and brings a background in research and development (R&D) as well as experience operating in genetics and clinical end markets. We met with Thaysen and our interactions have been positive as we believe he has the requisite skills and vision to reinvigorate the core Illumina franchise. We are encouraged that new management seems committed to redoubling its focus on the significant opportunity in Illumina’s core markets and reinvigorating operational execution – which appeared to have diminished over the last several quarters under deSouza. In addition to the activist-sponsored candidate, Illumina also added two new board members with significant experience at innovative, market-expanding healthcare businesses that we believe should contribute positively to Illumina’s return to growth. Despite the near-term uncertainty, we believe Illumina remains advantageously positioned in a high-quality industry benefiting from long-term, secular growth. We believe Illumina is at the forefront of a multi-decade transformation that will see genetic analysis incorporated into multiple facets of our lives. While demand today is still predominantly from large life sciences research facilities, over the next decade we believe democratization of gene sequencing technology and greater practical application will result in the equipment becoming ubiquitous in clinical settings as well, with oncology offering the largest market opportunity. We believe Illumina is a dominant competitor whose sequencing technology represents the critical enabling technology that ideally positions it to capitalize on an approximately $100 billion market opportunity. We believe Illumina’s shares embed expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity. We added to our position on multiple occasions this year, most recently in late September.

Top Ten Holdings as of December 31, 2023
Security Name	% of Net Assets
1 Alphabet, Inc., Class A	4.57%
2 Amazon.com, Inc.	4.06
3 Meta Platforms, Inc., Class A	3.49
4 NVIDIA Corp.	3.39
5 Capital One Financial Corp.	2.87
6 KKR & Co., Inc.	2.77
7 Salesforce, Inc.	2.69
8 Oracle Corp.	2.63
9 Bank of America Corp.	2.52
10 Boeing Co.	2.36

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

19 |

Natixis U.S. Equity Opportunities Fund

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
December 31, 2013 through December 31, 2023

See notes to chart on page 21.

| 20

Natixis U.S. Equity Opportunities Fund
Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[4]
					Gross	Net
Class Y
NAV	37.35%	16.60%	13.17%	— %	0.81%	0.81%
Class A
NAV	37.01	16.30	12.89	—	1.06	1.06
With 5.75% Maximum Sales Charge	29.13	14.94	12.22	—
Class C
NAV	35.98	15.43	12.22	—	1.81	1.81
With CDSC[5]	34.98	15.43	12.22	—
Class N (Inception 5/1/17)
NAV	37.44	16.68	—	13.82	1.28	0.75
Comparative Performance
S&P 500® Index[2]	26.29	15.69	12.03	12.88
Russell 1000® Index[3]	26.53	15.52	11.80	12.67
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3
Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/25. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

21 |

Vaughan Nelson Mid Cap Fund

Managers
Dennis G. Alff, CFA®
Chad D. Fargason
Chris D. Wallis, CFA®
Vaughan Nelson Investment Management, L.P.

Symbols
Class A	VNVAX
Class C	VNVCX
Class N	VNVNX
Class Y	VNVYX

Investment Goal
The Fund seeks long-term capital appreciation.

Market Conditions
During the fiscal year ending December 31, 2023, the market began with sequential growth slowing in both the first and second quarters. Typically, banking stress develops once we are well into a recession as the ability for borrowers to service debt becomes impaired. Given the rapid increase in interest rates, regional banks fell under tremendous pressure.
As we moved through the summer months, global growth continued to deteriorate as the impact of aggressive rate increases affected economic fundamentals. In the U.S., the manufacturing and transportation sectors recessed, and the service sector slowed further. Offsetting the deteriorating economic environment were continued liquidity injections by the major non-U.S. central banks and the U.S. Federal Reserve’s (Fed) reverse repo facility, which became the primary source of liquidity for rebuilding the U.S. Treasury’s general account. This flood of liquidity boosted equity markets and dampened fixed income volatility, compressing fixed income spreads (the difference in yield between bonds with similar maturity but different credit quality).
Inflation peaked in the fourth quarter of 2022 and economic growth bottomed, which set the stage for the move higher in U.S. equity markets during the first seven months of 2023. The reacceleration in growth coupled with declining inflation allowed the market to begin pricing in a “soft landing” for the U.S. economy despite aggressive monetary policy tightening, the emergence of a banking crisis, and rising U.S. Treasury yields as the U.S. Treasury struggled to fund rising deficit spending. The Fed added fuel to the rally by aggressively pumping liquidity into the banking system to offset the material losses on bank balance sheets.
During the fourth quarter, improving supply chains, rising employment participation rates, and the lagging influence of stabilized home prices and rental inflation continued to promote disinflationary conditions. Declining inflationary pressures, combined with stable economic growth, produced a material improvement in financial conditions as the market discounted future Fed rate cuts without any corresponding decrease in earnings expectations or economic weakness. The resulting decline in interest rates led to a powerful fourth quarter rally in equity and fixed income markets.
Performance Results
For the 12 months ended December 31, 2023, Class Y shares of the Vaughan Nelson Mid Cap Fund returned 16.52% at net asset value. The Fund outperformed its benchmark, the Russell Mid Cap Value® Index, which returned 12.71%.
Explanation of Fund Performance
The Fund outperformed on a relative basis during the period.
Health care was the top performing sector with Cencora, Inc. leading the way. Cencora benefited from both multiple expansion and positive earnings revisions. The company’s consistent top-line and bottom-line growth combined with strong cash flow generation and return of capital were rewarded.
Materials outperformed, driven by stock selection. Constellium SE Class A outperformed on a cycle of positive earnings revisions, as demand remained robust, and the company spoke to the end of destocking in packaging.
Overweight and selection within information technology aided performance. The strongest name was Motorola Solutions, Inc. Motorola’s public end markets continued to prove strong and consistent, as the company was able to beat and raise earnings expectations throughout the year.
Financials outperformed via selection with Comerica Incorporated leading the way. Comerica benefited with the rest of the regional banks as valuations had gotten too punitive for what may turn out to be a shallow recession.
Consumer staples’ outperformance was led by Church & Dwight Co., Inc. After a year of disappointing investors in 2022, Church & Dwight regained its credibility in 2023 by putting an end to the downward revision cycle, while recent acquisitions performed better
| 22

Vaughan Nelson Mid Cap Fund
than expectations. Additionally, with GLP1 headlines hurting packaged food and beverage stocks, Church & Dwight benefited on a relative basis as it is not impacted by GLP1s.
Further assisting in outperformance was Extra Space Storage Inc. within real estate. REITs outperformed in the fourth quarter as interest rates peaked, and Extra Space Storage outperformed REITs on solid fundamentals.
Selection within utilities assisted performance with Vistra Corp. as the top name. Vistra continued to show a strong recovery in earnings power as the company benefited from pricing during a very hot summer in Texas. The company outperformed regulated utilities which were dealing with ROE (return on equity) pressures.
An underweight to energy, an underperforming sector, added to relative performance.
Selection within consumer discretionary positively impacted performance. Floor & Decor Holdings, Inc. Class A outperformed as strong numbers and a desirable long-term algorithm led to the stock rising with other highly shorted names in the fourth quarter.
Selection within communication services hurt performance on a relative basis. Nexstar Media Group, Inc. detracted the most as softness in advertising markets coupled with worries about distribution held down the stock.
The Fund also experienced negative attribution within industrials with WillScot Mobile Mini Holdings Corp. Class A being the largest drag. WillScot lagged due to slowing volumes coupled with an uncertain macro environment, especially in non-residential end markets.
Outlook
As we enter 2024, we expect modest economic weakness in the first half of the year followed by economic stability and an improvement in growth heading into the 2024 election cycle. Inflation will likely remain above the Fed’s 2% target, and with the recent dramatic easing in financial conditions, inflation may begin to increase in the fourth quarter of 2024. Should inflation expectations begin firming, we would expect some modest downward pressure on equity valuations.

Top Ten Holdings as of December 31, 2023
Security Name	% of Net Assets
1 Extra Space Storage, Inc.	4.20%
2 EastGroup Properties, Inc.	3.44
3 Monolithic Power Systems, Inc.	2.98
4 Constellium SE	2.69
5 IQVIA Holdings, Inc.	2.66
6 Diamondback Energy, Inc.	2.48
7 ON Semiconductor Corp.	2.47
8 Marvell Technology, Inc.	2.46
9 Skechers USA, Inc., Class A	2.45
10 Vulcan Materials Co.	2.42

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

23 |

Vaughan Nelson Mid Cap Fund

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
December 31, 2013 through December 31, 2023

See notes to chart on page 25.

| 24

Vaughan Nelson Mid Cap Fund
Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Expense Ratios[3]
				Gross	Net
Class Y
NAV	16.52%	12.88%	7.12%	0.96%	0.90%
Class A
NAV	16.26	12.59	6.85	1.21	1.15
With 5.75% Maximum Sales Charge	9.57	11.27	6.22
Class C
NAV	15.38	11.75	6.21	1.96	1.90
With CDSC[4]	14.38	11.75	6.21
Class N
NAV	16.56	12.94	7.19	0.87	0.85
Comparative Performance
Russell Midcap® Value Index[2]	12.71	11.16	8.26
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those
Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

25 |

Vaughan Nelson Small Cap Value Fund

Managers
James Eisenman, CFA®
Chris D. Wallis, CFA®
Vaughan Nelson Investment Management, L.P.

Symbols
Class A	NEFJX
Class C	NEJCX
Class N	VSCNX
Class Y	NEJYX

Investment Goal
The Fund seeks capital appreciation.

Market Conditions
During the fiscal year ending December 31, 2023, the market began with sequential growth slowing in both the first and second quarters. Typically, banking stress develops once we are well into a recession as the ability for borrowers to service debt becomes impaired. Given the rapid increase in interest rates, regional banks fell under tremendous pressure.
As we moved through the summer months, global growth continued to deteriorate as the impact of aggressive rate increases affected economic fundamentals. In the U.S., the manufacturing and transportation sectors recessed, and the service sector slowed further. Offsetting the deteriorating economic environment were continued liquidity injections by the major non-U.S. central banks and the U.S. Federal Reserve’s (Fed) reverse repo facility, which became the primary source of liquidity for rebuilding the U.S. Treasury’s general account. This flood of liquidity boosted equity markets and dampened fixed income volatility, compressing fixed income spreads (the difference in yield between bonds with similar maturity but different credit quality).
Inflation peaked in the fourth quarter of 2022 and economic growth bottomed, which set the stage for the move higher in U.S. equity markets during the first seven months of 2023. The reacceleration in growth coupled with declining inflation allowed the market to begin pricing in a “soft landing” for the U.S. economy despite aggressive monetary policy tightening, the emergence of a banking crisis, and rising U.S. Treasury yields as the U.S. Treasury struggled to fund rising deficit spending. The Fed added fuel to the rally by aggressively pumping liquidity into the banking system to offset the material losses on bank balance sheets.
During the fourth quarter, improving supply chains, rising employment participation rates, and the lagging influence of stabilized home prices and rental inflation continued to promote disinflationary conditions. Declining inflationary pressures, combined with stable economic growth, produced a material improvement in financial conditions as the market discounted future Fed rate cuts without any corresponding decrease in earnings expectations or economic weakness. The resulting decline in interest rates led to a powerful fourth quarter rally in equity and fixed income markets.
Performance Results
For the 12 months ended December 31, 2023, Class Y shares of the Vaughan Nelson Small Cap Value Fund returned 25.10% at net asset value. The Fund outperformed its benchmark, the Russell 2000 Value® Index, which returned 14.65%.
Explanation of Fund Performance
The Fund outperformed on a relative basis during the period.
An underweight to financials, an underperforming sector, and selection within it resulted in the top performing sector. Cboe Global Markets Inc. was the top name due to strength in zero-day option offerings to the market which experienced material growth combined with increased penetration of their data and analytics business.
The Fund experienced positive attribution within industrials, with Core & Main, Inc. Class A leading the way. Core & Main outperformed due to continued pricing power maintaining high gross margins, strong and accretive merger & acquisition activity and the exit a of private equity controlling shareholder increasing market liquidity.
Overweight and selection within information technology aided performance. The strongest name was Insight Enterprises, Inc. due to the continued positive margin mix shift into services business from hardware business generating a higher return on assets and a higher multiple for the company.
An underweight to health care, an underperforming sector, aided relative performance.
Selection within utilities assisted performance. Univar Solutions Inc. was the top name due to its acquisition by private equity.
Consumer staples’ outperformance was led by Coca-Cola Consolidated, Inc., which outperformed due to debt paydown and the announcement of a 500% increase in an annual special dividend signaling to the market future material capital returns to shareholders.
| 26

Vaughan Nelson Small Cap Value Fund
Materials outperformed, driven by selection. Element Solutions Inc demonstrated strong cost discipline due to variable cost structure and started taking chemicals market share from competitors.
Last, further assisting in outperformance was STAG Industrial, Inc., within real estate, due to strong re-lease rental growth of over 30% on new long-term contracts due to the value of their industrial properties to their tenants.
The largest detractor was in energy, driven by an underweight position and security selection. Patterson-UTI Energy, Inc. was the most challenged name. The stock underperformed due to concerns about softening activity levels (rigs/fracs) in light of weakening near-term oil and natural gas fundamentals.
Selection within consumer discretionary negatively impacted performance. Bally's Corporation was the largest laggard due to high leverage and continued increased capital commitments in non-core business activities.
Selection within communication services hurt on a relative basis. Gray Television, Inc. detracted the most due to high leverage and concerns over coming contract negotiations with major networks (mainly NBC).
Outlook
As we enter 2024, we expect modest economic weakness in the first half of the year followed by economic stability and an improvement in growth heading into the 2024 election cycle. Inflation will likely remain above the Federal Reserve’s 2% target, and with the recent dramatic easing in financial conditions, inflation may begin to increase in the fourth quarter of 2024. Should inflation expectations begin firming, we would expect some modest downward pressure on equity valuations.

Top Ten Holdings as of December 31, 2023
Security Name	% of Net Assets
1 Insight Enterprises, Inc.	3.57%
2 Element Solutions, Inc.	3.42
3 First American Financial Corp.	2.28
4 Western Alliance Bancorp	2.24
5 Core & Main, Inc., Class A	2.22
6 Installed Building Products, Inc.	2.20
7 Comerica, Inc.	2.17
8 Fabrinet	2.00
9 Beacon Roofing Supply, Inc.	1.90
10 Zions Bancorp NA	1.88

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

27 |

Vaughan Nelson Small Cap Value Fund

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
December 31, 2013 through December 31, 2023

See notes to chart on page 29.

| 28

Vaughan Nelson Small Cap Value Fund
Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[3]
					Gross	Net
Class Y
NAV	25.10%	14.94%	9.14%	— %	1.12%	1.00%
Class A
NAV	24.82	14.66	8.87	—	1.37	1.25
With 5.75% Maximum Sales Charge	17.61	13.31	8.23	—
Class C
NAV	23.93	13.80	8.22	—	2.12	2.00
With CDSC[4]	22.93	13.80	8.22	—
Class N (Inception 5/1/17)
NAV	25.24	15.03	—	9.63	1.10	0.95
Comparative Performance
Russell 2000® Value Index[2]	14.65	10.00	6.76	6.28
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell
2000® companies with lower price-to-book ratios and lower forecasted growth values.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

29 |

ADDITIONAL INFORMATION
The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.
All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.
ADDITIONAL INDEX INFORMATION
This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.
The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.
PROXY VOTING INFORMATION
A description of the Natixis Funds' proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com, and on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information about how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Natixis Funds’ website and the SEC website.
QUARTERLY PORTFOLIO SCHEDULES
The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.
TAILORED SHAREHOLDER REPORTS FOR MUTUAL FUNDS AND EXCHANGE-TRADED FUNDS
In October 2022, the SEC adopted rule and form amendments requiring mutual funds and exchange-traded funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.
| 30

Understanding Fund Expenses
As a mutual fund shareholder, you incur different costs:  transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees ("12b-1 fees"), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.
The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2023 through December 31, 2023. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.
The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.
Loomis Sayles International Growth Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Class A
Actual	$1,000.00	$1,027.40	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$1,023.10	$9.94
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$1,030.10	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class Y
Actual	$1,000.00	$1,028.60	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

31 |

Natixis Oakmark Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Class A
Actual	$1,000.00	$1,115.00	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,110.80	$9.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Class N
Actual	$1,000.00	$1,116.60	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82
Class Y
Actual	$1,000.00	$1,116.30	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

Natixis Oakmark International Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Class A
Actual	$1,000.00	$1,010.30	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class C
Actual	$1,000.00	$1,006.00	$9.61
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class N
Actual	$1,000.00	$1,011.20	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Class Y
Actual	$1,000.00	$1,011.40	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  1.15%, 1.90%, 0.85% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

| 32

Natixis U.S. Equity Opportunities Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Class A
Actual	$1,000.00	$1,104.10	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45
Class C
Actual	$1,000.00	$1,099.50	$9.63
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25
Class N
Actual	$1,000.00	$1,106.10	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87
Class Y
Actual	$1,000.00	$1,105.70	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  1.07%, 1.82%, 0.76% and 0.82% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

Vaughan Nelson Mid Cap Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Class A
Actual	$1,000.00	$1,105.20	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class C
Actual	$1,000.00	$1,101.10	$10.06
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class N
Actual	$1,000.00	$1,106.30	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Class Y
Actual	$1,000.00	$1,106.60	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  1.15%, 1.90%, 0.85% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

33 |

Vaughan Nelson Small Cap Value Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Class A
Actual	$1,000.00	$1,089.40	$6.58
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
Class C
Actual	$1,000.00	$1,085.70	$10.51
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16
Class N
Actual	$1,000.00	$1,091.60	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Class Y
Actual	$1,000.00	$1,090.90	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  1.25%, 2.00%, 0.95% and 1.00% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

| 34

Portfolio of Investments – as of December 31, 2023
Loomis Sayles International Growth Fund

Shares	Description	Value (†)
Common Stocks — 97.5% of Net Assets
	Australia — 4.4%
26,340	WiseTech Global Ltd.	$1,350,044
	Belgium — 2.1%
9,955	Anheuser-Busch InBev SA	642,576
	Brazil — 10.2%
385,863	Ambev SA, ADR	1,080,416
1,310	MercadoLibre, Inc.(a)	2,058,718
		3,139,134
	Canada — 3.4%
13,356	Shopify, Inc., Class A(a)	1,040,433
	China — 22.2%
4,219	Alibaba Group Holding Ltd., ADR(b)	327,015
5,158	Baidu, Inc., ADR(a)(b)	614,266
70,200	Budweiser Brewing Co. APAC Ltd.	131,604
4,000	Kweichow Moutai Co. Ltd., Class A	969,117
4,467	NXP Semiconductors NV	1,025,981
30,100	Tencent Holdings Ltd.(b)	1,136,421
29,855	Trip.com Group Ltd., ADR(a)(b)	1,075,078
50,135	Vipshop Holdings Ltd., ADR(a)(b)	890,398
15,129	Yum China Holdings, Inc.	641,923
		6,811,803
	Denmark — 6.9%
20,383	Novo Nordisk AS, Class B	2,112,314
	France — 4.8%
3,068	EssilorLuxottica SA	616,051
7,813	Sodexo SA	860,120
		1,476,171
	Germany — 3.4%
6,916	SAP SE	1,064,521
	Japan — 3.6%
30,200	FANUC Corp.	886,343
6,400	Unicharm Corp.	231,471
		1,117,814
	Macau — 0.8%
44,000	Galaxy Entertainment Group Ltd.	246,438
	Netherlands — 5.6%
1,337	Adyen NV(a)	1,725,988
	Switzerland — 5.0%
8,070	CRISPR Therapeutics AG(a)	505,182
9,500	Novartis AG, (Registered)	959,600
1,900	Sandoz Group AG(a)	61,131
		1,525,913
	United Kingdom — 5.5%
8,068	Diageo PLC	292,829
11,825	Reckitt Benckiser Group PLC	815,965
11,982	Unilever PLC	580,737
		1,689,531
	United States — 19.6%
11,515	ARM Holdings PLC, ADR(a)	865,295
9,083	Block, Inc.(a)	702,570
17,146	Doximity, Inc., Class A(a)	480,774
22,214	Experian PLC	906,227
8,434	Nestle SA, (Registered)	977,668
Shares	Description	Value (†)
	United States — continued
3,185	Roche Holding AG	$925,859
4,723	Tesla, Inc.(a)	1,173,571
		6,031,964
	Total Common Stocks (Identified Cost $30,378,194)	29,974,644

Principal Amount
Short-Term Investments — 1.6%
$483,572	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $483,707 on 1/02/2024 collateralized by $512,200 U.S. Treasury Note, 2.500% due 3/31/2027 valued at $493,280 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $483,572)	483,572
	Total Investments — 99.1% (Identified Cost $30,861,766)	30,458,216
	Other assets less liabilities — 0.9%	265,796
	Net Assets — 100.0%	$30,724,012

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.
(b)	Security invests in variable interest entities based in China. See Note 8 of Notes to Financial Statements.

ADR
An American Depositary Receipt is a certificate issued by a
custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the
United States.

Industry Summary at December 31, 2023
Pharmaceuticals	13.2%
Broadline Retail	10.7
Beverages	10.1
Hotels, Restaurants & Leisure	9.2
Financial Services	7.9
Software	7.8
Semiconductors & Semiconductor Equipment	6.1
Interactive Media & Services	5.7
Automobiles	3.8
Household Products	3.4
IT Services	3.4
Food Products	3.2
Professional Services	2.9
Machinery	2.9
Health Care Equipment & Supplies	2.0
Other Investments, less than 2% each	5.2
Short-Term Investments	1.6
Total Investments	99.1
Other assets less liabilities	0.9
Net Assets	100.0%
See accompanying notes to financial statements.
35 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles International Growth Fund (continued)
Currency Exposure Summary at December 31, 2023
United States Dollar	42.3%
Euro	17.8
Swiss Franc	9.5
Danish Krone	6.9
British Pound	6.5
Hong Kong Dollar	4.9
Australian Dollar	4.4
Japanese Yen	3.6
Yuan Renminbi	3.2
Total Investments	99.1
Other assets less liabilities	0.9
Net Assets	100.0%
See accompanying notes to financial statements.
| 36

Portfolio of Investments – as of December 31, 2023
Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 94.7% of Net Assets
	Automobile Components — 2.8%
212,967	BorgWarner, Inc.	$7,634,867
155,200	Magna International, Inc.	9,169,216
38,911	Phinia, Inc.	1,178,614
		17,982,697
	Automobiles — 2.1%
381,760	General Motors Co.	13,712,819
	Banks — 9.5%
413,536	Bank of America Corp.	13,923,757
225,918	Citigroup, Inc.	11,621,222
6,240	First Citizens BancShares, Inc., Class A	8,854,373
259,600	Truist Financial Corp.	9,584,432
335,804	Wells Fargo & Co.	16,528,273
		60,512,057
	Broadline Retail — 2.1%
50,200	Amazon.com, Inc.(a)	7,627,388
140,365	eBay, Inc.	6,122,721
		13,750,109
	Building Products — 3.2%
120,600	Fortune Brands Innovations, Inc.	9,182,484
167,600	Masco Corp.	11,225,848
		20,408,332
	Capital Markets — 14.6%
222,482	Bank of New York Mellon Corp.	11,580,188
9,075	BlackRock, Inc.	7,367,085
194,339	Charles Schwab Corp.	13,370,523
24,298	Goldman Sachs Group, Inc.	9,373,440
137,766	Intercontinental Exchange, Inc.	17,693,287
196,010	KKR & Co., Inc.	16,239,429
14,221	Moody's Corp.	5,554,154
151,866	State Street Corp.	11,763,540
		92,941,646
	Chemicals — 2.7%
50,566	Celanese Corp.	7,856,439
195,200	Corteva, Inc.	9,353,984
		17,210,423
	Communications Equipment — 0.9%
114,500	Cisco Systems, Inc.	5,784,540
	Consumer Finance — 7.3%
396,054	Ally Financial, Inc.	13,830,205
79,473	American Express Co.	14,888,472
137,406	Capital One Financial Corp.	18,016,675
		46,735,352
	Consumer Staples Distribution & Retail — 2.1%
296,100	Kroger Co.	13,534,731
	Electronic Equipment, Instruments & Components — 0.9%
40,065	TE Connectivity Ltd.	5,629,132
	Entertainment — 2.3%
57,800	Walt Disney Co.	5,218,762
810,200	Warner Bros Discovery, Inc.(a)	9,220,076
		14,438,838
	Financial Services — 3.7%
112,269	Fiserv, Inc.(a)	14,913,814
67,700	Global Payments, Inc.	8,597,900
		23,511,714
Shares	Description	Value (†)
	Health Care Equipment & Supplies — 1.0%
171,800	Baxter International, Inc.	$6,641,788
	Health Care Providers & Services — 4.0%
151,480	Centene Corp.(a)	11,241,331
84,300	CVS Health Corp.	6,656,328
28,219	HCA Healthcare, Inc.	7,638,319
		25,535,978
	Hotels, Restaurants & Leisure — 0.9%
30,928	Hilton Worldwide Holdings, Inc.	5,631,680
	Insurance — 5.1%
224,335	American International Group, Inc.	15,198,696
30,437	Reinsurance Group of America, Inc.	4,924,098
51,963	Willis Towers Watson PLC	12,533,476
		32,656,270
	Interactive Media & Services — 4.5%
150,020	Alphabet, Inc., Class A(a)	20,956,294
21,266	Meta Platforms, Inc., Class A(a)	7,527,313
		28,483,607
	Life Sciences Tools & Services — 3.3%
23,100	Danaher Corp.	5,343,954
67,100	IQVIA Holdings, Inc.(a)	15,525,598
		20,869,552
	Media — 5.1%
30,074	Charter Communications, Inc., Class A(a)	11,689,162
347,542	Comcast Corp., Class A	15,239,717
66,700	Liberty Broadband Corp., Class C(a)	5,375,353
		32,304,232
	Oil, Gas & Consumable Fuels — 8.6%
350,472	APA Corp.	12,574,935
141,830	ConocoPhillips	16,462,208
113,260	EOG Resources, Inc.	13,698,797
91,100	Phillips 66	12,129,054
		54,864,994
	Professional Services — 1.1%
27,400	Equifax, Inc.	6,775,746
	Real Estate Management & Development — 2.3%
157,318	CBRE Group, Inc., Class A(a)	14,644,733
	Software — 2.9%
70,300	Oracle Corp.	7,411,729
41,900	Salesforce, Inc.(a)	11,025,566
		18,437,295
	Tobacco — 1.7%
264,414	Altria Group, Inc.	10,666,461
	Total Common Stocks (Identified Cost $520,726,283)	603,664,726
See accompanying notes to financial statements.
37 |

Portfolio of Investments – as of December 31, 2023
Natixis Oakmark Fund (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 5.0%
$32,116,607	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $32,125,528 on 1/02/2024 collateralized by $36,628,200 U.S. Treasury Note, 0.500% due 4/30/2027 valued at $32,758,985 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $32,116,607)	$32,116,607
	Total Investments — 99.7% (Identified Cost $552,842,890)	635,781,333
	Other assets less liabilities — 0.3%	1,710,302
	Net Assets — 100.0%	$637,491,635

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.
Industry Summary at December 31, 2023
Capital Markets	14.6%
Banks	9.5
Oil, Gas & Consumable Fuels	8.6
Consumer Finance	7.3
Insurance	5.1
Media	5.1
Interactive Media & Services	4.5
Health Care Providers & Services	4.0
Financial Services	3.7
Life Sciences Tools & Services	3.3
Building Products	3.2
Software	2.9
Automobile Components	2.8
Chemicals	2.7
Real Estate Management & Development	2.3
Entertainment	2.3
Broadline Retail	2.1
Automobiles	2.1
Consumer Staples Distribution & Retail	2.1
Other Investments, less than 2% each	6.5
Short-Term Investments	5.0
Total Investments	99.7
Other assets less liabilities	0.3
Net Assets	100.0%
See accompanying notes to financial statements.
| 38

Portfolio of Investments – as of December 31, 2023
Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 94.5% of Net Assets
	Belgium — 1.3%
80,500	Anheuser-Busch InBev SA	$5,196,122
	Canada — 1.7%
160,800	Open Text Corp.	6,758,199
	China — 1.4%
545,300	Alibaba Group Holding Ltd.	5,252,621
	Denmark — 1.2%
26,000	DSV AS	4,568,374
	France — 16.4%
186,205	Accor SA	7,127,199
173,991	BNP Paribas SA	12,082,920
29,300	Capgemini SE	6,123,452
72,600	Danone SA	4,710,180
75,463	Edenred SE	4,516,062
85,500	Eurofins Scientific SE	5,577,371
22,440	Kering SA	9,938,638
45,198	Publicis Groupe SA	4,199,428
293,325	Valeo SE	4,533,519
282,151	Worldline SA(a)	4,906,604
		63,715,373
	Germany — 25.7%
22,900	adidas AG	4,653,433
29,710	Allianz SE	7,939,737
268,730	Bayer AG	9,970,931
76,900	Bayerische Motoren Werke AG	8,556,792
54,100	Brenntag SE	4,972,195
115,173	Continental AG	9,781,802
213,207	Daimler Truck Holding AG	8,008,918
227,600	Fresenius Medical Care AG	9,515,561
265,700	Fresenius SE & Co. KGaA	8,235,514
55,842	Henkel AG & Co. KGaA	4,006,585
152,414	Mercedes-Benz Group AG, (Registered)	10,516,232
28,300	SAP SE	4,355,979
35,600	Siemens AG	6,678,890
385,000	thyssenkrupp AG	2,678,232
		99,870,801
	India — 0.7%
195,475	Axis Bank Ltd.	2,586,988
	Indonesia — 0.2%
1,482,900	Bank Mandiri Persero Tbk. PT	582,539
	Ireland — 1.6%
47,238	Ryanair Holdings PLC, ADR(a)	6,299,660
	Italy — 2.4%
3,150,700	Intesa Sanpaolo SpA	9,220,187
	Japan — 3.4%
36,200	Fujitsu Ltd.	5,447,869
141,600	Komatsu Ltd.	3,684,905
93,400	Recruit Holdings Co. Ltd.	3,905,158
		13,037,932
	Korea — 1.9%
43,232	NAVER Corp.	7,480,010
	Netherlands — 4.7%
45,500	Akzo Nobel NV	3,767,708
64,644	EXOR NV	6,470,710
267,896	Prosus NV	7,973,736
		18,212,154
Shares	Description	Value (†)
	Spain — 1.4%
76,630	Amadeus IT Group SA	$5,503,685
	Sweden — 3.8%
139,500	Sandvik AB	3,030,685
311,703	SKF AB, Class B	6,246,699
210,600	Volvo AB, Class B	5,479,812
		14,757,196
	Switzerland — 8.0%
26,400	Cie Financiere Richemont SA, Class A	3,646,475
1,070,980	Glencore PLC	6,437,709
57,021	Holcim AG	4,478,508
38,400	Novartis AG, (Registered)	3,878,803
17,090	Roche Holding AG	4,967,952
13,200	Schindler Holding AG	3,304,685
16,599	Swatch Group AG	4,516,424
		31,230,556
	United Kingdom — 18.7%
69,600	Ashtead Group PLC	4,837,697
19,800	Bunzl PLC	804,583
1,139,492	CNH Industrial NV	13,973,668
97,200	Compass Group PLC	2,659,715
253,377	Informa PLC	2,520,190
218,963	Liberty Global Ltd., Class A(a)	3,890,972
22,560,100	Lloyds Banking Group PLC	13,683,510
871,000	Prudential PLC	9,827,219
61,300	Reckitt Benckiser Group PLC	4,229,909
1,369,682	Schroders PLC	7,489,090
96,200	Smiths Group PLC	2,159,249
699,200	WPP PLC	6,678,675
		72,754,477
	Total Common Stocks (Identified Cost $335,101,987)	367,026,874

Preferred Stocks — 1.7%
	Korea — 1.7%
140,000	Samsung Electronics Co. Ltd., 2.319%, (KRW) (Identified Cost $7,538,747)	6,746,111

Principal Amount
Short-Term Investments — 2.5%
$9,624,351	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $9,627,025 on 1/02/2024 collateralized by $10,976,400 U.S. Treasury Note, 0.500% due 4/30/2027 valued at $9,816,909 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $9,624,351)	9,624,351
	Total Investments — 98.7% (Identified Cost $352,265,085)	383,397,336
	Other assets less liabilities — 1.3%	5,234,982
	Net Assets — 100.0%	$388,632,318

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

See accompanying notes to financial statements.
39 |

Portfolio of Investments – as of December 31, 2023
Natixis Oakmark International Fund (continued)
ADR
An American Depositary Receipt is a certificate issued by a
custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the
United States.

KRW	South Korean Won
Industry Summary at December 31, 2023
Machinery	11.3%
Banks	9.9
Textiles, Apparel & Luxury Goods	5.8
Automobiles	4.9
Pharmaceuticals	4.9
Health Care Providers & Services	4.6
Insurance	4.5
Financial Services	4.2
Hotels, Restaurants & Leisure	3.9
Automobile Components	3.7
Media	3.5
Broadline Retail	3.4
IT Services	3.0
Software	2.8
Trading Companies & Distributors	2.7
Metals & Mining	2.4
Industrial Conglomerates	2.3
Household Products	2.1
Other Investments, less than 2% each	16.3
Short-Term Investments	2.5
Total Investments	98.7
Other assets less liabilities	1.3
Net Assets	100.0%
Currency Exposure Summary at December 31, 2023
Euro	55.5%
British Pound	15.8
Swiss Franc	6.3
United States Dollar	5.1
Swedish Krona	3.8
South Korean Won	3.6
Japanese Yen	3.4
Other, less than 2% each	5.2
Total Investments	98.7
Other assets less liabilities	1.3
Net Assets	100.0%
See accompanying notes to financial statements.
| 40

Portfolio of Investments – as of December 31, 2023
Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 97.6% of Net Assets
	Aerospace & Defense — 2.4%
87,555	Boeing Co.(a)	$22,822,086
	Air Freight & Logistics — 0.6%
45,126	Expeditors International of Washington, Inc.	5,740,027
	Automobile Components — 1.9%
391,300	BorgWarner, Inc.	14,028,105
96,655	Mobileye Global, Inc., Class A(a)	4,187,095
		18,215,200
	Automobiles — 1.8%
5,000	General Motors Co.	179,600
69,146	Tesla, Inc.(a)	17,181,398
		17,360,998
	Banks — 4.6%
721,300	Bank of America Corp.	24,286,171
69,800	Citigroup, Inc.	3,590,512
330,000	Wells Fargo & Co.	16,242,600
		44,119,283
	Beverages — 2.2%
12,379	Boston Beer Co., Inc., Class A(a)	4,278,059
291,915	Monster Beverage Corp.(a)	16,817,223
		21,095,282
	Biotechnology — 2.5%
51,541	Alnylam Pharmaceuticals, Inc.(a)	9,865,463
58,302	CRISPR Therapeutics AG(a)	3,649,705
11,925	Regeneron Pharmaceuticals, Inc.(a)	10,473,608
		23,988,776
	Broadline Retail — 4.4%
46,779	Alibaba Group Holding Ltd., ADR	3,625,840
258,252	Amazon.com, Inc.(a)	39,238,809
		42,864,649
	Building Products — 1.5%
214,800	Masco Corp.	14,387,304
	Capital Markets — 12.2%
294,100	Bank of New York Mellon Corp.	15,307,905
291,345	Charles Schwab Corp.	20,044,536
14,248	FactSet Research Systems, Inc.	6,797,009
36,400	Goldman Sachs Group, Inc.	14,042,028
175,800	Intercontinental Exchange, Inc.	22,577,994
322,800	KKR & Co., Inc.	26,743,980
11,788	MSCI, Inc.	6,667,882
88,933	SEI Investments Co.	5,651,692
		117,833,026
	Consumer Finance — 5.8%
369,700	Ally Financial, Inc.	12,909,924
82,400	American Express Co.	15,436,816
210,985	Capital One Financial Corp.	27,664,353
		56,011,093
	Consumer Staples Distribution & Retail — 1.6%
342,500	Kroger Co.	15,655,675
	Entertainment — 4.3%
40,821	Netflix, Inc.(a)	19,874,929
116,005	Walt Disney Co.	10,474,091
990,500	Warner Bros Discovery, Inc.(a)	11,271,890
		41,620,910
Shares	Description	Value (†)
	Financial Services — 4.5%
68,566	Block, Inc.(a)	$5,303,580
119,100	Fiserv, Inc.(a)	15,821,244
64,032	PayPal Holdings, Inc.(a)	3,932,205
69,844	Visa, Inc., Class A	18,183,886
		43,240,915
	Health Care Equipment & Supplies — 1.2%
194,600	Baxter International, Inc.	7,523,236
13,411	Intuitive Surgical, Inc.(a)	4,524,335
		12,047,571
	Health Care Providers & Services — 0.8%
28,000	HCA Healthcare, Inc.	7,579,040
	Health Care Technology — 1.4%
217,289	Doximity, Inc., Class A(a)	6,092,784
38,833	Veeva Systems, Inc., Class A(a)	7,476,129
		13,568,913
	Hotels, Restaurants & Leisure — 1.6%
76,220	Starbucks Corp.	7,317,882
96,037	Yum China Holdings, Inc.	4,074,850
30,307	Yum! Brands, Inc.	3,959,913
		15,352,645
	Insurance — 1.7%
69,500	Willis Towers Watson PLC	16,763,400
	Interactive Media & Services — 8.6%
315,765	Alphabet, Inc., Class A(a)	44,109,213
37,751	Alphabet, Inc., Class C(a)	5,320,248
95,260	Meta Platforms, Inc., Class A(a)	33,718,230
		83,147,691
	IT Services — 0.8%
93,926	Shopify, Inc., Class A(a)	7,316,835
	Life Sciences Tools & Services — 2.5%
38,556	Illumina, Inc.(a)	5,368,537
81,700	IQVIA Holdings, Inc.(a)	18,903,746
		24,272,283
	Machinery — 0.3%
7,413	Deere & Co.	2,964,236
	Media — 4.2%
57,710	Charter Communications, Inc., Class A(a)	22,430,723
401,980	Comcast Corp., Class A	17,626,823
		40,057,546
	Oil, Gas & Consumable Fuels — 5.0%
340,941	APA Corp.	12,232,963
167,900	ConocoPhillips	19,488,153
133,538	EOG Resources, Inc.	16,151,421
		47,872,537
	Pharmaceuticals — 1.6%
36,085	Novartis AG, ADR	3,643,502
73,405	Novo Nordisk AS, ADR	7,593,747
109,073	Roche Holding AG, ADR	3,951,715
7,348	Sandoz Group AG, ADR(a)	235,210
		15,424,174
	Real Estate Management & Development — 1.9%
200,000	CBRE Group, Inc., Class A(a)	18,618,000
	Semiconductors & Semiconductor Equipment — 4.9%
92,608	ARM Holdings PLC, ADR(a)	6,959,028
See accompanying notes to financial statements.
41 |

Portfolio of Investments – as of December 31, 2023
Natixis U.S. Equity Opportunities Fund (continued)
Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — continued
66,100	NVIDIA Corp.	$32,734,042
54,454	QUALCOMM, Inc.	7,875,682
		47,568,752
	Software — 9.2%
55,910	Autodesk, Inc.(a)	13,612,967
37,254	Microsoft Corp.	14,008,994
240,582	Oracle Corp.	25,364,560
98,736	Salesforce, Inc.(a)	25,981,391
35,974	Workday, Inc., Class A(a)	9,930,983
		88,898,895
	Textiles, Apparel & Luxury Goods — 0.3%
358,058	Under Armour, Inc., Class A(a)	3,147,330
	Tobacco — 1.3%
306,400	Altria Group, Inc.	12,360,176
	Total Common Stocks (Identified Cost $627,240,002)	941,915,248

Principal Amount
Short-Term Investments — 2.3%
$22,287,241	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $22,293,432 on 1/02/2024 collateralized by $19,483,300 U.S. Treasury Note, 0.500% due 4/30/2027 valued at $17,425,184; $5,213,500 U.S. Treasury Note, 4.125% due 9/30/2027 valued at $5,307,928 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $22,287,241)	22,287,241
	Total Investments — 99.9% (Identified Cost $649,527,243)	964,202,489
	Other assets less liabilities — 0.1%	1,258,783
	Net Assets — 100.0%	$965,461,272

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR
An American Depositary Receipt is a certificate issued by a
custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the
United States.

Industry Summary at December 31, 2023
Capital Markets	12.2%
Software	9.2
Interactive Media & Services	8.6
Consumer Finance	5.8
Oil, Gas & Consumable Fuels	5.0
Semiconductors & Semiconductor Equipment	4.9
Banks	4.6
Financial Services	4.5
Broadline Retail	4.4
Entertainment	4.3
Media	4.2
Life Sciences Tools & Services	2.5
Biotechnology	2.5
Aerospace & Defense	2.4
Beverages	2.2
Other Investments, less than 2% each	20.3
Short-Term Investments	2.3
Total Investments	99.9
Other assets less liabilities	0.1
Net Assets	100.0%
See accompanying notes to financial statements.
| 42

Portfolio of Investments – as of December 31, 2023
Vaughan Nelson Mid Cap Fund

Shares	Description	Value (†)
Common Stocks — 98.7% of Net Assets
	Aerospace & Defense — 1.4%
13,580	Axon Enterprise, Inc.(a)	$3,508,121
	Banks — 7.7%
88,845	Bank of NT Butterfield & Son Ltd.	2,843,929
98,920	Comerica, Inc.	5,520,725
83,790	Western Alliance Bancorp	5,512,544
122,870	Zions Bancorp NA	5,390,307
		19,267,505
	Building Products — 2.1%
31,530	Allegion PLC	3,994,535
33,855	AZEK Co., Inc.(a)	1,294,954
		5,289,489
	Capital Markets — 6.1%
20,475	Ares Management Corp., Class A	2,434,887
9,675	MSCI, Inc.	5,472,664
44,305	Nasdaq, Inc.	2,575,892
43,542	Raymond James Financial, Inc.	4,854,933
		15,338,376
	Chemicals — 1.5%
108,855	Axalta Coating Systems Ltd.(a)	3,697,804
	Commercial Services & Supplies — 0.5%
7,580	Republic Services, Inc.	1,250,018
	Communications Equipment — 0.9%
7,265	Motorola Solutions, Inc.	2,274,599
	Construction & Engineering — 2.3%
130,535	WillScot Mobile Mini Holdings Corp.(a)	5,808,808
	Construction Materials — 2.4%
26,675	Vulcan Materials Co.	6,055,492
	Consumer Staples Distribution & Retail — 1.0%
37,585	Performance Food Group Co.(a)	2,599,003
	Containers & Packaging — 2.2%
21,105	Avery Dennison Corp.	4,266,587
13,010	Crown Holdings, Inc.	1,198,091
		5,464,678
	Electrical Equipment — 5.1%
18,320	AMETEK, Inc.	3,020,785
3,905	Hubbell, Inc.	1,284,472
47,750	nVent Electric PLC	2,821,547
116,295	Vertiv Holdings Co.	5,585,649
		12,712,453
	Electronic Equipment, Instruments & Components — 2.4%
18,605	CDW Corp.	4,229,288
9,130	Fabrinet(a)	1,737,713
		5,967,001
	Energy Equipment & Services — 2.0%
245,740	TechnipFMC PLC	4,949,204
	Financial Services — 0.9%
24,032	Apollo Global Management, Inc.	2,239,542
	Ground Transportation — 1.0%
5,945	Saia, Inc.(a)	2,605,218
	Health Care Providers & Services — 1.5%
6,115	Cencora, Inc.	1,255,899
10,510	Laboratory Corp. of America Holdings	2,388,818
		3,644,717
Shares	Description	Value (†)
	Independent Power & Renewable Electricity Producers — 1.9%
125,195	Vistra Corp.	$4,822,511
	Industrial REITs — 3.4%
46,950	EastGroup Properties, Inc.	8,617,203
	Insurance — 4.0%
16,625	Allstate Corp.	2,327,167
4,795	Arthur J Gallagher & Co.	1,078,300
20,015	First American Financial Corp.	1,289,766
32,560	Reinsurance Group of America, Inc.	5,267,557
		9,962,790
	IT Services — 2.3%
14,355	MongoDB, Inc.(a)	5,869,042
	Life Sciences Tools & Services — 6.5%
21,995	Agilent Technologies, Inc.	3,057,965
152,505	Avantor, Inc.(a)	3,481,689
40,920	Bruker Corp.	3,006,802
28,777	IQVIA Holdings, Inc.(a)	6,658,422
		16,204,878
	Machinery — 2.4%
21,190	Crane Co.	2,503,386
39,110	Otis Worldwide Corp.	3,499,172
		6,002,558
	Media — 0.4%
7,120	Nexstar Media Group, Inc.	1,116,060
	Metals & Mining — 2.7%
338,115	Constellium SE(a)	6,748,775
	Mortgage Real Estate Investment Trusts (REITs) — 1.7%
402,060	Rithm Capital Corp.	4,294,001
	Oil, Gas & Consumable Fuels — 4.0%
40,055	Diamondback Energy, Inc.	6,211,729
121,145	Range Resources Corp.	3,687,654
		9,899,383
	Professional Services — 5.3%
15,475	CACI International, Inc., Class A(a)	5,011,734
10,135	Equifax, Inc.	2,506,284
69,775	Maximus, Inc.	5,851,331
		13,369,349
	Semiconductors & Semiconductor Equipment — 7.9%
102,110	Marvell Technology, Inc.	6,158,254
11,860	Monolithic Power Systems, Inc.	7,481,051
74,140	ON Semiconductor Corp.(a)	6,192,914
		19,832,219
	Software — 1.8%
10,565	Tyler Technologies, Inc.(a)	4,417,438
	Specialized REITs — 4.2%
65,670	Extra Space Storage, Inc.	10,528,871
	Specialty Retail — 4.6%
1,057	AutoZone, Inc.(a)	2,732,990
49,190	Floor & Decor Holdings, Inc., Class A(a)	5,487,636
6,950	Ulta Beauty, Inc.(a)	3,405,431
		11,626,057
	Textiles, Apparel & Luxury Goods — 2.4%
98,460	Skechers USA, Inc., Class A(a)	6,137,996
See accompanying notes to financial statements.
43 |

Portfolio of Investments – as of December 31, 2023
Vaughan Nelson Mid Cap Fund (continued)
Shares	Description	Value (†)
	Trading Companies & Distributors — 2.2%
33,225	SiteOne Landscape Supply, Inc.(a)	$5,399,063
	Total Common Stocks (Identified Cost $194,166,623)	247,520,222

Principal Amount
Short-Term Investments — 0.7%
$1,751,872	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $1,752,359 on 1/02/2024 collateralized by $1,998,000 U.S. Treasury Note, 0.500% due 4/30/2027 valued at $1,786,942 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,751,872)	1,751,872
	Total Investments — 99.4% (Identified Cost $195,918,495)	249,272,094
	Other assets less liabilities — 0.6%	1,382,155
	Net Assets — 100.0%	$250,654,249

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

REITs	Real Estate Investment Trusts
Industry Summary at December 31, 2023
Semiconductors & Semiconductor Equipment	7.9%
Banks	7.7
Life Sciences Tools & Services	6.5
Capital Markets	6.1
Professional Services	5.3
Electrical Equipment	5.1
Specialty Retail	4.6
Specialized REITs	4.2
Insurance	4.0
Oil, Gas & Consumable Fuels	4.0
Industrial REITs	3.4
Metals & Mining	2.7
Textiles, Apparel & Luxury Goods	2.4
Construction Materials	2.4
Machinery	2.4
Electronic Equipment, Instruments & Components	2.4
IT Services	2.3
Construction & Engineering	2.3
Containers & Packaging	2.2
Trading Companies & Distributors	2.2
Building Products	2.1
Energy Equipment & Services	2.0
Other Investments, less than 2% each	14.5
Short-Term Investments	0.7
Total Investments	99.4
Other assets less liabilities	0.6
Net Assets	100.0%
See accompanying notes to financial statements.
| 44

Portfolio of Investments – as of December 31, 2023
Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 96.1% of Net Assets
	Banks — 11.5%
330,155	Cadence Bank	$9,769,287
253,055	Comerica, Inc.	14,123,000
302,815	Old National Bancorp	5,114,545
147,025	Prosperity Bancshares, Inc.	9,958,003
245,585	United Bankshares, Inc.	9,221,717
222,490	Western Alliance Bancorp	14,637,617
279,105	Zions Bancorp NA	12,244,336
		75,068,505
	Beverages — 1.3%
9,380	Coca-Cola Consolidated, Inc.	8,708,392
	Building Products — 4.2%
66,080	AAON, Inc.	4,881,330
74,080	Advanced Drainage Systems, Inc.	10,418,611
922,530	Janus International Group, Inc.(a)	12,039,016
		27,338,957
	Capital Markets — 2.8%
202,365	Artisan Partners Asset Management, Inc., Class A	8,940,486
162,465	Moelis & Co., Class A	9,119,160
		18,059,646
	Chemicals — 6.9%
282,280	Axalta Coating Systems Ltd.(a)	9,589,051
297,805	Chemours Co.	9,392,770
963,045	Element Solutions, Inc.	22,284,861
241,725	Mativ Holdings, Inc.	3,700,810
		44,967,492
	Construction & Engineering — 0.7%
20,705	Valmont Industries, Inc.	4,834,825
	Electronic Equipment, Instruments & Components — 7.1%
90,970	Advanced Energy Industries, Inc.	9,908,452
68,520	Fabrinet(a)	13,041,412
131,230	Insight Enterprises, Inc.(a)	23,252,644
		46,202,508
	Energy Equipment & Services — 0.9%
573,895	Patterson-UTI Energy, Inc.	6,198,066
	Gas Utilities — 1.6%
164,390	Spire, Inc.	10,248,073
	Ground Transportation — 3.1%
59,780	Landstar System, Inc.	11,576,397
19,645	Saia, Inc.(a)	8,608,832
		20,185,229
	Health Care Equipment & Supplies — 1.3%
158,320	Globus Medical, Inc., Class A(a)	8,436,873
	Health Care Providers & Services — 1.7%
66,795	Acadia Healthcare Co., Inc.(a)	5,193,979
61,490	Amedisys, Inc.(a)	5,845,240
		11,039,219
	Hotels, Restaurants & Leisure — 2.6%
301,849	International Game Technology PLC	8,273,681
160,995	Red Rock Resorts, Inc., Class A	8,585,863
		16,859,544
	Household Durables — 3.8%
78,475	Installed Building Products, Inc.	14,346,799
143,265	Skyline Champion Corp.(a)	10,638,859
		24,985,658
Shares	Description	Value (†)
	Industrial REITs — 1.8%
300,810	STAG Industrial, Inc.	$11,809,801
	Insurance — 3.7%
231,170	First American Financial Corp.	14,896,595
93,445	Selective Insurance Group, Inc.	9,295,908
		24,192,503
	Life Sciences Tools & Services — 1.0%
275,280	Avantor, Inc.(a)	6,284,642
	Machinery — 4.1%
54,440	Alamo Group, Inc.	11,442,744
72,710	Federal Signal Corp.	5,579,765
63,630	Franklin Electric Co., Inc.	6,149,840
16,265	Watts Water Technologies, Inc., Class A	3,388,650
		26,560,999
	Marine Transportation — 1.9%
154,345	Kirby Corp.(a)	12,112,996
	Metals & Mining — 1.0%
51,590	Materion Corp.	6,713,407
	Mortgage Real Estate Investment Trusts (REITs) — 3.1%
845,830	AGNC Investment Corp.	8,297,592
595,665	MFA Financial, Inc.	6,713,145
338,125	PennyMac Mortgage Investment Trust	5,054,969
		20,065,706
	Office REITs — 1.0%
350,315	Equity Commonwealth	6,726,048
	Oil, Gas & Consumable Fuels — 5.9%
157,030	Antero Resources Corp.(a)	3,561,440
49,935	Chord Energy Corp.	8,300,695
131,520	Comstock Resources, Inc.	1,163,952
132,640	Matador Resources Co.	7,541,911
197,900	Murphy Oil Corp.	8,442,414
673,350	Permian Resources Corp.	9,157,560
		38,167,972
	Personal Care Products — 0.7%
382,805	Coty, Inc., Class A(a)	4,754,438
	Professional Services — 2.9%
102,225	ASGN, Inc.(a)	9,830,978
133,095	Kforce, Inc.	8,991,898
		18,822,876
	Real Estate Management & Development — 0.3%
174,020	Cushman & Wakefield PLC(a)	1,879,416
	Retail REITs — 1.7%
251,520	NNN REIT, Inc.	10,840,512
	Semiconductors & Semiconductor Equipment — 2.4%
168,105	Rambus, Inc.(a)	11,473,166
118,780	Ultra Clean Holdings, Inc.(a)	4,055,149
		15,528,315
	Specialized REITs — 1.6%
256,635	National Storage Affiliates Trust	10,642,653
	Specialty Retail — 4.5%
84,480	Academy Sports & Outdoors, Inc.	5,575,680
143,045	Foot Locker, Inc.	4,455,852
12,080	Restoration Hardware, Inc.(a)	3,521,078
84,815	Signet Jewelers Ltd.	9,097,257
178,350	Valvoline, Inc.(a)	6,702,393
		29,352,260
See accompanying notes to financial statements.
45 |

Portfolio of Investments – as of December 31, 2023
Vaughan Nelson Small Cap Value Fund (continued)
Shares	Description	Value (†)
	Textiles, Apparel & Luxury Goods — 1.1%
224,090	Gildan Activewear, Inc.	$7,408,415
	Trading Companies & Distributors — 7.9%
142,630	Beacon Roofing Supply, Inc.(a)	12,411,662
357,565	Core & Main, Inc., Class A(a)	14,449,202
89,685	GATX Corp.	10,781,931
45,515	McGrath RentCorp	5,444,504
169,142	Rush Enterprises, Inc., Class A	8,507,843
		51,595,142
	Total Common Stocks (Identified Cost $524,545,604)	626,591,088

Principal Amount
Short-Term Investments — 3.4%
$22,593,629	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $22,599,905 on 1/02/2024 collateralized by $22,635,600 U.S. Treasury Note, 4.125% due 9/30/2027 valued at $23,045,580 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $22,593,629)	22,593,629
	Total Investments — 99.5% (Identified Cost $547,139,233)	649,184,717
	Other assets less liabilities — 0.5%	2,947,482
	Net Assets — 100.0%	$652,132,199

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

REITs	Real Estate Investment Trusts
Industry Summary at December 31, 2023
Banks	11.5%
Trading Companies & Distributors	7.9
Electronic Equipment, Instruments & Components	7.1
Chemicals	6.9
Oil, Gas & Consumable Fuels	5.9
Specialty Retail	4.5
Building Products	4.2
Machinery	4.1
Household Durables	3.8
Insurance	3.7
Ground Transportation	3.1
Mortgage Real Estate Investment Trusts (REITs)	3.1
Professional Services	2.9
Capital Markets	2.8
Hotels, Restaurants & Leisure	2.6
Semiconductors & Semiconductor Equipment	2.4
Other Investments, less than 2% each	19.6
Short-Term Investments	3.4
Total Investments	99.5
Other assets less liabilities	0.5
Net Assets	100.0%
See accompanying notes to financial statements.
| 46

Statements of Assets and Liabilities
December 31, 2023

	Loomis Sayles International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Natixis U.S. Equity Opportunities Fund
ASSETS
Investments at cost	$30,861,766	$552,842,890	$352,265,085	$649,527,243
Net unrealized appreciation (depreciation)	(403,550)	82,938,443	31,132,251	314,675,246
Investments at value	30,458,216	635,781,333	383,397,336	964,202,489
Cash	—	—	—	10,827
Foreign currency at value (identified cost $45,561, $0, $836,111 and $51,248, respectively)	46,094	—	834,305	51,811
Receivable for Fund shares sold	—	5,092,103	920,281	1,759,297
Receivable for securities sold	163,098	—	425,425	—
Dividends and interest receivable	58,903	477,207	73,935	498,074
Tax reclaims receivable	79,077	—	4,399,338	411,213
Prepaid expenses (Note 7)	597	680	681	776
TOTAL ASSETS	30,805,985	641,351,323	390,051,301	966,934,487
LIABILITIES
Payable for securities purchased	—	644,667	594,400	—
Payable for Fund shares redeemed	—	1,807,541	222,875	176,260
Foreign taxes payable (Note 2)	—	—	107,255	—
Management fees payable (Note 5)	12,426	246,860	127,696	539,376
Deferred Trustees’ fees (Note 5)	9,775	1,024,399	142,334	556,155
Administrative fees payable (Note 5)	1,177	23,739	14,832	36,949
Payable to distributor (Note 5d)	40	2,925	6,453	3,642
Audit and tax services fees payable	46,162	44,839	46,166	45,692
Other accounts payable and accrued expenses	12,393	64,718	156,972	115,141
TOTAL LIABILITIES	81,973	3,859,688	1,418,983	1,473,215
COMMITMENTS AND CONTINGENCIES(a)	—	—	—	—
NET ASSETS	$30,724,012	$637,491,635	$388,632,318	$965,461,272
NET ASSETS CONSIST OF:
Paid-in capital	$31,676,318	$556,982,038	$501,942,152	$676,466,555
Accumulated earnings (loss)	(952,306)	80,509,597	(113,309,834)	288,994,717
NET ASSETS	$30,724,012	$637,491,635	$388,632,318	$965,461,272
See accompanying notes to financial statements.
47 |

Statements of Assets and Liabilities (continued)
December 31, 2023
	Loomis Sayles International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Natixis U.S. Equity Opportunities Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$151,029	$257,097,523	$142,825,208	$612,652,913
Shares of beneficial interest	16,025	9,438,008	9,758,815	16,678,300
Net asset value and redemption price per share	$9.42	$27.24	$14.64	$36.73
Offering price per share (100/94.25 of net asset value) (Note 1)	$9.99	$28.90	$15.53	$38.97
Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$943	$55,880,350	$28,597,569	$30,479,092
Shares of beneficial interest	101	2,670,897	1,983,627	2,256,874
Net asset value and offering price per share	$9.29 *	$20.92	$14.42	$13.51
Class N shares:
Net assets	$25,660,904	$646,858	$347,798	$223,740
Shares of beneficial interest	2,719,459	21,830	23,873	4,594
Net asset value, offering and redemption price per share	$9.44	$29.63	$14.57	$48.71 *
Class Y shares:
Net assets	$4,911,136	$323,866,904	$216,861,743	$322,105,527
Shares of beneficial interest	520,516	10,966,619	14,894,215	6,635,618
Net asset value, offering and redemption price per share	$9.44	$29.53	$14.56	$48.54

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.
(a)	As disclosed in the Notes to Financial Statements, if applicable.
See accompanying notes to financial statements.
| 48

Statements of Assets and Liabilities (continued)
December 31, 2023

	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
ASSETS
Investments at cost	$195,918,495	$547,139,233
Net unrealized appreciation	53,353,599	102,045,484
Investments at value	249,272,094	649,184,717
Cash	18	22
Receivable for Fund shares sold	36,995	7,867,698
Receivable for securities sold	1,608,967	—
Dividends and interest receivable	296,332	1,116,483
Prepaid expenses (Note 7)	651	642
TOTAL ASSETS	251,215,057	658,169,562
LIABILITIES
Payable for securities purchased	—	4,810,718
Payable for Fund shares redeemed	41,500	469,342
Management fees payable (Note 5)	114,069	391,104
Deferred Trustees’ fees (Note 5)	309,125	244,840
Administrative fees payable (Note 5)	9,640	23,400
Payable to distributor (Note 5d)	1,636	3,560
Audit and tax services fees payable	45,820	44,853
Other accounts payable and accrued expenses	39,018	49,546
TOTAL LIABILITIES	560,808	6,037,363
COMMITMENTS AND CONTINGENCIES(a)	—	—
NET ASSETS	$250,654,249	$652,132,199
NET ASSETS CONSIST OF:
Paid-in capital	$203,132,962	$562,435,070
Accumulated earnings	47,521,287	89,697,129
NET ASSETS	$250,654,249	$652,132,199
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$38,863,910	$111,267,651
Shares of beneficial interest	1,707,633	5,892,672
Net asset value and redemption price per share	$22.76	$18.88
Offering price per share (100/94.25 of net asset value) (Note 1)	$24.15	$20.03
Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$3,650,295	$7,987,882
Shares of beneficial interest	178,279	1,226,614
Net asset value and offering price per share	$20.48	$6.51
Class N shares:
Net assets	$63,893,516	$2,505,673
Shares of beneficial interest	2,763,094	124,428
Net asset value, offering and redemption price per share	$23.12	$20.14
Class Y shares:
Net assets	$144,246,528	$530,370,993
Shares of beneficial interest	6,225,637	26,372,637
Net asset value, offering and redemption price per share	$23.17	$20.11

(a)	As disclosed in the Notes to Financial Statements, if applicable.
See accompanying notes to financial statements.
49 |

Statements of Operations
For the Year Ended December 31, 2023

	Loomis Sayles International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Natixis U.S. Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$407,463	$7,869,918	$12,142,241	$9,737,327
Interest	15,960	636,279	289,704	561,873
Tax reclaims (Note 2e)	—	—	383,108	—
Less net foreign taxes withheld	(51,017)	(25,171)	(1,335,640)	(72,221)
	372,406	8,481,026	11,479,413	10,226,979
Expenses
Management fees (Note 5)	214,448	3,011,450	3,024,746	5,769,710
Service and distribution fees (Note 5)	356	1,069,144	695,561	1,708,637
Administrative fees (Note 5)	13,245	207,874	177,532	390,705
Trustees' fees and expenses (Note 5)	18,036	101,358	42,439	94,135
Transfer agent fees and expenses (Notes 5 and 6)	8,230	371,693	656,349	568,282
Audit and tax services fees	46,174	44,918	46,287	45,962
Custodian fees and expenses	11,147	17,776	99,509	37,819
Legal fees	1,073	15,099	13,884	29,104
Registration fees	72,710	169,767	84,515	94,080
Shareholder reporting expenses	3,488	45,344	52,604	56,010
Tax reclaim professional fees (Note 2e)	—	—	56,292	—
Miscellaneous expenses	39,265	45,249	58,391	62,188
Total expenses	428,172	5,099,672	5,008,109	8,856,632
Less waiver and/or expense reimbursement (Note 5)	(168,153)	(439,690)	(862,983)	(1,225)
Net expenses	260,019	4,659,982	4,145,126	8,855,407
Net investment income	112,387	3,821,044	7,334,287	1,371,572
Net realized and unrealized gain (loss) on Investments and Foreign currency transactions
Net realized gain (loss) on:
Investments	175,783	27,353,836	(7,735,040)	50,772,729
Foreign currency transactions (Note 2c)	(356)	—	(110,426)	(4,268)
Net change in unrealized appreciation (depreciation) on:
Investments	4,973,188	89,789,474	65,895,034	211,746,563
Foreign currency translations (Note 2c)	6,008	—	216,425	7,060
Net realized and unrealized gain on Investments and Foreign currency transactions	5,154,623	117,143,310	58,265,993	262,522,084
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,267,010	$120,964,354	$65,600,280	$263,893,656
See accompanying notes to financial statements.
| 50

Statements of Operations (continued)
For the Year Ended December 31, 2023

	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
INVESTMENT INCOME
Dividends	$3,203,592	$6,047,298
Interest	269,434	521,605
	3,473,026	6,568,903
Expenses
Management fees (Note 5)	1,868,542	2,975,008
Service and distribution fees (Note 5)	143,949	255,499
Administrative fees (Note 5)	115,399	162,073
Trustees' fees and expenses (Note 5)	46,293	49,765
Transfer agent fees and expenses (Notes 5 and 6)	185,733	383,891
Audit and tax services fees	45,834	44,901
Custodian fees and expenses	14,282	30,986
Legal fees	9,464	10,527
Registration fees	66,334	169,176
Shareholder reporting expenses	25,070	38,344
Miscellaneous expenses	38,654	41,281
Total expenses	2,559,554	4,161,451
Less waiver and/or expense reimbursement (Note 5)	(205,610)	(405,973)
Net expenses	2,353,944	3,755,478
Net investment income	1,119,082	2,813,425
Net realized and unrealized gain (loss) on Investments
Net realized gain (loss) on:
Investments	19,749,361	(9,629,084)
Net change in unrealized appreciation (depreciation) on:
Investments	16,342,125	96,818,512
Net realized and unrealized gain on Investments	36,091,486	87,189,428
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,210,568	$90,002,853
See accompanying notes to financial statements.
51 |

Statements of Changes in Net Assets

	Loomis Sayles International Growth Fund		Natixis Oakmark Fund
	Year Ended December 31,2023	Year Ended December 31,2022	Year Ended December 31,2023	Year Ended December 31,2022
FROM OPERATIONS:
Net investment income	$112,387	$132,158	$3,821,044	$2,868,356
Net realized gain (loss) on investments and foreign currency transactions	175,427	(90,706)	27,353,836	42,131,981
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,979,196	(4,318,331)	89,789,474	(116,959,779)
Net increase (decrease) in net assets resulting from operations	5,267,010	(4,276,879)	120,964,354	(71,959,442)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(506)	(565)	(8,928,576)	(28,746,130)
Class C	—	—	(2,146,898)	(9,213,071)
Class N	(157,071)	(155,851)	(22,322)	(73,284)
Class Y	(27,691)	(21,469)	(11,189,568)	(15,943,567)
Total distributions	(185,268)	(177,885)	(22,287,364)	(53,976,052)
NET INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 10)	1,061,444	5,709,899	190,347,088	102,236,626
Net increase (decrease) in net assets	6,143,186	1,255,135	289,024,078	(23,698,868)
NET ASSETS
Beginning of the year	24,580,826	23,325,691	348,467,557	372,166,425
End of the year	$30,724,012	$24,580,826	$637,491,635	$348,467,557
See accompanying notes to financial statements.
| 52

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund		Natixis U.S. Equity Opportunities Fund
	Year Ended December 31,2023	Year Ended December 31,2022	Year Ended December 31,2023	Year Ended December 31,2022
FROM OPERATIONS:
Net investment income	$7,334,287	$6,273,158	$1,371,572	$1,128,941
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(7,845,466)	(25,614,988)	50,768,461	79,629,441
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	66,111,459	(63,395,171)	211,753,623	(306,110,093)
Net increase (decrease) in net assets resulting from operations	65,600,280	(82,737,001)	263,893,656	(225,351,711)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,424,146)	(2,112,696)	(46,461,965)	(85,070,822)
Class C	(211,014)	(316,972)	(5,579,179)	(10,955,220)
Class N	(6,886)	(4,576)	(13,778)	(20,693)
Class Y	(4,204,232)	(4,025,613)	(19,320,721)	(26,488,550)
Total distributions	(6,846,278)	(6,459,857)	(71,375,643)	(122,535,285)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 10)	(30,035,491)	(86,758,283)	39,116,768	5,882,691
Net increase (decrease) in net assets	28,718,511	(175,955,141)	231,634,781	(342,004,305)
NET ASSETS
Beginning of the year	359,913,807	535,868,948	733,826,491	1,075,830,796
End of the year	$388,632,318	$359,913,807	$965,461,272	$733,826,491
See accompanying notes to financial statements.
53 |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Mid Cap Fund		Vaughan Nelson Small Cap Value Fund
	Year Ended December 31,2023	Year Ended December 31,2022	Year Ended December 31,2023	Year Ended December 31,2022
FROM OPERATIONS:
Net investment income	$1,119,082	$2,267,209	$2,813,425	$82,819
Net realized gain (loss) on investments	19,749,361	(21,324,989)	(9,629,084)	4,298,905
Net change in unrealized appreciation (depreciation) on investments	16,342,125	(18,052,025)	96,818,512	(19,344,302)
Net increase (decrease) in net assets resulting from operations	37,210,568	(37,109,805)	90,002,853	(14,962,578)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(125,295)	(1,087,431)	(318,831)	(3,939,067)
Class C	—	(262,976)	(67,551)	(240,247)
Class N	(367,799)	(2,652,401)	(12,034)	(77,738)
Class Y	(766,274)	(5,985,855)	(2,375,163)	(5,400,412)
Total distributions	(1,259,368)	(9,988,663)	(2,773,579)	(9,657,464)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 10)	(47,517,639)	(58,219,497)	374,368,392	65,258,561
Net increase (decrease) in net assets	(11,566,439)	(105,317,965)	461,597,666	40,638,519
NET ASSETS
Beginning of the year	262,220,688	367,538,653	190,534,533	149,896,014
End of the year	$250,654,249	$262,220,688	$652,132,199	$190,534,533
See accompanying notes to financial statements.
| 54

Financial Highlights
For a share outstanding throughout each period.

	Loomis Sayles International Growth Fund—Class A
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$7.84	$9.57	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01	0.02	(0.01)	0.01
Net realized and unrealized gain (loss)	1.60	(1.71)	(0.41)	0.13
Total from Investment Operations	1.61	(1.69)	(0.42)	0.14
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.04)	(0.01)	(0.01)
Net realized capital gains	—	—	(0.13)	—
Total Distributions	(0.03)	(0.04)	(0.14)	(0.01)
Net asset value, end of the period	$9.42	$7.84	$9.57	$10.13
Total return(b)(c)	20.56%	(17.71)%	(4.07)%	1.37%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$151	$125	$113	$1
Net expenses(e)	1.20%	1.20%	1.20%	1.20%(f)
Gross expenses	1.87%	2.05%	2.71%	13.05%(f)
Net investment income (loss)	0.12%	0.26%	(0.07)%	1.28%(f)
Portfolio turnover rate	5%	11%	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
See accompanying notes to financial statements.
55 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Loomis Sayles International Growth Fund—Class C
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$7.77	$9.51	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.06)	0.02	(0.09)	0.00 (b)
Net realized and unrealized gain (loss)	1.58	(1.76)	(0.40)	0.13
Total from Investment Operations	1.52	(1.74)	(0.49)	0.13
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.00)(b)	(0.00)(b)
Net realized capital gains	—	—	(0.13)	—
Total Distributions	—	—	(0.13)	(0.00)
Net asset value, end of the period	$9.29	$7.77	$9.51	$10.13
Total return(c)(d)	19.56%	(18.30)%	(4.79)%	1.33%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$1	$1	$38	$1
Net expenses(f)	1.95%	1.95%	1.95%	1.95%(g)
Gross expenses	2.53%	2.79%	3.46%	13.78%(g)
Net investment income (loss)	(0.68)%	0.21%	(0.90)%	0.55%(g)
Portfolio turnover rate	5%	11%	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
See accompanying notes to financial statements.
| 56

Financial Highlights (continued)
For a share outstanding throughout each period.

	Loomis Sayles International Growth Fund—Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$7.85	$9.58	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.05	0.03	0.01
Net realized and unrealized gain (loss)	1.61	(1.72)	(0.42)	0.13
Total from Investment Operations	1.65	(1.67)	(0.39)	0.14
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.06)	(0.03)	(0.01)
Net realized capital gains	—	—	(0.13)	—
Total Distributions	(0.06)	(0.06)	(0.16)	(0.01)
Net asset value, end of the period	$9.44	$7.85	$9.58	$10.13
Total return(b)	20.99%	(17.47)%	(3.77)%	1.38%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$25,661	$21,331	$22,953	$15,206
Net expenses(d)	0.90%	0.90%	0.90%	0.90%(e)
Gross expenses	1.47%	1.67%	1.58%	6.48%(e)
Net investment income	0.41%	0.62%	0.29%	1.43%(e)
Portfolio turnover rate	5%	11%	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
See accompanying notes to financial statements.
57 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Loomis Sayles International Growth Fund—Class Y
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$7.85	$9.58	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.04	0.02	0.01
Net realized and unrealized gain (loss)	1.61	(1.72)	(0.41)	0.13
Total from Investment Operations	1.64	(1.68)	(0.39)	0.14
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.05)	(0.03)	(0.01)
Net realized capital gains	—	—	(0.13)	—
Total Distributions	(0.05)	(0.05)	(0.16)	(0.01)
Net asset value, end of the period	$9.44	$7.85	$9.58	$10.13
Total return(b)	20.81%	(17.50)%	(3.81)%	1.38%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$4,911	$3,124	$222	$12
Net expenses(d)	0.95%	0.95%	0.95%	0.95%(e)
Gross expenses	1.62%	1.80%	2.46%	12.58%(e)
Net investment income	0.32%	0.47%	0.19%	1.63%(e)
Portfolio turnover rate	5%	11%	9%	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
See accompanying notes to financial statements.
| 58

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$21.55	$29.04	$23.20	$22.45	$19.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.17	0.07	0.11 (b)	0.18 (c)
Net realized and unrealized gain (loss)	6.48	(4.00)	7.81	2.78	4.93
Total from Investment Operations	6.68	(3.83)	7.88	2.89	5.11
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.20)	(0.05)	(0.12)	(0.21)
Net realized capital gains	(0.83)	(3.46)	(1.99)	(2.02)	(1.89)
Total Distributions	(0.99)	(3.66)	(2.04)	(2.14)	(2.10)
Net asset value, end of the period	$27.24	$21.55	$29.04	$23.20	$22.45
Total return(d)	30.96%(e)	(13.30)%(e)	33.97%(e)	13.01%(b)	26.77%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$257,098	$192,750	$222,435	$170,702	$181,417
Net expenses	1.05%(f)	1.05%(f)	1.12%(f)(g)	1.20%(h)	1.17%
Gross expenses	1.15%	1.10%	1.14%	1.20%(h)	1.17%
Net investment income	0.81%	0.65%	0.25%	0.53%(b)	0.85%(c)
Portfolio turnover rate	40%	69%	23%	22%	15%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been 12.72% and the ratio of net investment income to average net assets would have been 0.27%.

(c)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.13, total return would have been 26.50% and the ratio of net investment income to average net assets would have been 0.62%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.30% to 1.05%.
(h)	Includes refund of prior year service fee of 0.01%.
See accompanying notes to financial statements.
59 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$16.74	$23.50	$19.17	$18.92	$16.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01	(0.02)	(0.12)	(0.04)(b)	0.02 (c)
Net realized and unrealized gain (loss)	5.01	(3.23)	6.44	2.31	4.20
Total from Investment Operations	5.02	(3.25)	6.32	2.27	4.22
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.05)	(0.00)(d)	—	(0.07)
Net realized capital gains	(0.83)	(3.46)	(1.99)	(2.02)	(1.89)
Total Distributions	(0.84)	(3.51)	(1.99)	(2.02)	(1.96)
Net asset value, end of the period	$20.92	$16.74	$23.50	$19.17	$18.92
Total return(e)	29.99%(f)	(13.97)%(f)	32.99%(f)	12.15%(b)	25.82%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$55,880	$51,987	$50,042	$35,940	$54,384
Net expenses	1.80%(g)	1.80%(g)	1.87%(g)(h)	1.95%	1.92%
Gross expenses	1.90%	1.85%	1.89%	1.95%	1.92%
Net investment income (loss)	0.05%	(0.10)%	(0.49)%	(0.23)%(b)	0.12%(c)
Portfolio turnover rate	40%	69%	23%	22%	15%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 11.85% and the ratio of net investment loss to average net assets would have been (0.46)%.

(c)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.02), total return would have been 25.50% and the ratio of net investment loss to average net assets would have been (0.12)%.

(d)	Amount rounds to less than $0.01 per share.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 2.05% to 1.80%.
See accompanying notes to financial statements.
| 60

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$23.36	$31.13	$24.72	$23.78	$20.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	0.26	0.23	0.18 (b)	0.22 (c)
Net realized and unrealized gain (loss)	7.03	(4.29)	8.31	2.98	5.25
Total from Investment Operations	7.33	(4.03)	8.54	3.16	5.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.28)	(0.14)	(0.20)	(0.29)
Net realized capital gains	(0.83)	(3.46)	(1.99)	(2.02)	(1.89)
Total Distributions	(1.06)	(3.74)	(2.13)	(2.22)	(2.18)
Net asset value, end of the period	$29.63	$23.36	$31.13	$24.72	$23.78
Total return(d)	31.35%	(13.06)%	34.54%	13.41%(b)	27.16%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$647	$517	$682	$364	$801
Net expenses(e)	0.75%	0.75%	0.80%(f)	0.86%	0.83%
Gross expenses	1.03%	0.93%	1.55%	1.05%	1.25%
Net investment income	1.11%	0.93%	0.79%	0.85%(b)	0.93%(c)
Portfolio turnover rate	40%	69%	23%	22%	15%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, total return would have been 13.13% and the ratio of net investment income to average net assets would have been 0.67%.

(c)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.22, total return would have been 26.90% and the ratio of net investment income to average net assets would have been 0.92%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.75%.
See accompanying notes to financial statements.
61 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$23.29	$31.04	$24.68	$23.75	$20.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.25	0.17	0.17 (b)	0.27 (c)
Net realized and unrealized gain (loss)	6.98	(4.28)	8.31	2.95	5.17
Total from Investment Operations	7.29	(4.03)	8.48	3.12	5.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.26)	(0.13)	(0.17)	(0.26)
Net realized capital gains	(0.83)	(3.46)	(1.99)	(2.02)	(1.89)
Total Distributions	(1.05)	(3.72)	(2.12)	(2.19)	(2.15)
Net asset value, end of the period	$29.53	$23.29	$31.04	$24.68	$23.75
Total return	31.28%(d)	(13.10)%(d)	34.35%(d)	13.28%(b)	27.06%(c)(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$323,867	$103,213	$99,008	$37,595	$46,836
Net expenses	0.80%(e)	0.80%(e)	0.86%(e)(f)	0.95%	0.91%(e)
Gross expenses	0.90%	0.85%	0.89%	0.95%	0.92%
Net investment income	1.13%	0.89%	0.56%	0.79%(b)	1.16%(c)
Portfolio turnover rate	40%	69%	23%	22%	15%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12, total return would have been 13.00% and the ratio of net investment income to average net assets would have been 0.55%.

(c)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.20, total return would have been 26.80% and the ratio of net investment income to average net assets would have been 0.90%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.05% to 0.80%.
See accompanying notes to financial statements.
| 62

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$12.52	$15.15	$14.15	$13.63	$11.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.26 (b)	0.19	0.27 (c)	(0.00)(d)	0.37 (e)
Net realized and unrealized gain (loss)	2.11	(2.60)	0.96	0.55 (f)	2.38
Total from Investment Operations	2.37	(2.41)	1.23	0.55	2.75
LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.22)	(0.23)	(0.03)	(0.41)
Net asset value, end of the period	$14.64	$12.52	$15.15	$14.15	$13.63
Total return(g)	18.94%(b)(h)	(15.91)%(h)	8.73%(c)(h)	4.06%(h)	24.35%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$142,825	$120,316	$152,900	$131,630	$172,906
Net expenses	1.15%(i)	1.15%(i)	1.17%(i)(j)	1.29%(i)(k)	1.29%
Gross expenses	1.37%	1.38%	1.34%	1.36%	1.29%
Net investment income (loss)	1.84%(b)	1.48%	1.73%(c)	(0.03)%	2.91%(e)
Portfolio turnover rate	26%	33%	37%	63%	28%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)
Includes tax reclaims. Without these, net investment income per share would have been $0.25, total return would have been 18.78% and the ratio of net investment income to average net assets would have been 1.74%.

(c)
Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.13, total return would have been 7.74% and the ratio of net investment income to average net assets would have been 0.84%.

(d)	Amount rounds to less than $0.01 per share.
(e)
Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.55% and the ratio of net investment income to average net assets would have been 2.26%.

(f)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(g)	A sales charge for Class A shares is not reflected in total return calculations.
(h)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(i)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(j)	Effective July 1, 2021, the expense limit decreased from 1.20% to 1.15%.
(k)	Effective July 1, 2020, the expense limit decreased from 1.37% to 1.20%.
See accompanying notes to financial statements.
63 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$12.31	$14.86	$13.85	$13.41	$11.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.16 (b)	0.10	0.13 (c)	(0.08)	0.26 (d)
Net realized and unrealized gain (loss)	2.06	(2.55)	0.97	0.52 (e)	2.34
Total from Investment Operations	2.22	(2.45)	1.10	0.44	2.60
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.10)	(0.09)	—	(0.30)
Net asset value, end of the period	$14.42	$12.31	$14.86	$13.85	$13.41
Total return(f)	18.01%(b)(g)	(16.50)%(g)	7.92%(c)(g)	3.28%(g)	23.44%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$28,598	$39,202	$69,335	$96,772	$179,533
Net expenses	1.90%(h)	1.90%(h)	1.93%(h)(i)	2.05%(h)(j)	2.04%
Gross expenses	2.12%	2.13%	2.09%	2.11%	2.04%
Net investment income (loss)	1.18%(b)	0.78%	0.85%(c)	(0.76)%	2.09%(d)
Portfolio turnover rate	26%	33%	37%	63%	28%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)
Includes tax reclaims. Without these, net investment income per share would have been $0.15, total return would have been 17.85% and the ratio of net investment income to average net assets would have been 1.10%.

(c)
Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.02, total return would have been 6.98% and the ratio of net investment income to average net assets would have been 0.13%.

(d)
Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.18, total return would have been 22.63% and the ratio of net investment income to average net assets would have been 1.43%.

(e)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(f)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(g)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	Effective July 1, 2021, the expense limit decreased from 1.95% to 1.90%.
(j)	Effective July 1, 2020, the expense limit decreased from 2.12% to 1.95%.
See accompanying notes to financial statements.
| 64

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$12.46	$15.08	$14.09	$13.56	$11.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29 (b)	0.32	0.38 (c)	0.04	0.33 (d)
Net realized and unrealized gain (loss)	2.11	(2.68)	0.89	0.56 (e)	2.45
Total from Investment Operations	2.40	(2.36)	1.27	0.60	2.78
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.26)	(0.28)	(0.07)	(0.47)
Net asset value, end of the period	$14.57	$12.46	$15.08	$14.09	$13.56
Total return(f)	19.30%(b)	(15.65)%	9.01%(c)	4.44%	24.75%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$348	$222	$704	$290	$811
Net expenses(g)	0.85%	0.85%	0.87%(h)	0.92%(i)	0.94%
Gross expenses	1.44%	1.01%	1.25%	1.17%	1.08%
Net investment income	2.08%(b)	2.56%	2.49%(c)	0.37%	2.56%(d)
Portfolio turnover rate	26%	33%	37%	63%	28%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes tax reclaims. Without these, net investment income per share would have been $0.27, total return would have been 19.14% and the ratio of net investment income to average net assets would have been 1.95%.

(c)
Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.11, total return would have been 8.09% and the ratio of net investment income to average net assets would have been 0.70%.

(d)
Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.27, total return would have been 23.94% and the ratio of net investment income to average net assets would have been 2.15%.

(e)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(i)	Effective July 1, 2020, the expense limit decreased from 1.07% to 0.90%.
See accompanying notes to financial statements.
65 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class Y
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$12.45	$15.07	$14.08	$13.56	$11.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29 (b)	0.22	0.30 (c)	0.04	0.37 (d)
Net realized and unrealized gain (loss)	2.11	(2.58)	0.96	0.55 (e)	2.40
Total from Investment Operations	2.40	(2.36)	1.26	0.59	2.77
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.26)	(0.27)	(0.07)	(0.46)
Net asset value, end of the period	$14.56	$12.45	$15.07	$14.08	$13.56
Total return	19.26%(b)(f)	(15.71)%(f)	8.97%(c)(f)	4.32%(f)	24.64%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$216,862	$200,175	$312,930	$275,468	$244,586
Net expenses	0.90%(g)	0.90%(g)	0.92%(g)(h)	1.03%(g)(i)	1.04%
Gross expenses	1.12%	1.13%	1.09%	1.11%	1.04%
Net investment income	2.08%(b)	1.66%	1.96%(c)	0.41%	2.91%(d)
Portfolio turnover rate	26%	33%	37%	63%	28%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes tax reclaims. Without these, net investment income per share would have been $0.28, total return would have been 19.18% and the ratio of net investment income to average net assets would have been 1.98%.

(c)
Includes a non-recurring dividend and tax reclaims. Without these, net investment income per share would have been $0.17, total return would have been 8.04% and the ratio of net investment income to average net assets would have been 1.07%.

(d)
Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.84% and the ratio of net investment income to average net assets would have been 2.29%.

(e)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.90%.
(i)	Effective July 1, 2020, the expense limit decreased from 1.12% to 0.95%.
See accompanying notes to financial statements.
| 66

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$29.01	$43.12	$39.04	$36.53	$31.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.04	0.03	(0.11)	(0.05)	0.15 (b)
Net realized and unrealized gain (loss)	10.66	(8.89)	8.99	7.66	9.34
Total from Investment Operations	10.70	(8.86)	8.88	7.61	9.49
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.03)	—	—	(0.17)
Net realized capital gains	(2.95)	(5.22)	(4.80)	(5.10)	(3.79)
Total Distributions	(2.98)	(5.25)	(4.80)	(5.10)	(3.96)
Net asset value, end of the period	$36.73	$29.01	$43.12	$39.04	$36.53
Total return(c)	37.01%	(21.15)%	23.14%	22.09%	31.03%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$612,653	$512,392	$733,423	$649,754	$616,922
Net expenses	1.10%	1.12%	1.14%	1.17%	1.17%
Gross expenses	1.10%	1.12%	1.14%	1.17%	1.17%
Net investment income (loss)	0.11%	0.09%	(0.25)%	(0.14)%	0.42%(b)
Portfolio turnover rate	36%	46%	18%	26%	12%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)
Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.09, total return would have been 30.87% and the ratio of net investment income to average net assets would have been 0.26%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
See accompanying notes to financial statements.
67 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$12.12	$21.82	$21.89	$22.65	$20.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.12)	(0.24)	(0.19)	(0.07)(b)
Net realized and unrealized gain (loss)	4.43	(4.36)	4.97	4.53	6.10
Total from Investment Operations	4.34	(4.48)	4.73	4.34	6.03
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(0.01)
Net realized capital gains	(2.95)	(5.22)	(4.80)	(5.10)	(3.79)
Total Distributions	(2.95)	(5.22)	(4.80)	(5.10)	(3.80)
Net asset value, end of the period	$13.51	$12.12	$21.82	$21.89	$22.65
Total return(c)	35.98%	(21.77)%	22.27%	21.15%	30.06%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$30,479	$29,356	$57,492	$63,126	$77,924
Net expenses	1.85%	1.87%	1.89%	1.92%	1.92%
Gross expenses	1.85%	1.87%	1.89%	1.92%	1.92%
Net investment loss	(0.64)%	(0.66)%	(0.99)%	(0.87)%	(0.31)%(b)
Portfolio turnover rate	36%	46%	18%	26%	12%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.11), total return would have been 29.85% and the ratio of net investment loss to average net assets would have been (0.48)%.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
See accompanying notes to financial statements.
| 68

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$37.72	$54.14	$47.84	$43.61	$36.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.18	0.03	0.13	0.19 (b)
Net realized and unrealized gain (loss)	13.89	(11.23)	11.07	9.20	11.14
Total from Investment Operations	14.09	(11.05)	11.10	9.33	11.33
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.15)	—	—	(0.30)
Net realized capital gains	(2.95)	(5.22)	(4.80)	(5.10)	(3.79)
Total Distributions	(3.10)	(5.37)	(4.80)	(5.10)	(4.09)
Net asset value, end of the period	$48.71	$37.72	$54.14	$47.84	$43.61
Total return(c)	37.44%	(20.88)%	23.53%	22.48%	31.44%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$224	$167	$177	$172	$654
Net expenses(d)	0.78%	0.81%	0.83%	0.84%	0.83%
Gross expenses	1.39%	1.34%	1.38%	1.13%	1.42%
Net investment income	0.43%	0.41%	0.06%	0.31%	0.44%(b)
Portfolio turnover rate	36%	46%	18%	26%	12%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.19, total return would have been 31.27% and the ratio of net investment income to average net assets would have been 0.44%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
See accompanying notes to financial statements.
69 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$37.60	$53.99	$47.74	$43.56	$36.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.15	0.00 (b)	0.05	0.29 (c)
Net realized and unrealized gain (loss)	13.84	(11.20)	11.05	9.23	10.99
Total from Investment Operations	14.01	(11.05)	11.05	9.28	11.28
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.12)	—	—	(0.26)
Net realized capital gains	(2.95)	(5.22)	(4.80)	(5.10)	(3.79)
Total Distributions	(3.07)	(5.34)	(4.80)	(5.10)	(4.05)
Net asset value, end of the period	$48.54	$37.60	$53.99	$47.74	$43.56
Total return	37.35%	(20.95)%	23.48%	22.36%	31.36%(c)(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$322,106	$191,912	$284,738	$243,302	$283,864
Net expenses	0.85%	0.87%	0.89%	0.92%	0.91%(e)
Gross expenses	0.85%	0.87%	0.89%	0.92%	0.92%
Net investment income	0.37%	0.35%	0.00 (f)	0.13%	0.69%(c)
Portfolio turnover rate	36%	46%	18%	26%	12%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)
Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.22, total return would have been 31.16% and the ratio of net investment income to average net assets would have been 0.53%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Amount rounds to less than 0.01%.
See accompanying notes to financial statements.
| 70

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class A
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$19.64	$22.70	$21.79	$22.42	$17.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.11	0.05	0.07	0.03
Net realized and unrealized gain (loss)	3.14	(2.53)	4.52	1.96	5.21
Total from Investment Operations	3.19	(2.42)	4.57	2.03	5.24
LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.13)	(0.04)	(0.04)	(0.02)
Net realized capital gains	—	(0.51)	(3.62)	(2.62)	(0.17)
Total Distributions	(0.07)	(0.64)	(3.66)	(2.66)	(0.19)
Net asset value, end of the period	$22.76	$19.64	$22.70	$21.79	$22.42
Total return(b)(c)	16.26%	(10.80)%	21.32%	10.46%	30.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$38,864	$33,507	$37,849	$30,567	$33,434
Net expenses(d)	1.15%	1.15%	1.17%(e)	1.20%	1.25%(f)(g)
Gross expenses	1.25%	1.21%	1.23%	1.29%	1.28%(g)
Net investment income	0.25%	0.55%	0.22%	0.35%	0.16%
Portfolio turnover rate	94%	53%	71%	52%	52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.20% to 1.15%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.40% to 1.20%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.23% and the ratio of gross expenses would have been 1.26%.
See accompanying notes to financial statements.
71 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class C
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$17.75	$20.58	$20.15	$21.06	$16.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)	(0.04)	(0.13)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	2.83	(2.28)	4.18	1.79	4.90
Total from Investment Operations	2.73	(2.32)	4.05	1.71	4.80
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.00)(b)	—	(0.00)(b)
Net realized capital gains	—	(0.51)	(3.62)	(2.62)	(0.17)
Total Distributions	—	(0.51)	(3.62)	(2.62)	(0.17)
Net asset value, end of the period	$20.48	$17.75	$20.58	$20.15	$21.06
Total return(c)(d)	15.38%	(11.46)%	20.44%	9.60%	29.25%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$3,650	$7,405	$11,436	$14,023	$21,932
Net expenses(e)	1.90%	1.90%	1.93%(f)	1.95%	1.99%(g)(h)
Gross expenses	2.00%	1.96%	1.98%	2.04%	2.02%(h)
Net investment loss	(0.55)%	(0.22)%	(0.56)%	(0.42)%	(0.50)%
Portfolio turnover rate	94%	53%	71%	52%	52%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.95% to 1.90%.
(g)	Effective July 1, 2019, the expense limit decreased from 2.15% to 1.95%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.98% and the ratio of gross expenses would have been 2.01%.
See accompanying notes to financial statements.
| 72

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$19.95	$23.05	$22.07	$22.66	$17.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.17	0.14	0.13	0.11
Net realized and unrealized gain (loss)	3.19	(2.57)	4.58	2.00	5.27
Total from Investment Operations	3.30	(2.40)	4.72	2.13	5.38
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.19)	(0.12)	(0.10)	(0.09)
Net realized capital gains	—	(0.51)	(3.62)	(2.62)	(0.17)
Total Distributions	(0.13)	(0.70)	(3.74)	(2.72)	(0.26)
Net asset value, end of the period	$23.12	$19.95	$23.05	$22.07	$22.66
Total return(b)	16.56%	(10.54)%	21.70%	10.83%	30.67%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$63,894	$72,804	$91,416	$17,965	$18,262
Net expenses(c)	0.85%	0.85%	0.86%(d)	0.90%	0.92%(e)(f)
Gross expenses	0.90%	0.87%	0.89%	0.94%	0.93%(f)
Net investment income	0.55%	0.84%	0.55%	0.65%	0.51%
Portfolio turnover rate	94%	53%	71%	52%	52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(e)	Effective July 1, 2019, the expense limit decreased from 1.10% to 0.90%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.91% and the ratio of gross expenses would have been 0.91%.
See accompanying notes to financial statements.
73 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class Y
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$19.99	$23.09	$22.10	$22.69	$17.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.16	0.11	0.12	0.10
Net realized and unrealized gain (loss)	3.20	(2.57)	4.60	2.00	5.26
Total from Investment Operations	3.30	(2.41)	4.71	2.12	5.36
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.18)	(0.10)	(0.09)	(0.07)
Net realized capital gains	—	(0.51)	(3.62)	(2.62)	(0.17)
Total Distributions	(0.12)	(0.69)	(3.72)	(2.71)	(0.24)
Net asset value, end of the period	$23.17	$19.99	$23.09	$22.10	$22.69
Total return(b)	16.52%	(10.58)%	21.65%	10.76%	30.52%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$144,247	$148,505	$226,838	$227,501	$298,705
Net expenses(c)	0.90%	0.90%	0.93%(d)	0.95%	1.00%(e)(f)
Gross expenses	1.00%	0.96%	0.98%	1.04%	1.02%(f)
Net investment income	0.49%	0.78%	0.45%	0.60%	0.48%
Portfolio turnover rate	94%	53%	71%	52%	52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.90%.
(e)	Effective July 1, 2019, the expense limit decreased from 1.15% to 0.95%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.98% and the ratio of gross expenses would have been 1.01%.
See accompanying notes to financial statements.
| 74

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$15.17	$17.87	$16.69	$15.45	$12.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.09	(0.02)	0.00 (b)(c)	0.00 (b)	0.02
Net realized and unrealized gain (loss)	3.67	(1.78)	4.98	1.33	3.06
Total from Investment Operations	3.76	(1.80)	4.98	1.33	3.08
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	—	(0.01)	(0.00)(b)	(0.03)
Net realized capital gains	—	(0.90)	(3.79)	(0.09)	(0.08)
Total Distributions	(0.05)	(0.90)	(3.80)	(0.09)	(0.11)
Net asset value, end of the period	$18.88	$15.17	$17.87	$16.69	$15.45
Total return(d)(e)	24.82%	(10.19)%	30.24%(c)	8.91%	24.66%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$111,268	$66,339	$81,493	$61,571	$67,525
Net expenses(f)	1.25%	1.25%	1.27%(g)	1.32%(h)	1.40%(i)
Gross expenses	1.37%	1.37%	1.43%	1.53%	1.47%
Net investment income (loss)	0.53%	(0.12)%	0.01%(c)	0.02%	0.12%
Portfolio turnover rate	72%	63%	92%	105%	61%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.05), total return would have been 29.95% and the ratio of net investment loss to average net assets would have been (0.25)%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 1.30% to 1.25%.
(h)	Effective July 1, 2020, the expense limit decreased from 1.34% to 1.30%.
(i)	Effective July 1, 2019, the expense limit decreased from 1.45% to 1.34%.
See accompanying notes to financial statements.
75 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$5.30	$6.94	$8.34	$7.84	$6.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)	(0.04)	(0.06)(b)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	1.28	(0.70)	2.45	0.64	1.57
Total from Investment Operations	1.27	(0.74)	2.39	0.59	1.52
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	—	—	(0.00)(c)	(0.01)
Net realized capital gains	—	(0.90)	(3.79)	(0.09)	(0.08)
Total Distributions	(0.06)	(0.90)	(3.79)	(0.09)	(0.09)
Net asset value, end of the period	$6.51	$5.30	$6.94	$8.34	$7.84
Total return(d)(e)	23.93%	(11.01)%	29.45%(b)	8.08%	23.69%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$7,988	$2,118	$966	$983	$1,450
Net expenses(f)	2.00%	2.00%	2.03%(g)	2.07%(h)	2.16%(i)
Gross expenses	2.12%	2.12%	2.19%	2.28%	2.23%
Net investment loss	(0.14)%	(0.74)%	(0.67)%(b)	(0.71)%	(0.68)%
Portfolio turnover rate	72%	63%	92%	105%	61%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.10), total return would have been 29.09% and the ratio of net investment loss to average net assets would have been (0.99)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 2.05% to 2.00%.
(h)	Effective July 1, 2020, the expense limit decreased from 2.09% to 2.05%.
(i)	Effective July 1, 2019, the expense limit decreased from 2.20% to 2.09%.
See accompanying notes to financial statements.
| 76

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$16.16	$18.96	$17.52	$16.20	$13.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.04	0.01 (b)	0.04	0.08
Net realized and unrealized gain (loss)	3.93	(1.91)	5.29	1.42	3.20
Total from Investment Operations	4.08	(1.87)	5.30	1.46	3.28
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.03)	(0.07)	(0.05)	(0.08)
Net realized capital gains	—	(0.90)	(3.79)	(0.09)	(0.08)
Total Distributions	(0.10)	(0.93)	(3.86)	(0.14)	(0.16)
Net asset value, end of the period	$20.14	$16.16	$18.96	$17.52	$16.20
Total return(c)	25.24%	(9.95)%	30.64%(b)	9.27%	25.08%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$2,506	$1,493	$1,383	$23	$21
Net expenses(d)	0.95%	0.95%	0.97%(e)	1.02%(f)	1.03%(g)
Gross expenses	1.08%	1.10%	1.19%	6.54%	11.80%
Net investment income	0.84%	0.22%	0.03%(b)	0.31%	0.52%
Portfolio turnover rate	72%	63%	92%	105%	61%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been 30.37% and the ratio of net investment income to average net assets would have been 0.03%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.00% to 0.95%.
(f)	Effective July 1, 2020, the expense limit decreased from 1.04% to 1.00%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.15% to 1.04%.
See accompanying notes to financial statements.
77 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of the period	$16.15	$18.95	$17.51	$16.19	$13.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.04	0.06 (b)	0.04	0.05
Net realized and unrealized gain (loss)	3.89	(1.91)	5.23	1.41	3.21
Total from Investment Operations	4.05	(1.87)	5.29	1.45	3.26
LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.03)	(0.06)	(0.04)	(0.07)
Net realized capital gains	—	(0.90)	(3.79)	(0.09)	(0.08)
Total Distributions	(0.09)	(0.93)	(3.85)	(0.13)	(0.15)
Net asset value, end of the period	$20.11	$16.15	$18.95	$17.51	$16.19
Total return(c)	25.10%	(9.98)%	30.61%(b)	9.23%	24.88%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$530,371	$120,585	$66,054	$49,315	$44,482
Net expenses(d)	1.00%	1.00%	1.02%(e)	1.07%(f)	1.15%(g)
Gross expenses	1.12%	1.12%	1.18%	1.28%	1.23%
Net investment income	0.91%	0.22%	0.28%(b)	0.26%	0.35%
Portfolio turnover rate	72%	63%	92%	105%	61%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.00, total return would have been 30.26% and the ratio of net investment income to average net assets would have been 0.01%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.05% to 1.00%.
(f)	Effective July 1, 2020, the expense limit decreased from 1.09% to 1.05%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.20% to 1.09%.
See accompanying notes to financial statements.
| 78

Notes to Financial Statements
December 31, 2023
1.Organization.  Loomis Sayles Funds II, Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:
Loomis Sayles Funds II:
Loomis Sayles International Growth Fund (“International Growth Fund”)
Natixis Funds Trust I:
Natixis Oakmark International Fund
Natixis U.S. Equity Opportunities Fund (“U.S. Equity Opportunities Fund”)
Vaughan Nelson Small Cap Value Fund (“Small Cap Value Fund”)
Natixis Funds Trust II:
Natixis Oakmark Fund
Vaughan Nelson Mid Cap Fund (“Mid Cap Fund”)
Each Fund is a diversified investment company, except for International Growth Fund, which is a non-diversified investment company.
Each Fund offers Class A, Class C, Class N and Class Y shares.
Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.
Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.
2.Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds' financial statements.
a. Valuation. Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Shares of open-end investment companies are valued at net asset value (“NAV”) per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing
79 |

Notes to Financial Statements (continued)
December 31, 2023
bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.
The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s NAV is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
b. Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested and stock dividends are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.
c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.
The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.
The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.
| 80

Notes to Financial Statements (continued)
December 31, 2023
d. Forward Foreign Currency Contracts. A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund's Portfolio of Investments.
e. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2023 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.
A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.
Certain Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (“EU reclaims”) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. EU reclaims are recognized by a Fund when deemed more likely than not to be collected, and are reflected as a reduction of foreign taxes withheld in the Statements of Operations. Any related receivable is reflected as tax reclaims receivable in the Statements of Assets and Liabilities. Under certain circumstances, EU reclaims may be subject to closing agreements with the Internal Revenue Service ("IRS"), which may materially reduce the reclaim amounts realized by the Funds. Fees and expenses associated with closing agreements will be reflected in the Statements of Operations when it is determined that a closing agreement with the IRS is required.
f. Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as capital gains taxes, deferred Trustees’ fees, forward foreign currency contract mark-to-market, tax equalization, distribution re-designations, foreign currency gains and losses, corporate actions, passive foreign investment company adjustments, return of capital distributions received and capital gain distribution received. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to capital gains taxes, wash sales, forward foreign currency contract mark-to-market, return of capital distributions received, corporate actions, deferred Trustees’ fees, deferral of EU reclaims, capital gain distribution received and passive foreign investment company adjustments. Amounts of income and capital gain available to be distributed on a tax basis are
81 |

Notes to Financial Statements (continued)
December 31, 2023
determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.
The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2023 and 2022 was as follows:
	2023 Distributions			2022 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
International Growth Fund	$185,268	$—	$185,268	$177,885	$—	$177,885
Natixis Oakmark Fund	3,814,121	18,473,243	22,287,364	2,835,653	51,140,399	53,976,052
Natixis Oakmark International Fund	6,846,278	—	6,846,278	6,459,857	—	6,459,857
U.S. Equity Opportunities Fund	26,791,709	44,583,934	71,375,643	1,935,796	120,599,489	122,535,285
Mid Cap Fund	1,259,368	—	1,259,368	2,282,950	7,705,713	9,988,663
Small Cap Value Fund	2,773,579	—	2,773,579	2,901,818	6,755,646	9,657,464
Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund
Undistributed ordinary income	$7,408	$76,898	$404,419	$172,594
Undistributed long-term capital gains	—	4,561,834	—	—
Total undistributed earnings	7,408	4,638,732	404,419	172,594
Capital loss carryforward:
Short-term:
No expiration date	(113,821)	—	(9,746,895)	—
Long-term:
No expiration date	—	—	(125,804,223)	—
Total capital loss carryforward	(113,821)	—	(135,551,118)	—
Late-year ordinary and post-October capital loss deferrals*	—	—	—	(17,046,776)
Unrealized appreciation (depreciation)	(836,118)	76,895,264	21,979,199	306,425,054
Total accumulated earnings (losses)	$(942,531)	$81,533,996	$(113,167,500)	$289,550,872
| 82

Notes to Financial Statements (continued)
December 31, 2023

	Mid Cap Fund	Small Cap Value Fund
Undistributed ordinary income	$11,282	$62,501
Capital loss carryforward:
Short-term:
No expiration date	(4,503,728)	(5,119,417)
Long-term:
No expiration date	—	(3,896,979)
Total capital loss carryforward	(4,503,728)	(9,016,396)
Unrealized appreciation	52,322,858	98,895,864
Total accumulated earnings	$47,830,412	$89,941,969

*
Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. U.S. Equity
Opportunities Fund is deferring capital losses.

As of December 31, 2023, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:
	International Growth Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund	Mid Cap Fund	Small Cap Value Fund
Federal tax cost	$31,300,954	$558,886,069	$361,130,920	$657,777,360	$196,949,236	$550,288,853
Gross tax appreciation	$4,096,930	$83,242,546	$56,353,974	$331,568,527	$52,638,403	$102,896,222
Gross tax depreciation	(4,939,611)	(6,347,282)	(34,086,888)	(25,143,398)	(315,545)	(4,000,358)
Net tax appreciation (depreciation)	$(842,681)	$76,895,264	$22,267,086	$306,425,129	$52,322,858	$98,895,864
The difference between these amounts and those reported in the components of distributable earnings, if any, are primarily attributable to foreign currency mark-to-market and foreign capital gains taxes.
g. Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2023, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.
h. Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
i. Regulatory Update. Effective January 24, 2023, the SEC adopted a release (the “Release”) containing rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. In addition to the removal of financial statements from the new tailored shareholder reports, the Release requires mandatory mailing of the reports, unless a shareholder specifically opts out and chooses electronic delivery. The Release also requires that the new tailored shareholder reports be no longer than 2-4 pages, include only a single share class of a single fund, and use a broad-based securities market index for performance comparison
83 |

Notes to Financial Statements (continued)
December 31, 2023
purposes. Management is evaluating the impact of the Release on the content of the current shareholder report and newly created tailored shareholder reports and expects to meet the required compliance date of July 24, 2024.
3.Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds' pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Funds' investments as of December 31, 2023, at value:
International Growth Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,350,044	$—	$1,350,044
Belgium	—	642,576	—	642,576
China	4,574,661	2,237,142	—	6,811,803
Denmark	—	2,112,314	—	2,112,314
France	—	1,476,171	—	1,476,171
Germany	—	1,064,521	—	1,064,521
Japan	—	1,117,814	—	1,117,814
Macau	—	246,438	—	246,438
Netherlands	—	1,725,988	—	1,725,988
Switzerland	566,313	959,600	—	1,525,913
United Kingdom	—	1,689,531	—	1,689,531
United States	3,222,210	2,809,754	—	6,031,964
All Other Common Stocks(a)	4,179,567	—	—	4,179,567
Total Common Stocks	12,542,751	17,431,893	—	29,974,644
Short-Term Investments	—	483,572	—	483,572
Total Investments	$12,542,751	$17,915,465	$—	$30,458,216

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
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Notes to Financial Statements (continued)
December 31, 2023

Natixis Oakmark Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$603,664,726	$—	$—	$603,664,726
Short-Term Investments	—	32,116,607	—	32,116,607
Total Investments	$603,664,726	$32,116,607	$—	$635,781,333

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Natixis Oakmark International Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$5,196,122	$—	$5,196,122
China	—	5,252,621	—	5,252,621
Denmark	—	4,568,374	—	4,568,374
France	—	63,715,373	—	63,715,373
Germany	—	99,870,801	—	99,870,801
India	—	2,586,988	—	2,586,988
Indonesia	—	582,539	—	582,539
Italy	—	9,220,187	—	9,220,187
Japan	—	13,037,932	—	13,037,932
Korea	—	7,480,010	—	7,480,010
Netherlands	—	18,212,154	—	18,212,154
Spain	—	5,503,685	—	5,503,685
Sweden	—	14,757,196	—	14,757,196
Switzerland	—	31,230,556	—	31,230,556
United Kingdom	3,890,972	68,863,505	—	72,754,477
All Other Common Stocks(a)	13,057,859	—	—	13,057,859
Total Common Stocks	16,948,831	350,078,043	—	367,026,874
Preferred Stocks(a)	—	6,746,111	—	6,746,111
Short-Term Investments	—	9,624,351	—	9,624,351
Total Investments	$16,948,831	$366,448,505	$—	$383,397,336

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

U.S. Equity Opportunities Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$941,915,248	$—	$—	$941,915,248
Short-Term Investments	—	22,287,241	—	22,287,241
Total Investments	$941,915,248	$22,287,241	$—	$964,202,489

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
85 |

Notes to Financial Statements (continued)
December 31, 2023

Mid Cap Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$247,520,222	$—	$—	$247,520,222
Short-Term Investments	—	1,751,872	—	1,751,872
Total Investments	$247,520,222	$1,751,872	$—	$249,272,094

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$626,591,088	$—	$—	$626,591,088
Short-Term Investments	—	22,593,629	—	22,593,629
Total Investments	$626,591,088	$22,593,629	$—	$649,184,717

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
4.Purchases and Sales of Securities. For the year ended December 31, 2023, purchases and sales of securities (excluding short-term investments) were as follows:
Fund	Purchases	Sales
International Growth Fund	$2,394,395	$1,519,247
Natixis Oakmark Fund	320,776,587	170,887,787
Natixis Oakmark International Fund	97,104,753	130,320,440
U.S. Equity Opportunities Fund	292,596,770	342,594,599
Mid Cap Fund	223,902,210	268,498,381
Small Cap Value Fund	604,428,522	240,083,388
5.Management Fees and Other Transactions with Affiliates.
a. Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to International Growth Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, International Growth Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors, LLC (“Natixis Advisors”) serves as investment adviser to Natixis Oakmark Fund, Natixis Oakmark International Fund, U.S. Equity Opportunities Fund, Mid Cap Fund and Small Cap Value Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:
Percentage of Average Daily Net Assets
Fund	First $150 million	Next $50 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	0.70%	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.75%	0.75%	0.75%	0.70%	0.70%
U.S. Equity Opportunities Fund	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Mid Cap Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.70%
Small Cap Value Fund	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
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Notes to Financial Statements (continued)
December 31, 2023
Prior to July 1, 2023, U.S. Equity Opportunities Fund paid a management fee at the annual rate of 0.70% of the Fund’s average daily net assets, calculated daily and payable monthly.
Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
U.S. Equity Opportunities Fund	Harris Loomis Sayles
Mid Cap Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Small Cap Value Fund	Vaughan Nelson
Natixis Advisors, Harris and Vaughan Nelson are subsidiaries of Natixis Investment Managers, LLC.
Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:
Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	Harris	0.52%	0.52%	0.50%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.50%	0.50%	0.45%	0.45%
U.S. Equity Opportunities Fund
Large Cap Value Segment	Harris	0.51%	0.51%	0.51%	0.51%	0.51%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%	0.35%	0.35%	0.35%
Mid Cap Fund	Vaughan Nelson	0.47%	0.47%	0.47%	0.47%	0.44%
Small Cap Value Fund	Vaughan Nelson	0.52%	0.52%	0.52%	0.52%	0.52%
Prior to July 1, 2023, U.S. Equity Opportunities Fund Large Cap Value Segment had paid its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:
Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
U.S. Equity Opportunities Fund
Large Cap Value Segment	Harris	0.52%	0.52%	0.52%	0.52%	0.52%
Loomis Sayles and Natixis Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2024, except for U.S. Equity Opportunities Fund which is in effect until April 30, 2025, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.
87 |

Notes to Financial Statements (continued)
December 31, 2023
For the year ended December 31, 2023, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
International Growth Fund	1.20%	1.95%	0.90%	0.95%
Natixis Oakmark Fund	1.05%	1.80%	0.75%	0.80%
Natixis Oakmark International Fund	1.15%	1.90%	0.85%	0.90%
U.S. Equity Opportunities Fund	1.12%	1.87%	0.82%	0.87%
Mid Cap Fund	1.15%	1.90%	0.85%	0.90%
Small Cap Value Fund	1.25%	2.00%	0.95%	1.00%
Prior to July 1, 2023, the expense limits as a percentage of average daily net assets under the expense limitation agreements for U.S. Equity Opportunities Fund were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
U.S. Equity Opportunities Fund	1.15%	1.90%	0.85%	0.90%
Loomis Sayles and Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
For the year ended December 31, 2023, the management fees and waiver of management fees for each Fund were as follows:
	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
International Growth Fund	$214,448	$166,923	$47,525	0.75%	0.17%
Natixis Oakmark Fund	3,011,450	438,455	2,572,995	0.67%	0.57%
Natixis Oakmark International Fund	3,024,746	861,715	2,163,031	0.79%	0.56%
U.S. Equity Opportunities Fund	5,769,710	—	5,769,710	0.68%	0.68%
Mid Cap Fund	1,868,542	204,159	1,664,383	0.75%	0.67%
Small Cap Value Fund	2,975,008	404,650	2,570,358	0.85%	0.73%

[1]	Management fee waivers are subject to possible recovery until December 31, 2024.
No expenses were recovered for any of the Funds during the year ended December 31, 2023 under the terms of the expense limitation agreements.
b. Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution"), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.
Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).
Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.
Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.
| 88

Notes to Financial Statements (continued)
December 31, 2023
Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.
For the year ended December 31, 2023, the service and distribution fees for each Fund were as follows:
	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
International Growth Fund	$348	$2	$6
Natixis Oakmark Fund	548,432	130,178	390,534
Natixis Oakmark International Fund	343,505	88,014	264,042
U.S. Equity Opportunities Fund	1,409,846	74,698	224,093
Mid Cap Fund	85,732	14,555	43,662
Small Cap Value Fund	211,518	10,995	32,986
c. Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.
For the year ended December 31, 2023, the administrative fees for each Fund were as follows:
Fund	Administrative Fees
International Growth Fund	$13,245
Natixis Oakmark Fund	207,874
Natixis Oakmark International Fund	177,532
U.S. Equity Opportunities Fund	390,705
Mid Cap Fund	115,399
Small Cap Value Fund	162,073
d. Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.
For the year ended December 31, 2023, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:
Fund	Sub-Transfer Agent Fees
International Growth Fund	$3,313
Natixis Oakmark Fund	242,490
Natixis Oakmark International Fund	622,046
U.S. Equity Opportunities Fund	309,326
Mid Cap Fund	163,466
Small Cap Value Fund	307,272
89 |

Notes to Financial Statements (continued)
December 31, 2023
As of December 31, 2023, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):
Fund	Reimbursements of Sub-Transfer Agent Fees
International Growth Fund	$40
Natixis Oakmark Fund	2,925
Natixis Oakmark International Fund	6,453
U.S. Equity Opportunities Fund	3,642
Mid Cap Fund	1,636
Small Cap Value Fund	3,560
Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.
e. Commissions. Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2023 were as follows:
Fund	Commissions
Natixis Oakmark Fund	$54,583
Natixis Oakmark International Fund	6,519
U.S. Equity Opportunities Fund	15,650
Mid Cap Fund	929
Small Cap Value Fund	9,098
f.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.
Effective January 1, 2024, the Chairperson of the Board of Trustees will receive a retainer fee at the annual rate of $385,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $225,000. Each Independent Trustee will receive a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person. The chairperson of the Contract Review Committee and the chairperson of the Audit Committee each will receive an additional retainer fee at the annual rate of $25,000. All other Trustees fees will remain unchanged.
A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.
Certain officers and employees of Natixis Advisors, Loomis Sayles and affiliates are also officers and/or Trustees of the Trusts.
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Notes to Financial Statements (continued)
December 31, 2023
g. Affiliated Ownership. As of December 31, 2023, Natixis and affiliates held shares of International Growth Fund representing 99.39% of the Fund's net assets.
Investment activities of affiliated shareholders could have material impacts on the Fund.
h. Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2024 and is not subject to recovery under the expense limitation agreement described above.
For the year ended December 31, 2023, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:
Reimbursement of Transfer Agency Expenses
Fund	Class N
International Growth Fund	$1,230
Natixis Oakmark Fund	1,235
Natixis Oakmark International Fund	1,268
U.S. Equity Opportunities Fund	1,225
Mid Cap Fund	1,451
Small Cap Value Fund	1,323
6.Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.
For the year ended December 31, 2023, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):
	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
International Growth Fund	$209	$1	$1,230	$6,790
Natixis Oakmark Fund	182,383	43,516	1,235	144,559
Natixis Oakmark International Fund	235,089	60,050	1,268	359,942
U.S. Equity Opportunities Fund	380,369	20,209	1,225	166,479
Mid Cap Fund	34,484	5,850	1,451	143,948
Small Cap Value Fund	91,425	4,845	1,323	286,298
7.Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a syndicated, revolving, committed, unsecured line of credit with State Street Bank as administrative agent. The aggregate revolving commitment amount is $575,000,000. Any one Fund may borrow up to $402,500,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $575,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.
Prior to April 6, 2023, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate did not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.
91 |

Notes to Financial Statements (continued)
December 31, 2023
For the year ended December 31, 2023, U.S. Equity Opportunities Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $2,850,000 at a weighted average interest rate of 5.43%. Interest expense incurred on the line of credit was $1,720.
8.Risk. The Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund's investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
International Growth Fund may invest to a significant extent in variable interest entity (“VIE”) structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to obtain economic benefits from the Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted or prohibited the ownership of such company by foreign investors. The Fund’s exposure to VIE structures may pose additional risks because the VIE structure is not formally recognized under Chinese law. The Chinese government may cease to tolerate VIE structures at any time or impose new restrictions. In addition, Chinese companies using the VIE structure, and listed on stock exchanges in the U.S., could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board, or other U.S. regulators. Any of these risks could reduce the liquidity and value of these investments or render them valueless.
International Growth Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.
Geopolitical events (such as trading halts, sanctions or wars) could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These, and other related events, could significantly impact a Fund's performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to issuers in the country or countries involved.
9.Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2023, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:
Fund	Number of 5% Account Holders	Percentage of Ownership
Natixis Oakmark Fund	1	6.68%
Natixis Oakmark International Fund	1	23.83%
U.S. Equity Opportunities Fund	1	6.59%
Mid Cap Fund	2	23.77%
Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.
| 92

Notes to Financial Statements (continued)
December 31, 2023
10.Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
International Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,503	$21,700	4,118	$33,249
Issued in connection with the reinvestment of distributions	54	506	71	565
Redeemed	(2,485)	(22,346)	—	—
Net change	72	$(140)	4,189	$33,814
Class C
Redeemed	—	$—	(3,928)	$(33,853)
Net change	—	$—	(3,928)	$(33,853)
Class N
Issued from the sale of shares	—	$—	319,693	$2,500,000
Issued in connection with the reinvestment of distributions	1,970	18,612	2,314	18,351
Net change	1,970	$18,612	322,007	$2,518,351
Class Y
Issued from the sale of shares	119,836	$1,017,450	374,914	$3,190,418
Issued in connection with the reinvestment of distributions	2,930	27,691	2,707	21,469
Redeemed	(246)	(2,169)	(2,822)	(20,300)
Net change	122,520	$1,042,972	374,799	$3,191,587
Increase from capital share transactions	124,562	$1,061,444	697,067	$5,709,899
93 |

Notes to Financial Statements (continued)
December 31, 2023
10.Capital Shares (continued).

	Year Ended December 31, 2023		Year Ended December 31, 2022
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,386,710	$35,188,050	1,251,455	$32,636,811
Issued in connection with the reinvestment of distributions	293,448	8,029,053	1,168,653	25,751,399
Redeemed	(1,187,356)	(29,357,878)	(1,134,294)	(28,656,218)
Net change	492,802	$13,859,225	1,285,814	$29,731,992
Class C
Issued from the sale of shares	528,152	$10,385,091	1,217,488	$26,738,602
Issued in connection with the reinvestment of distributions	93,146	1,956,916	492,676	8,476,261
Redeemed	(1,055,818)	(19,902,093)	(734,433)	(14,940,011)
Net change	(434,520)	$(7,560,086)	975,731	$20,274,852
Class N
Issued from the sale of shares	288	$7,742	58	$1,547
Issued in connection with the reinvestment of distributions	750	22,322	3,064	73,284
Redeemed	(1,348)	(36,140)	(2,888)	(81,794)
Net change	(310)	$(6,076)	234	$(6,963)
Class Y
Issued from the sale of shares	9,451,057	$262,547,873	6,361,056	$191,465,914
Issued in connection with the reinvestment of distributions	365,614	10,843,953	638,488	15,388,143
Redeemed	(3,282,300)	(89,337,801)	(5,757,253)	(154,617,312)
Net change	6,534,371	$184,054,025	1,242,291	$52,236,745
Increase from capital share transactions	6,592,343	$190,347,088	3,504,070	$102,236,626
| 94

Notes to Financial Statements (continued)
December 31, 2023
10.Capital Shares (continued).

	Year Ended December 31, 2023		Year Ended December 31, 2022
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,688,085	$24,175,449	2,081,450	$27,188,627
Issued in connection with the reinvestment of distributions	108,110	1,581,529	108,247	1,369,329
Redeemed	(1,648,201)	(23,381,209)	(2,674,538)	(34,233,303)
Net change	147,994	$2,375,769	(484,841)	$(5,675,347)
Class C
Issued from the sale of shares	71,240	$1,010,015	146,028	$1,872,215
Issued in connection with the reinvestment of distributions	13,933	200,718	23,961	297,840
Redeemed	(1,287,224)	(17,896,948)	(1,650,271)	(21,038,433)
Net change	(1,202,051)	$(16,686,215)	(1,480,282)	$(18,868,378)
Class N
Issued from the sale of shares	11,185	$143,685	145,580	$2,017,090
Issued in connection with the reinvestment of distributions	470	6,845	363	4,576
Redeemed	(5,566)	(78,203)	(174,806)	(2,201,343)
Net change	6,089	$72,327	(28,863)	$(179,677)
Class Y
Issued from the sale of shares	3,217,650	$45,697,023	7,667,504	$104,077,801
Issued in connection with the reinvestment of distributions	275,316	4,005,582	303,265	3,815,073
Redeemed	(4,671,698)	(65,499,977)	(12,663,967)	(169,927,755)
Net change	(1,178,732)	$(15,797,372)	(4,693,198)	$(62,034,881)
Decrease from capital share transactions	(2,226,700)	$(30,035,491)	(6,687,184)	$(86,758,283)
95 |

Notes to Financial Statements (continued)
December 31, 2023
10.Capital Shares (continued).

	Year Ended December 31, 2023		Year Ended December 31, 2022
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	678,253	$23,509,035	682,513	$23,765,153
Issued in connection with the reinvestment of distributions	1,204,004	43,870,647	2,458,392	77,467,012
Redeemed	(2,864,385)	(97,156,248)	(2,488,264)	(85,464,740)
Net change	(982,128)	$(29,776,566)	652,641	$15,767,425
Class C
Issued from the sale of shares	227,231	$3,297,014	188,655	$3,147,013
Issued in connection with the reinvestment of distributions	391,003	5,254,512	731,774	10,169,356
Redeemed	(782,585)	(11,000,049)	(1,134,470)	(19,010,339)
Net change	(164,351)	$(2,448,523)	(214,041)	$(5,693,970)
Class N
Issued from the sale of shares	—	$—	721	$30,208
Issued in connection with the reinvestment of distributions	285	13,778	516	20,693
Redeemed	(129)	(6,250)	(72)	(2,729)
Net change	156	$7,528	1,165	$48,172
Class Y
Issued from the sale of shares	2,819,571	$126,397,035	1,826,215	$81,090,815
Issued in connection with the reinvestment of distributions	289,349	13,935,793	558,904	22,817,734
Redeemed	(1,576,769)	(68,998,499)	(2,555,340)	(108,147,485)
Net change	1,532,151	$71,334,329	(170,221)	$(4,238,936)
Increase from capital share transactions	385,828	$39,116,768	269,544	$5,882,691
| 96

Notes to Financial Statements (continued)
December 31, 2023
10.Capital Shares (continued).

	Year Ended December 31, 2023		Year Ended December 31, 2022
Mid Cap Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	258,724	$5,272,975	254,188	$5,207,282
Issued in connection with the reinvestment of distributions	5,113	115,653	47,991	1,002,920
Redeemed	(262,211)	(5,316,615)	(263,346)	(5,258,953)
Net change	1,626	$72,013	38,833	$951,249
Class C
Issued from the sale of shares	9,970	$179,835	41,957	$749,400
Issued in connection with the reinvestment of distributions	—	—	13,437	257,591
Redeemed	(248,936)	(4,556,274)	(193,780)	(3,552,548)
Net change	(238,966)	$(4,376,439)	(138,386)	$(2,545,557)
Class N
Issued from the sale of shares	187,046	$3,875,585	157,734	$3,317,147
Issued in connection with the reinvestment of distributions	15,982	367,265	125,027	2,643,594
Redeemed	(1,089,884)	(22,347,940)	(599,530)	(12,583,501)
Net change	(886,856)	$(18,105,090)	(316,769)	$(6,622,760)
Class Y
Issued from the sale of shares	829,941	$17,124,756	994,932	$20,936,431
Issued in connection with the reinvestment of distributions	32,188	741,295	271,832	5,776,106
Redeemed	(2,066,677)	(42,974,174)	(3,661,665)	(76,714,966)
Net change	(1,204,548)	$(25,108,123)	(2,394,901)	$(50,002,429)
Decrease from capital share transactions	(2,328,744)	$(47,517,639)	(2,811,223)	$(58,219,497)
97 |

Notes to Financial Statements (continued)
December 31, 2023
10.Capital Shares (continued).

	Year Ended December 31, 2023		Year Ended December 31, 2022
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,230,090	$37,758,332	294,742	$4,937,363
Issued in connection with the reinvestment of distributions	16,125	304,663	238,814	3,785,851
Redeemed	(725,916)	(11,990,865)	(720,255)	(11,602,583)
Net change	1,520,299	$26,072,130	(186,699)	$(2,879,369)
Class C
Issued from the sale of shares	928,672	$5,506,114	269,996	$1,616,908
Issued in connection with the reinvestment of distributions	10,392	67,551	43,643	240,247
Redeemed	(111,787)	(644,754)	(53,628)	(323,660)
Net change	827,277	$4,928,911	260,011	$1,533,495
Class N
Issued from the sale of shares	34,826	$619,155	16,766	$293,058
Issued in connection with the reinvestment of distributions	599	12,034	4,642	77,738
Redeemed	(3,357)	(58,720)	(1,959)	(31,168)
Net change	32,068	$572,469	19,449	$339,628
Class Y
Issued from the sale of shares	23,399,247	$422,571,046	5,751,752	$96,719,232
Issued in connection with the reinvestment of distributions	114,571	2,299,448	313,912	5,212,202
Redeemed	(4,609,145)	(82,075,612)	(2,083,989)	(35,666,627)
Net change	18,904,673	$342,794,882	3,981,675	$66,264,807
Increase from capital share transactions	21,284,317	$374,368,392	4,074,436	$65,258,561
| 98

Report of Independent Registered Public Accounting Firm
To the Boards of Trustees of Loomis Sayles Funds II, Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles International Growth Fund, Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund, Vaughan Nelson Small Cap Value Fund, Natixis Oakmark Fund and Vaughan Nelson Mid Cap Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles International Growth Fund (one of the funds constituting Loomis Sayles Funds II), Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund and Vaughan Nelson Small Cap Value Fund (three of the funds constituting Natixis Funds Trust I), and Natixis Oakmark Fund and Vaughan Nelson Mid Cap Fund (two of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2024
We have served as the auditor of one or more investment companies in Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.
99 |

2023 U.S. Tax Distribution Information to Shareholders (Unaudited)
Corporate Dividends Received Deduction. For the fiscal year ended December 31, 2023, a percentage of dividends distributed by the
Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:
Fund	Qualifying Percentage
International Growth Fund	4.26%
Natixis Oakmark Fund	100.00%
U.S. Equity Opportunities Fund	33.79%
Mid Cap Fund	100.00%
Small Cap Value Fund	100.00%
Qualified Dividend Income. For the fiscal year ended December 31, 2023, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2023, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:
Fund	Qualifying Percentage
International Growth Fund	100.00%
Natixis Oakmark Fund	100.00%
Natixis Oakmark International Fund	100.00%
U.S. Equity Opportunities Fund	34.61%
Mid Cap Fund	100.00%
Small Cap Value Fund	100.00%
Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2023.
Fund	Amount
Natixis Oakmark Fund	$18,473,243
U.S. Equity Opportunities Fund	44,583,934
Foreign Tax Credit. For the year ended December 31, 2023, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:
Fund	Foreign-Tax Credit Pass-Through	Foreign Source Income
International Growth Fund	$45,364	$470,047
Natixis Oakmark International Fund	212,801	12,142,241
| 100

Trustee and Officer Information
The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II, and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds' Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail); Director, Rue La La (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)
Richard A. Goglia (1951)	Trustee since 2015 Chairperson of the Audit Committee	Retired	51 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as Vice President and treasurer of a defense company and experience at a financial services company)
Martin T. Meehan (1956)	Trustee since 2012 Chairperson of the Governance Committee and Contract Review Committee Member	President, University of Massachusetts	51 None
Significant experience
on the Board and on the
boards of other business
organizations;
experience as President
of the University of
Massachusetts;
government experience
(including as a member
of the U.S. House of
Representatives);
academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Chairperson of the Contract Review Committee	Retired	51 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as President of global sales and marketing at a financial services company)
101 |

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees − continued
James P. Palermo (1955)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Partner, STEP Partners, LLC (private equity)	51 Director, Candidly (chemicals and biofuels)
Significant experience
on the Board; financial
services industry and
executive experience
(including roles as Chief
Executive Officer of
client management and
asset servicing for a
banking and financial
services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since 2021 Trustee since 2009 Ex Officio Member of the Audit Committee, Contract Review Committee and Governance Committee	Retired; formerly, Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist
Peter J. Smail (1952)	Trustee since 2009 Contract Review Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as President and Chief Executive Officer for an investment adviser)
| 102

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees − continued
Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member
Managing Director of
Accordia Partners, LLC
(real estate
development); President
of Primary Corporation
(real estate
development);
Managing Principal of
Merrick Capital
Partners (infrastructure
finance)

51
Advisor/Risk
Management
Committee, Eastern
Bank (bank); Director,
Apartment Investment
and Management
Company (real estate
investment trust);
formerly, Director, Ares
Commercial Real Estate
Corporation (real estate
investment trust)
Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)
Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)
Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	51 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
103 |

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Interested Trustees − continued
David L. Giunta[4] (1965)
Trustee since 2011
President and Chief
Executive Officer of
Natixis Funds Trust I
and
Natixis Funds Trust II
since 2008; President of
Loomis Sayles Funds II
since 2008; Chief
Executive Officer of
Loomis Sayles Funds II
since 2015
		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	51 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]
The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV,
Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]
Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts:  President, Chief
Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]
Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts:  President and Chief
Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

| 104

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
Officers of the Trusts
Matthew J. Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex
Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022
Executive Vice President,
General Counsel and
Secretary, Natixis
Advisors, LLC and Natixis
Distribution, LLC; formerly,
Executive Vice President and
Chief Compliance Officer of
Natixis Investment Managers
(March 2019 – May 2022)
and Senior Vice President and
Head of Compliance, U.S. for
Natixis Investment Managers
(July 2011 – March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]
Each officer of the Trusts serves for an indefinite term in accordance with the Trusts' current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]
Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis
Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

105 |

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˃To learn more about Natixis Funds products and services:
Visit: im.natixis.com Call:  800-225-5478
Before investing, consider the fund’s investment objectives, risks, charges, and expenses. Visit im.natixis.com or call 800-225-5478 for a prospectus or summary prospectus containing this and other information.
Contact us by mail:
If you wish to communicate with the funds’ Board of Trustees, you may do so by writing to:
Secretary of the Funds
Natixis Advisors, LLC
888 Boylston Street, Suite 800
Boston, MA 02199-8197
The correspondence must (a) be signed by the shareholder; (b) include the shareholder’s name and address; and (c) identify the fund(s), account number, share class, and number of shares held in that fund, as of a recent date.
Or by e-mail:
secretaryofthefunds@natixis.com (Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)
Please note:  Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public personal information in an e-mail communication because this information may be viewed by others.

Exp. 3/1/2025
6255481.1.1
EF58A-1223
This page not part of shareholder report

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Richard A. Goglia, Mr. James P. Palermo, Mr. Kirk A. Sykes and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/22- 12/31/22	1/1/23- 12/31/23	1/1/22- 12/31/22	1/1/23- 12/31/23	1/1/22- 12/31/22	1/1/23- 12/31/23	1/1/22- 12/31/22	1/1/23- 12/31/23
Natixis Funds Trust II (except Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund)	$278,606	$155,379	$1,166	$29,017	$79,885	$30,482	$—	$—

1.	Audit-related fees consist of:

2022 & 2023 – performance of agreed-upon procedures related to the Registrant’s deferred compensation (2022 & 2023) and review of Form N-14 and related SAS 100 procedures (2023).

2.	Tax fees consist of:

2022 & 2023 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2022 and 2023 were $81,051 and $59,499, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex Group, LLC (“AlphaSimplex”), Loomis, Sayles & Company, L.P. (“Loomis”), Natixis Advisors, LLC (“Natixis Advisors”), and entities controlling, controlled by or under common control with AlphaSimplex, Loomis, and Natixis Advisors (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/22- 12/31/22	1/1/23- 12/31/23	1/1/22- 12/31/22	1/1/23- 12/31/23	1/1/22- 12/31/22	1/1/23- 12/31/23
Control Affiliates	$—	$—	$28,621	$17,898	$50,000	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex, Loomis, Natixis Advisors and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/22- 12/31/22	1/1/23- 12/31/23
Control Affiliates	$341,351	$289,793

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Iindependent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002, filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2024

By:	/s/ Matthew Block

Name:	Matthew Block
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	February 22, 2024